As Filed with the Securities and Exchange Commission on April 28, 2022

Registration File Nos. 333-145064

811-08963

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 18	☑
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 49	☑
(Check appropriate box or boxes.)

TIAA-CREF LIFE SEPARATE

ACCOUNT VA-1

(Exact name of registrant)

TIAA-CREF LIFE INSURANCE

COMPANY

(Name of depositor)

730 Third Avenue

New York, NY 10017-3206

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (877 825-0411

John D. Piller, Sr. Esq.	Ken Reitz, Esq.
TIAA-CREF Life Insurance Company	TIAA-CREF Life Insurance Company
8500 Andrew Carnegie Boulevard SSC-C2-04	8500 Andrew Carnegie Boulevard, SSC-C2-08
Charlotte, NC 28262	Charlotte, NC 28262
(704) 988-5681	(704) 988-4455

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485
☐	on April 1, 2022, pursuant to paragraph (a) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual Flexible Premium Deferred Variable Annuity Contract

PROSPECTUS

MAY 1, 2022

INTELLIGENT VARIABLE ANNUITY

Individual Flexible Premium Deferred Variable Annuity Contract Funded Through TIAA-CREF Life Separate Account VA-1 of TIAA-CREF Life Insurance Company

This prospectus (“Prospectus”) describes information you should know before investing in the Intelligent Variable Annuity, an individual flexible premium deferred variable annuity contract (the “Contract”) offered by TIAA-CREF Life Insurance Company (“TIAA Life”) and funded through the TIAA-CREF Life Separate Account VA-1 (the “Separate Account”). Before you invest, please read this Prospectus carefully, along with the underlying portfolio prospectuses, and keep it for future reference.

The Contract is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. The Contract is not available for purchase as part of any tax-qualified retirement plan.

Subject to the terms of your Contract, if you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid with your application or your total Contract value on the date that you returned the Contract and the refund request to us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

This prospectus describes the variable annuity issued by TIAA Life. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation about this offering other than what is contained in this prospectus. If anyone does so, you should not rely on it.

Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Intelligent Variable Annuity Prospectus	1

DEFINITIONS

Throughout the prospectus, “TIAA Life,” “we,” and “our” refer to TIAA-CREF Life Insurance Company. “You” and “your” mean any Contract owner or any prospective Contract owner.

The terms and phrases below are defined so you’ll know precisely how we’re using them. To understand some definitions, you may have to refer to other defined terms.

1940 Act.  The Investment Company Act of 1940, as amended.

Administrative Office.  The office you must contact to exercise any of your rights under the Contract. You should send all payments and requests to: TIAA-CREF Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; Telephone: 877 694-0305.

Accumulation Period.  The period that begins with your first Premium and continues as long as you still have an amount accumulated in the Separate Account.

Accumulation Unit.  A share of participation in the Separate Account.

Accumulation Value.  The total value of your Accumulation Units.

Annuitant.  The natural person whose life is used in determining the annuity payments to be received. The Annuitant may be the Contract owner or another person.

Beneficiary.  Any person or institution named to receive benefits if you die during the Accumulation Period or if you die while any annuity income or death benefit payments remain due. You don’t have to name the same Beneficiary for both of these two situations.

Business Day.  Any day the New York Stock Exchange (NYSE) is open for trading. A Business Day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Contract.  The individual, flexible premium, deferred variable annuity contract described in this prospectus.

Contract owner or Owner.  The person (or persons) who controls all the rights and benefits under a Contract.

General Account.  All of our assets other than those allocated to the Separate Account or to any other TIAA-CREF Life Separate Account.

Good Order.  An instruction that is received by TIAA Life that is sufficiently complete and clear, along with all forms, information, and supporting legal documentation so that TIAA Life does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a transfer request, a request to begin receiving annuity payments, or a death benefit claim, must be in good order. With respect to purchase requests, good order also generally includes receipt by us of sufficient funds to effect the transaction.

Income Option.  Any of the ways you can receive annuity income. It is also referred to as an “annuity option.”

Internal Revenue Code (IRC).  The Internal Revenue Code of 1986, as amended.

Investment Account.  A sub-account of the Separate Account that invests its assets in shares of a corresponding Portfolio.

Non-Qualified Contracts.  Annuity Contracts that are not issued in connection with a retirement plan intended to qualify for special federal income tax treatment under the IRC.

Portfolio (s) or Underlying Portfolio(s).  An investment company that is registered with the Securities and Exchange Commission in which an Investment Account is invested. The Contract allows you to indirectly invest in a series of investment companies that are described in this prospectus under Appendix A—Portfolios Available Under the Contract.

Premium.  Any amount you invest in the Contract.

Qualified Contract.  Annuity Contracts that are intended to qualify for special Federal income tax treatment under the IRC Section 408 or 408A. Currently, we are not offering Qualified Contracts.

Second Annuitant.  The natural person whose life, together with the Annuitant’s life, is used in determining the amount of annuity payments and how long those payments will be received under the Two-Life Annuities Income Option.

Separate Account.   TIAA-CREF Life Separate Account VA-1, which was established by TIAA Life under New York state law to fund your variable annuity. The Separate Account holds its assets apart from TIAA Life’s other assets.

TIAA.  Teachers Insurance and Annuity Association of America.

TIAA Life.  TIAA Life Insurance Company. TIAA Life is an indirect wholly owned subsidiary of TIAA.

Valuation Day.  Any Business Day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the Separate Account are principally traded.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	None			Surrenders and Cash Withdrawals
Transaction Charges	None			Transfers and Withdrawals
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. The fees and expenses do not reflect any advisory fees-paid to financial intermediaries and, if such charges were reflected, the fees and expenses would be higher. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract	0.10%[1]	0.50%[1]	Charges
	Investment Options (Underlying Portfolio fees and expenses)	0.08%	1.37%	Appendix A—Portfolios Available Under the Contract
	Optional benefits available for an additional charge (for single optional benefit, if elected)	0.10%[3]	0.10%[3]	Guaranteed Minimum Death Benefit Charge

[1]   Deducted daily from your average Accumulation Value to equal the annual % shown.

2.  As a percentage of average daily net assets.

[3]   A Guaranteed Minimum Death Benefit (“GMDB”) fee will be assessed against your Accumulation Value on an annual basis. It is the only optional benefit that charges a fee.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract.
	Lowest Annual Cost: $578	Highest Annual Cost: $1792

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Least expensive combination of Underlying Portfolio fees and expenses

• No optional benefits

• No sales charges or advisory fees

• No additional purchase payments, transfers or withdrawals

Assumes:

• Investment of $100,000

• 5% annual appreciation

• Most expensive combination of optional benefits and Underlying Portfolio fees and expenses

• No sales charges or advisory fees

• No additional purchase payments, transfers or withdrawals

[1] We do not assess a surrender or withdrawal charge.
	RISKS			Location in Prospectus
Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.			Principal Risks Of Investing In The Contract
Not a Short-Term Investment

• The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

• The benefits of a tax deferred product, adding premiums over time to the value your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

• If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.

Principal Risks Of Investing In The Contract
Risks Associated with Investment Options

• An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract (e.g., Underlying Portfolios).

• Each investment option has its own unique risks.

• You should review the investment options before making an investment decision.

Principal Risks Of Investing In The Contract
Insurance Company Risks

• An investment in the Contract is subject to risks related to TIAA, and any obligations, guarantees or benefits of the Contract are subject to TIAA’s claims-paying ability. More information about TIAA, including its financial strength ratings, is available upon request by visiting our website at: tiaa.org/public/.

Principal Risks Of Investing In The Contract
	RESTRICTIONS			Location in Prospectus
Investments

• Not all of the underlying Portfolios listed in this prospectus under “Appendix A—Portfolios Under the Contract”, may be available to you as an investment option.

• We have adopted policies and procedures to discourage market timing and frequent transaction activity and to limit certain transfer activity.

• We reserve the right to limit transfers and exchanges into or out of an investment account in circumstances of frequent activity.

• We reserve the right to add or close investment accounts, substitute another fund or other investment vehicles or combine investment accounts.

The Portfolios Transfer Policies Regarding Market Timing and Frequent Trading Transfer Policies Regarding Market Timing and Frequent Trading Changes to the Separate Account

Intelligent Variable Annuity Prospectus	3

Optional Benefits

• Certain optional benefits available under your Contract are subject to a minimum dollar amount.

• Withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

• There are restrictions on the frequency of transactions within a certain time-period.

• We reserve the right terminate or restrict certain optional benefits under the Contract.

Transfers and Withdrawals Transfers and Withdrawals Transfer Policies Regarding Market Timing and Frequent Trading Transfers and Withdrawals

	TAXES	Location in Prospectus
Tax Implications

• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.

• Generally, you are not taxed until you make a withdrawal from the Contract. Withdrawals on your Contract will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

• Premium taxes may apply.

Possible Adverse Tax Consequences Transfer Policies Premium Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation

• Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.

Conflicts Of Interest
Exchanges

• Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

Conflicts Of Interest

OVERVIEW OF THE CONTRACT

Purpose of the Contract

The Contract is a flexible premium deferred variable annuity contract. It is designed for individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or other payment options. You make investments in the Contract’s investment accounts during the accumulation phase. At the end of the accumulation phase, the value of your investments or accumulation units is used to calculate lifetime income or other payment options that you choose. The Contract also includes a death benefit payable at the death of the contract owner or annuitant during the accumulation phase.

This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the accumulation value your Contract. Because withdrawals will be subject to ordinary income tax and may be subject to tax penalties on early withdrawals if taken before age 59 1⁄2, the Contract is not intended for individuals who may need to access of invested funds within a short-term timeframe or on a frequent basis. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers among the investment accounts.

Phases of the Contract

The contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).

Accumulation Phase.

The accumulation or savings phase begins when your contract becomes effective. During this phase, earnings accumulate on a tax-deferred basis. Premium payments may continue during this phase until the annuity starting date.

You allocate your premiums to the investment accounts of the separate account that are available to you under the Contract which, in turn, invest in one or more of the underlying portfolios (“Portfolios”). As with all variable annuities, your accumulation value can increase or decrease, depending on how well the Portfolio underlying the Investment Account performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

You should consider the investment objectives, risks, and charges and expenses of each underlying Portfolio carefully before making an investment decision. Additional information about each underlying Portfolio is provided in Appendix A—Portfolios Available Under The Contract”.

Annuity Phase.

The annuity or income phase begins on the annuity starting date you select. During this phase, you will receive fixed income payments based on the income option you elect. Your payments are based on your contract accumulations value selected for annuitization determined on the last Business Day before the annuity start date. Subject to the provisions under your Contract, you can elect any one of the following options to receive annuity payments: (1) one-life annuity with or without a guaranteed period; (2) two-life annuity with or without a guaranteed period or (3) annuity for a fixed period. Please note that when you annuitize, your accumulation will be converted to income payments. Once the annuity phase begins you will no longer

4	Prospectus Intelligent Variable Annuity

be able to submit premiums, you will no longer be able to make withdrawals from your contract, and all accumulation phase benefits terminate, including the death benefit.

Contract Features

The Contract provides for the accumulation of retirement savings and income. The contract offers income options, death benefit protection and various payout options.

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your contract. Withdrawals will reduce your Contract value, will be subject to ordinary income tax and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.

Tax Treatment. You can transfer money between investment accounts without tax implications and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) when you receive an income payment from the Contract; or (4) payment of a death benefit.

Death Benefits. The Contract includes a standard death benefit, or for an additional charge, the Contract offers a guaranteed minimum death benefit. Either death benefit will pay your designated beneficiary a benefit at the time of your death.

Additional Benefits

Systematic Withdrawals. If your contract accumulation is at least $10,000, you may elect to have withdrawals redeemed from one or more of the investment accounts on a systematic basis at no additional charge. The initial periodic withdrawal amount must be at least $100 and if paid by check, it may be subject to a fee of up to $5 per payment and can be paid monthly, quarterly, semi-annually or annually. Withdrawals will reduce your Contract value. Withdrawals will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

Dollar Cost Averaging. If your account accumulation value is at least $10,000, you may elect to participate in our dollar cost averaging (“DCA”) program, at no additional charge. DCA allows you to make scheduled transfers from the Money Market Account to one or more other investment accounts on a monthly or quarterly basis and the initial amount must be at least $100. You may not participate in dollar cost averaging while automatic account rebalancing is in effect.

Automatic Account Rebalancing Program. You can elect to have your account value automatically rebalanced, at no additional charge, to periodically transfer accumulations among your investment accounts in order to maintain the allocation percentages that you specify. You may direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis. You may not participate in automatic account rebalancing while dollar cost averaging is in effect.

Withdrawals to Pay Advisory Fees. You may authorize withdrawals to pay the fees of your financial advisor on a quarterly basis. We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement and we do not assess a charge for this service. Withdrawals will reduce your Contract value.

Fee and Expense Tables

The fees and expenses do not reflect any advisory fees-paid to financial intermediaries from contract value or other assets of the contractowner and, if such fees were reflected, the fees and expenses would be higher.

Transaction Expenses

Charge
Sales Load Imposed on Purchases (as a percentage of premiums)	None
Deferred Sales Load (or Surrender Charge) (as a percentage of premiums or amount surrendered, as applicable)	None

Exchange Fee	None

The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).

If you elect to purchase the GMDB optional benefit, you will pay the additional charges, as shown below:

Annual Contract Expenses

	Charge Without a Fee or Expense Waiver[1]	Charge With a Fee or Expense Waiver[1,2]
Administrative Expenses (Annual Maintenance Fee)	$25	$0.00
Maximum Base Contract Expenses (as a percentage of average accumulation value)	0.70%	0.50%
Band 1—Base Contract Expenses: If Accumulation Value is less than $100,000	0.70%	0.50%
Band 2—Base Contract Expenses: If Accumulation Value is between $100,000 and $500,000	0.55%	0.35%
Band 3—Base Contract Expenses: If Accumulation Value is greater than $500,000	0.45%	0.25%
Band 4—Base Contract Expenses: After the first 10 years of the Contract	0.30%	0.10%
Optional Benefit Expenses (as a percentage of average account value)[3]	0.10%	N/A

Intelligent Variable Annuity Prospectus	5

[1]	The contractual Administrative Expense Charge, which is component of the Base Contract Expense, is 0.30%. It is subject to an expense waiver of 0.20%, which reduces the current Administrative Expense Charge to 0.10%.
[2]	The Annual Maintenance Fee will be waived if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or on the date of a full surrender of the Contract.
[3]	The GMDB is the only optional benefit that charges a fee, which is assessed against your Accumulation Value on an annual basis.

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios available under the Contract, including their annual expenses, may be found in this prospectus under: Appendix A—“Portfolios Available Under The Contract”.

Annual Portfolio Expenses

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)	0.08%	1.37%

Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements*)	0.08%	1.33%
*	Certain Portfolios are subject to an expense reimbursement arrangement between such Portfolio and the investment adviser, which is expected to continue until at least February 28, 2023.

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual Portfolio expenses.

The Examples assume that you invest $100,000 in the Contract for the time periods indicated. The First Example also assume that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Expenses and elected optional benefits for an additional charge1. The second Example also assumes that your investment has a 5% return each year and assumes the least expensive combination of Annual Portfolio Expenses and no elected optional benefit. The Examples do not reflect any advisory fees-paid to financial intermediaries from contract value or other assets of the contractowner and, if such fees were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Example 1: Maximum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$2,050	$6,355	$10,880	$23,480
If you annuitize at the end of the applicable time period	$2,050	$6,355	$10,880	$23,480
If you do not take a total withdrawal of your Contract Value	$2,050	$6,355	$10,880	$23,480
[1]The	GMDB is the only optional benefit that charges a fee.

Example 2: Minimum Expenses

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of applicable time period	$440	$1,381	$2,410	$5,422
If you annuitize at the end of the applicable time period	$440	$1,381	$2,410	$5,422
If you do not take a total withdrawal of your Contract Value	$440	$1,381	$2,410	$5,422

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this prospectus. Additional risks and details regarding various risks and benefits of investing in the Contract are described in relevant sections of this prospectus. The Contract may be subject to additional risks other than those identified and described in the prospectus.

Risk of Loss. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the contract for short-term needs, it may not be the right contract for you. If you

6	Prospectus Intelligent Variable Annuity

make early withdrawals, you may be subject to pay ordinary income tax, including a tax penalty if you are under age 59 1⁄2.

Investment Risk. As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the underlying Portfolios. Performance can vary depending on the performance of the underlying Portfolios you selected available under the Contract. You bear the risk of any decline in the account balance of your Contract resulting from the performance of the underlying Portfolios you have chosen. Your account value could decline significantly, and there is a risk of loss of the entire amount invested. You should review these investment options before making an investment decision.

Each investment option will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular underlying Portfolio. We do not guarantee the investment performance of the separate account or the underlying Portfolios, and you bear the entire investment risk. Information regarding the underlying Portfolios available under your Contract is provided below in this prospectus under “Appendix A—Portfolios Available Under The Contract”.

Risks Associated with TIAA. An investment in the Contract is subject to risks related to TIAA and any obligations, guarantees or benefits of the Contract are subject to TIAA’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA, including its financial strength ratings is available by visiting our website at tiaa.org/public/.

Possible Adverse Tax Consequences. Tax considerations associated with the Contract can vary and can be complicated. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contract. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Risks Related to Cybersecurity and Certain Business Continuity Risks. Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying Portfolios, intermediaries and other affiliated or third party service provides may adversely affect us and the value of your accumulation units. For instance, cyber-attacks may: interfere with our processing of contract transactions, including the processing orders from our website or with the underlying Portfolios; affect our ability to calculate AUVs; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying Portfolios invest, which may cause the Portfolios underlying your accumulation units to lose value. There can be no assurance that we or the underlying Portfolios or our service providers will avoid losses affecting your accumulation units that result from cyber-attacks or information security breaches in the future.

We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises and terrorist acts, which could adversely affect our ability to administer the contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process contract transactions or to calculate contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

COVID-19 Risk. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers

Intelligent Variable Annuity Prospectus	7

continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

Significant market volatility and negative market returns have occurred during the COVID-19 pandemic. While we are confident in our ability to manage the financial risks related to the COVID-19 pandemic, the extent and duration of such risks cannot be predicted with certainty, and prolonged negative economic conditions could have a negative impact on our financial condition. It is possible these risks could impact our financial strength and claims-paying ability.

WHO WE ARE AND OTHER RELATED INFORMATION

TIAA-CREF LIFE INSURANCE COMPANY AND TIAA

The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters is located at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, serve as a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE INTELLIGENT VARIABLE ANNUITY.

The Intelligent Variable Annuity is designed for individual investors seeking accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment based on the amounts accumulated, as lifetime income or through other payment options. You generally are not taxed on any earnings or appreciation on the assets in the Contract until money is taken out of the Contract.

Under the Intelligent Variable Annuity Contract, you allocate your Premiums and Accumulation Value among the Investment Accounts of TIAA-CREF Life Separate Account VA-1, as discussed below.

As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well each Portfolio underlying the Investment Account performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk. Please note that an investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The Contract is available to you provided it has been approved by the insurance department of your state of residence. Currently, the contract is approved in all states including the District of Columbia.

THE SEPARATE ACCOUNT

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.

CHANGES TO THE SEPARATE ACCOUNT

Where permitted by applicable law, we reserve the right to take certain actions that we deem necessary to serve your best interests and appropriate to carry out the purposes of this Contract. When required by law, we will obtain approval by you, the SEC, and/or any appropriate regulatory authority. The actions that we may take include:

•	deregistering the Separate Account under the 1940 Act;
•	operating the Separate Account in any form permitted under the 1940 Act, or in any other form permitted by law;

8	Prospectus Intelligent Variable Annuity

•	taking any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;
•	adding, combining or removing Investment Accounts in the Separate Account;
•

substituting, for the Portfolio shares held in any Investment Account, the shares of another class issued by the Portfolio, or the shares of another investment company or any other investment permitted by law;

•	change the way we deduct or collect charges under the Contract, but without increasing the charges unless and to the extent permitted by other provisions of this Contract;
•	making any other necessary technical changes in this Contract in order to conform with any action this provision permits us to take; and
•	adding to, eliminating, or suspending your ability to allocate Premiums or transfer Accumulation Value into any Investment Option.

We can add new Investment Accounts in the future that would invest in other Portfolios, funds or other investment vehicles. We do not guarantee that the Separate Account, any existing Investment Account, or any Investment Account added in the future will always be available. We reserve the right to add or close Investment Accounts, substitute another Portfolio, fund or other investment vehicle without your consent, or combine Investment Accounts or Portfolios. A substituted Portfolio, fund or investment vehicle may have different fees and expenses. Substitutions and Investment Account closings may be made with respect to existing investments or the investment of future Premiums, or both. However, no substitution will be made without any necessary approval of the Securities and Exchange Commission. A Portfolio also may discontinue offering its shares to the Investment Accounts. In addition, we reserve the right to make other structural and operational changes affecting the Separate Account and the Contract.

We will notify you if any of these changes result in a material change in the underlying investments of an Investment Account of the Separate Account to which any part of your Accumulation Value is allocated. Information about any such change will be filed with any regulatory authority where required and will be subject to any required approval.

If you object to a material change and a portion of your Accumulation Value is attributable to the affected Investment Account, then you may transfer that value into another Investment Account.

To effect such transfers, we must receive your request in Good Order at our Administrative Office within 60 days of the postmarked notice of material change. We will not deduct a transfer charge for this transaction.

THE PORTFOLIOS

The Separate Account invests in shares of certain Portfolios through various Investment Accounts. The Portfolios are open-end management investment companies registered with the SEC under the 1940 Act. The Portfolios available for investment under the Contract are described further below under “Appendix A—Portfolios Available Under The Contract”. Please note, that all of the Portfolios listed are available to you as an investment option without a restriction, unless indicated otherwise in Appendix A—Portfolios Available Under the Contract.

Certain Portfolios invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

Before investing, carefully read the Portfolios’ prospectuses. The Portfolios’ prospectuses contain more information on each Portfolio’s investment objectives, strategies, limitations, risks, expenses and investment managers. In addition, the Portfolios’ prospectuses may detail additional fees, limitations or restrictions that may be imposed on the Investment Accounts and that we, in turn, may enforce against a Contract. The prospectus for each Portfolio is available by contacting us. In addition, if you receive a summary prospectus for a Portfolio, you may obtain a full statutory prospectus by referring to the contact information for the Portfolio Company on the cover page of the summary prospectus.

Please note that the prospectuses for the Portfolios may provide information for other portfolios that are not available through the Contract. When you consult the Portfolio prospectuses, you should be careful to refer only to the information regarding the Portfolios.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios that may have very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Portfolios available under the Contract may be very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment manager. Nevertheless, the investment performance of the Portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment manager, the same investment objectives and policies, and/or a very similar or nearly identical name. Please read the prospectuses to obtain more complete information regarding the Portfolios. Keep this prospectus and the Portfolios’ prospectuses for future reference.

PAYMENTS FROM PORTFOLIOS

We (and our affiliates) may receive payments, which may be significant, from some or all of the Portfolios, their investment managers, distributors or affiliates thereof.

Intelligent Variable Annuity Prospectus	9

These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Portfolios. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the management fee deducted from Contract assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these management fees (see the Portfolios’ prospectuses for more information). The amount of the payments we receive may be based upon a percentage of the Portfolio’s assets owned by the Investment Accounts. These percentages differ from Portfolio to Portfolio. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts.

Some of the Portfolios have adopted distribution plans pursuant to Rule 12b-1 of the 1940 Act. Under these plans, we or our affiliates may receive some or all of a Portfolio’s 12b-1 fees. These fees currently range up to 0.25% of the average daily assets of certain Portfolios that are attributable to the Contracts. These payments are deducted from the assets of the Portfolios; therefore, they decrease the Portfolios’ investment return.

Furthermore, we (and our affiliates) receive additional compensation on assets invested in the TIAA-CREF proprietary funds because our affiliates receive payments from the Portfolios for investor advisory and/or other services. Thus, we may receive more revenue with respect to proprietary Portfolios than non-proprietary Portfolios.

This arrangement may be a factor that we consider in including any Portfolios as Investment Accounts of the Separate Account.

SELECTION OF PORTFOLIOS

We select the Portfolios based on several criteria, including asset class coverage, the strength of the investment manager’s (or sub-adviser’s) reputation and record, investment performance and our ability to receive payments as described above.

We have added TIAA-CREF Portfolios at least in part because they are managed by our affiliate, Teachers Advisors, LLC. We review the Portfolios periodically and may remove a Portfolio or limit its availability for future transfers and allocations if we determine that the Portfolio no longer meets one or more of the selection criteria and/or if the Portfolio has not attracted significant allocation from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You are responsible for choosing your Investment Accounts and your allocations so that they are appropriate for your specific circumstances, including your goals, financial situation and risk tolerance. You should consult your registered representative who can provide advice on the Portfolios offered as not all of them may be suitable for long-term investment needs. You should monitor and periodically review your Investment Account selections and allocations to determine if they are still appropriate.

DISTRIBUTION OF THE CONTRACT

We offer the Contract to the public on a continuous basis. We anticipate continuing to offer the Contract, but reserve the right to discontinue the offering. The Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) and is the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We intend to recoup any payments made to TC Services through fees and charges imposed under the Contract.

THE BROKER -DEALER

TIAA Life makes payments to TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract(s).

VOTING PORTFOLIO SHARES

The Separate Account is the legal owner of the shares of the Portfolios being offered through the Investment Accounts in your Contract. It therefore has the right to vote its shares at any meeting of the Portfolios’ shareholders. Generally, open-end investment companies, such as the Portfolios, do not hold annual meetings of shareholders. However, if and when shareholder meetings are held, we will give you the right to instruct us how to vote the shares attributable to your Contract. If we don’t receive timely instructions from you, we will vote your shares in the same proportion as the voting instructions received on all outstanding Contracts. Please note that the effect of proportional voting is that a small number of Contract owners may control the outcome of a vote. We may vote the shares of the Portfolios in our own right in some cases, if we determine that we may legally do so.

The number of Portfolio shares attributable to you is determined by dividing your interest in the applicable

Investment Account by the net asset value of the underlying Portfolio.

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THE CONTRACT—THE ACCUMULATION PERIOD

The Intelligent Variable Annuity is an individual flexible-premium deferred variable annuity. It is referred to as a Non-Qualified Contract and allows you to contribute premium payments in varying amounts. It only accepts premium payments in after-tax dollars. The rights and benefits of the Contract are summarized below. However, the descriptions you read here are qualified entirely by the Contract itself.

The Contract and the application are the entire contractual agreement between you and TIAA Life. We have issued the Contract in return for your completed application and the first Premium. We do not offer different levels of classes under the Contract. Any endorsement to or amendment of the Contract or waiver of any of its provisions will be valid only if in writing and signed by an executive officer or a registrar of TIAA Life. All benefits are payable at our home office in New York, NY or at an administrative office designated by us. The Contract is incontestable.

Whether the Contract or certain investment options are available to you is subject to approval by regulatory authorities in your state. You may allocate your premiums and accumulation value to the investment accounts of the Separate Account, each of which in turn, invests in the corresponding Portfolio, which are further described in this Prospectus. As with all variable annuities, your Accumulation Value can increase or decrease, depending on how well the Investment Account’s Portfolio investment performs over time. TIAA Life does not guarantee the investment performance of the Portfolios or the Investment Accounts, and you bear the entire investment risk.

The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments.

PURCHASING A CONTRACT AND REMITTING PREMIUMS

Minimum Initial and Maximum Additional Premiums: We will issue you a Non-Qualified Contract as soon as we receive, in Good Order at our Administrative Office, your complete and accurate application, your initial Premium, and all other information we may require. The initial Premium must be in the amount of at least $2,500, however, we reserve the right to lower the initial Premium amount to $250.

Please send your check, payable to TIAA Life Insurance Company, along with the application to:

New Business Dept.

TIAA Life Insurance Co.

P.O. Box 1291

Charlotte, NC 28201-9908

Note that we cannot accept money orders, travelers’ checks, or cash. In addition, we will not accept a third-party check where the relationship of the payer to the Contract owner cannot be identified from the face of the check. We will credit your initial Premium within two Business Days after we receive all necessary information or the Premium itself, whichever is later. If we don’t have the necessary information within five Business Days, we will return your initial Premium at that time unless you provide us specific consent to retain the initial Premium until your application is complete and in Good Order.

Additional Premiums: Additional Premiums must be for at least $50. We reserve the right to limit Premiums to no more than $1,000,000 a year.

Send a check, payable to TIAA Life Insurance Company, including your Contract number, to:

TC-Life VA Collections

P.O. Box 933866

Atlanta, GA 31139-3866

These Premiums will be credited as of the Business Day we receive them, and allocated in the same way as your investment instructions currently on file, unless you instruct otherwise. Currently, TIAA Life will accept Premiums at any time both the Contract owner(s) and the Annuitant(s) are living and your Contract is in the Accumulation Period. However, we reserve the right not to accept Premiums under this Contract after you have been given three months’ notice.

If we exercise our right to reject and/or place limitations on the acceptance and/or allocation of additional Premium, you may be unable to, or limited in your ability to, increase your Accumulation Value through additional Premium, and this restriction may also impact the value of any future benefits under the optional GMDB if elected, or any future Annuitization election. Before you purchase the Contract and determine the amount of your initial premium, you should consider the fact that we may suspend, reject or limit additional Premiums at some point in the future. You should consult with your registered representative before purchase.

Electronic Payment. You may make initial or subsequent investments by electronic payment, You may also establish an automatic investment plan using Electronic Funds Transfers (EFT) by completing an authorization form and each payment must be for at least $50. If the automatic investment plan is used for a Qualified Contract, the Contract owner should consult a tax adviser for advice regarding maximum contributions. A federal wire is usually received the same day and an Automated Clearing House (“ACH”) credit or debit transfer is usually

Intelligent Variable Annuity Prospectus	11

received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although an ACH transfer is usually less expensive than a federal wire. Here is what you need to do:

1.	If you are sending in an initial Premium, send us your application;
2.	Instruct your bank to wire money to:

Wells Fargo

ABA Number 121000248

San Francisco, CA

Account of: TIAA-CREF Life Insurance Company

Account Number: 2000035305820

3.	Specify on the wire:

•	Your name, address and Social Security Number (s) or Taxpayer Identification Number
•	Indicate if this is for a new application or existing Contract (provide Contract number if existing)

More About Remitting Premiums. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service administrator has received such Premiums along with any necessary information.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, residential address, date of birth, social security number and other information that will allow us to identify you, such as your home telephone number. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

If we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include cancelling your contract.

Certain Restrictions. You may only open one Contract in any calendar year. Except as otherwise described in this prospectus, the Contract does not restrict how large your Premiums are or how often you send them, although we reserve the right to impose restrictions in the future.

We reserve the right to reject any Premium payment or to place dollar limitations on the amount of a Premium. If mandated under applicable law, including federal laws designed to counter terrorism and prevent money laundering, we may be required to reject a Premium payment. We may also be required to block a Contract owner’s account and refuse to pay any request for transfers, annuity payments, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

CAN I CANCEL THE CONTRACT?

You can examine the Contract and return it to TIAA Life for a refund, until the end of the “free look” period specified in your Contract (which is a minimum of 10 days, but varies by state). In states that permit it, we will refund the Accumulation Value calculated on the date that you returned the Contract and the refund request to us. (Note that the value of your initial Premium may have gone down during the period.) Where state law requires, the refund will equal all payments you have made. We will consider the Contract returned on the date it is postmarked and properly addressed with postage pre-paid or, if it is not postmarked, on the day we receive it at our Administrative Office. We will send you the refund within 7 days after we get written notice of cancellation and the returned Contract. If you live in a state that requires refund of Premiums, Premiums will be allocated to the TIAA-CREF Life Money Market Investment Account during the “free look” period.

CAN I ASSIGN THE CONTRACT?

You may assign the Contract, which is non-qualified contract, prior to the annuity starting date. We assume no responsibility for the validity of any such assignment, nor will we be charged with notice of any assignment unless it is in writing and has been received in good order by us. The rights of the Owners, Annuitant, any Second Annuitant, any Beneficiaries and any other person to receive benefits under the Contract will be subject to the terms of any assignment. You should consult your tax advisor before making any assignment of the Contract. You may not assign the Contract on or after the annuity starting date.

ELECTIONS AND CHANGES

If you have to make any choice or change available under the Contract, you must do so in a form acceptable to us at our home office in New York, NY or an administrative office designated by us. If you send us a notice changing your Beneficiaries or other persons named to receive payments, it will take effect as of the date it was signed even if you then die before the notice actually reaches us in good order. Any other notice will take effect as of the date we receive it in good order. If we take any action in good faith before receiving the notice, we will not be subject to liability even if our acts were contrary to what you told us in the notice. If a joint Owner has been named and both Owners are living, authorization from both Owners is required for changes and transactions other than transfers and allocation of Premiums.

CHANGES TO THE CONTRACT BY TIAA

We reserve the right to change or amend the Contract from time to time in order to comply with applicable state and federal laws on annuities. If we make such a change or amendment, we will do so for all Contracts written on this

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form and delivered to the same state this Contract was delivered.

CONTRACT VARIATIONS

There are no material state variations of the same Contract type from one state-specific contract to another state specific contract in terms of features, benefits and charges. You should review your Contract along with this prospectus to understand the product features, benefits and charges under your Contract.

CONFLICTS OF INTEREST

Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

INVESTMENT ACCOUNT ACCUMULATION

At the end of any Business Day, the Accumulation Value in each Investment Account is equal to the number of Accumulation Units in each Investment Account multiplied by the Accumulation Unit value for that Investment Account.

The Number of Accumulation Units in any Investment Account at the end of the day will be increased by:

•	Premiums allocated to that Investment Account; and
•	Transfers from another Investment Account;

And will be decreased by:

•	Deductions of Premium taxes incurred for the Investment Account; and
•	Withdrawals from Accumulation Value in the Investment Account; and
•	Annuitization of Accumulation Value in the Investment Account; and
•	Transfers to another Investment Account; and
•	Any portion of the death benefit paid; and
•	Annual maintenance fee that has been deducted from the Investment Account; and
•	Redemption charges imposed by a Portfolio underlying an Investment Account.

Every time you allocate or transfer money to or from an Investment Account, we convert that dollar amount into Accumulation Units. We determine the number of Accumulation Units we credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the Accumulation Unit value for that Investment Account at the end of the Business Day.

ACCUMULATION UNIT VALUE

We determine an Accumulation Unit value for each Investment Account to reflect how investment performance affects the Accumulation Value. Unit values will vary among Investment Accounts. The Unit value may increase or decrease from one Business Day to the next.

The Accumulation Unit value of any Investment Account at the end of any Business Day equals:

•	The Accumulation Unit value of the Investment Account on the immediately preceding Business Day; multiplied by
•	The net investment factor for that Investment Account on that Business Day.

The net investment factor:

•	Measures the investment performance of an Investment Account from one Business Day to the next;
•	Increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio;
•	Decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the underlying Portfolio expenses; and
•	During the first 10 contract years, decreases to reflect the mortality and expense risk charge which is based upon the following annual rates applied to total value in all Investment Accounts:
•	0.40% if the value of Accumulation Units in all Investment Accounts is less than $100,000;
•	0.25% if the value of Accumulation Units in all Investment Accounts is from $100,000 to $500,000; and
•	0.15% if the value of Accumulation Units in all Investment Accounts is more than $500,000.
•	In contract years 11 and later, the annual rate is 0% regardless of the value of Accumulation Units in all Investment Accounts;
•	Decreases to reflect an Administrative Expense charge of 0.10% (0.30% maximum) for all contract years; and
•	If applicable, decreases to reflect the Guaranteed Minimum Death Benefit (GMDB) rider charge of 0.10%.

Accumulation Unit values on any non-Business Day are determined using the Unit values as of the most recent prior Business Day.

We deduct the mortality and expense risk charge to compensate us for certain mortality and expense risks we assume, and for certain expenses we incur. The mortality risk is the risk that an Annuitant will live for a longer time than we project. The expense risk is the risk that the expenses that we incur will exceed the Contract charges.

In order to accommodate the varying mortality and expense risk charges, as well as the application of the GMDB rider charges on certain Contracts, separate Accumulation Unit values will be maintained via different charge bands. On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation

Intelligent Variable Annuity Prospectus	13

Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium or withdrawal we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint. Please note, that if you make a withdrawal to pay advisory fees, the withdrawal will reduce the number of your accumulation units in proportion to the withdrawal.

TRANSFERS AND WITHDRAWALS

CAN I TRANSFER AMONG THE INVESTMENT OPTIONS OR MAKE CASH WITHDRAWALS?

Subject to certain limitations, you may transfer portions of your Accumulation Value among the Investment Accounts. You may also surrender your Contract in full or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. All cash withdrawals must be for at least $1,000. For more information, see below “Cash Withdrawals.” Cash withdrawals may be taxed and you may have to pay a 10% federal penalty tax on earnings if you take a cash withdrawal before age 59 1⁄2 Please note that withdrawals will decrease your Accumulation Value. In addition, withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, Accumulation Units, or as a percentage of your Accumulation Value.

Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a Business Day will be effective at the end of the next Business Day.

TRANSFERS

You are permitted to make internal transfers among the Investment Accounts available to you under the Contract. The minimum transfer amount must be at least $250 for each internal transfer, which may include the entire amount you have accumulated under your Contract among the Investment Accounts. We do not assess a charge for transfers. However, we currently limit the number of transfers you may make among the Investment Account options. Please see “Transfer Policies Regarding Market Timing and Frequent Trading.” We do not assess a transfer charge.

To request a transfer, write to or call our Administrative Office, or go to our Web Center’s account access feature at www.tiaa.org. If you make a telephone or Internet transfer at any time other than during a Business Day, it will be effective at the close of the next Business Day. We can suspend or terminate your ability to transfer by telephone, fax, or over the Internet at any time for any reason.

TRANSFER POLICIES REGARDING MARKET TIMING AND FREQUENT TRADING

There are Contract owners who may try to profit from transferring money back and forth among Investment Accounts in an effort to “time” the market. As money is shifted in and out of these Investment Accounts, we incur transaction costs and the underlying Portfolios incur expenses for buying and selling securities. These costs are borne by all Contract owners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for Portfolios invested primarily in foreign securities, such as the TIAA-CREF Life International Equity Fund.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, if, within a 60-day calendar day period, a Contract owner redeems or exchanges any monies out of an Investment Account that holds shares of a Portfolio (other than an Investment Account that invests in the TIAA-CREF Life Money Market Fund and transfers made pursuant to the dollar cost averaging and automatic account rebalancing programs), subsequently purchases or exchanges any monies back into that same Investment Account holding shares of the Portfolio and then redeems or exchanges any monies out of the same Investment Account, the Contract owner will not be permitted to make electronic transfers (i.e., transfers over the Internet, by telephone or fax) back into that same Investment Account holding shares of the Portfolio through a purchase or exchange for 90 calendar days.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an Investment Account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the Portfolios under the separate account.

If we regard the transfer activity as disruptive to an underlying Portfolio’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a Contract owner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all Contract owners. We reserve the

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right to waive these policies where management believes that the waiver is in the Contract owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect Contract owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The Contract is not appropriate for market timing. You should not invest in the Contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account.

Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA Life or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term Contract owners, increased transaction costs, and interference with the efficient portfolio management of the affected Portfolio.

The Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the Portfolios describe any such policies and procedures. The policies and procedures of a Portfolio may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other Portfolios. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the Portfolios. However, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Contract owners who violate the market timing and excessive trading policies established by the Portfolio.

SURRENDERS AND CASH WITHDRAWALS

You may surrender your entire Accumulation Value or take cash withdrawals at any time before all of your Accumulation Value is applied to an annuity option on the annuity starting date. You can withdraw some or all of your Accumulation Value in the Investment Accounts. Cash withdrawals must be for at least $1,000 (or your entire Accumulation Value, if less). Any withdrawal that would reduce your entire Accumulation Value below $1,000 will be considered a request for a full surrender. There’s no charge for cash withdrawals. If you do not specify which Investment Accounts to take the withdrawal from, we will take it from all of your Investment Accounts in proportion to the value you have in each Investment Account.

If you withdraw your entire Accumulation Value in the Separate Account, we will cancel your Contract and all of our obligations to you under the Contract will end. We do not charge a surrender fee, but we will deduct the annual maintenance fee from any surrender proceeds.

Withdrawals are subject to income tax, and a 10% federal penalty tax may apply if you are under age 59 1⁄2. (See “Federal Income Taxes.”)

SYSTEMATIC WITHDRAWALS

If your Accumulation Value is at least $10,000, you may have withdrawals made from one or more of the Investment Accounts on a systematic basis. Systematic withdrawals can be made monthly, quarterly, semi-annually or annually, from the first to the twenty-eighth day of the month. If the scheduled date of a systematic withdrawal is not a Business Day, the withdrawal will be deemed as a redemption request made on the next Business Day and priced accordingly.

The starting date for systematic withdrawals must be at least seven calendar days after we receive all required forms in Good Order. Systematic withdrawals will continue until the earliest of the following:

•	the date you tell us to stop, or
•	your Accumulation Value in any Investment Account is insufficient, or
•	a withdrawal would cause your Accumulation Value to fall below $1,000, or
•	your death, or
•	the Annuitant’s death.

A periodic withdrawal amount must be either in dollars, or in percentage of Accumulation Value, or in numbers of Accumulation Units. The initial periodic withdrawal amount must be at least $100. Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment. You may not have more than one systematic withdrawal program in effect at any one time.

Systematic withdrawals are not available to you while you own any other deferred annuities issued by us that:

•	were issued during the calendar year in which the Contract was issued, and
•	have an Accumulation Value greater than zero.

Systematic withdrawals are subject to all provisions applicable to withdrawals, except as otherwise provided herein. We may restrict the availability of systematic withdrawals from any new Investment Accounts that are added to your Contract after the issue date of the Contract. We may terminate the availability of future systematic withdrawals with ninety days’ advance written notice to you.

DOLLAR COST AVERAGING

If your Accumulation Value is at least $10,000, you may elect to participate in a dollar cost averaging program by providing us with acceptable notice. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy

Intelligent Variable Annuity Prospectus	15

spreads the allocation of your Premium into the Investment Accounts over a period of time by systematically and automatically transferring, on a periodic basis, specified dollar amounts from the TIAA-CREF Life Money Market Account to any Investment Account(s). This allows you to potentially reduce the risk of investing most of your Premium into the Investment Accounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high.

You choose whether transfers will be made on a monthly or a quarterly basis on the 1st through the 28th day of the month. If you don’t select a timing basis, we will make monthly transfers. Equal amounts (minimum $100) are automatically transferred from the TIAA-CREF Life Money Market Investment Account to your designated “target Investment Options” in the percentages selected. You may have multiple target Investment Options.

The starting date of a dollar cost averaging program must be at least seven calendar days after we receive all required forms in Good Order, and a dollar cost averaging program cannot begin during the “free look” period. We reserve the right to allow you to start only one dollar cost averaging program in any contract year or successive 12 month period. If an automatic account rebalancing program is in effect, a dollar cost averaging program cannot be initiated.

Dollar cost averaging will end if we receive (in Good Order) a request to cancel the participation, the value of the TIAA-CREF Life Money Market Investment Account is insufficient to make the transfer, or the specified number of transfers has been completed. We may suspend dollar cost averaging program transfers with ninety days’ written notice to you. We reserve the right to terminate the dollar cost averaging program.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

AUTOMATIC ACCOUNT REBALANCING PROGRAM

You may elect to participate in an automatic account rebalancing program by providing us with notice in Good Order. Automatic account rebalancing will allow you to maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a monthly, quarterly, semi-annual or annual basis on the 1st through the 28th day of the month.

We reserve the right to allow you to start only one automatic account rebalancing program in any contract year or successive 12-month period. If a dollar cost averaging program is in effect, an automatic account rebalancing program cannot be initiated.

Automatic account rebalancing will end if we receive an acceptable request to cancel your participation. We reserve the right to terminate the automatic account rebalancing program for a particular Contract.

This program is excluded from our Transfer Policies Regarding Market Timing and Frequent Trading. See “Transfer Policies Regarding Market Timing and Frequent Trading.”

WITHDRAWALS TO PAY ADVISORY FEES

In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor. You will be required to complete and return certain forms to effect these cash withdrawals, indicating how you want the money to be withdrawn. If you do not specify how you want the money withdrawn, we will make the withdrawal from each of your Investment Accounts on a pro rata basis. For a Non-Qualified Contract, the withdrawal will be treated like any other distribution; it may be included in gross income for federal tax purposes and, if the Owner is under age 59 1⁄2, it may be subject to a 10% penalty tax.

The IRS has privately ruled that withdrawals to pay advisory fees under some insurer’s non-qualified contracts will not be treated as taxable distributions. TIAA did not obtain a ruling of this type of transaction for your Contract and the Contract has not been changed to prepare for such a ruling request. You should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

You may use systematic withdrawals to pay these advisory fees. Such withdrawals must be quarterly, not earlier than the seventh Business Day after the end of a calendar quarter. The amount withdrawn must be specified in dollars or in percentage of your Accumulation Value as of the end of the quarter. The financial advisor may request that we stop making withdrawals. We may determine the eligibility of financial advisors for systematic withdrawal payments. These fees will go to individual registered investment advisers who are not affiliated with us. These fees are not Contract charges retained by us. These fees also are not the investment advisory fees paid by the underlying Portfolios. We will not assess any charge for the withdrawal of these fees.

LOANS

Loans are not available under the Contract.

CHARGES

Charges, Expenses and Related Fees. There are charges, expenses and related fees associated with variable annuity contracts that will reduce the return on investment in the Contract. Your Contract may include the following charges, expenses and related fees.

The Base Contract Charge. The Base Contract Charge includes the Separate Account Charges, which consists of an

16	Prospectus Intelligent Variable Annuity

Administrative Expense Charge and the Mortality and Expense Risk Charge.

SEPARATE ACCOUNT CHARGES

We deduct charges each Business Day from the assets of each Investment Account for various services required to administer the Separate Account and the Contracts and to cover certain insurance risks borne by TIAA Life. While TIAA Life reserves the right to increase the Separate Account charges at any time, we will provide at least three months’ notice before any raise.

Administrative Expense Charge: This charge is for administration and operations, such as allocating Premiums and administering Accumulation Value. The daily deduction is equivalent to 0.30% of Accumulation Value annually.

We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

We currently waive a portion of the Administrative Expense Charge, so that the current Administrative Expense Charge is 0.10%. While we reserve the right to increase this charge at any time, we will provide at least three months’ notice before we raise the Administrative Expense Charge above 0.10%.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contracts. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts. After the First 10 Contract Years, the entire Mortality and Expense Risk Charge is reduced to 0% regardless of your Accumulation Value.

The mortality and expense risk charge assessed under your Contract depends upon your Accumulation Value. The mortality and expense risk charge rate is lower for each higher band of Accumulation Value. The daily deduction is equivalent to the following percentages of Accumulation Value annually:

During the First 10 Contract Years:
Band 1: If Accumulation Value is less than $100,000:	0.40%
Band 2: If Accumulation Value is between $100,000–$500,000:	0.25%
Band 3: If Accumulation Value is greater than $500,000:	0.15%
After the First 10 Contract Years:	0.00%

On the last Business Day of each month, we will transfer Accumulation Units between bands if your Accumulation Value on that day increases above or decreases below a particular band breakpoint. In addition, on any Business Day in which you make a Premium, or withdrawal, we also will transfer Accumulation Units between bands if the Premium or withdrawal causes your Accumulation Value on that day to increase above or decrease below a particular band breakpoint.

Our mortality risks come from our obligations under the Contracts to make annuity payments under the One-Life Annuity and the Two-Life Annuity and to pay death benefits before the Annuity Period begins. We assume the risk of making annuity payments regardless of how long the Annuitant (s) may live or whether the mortality experience of Annuitants as a group is better than expected. We also bear a risk in connection with our Guaranteed Minimum Death Benefit guarantee, since this death benefit may be more than your Accumulation Value.

Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the Separate Account will be higher than the amount recovered through the administrative expense charge.

If the mortality and expense risk charge is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our General Account assets, which may include amounts derived from the mortality and expense risk charge to TC Services, the principal underwriter of the Contract.

Guaranteed Minimum Death Benefit Charge. If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

OTHER CHARGES AND EXPENSES

Portfolio Expenses.  Each Investment Account purchases shares of the corresponding Portfolio at net asset value. Certain deductions and expenses of the underlying Portfolios are paid out of the assets of the Portfolios. These expenses may include charges for portfolio accounting, custody, and other services provided to the Portfolio. The Portfolios’ investment advisers also are entitled to an annual management fee based on a percentage of the average daily net assets of each Portfolio. Portfolio expenses are not fixed or specified under the terms of the Contract, and may change periodically. For further information, consult the Portfolios’ prospectuses and the Annual Operating Expense table included in the summary of this prospectus.

No Deductions from Premiums.  The Contract does not assess front-end charges or deferred sales charges.

Premium Taxes.  Premium taxes may apply with respect to the Contract. (See “Premium Taxes” in the “Taxes” section below). We normally will deduct any charges for premium taxes from your Accumulation Value when it is applied to provide annuity payments. However, if a jurisdiction requires that premium taxes be paid at other times, such as when Premiums are paid or when cash withdrawals are taken, we will deduct premium taxes then.

Annual Maintenance Fee.  Your Contract will be subject to an annual maintenance fee of $25 to compensate us for the expenses associated with administering your Contract. We will assess this fee on every annual anniversary of your Contract and on surrender of your Contract. We will waive the annual maintenance fee if your Accumulation Value exceeds $25,000 on the anniversary date of your Contract or

Intelligent Variable Annuity Prospectus	17

the day you surrender your Contract. If your Accumulation Value in the TIAA-CREF Life Money Market Investment Account is greater than the amount of the maintenance fee, we will deduct the fee from the TIAA-CREF Life Money Market Investment Account. Otherwise, we will deduct the fee from the Investment Accounts in proportion the Accumulation Value in each Investment Account. We do not deduct this charge during the Annuity Period.

Transfer Charge.  We do not assess a charge for transfers.

Surrender Charge.  We do not deduct any surrender charges if you withdraw all Accumulation Value from the Contract, although we will assess the annual maintenance fee.

THE CONTRACT—THE ANNUITY PERIOD

You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments. If your annuity payments would be less than $100 under the payment option you choose, we may make annuity payments less frequently than that. The total value of annuity payments made to you may be more or less than the total Premiums you paid under the Contract.

Before choosing to annuitize, you should consult your tax advisor. See “Federal Income Taxes.”

WHEN ANNUITY PAYMENTS BEGIN

Generally you pick the date when you want annuity payments to begin when you first apply for a Contract. The date you choose cannot be later than the Annuitant’s 95th birthday, and if you select a date that is later than the Annuitant’s 90th birthday, then you may only select a Fixed-Period Annuity. You can choose or change this annuity starting date at any time before annuity payments begin, and you may establish multiple annuity starting dates if you choose to annuitize only a portion of your Accumulation Value. In any case, the annuity starting date for any selected annuitization will be the first Business Day of a month and cannot be earlier than fourteen months after the day your Contract is issued (twelve months for Contracts issued in Florida). Your first annuity check may be delayed while we process your choice of Income Options and calculate the amount of your initial payment.

For payments to begin on the annuity starting date you chose, we must have received all information and documentation necessary for the Income Option you’ve picked. If we have not received all the necessary information, we’ll defer the annuity starting date until the first Business Day of the month after the information has reached us at our Administrative Office in Good Order, but not beyond the Annuitant’s 95th birthday. Please note the following:

•

If you have not picked any Income Option by the first Business Day of the month in which the Annuitant turns age 90 or if we have not otherwise received all the necessary information by this date, we will begin payments under a One-Life Annuity with a ten year guaranteed period.

•

If you have selected a One-Life Annuity or Two-Life Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 90, then you will be deemed to have chosen that date as the annuity starting date.

•

If you have selected a Fixed-Period Annuity for which you have not chosen an annuity starting date prior to the first Business Day of the month in which the Annuitant turns age 95, then you will be deemed to have chosen that date as the annuity starting date (if allowed under applicable law).

All annuity payments will be made out of the fixed account. We’ll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments changes, it is your responsibility to let us know. We can send payments to your residence or most banks abroad. Special tax forms, withholding and other requirements may apply with respect to payments sent overseas. Please see your qualified tax adviser.

INCOME PAYMENTS

Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they will not change based on the investment experience of any Investment Account.

ANNUITY OPTIONS

You have a number of different annuity options, although if you select an annuity date that is later then the Annuitant’s 90th birthday, you may only select a Fixed-Period Annuity. The current options are:

•

One-Life Annuities with or without Guaranteed Period. Pays income as long as the Annuitant lives. If you opt for a guaranteed period (10, 15 or 20 years) and your Annuitant dies before it’s over, income payments will continue to you or your Beneficiary until the end of the period. If you don’t opt for a guaranteed period, all

18	Prospectus Intelligent Variable Annuity

payments end at the Annuitant’s death—so that it’s possible for you to receive only one payment if your Annuitant dies less than a month after payments start.

•

Two-Life Annuities with or without Guaranteed Period. Pays income to you as long as the Annuitant or Second Annuitant lives, then continues at either the same or a reduced level for the life of the survivor, or until the end of the specified guaranteed period, whichever period is longer. There are three types of two-life annuity options, all available with or without a guaranteed period—Full Benefit While Either the Annuitant or the Second Annuitant is Alive, Two-Thirds Benefit After the Death of Either the Annuitant or the Second Annuitant, and a Half- Benefit After the Death of the Annuitant.

•

Fixed-Period Annuities. Pays income for a stipulated period of not less than two nor more than thirty years. At the end of the period you’ve chosen, payments stop. If you die before the period is up, your Beneficiary becomes the Contract owner.

Your Beneficiary has the right to receive in a lump sum the commuted value of any periodic payments or other amounts remaining due under a Fixed-Period Annuity or Life Annuity with a Guaranteed Period. The commuted value, which is the present value of annuity payments used when an annuity will be paid in a lump sum instead of a series of payments, is equal to the sum of payments less the interest that would have been earned from the effective date of the commuted value calculation to the date each payment would have been made. The interest rate used is the same as that used to determine the guaranteed amount of the annuity payments.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Contract.

Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	The amount of the death benefit is the accumulation value on the valuation day that we authorize payment of the death benefit.	Standard	None	• Withdrawals could significantly reduce the death benefit. • Benefit terminates upon annuitization.
Guaranteed Minimum Death Benefit (“GMDB”)	If you elected the GMBD option, we will pay the value of the GMDB, if the GMDB is greater than the standard Contract death benefit.	Optional	0.10% (this is the maximum charge assessed against your Accumulation Value, on an annual basis,)

•   If you wish to elect the GMDB, you must make the election before we issue you the Contract.

•   If you elect the GMDB option, you may not cancel it after we issue you the Contract.

•   Withdrawals could significantly reduce the death benefit.

•   Withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract

Full Surrender and Withdrawals	Prior to your annuity starting date, you may request a withdrawal, including up to your entire Accumulation Value.	Optional	None

•   Subject generally to a minimum amount of $1,000.

•   If you withdraw your entire Accumulation Value, we will cancel your Contract and deduct the annual maintenance fee from any surrender proceeds.

•   Withdrawals will lower your Contract value, will be subject to ordinary tax and may be subject to a 10% penalty tax taken before age 59 1⁄2.

Transfers	You may request transfers between investment accounts.	Optional	None	• Subject generally to a minimum amount of $250. • Transfers are subject to our “Transfer Policies Regarding Market Timing and Frequent Trading”.

Intelligent Variable Annuity Prospectus	19

Summary of Benefits
Name of Benefit	Purpose	Standard/Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Systematic Withdrawals	You may request scheduled withdrawals from one or more of the investment accounts on a systematic basis.	Optional	None

•   Must have an Accumulation Value of at least $10,000 and subject generally to a minimum amount of $100.

•   May be paid monthly, quarterly, semi-annually or annually.

•   Systematic withdrawals paid by check may be subject to a fee of up to $5 per payment.

•   Withdrawals will lower your Contract value, will be subject to ordinary income tax and may be subject to a 10% penalty tax taken before age 59 1⁄2.

Withdrawals to Pay Financial Advisory Fees	In certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your adviser.	Optional	None

•   Withdrawals to pay financial advisory fees are subject to special rules.

•   We reserve the right to determine the eligibility of the financial adviser for this type of fee reimbursement.

•   The amount withdrawn is generally subject to a minimum amount of $100.

•   Withdrawals will lower your Contract value.

•   You should consult a tax adviser regarding the tax treatment of the payment of adviser fees from your Contract.

DEATH BENEFITS

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

A death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. The amount of the death benefit is the Accumulation Value on the Valuation Day we authorize payment of the death benefit. If, however, you have elected the Guaranteed Minimum Death Benefit (available for an extra charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (as described further below).

AVAILABILITY: CHOOSING BENEFICIARIES

Unless the “Special Option For Spouses” described immediately below applies, the death benefit will be paid if either the Owner or Annuitant dies during the Accumulation Period. When you fill out an application for a Contract, you name one or more Beneficiaries to receive the death benefit if you die. You can change your Beneficiary at any time during the Accumulation Period. For more information on designating Beneficiaries, contact TIAA Life or your legal  adviser.

SPECIAL OPTION FOR SPOUSES

If the surviving spouse is the sole Beneficiary when the Owner dies, the surviving spouse can choose to become the Contract owner and continue the Contract, or receive the death benefit. If the surviving spouse does not make a choice within 60 days after we receive (in Good Order) proof of death, the surviving spouse will automatically become Contract owner and Annuitant, and no death benefit will be paid.

DEFINITION OF SPOUSE UNDER FEDERAL LAW

A person who meets the definition of “spouse” under federal law may avail themselves of certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “Spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax adviser for more information on this subject.

AMOUNT OF DEATH BENEFIT

The amount of the death benefit is your Accumulation Value on the Valuation Day we authorize payment of the death benefit. We will authorize payment of a Beneficiary’s portion of the death benefit on the date we receive (in Good Order) due proof of death of an Owner or Annuitant and all information required to be furnished for payment of that Beneficiary’s portion of the death benefit.

If you have elected the Guaranteed Minimum Death Benefit (for an additional charge), and this amount is greater than the Accumulation Value, we will instead pay the Guaranteed Minimum Death Benefit (see below).

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GUARANTEED MINIMUM DEATH BENEFIT OPTION

You must elect the Guaranteed Minimum Death Benefit prior to us issuing you the Contract, and you may not cancel it after we issue your Contract. The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay that amount if it is greater than the Contract death benefit (as discussed further below). If you elect the Guaranteed Minimum Death Benefit, we will assess a maximum charge of 0.10% of your Accumulation Value, on an annual basis, as compensation for providing this guaranteed benefit. We deduct the charge daily from the net investment factor when calculating the Accumulation Unit values for the Investment Accounts.

If you elected the Guaranteed Minimum Death Benefit option (for an additional charge) and, on the Business Day we authorize payment of the death benefit, this amount is greater than the Contract death benefit (which is equal to the Accumulation Value), then we will pay the Guaranteed Minimum Death Benefit instead of the Contract death benefit. The Guaranteed Minimum Death Benefit on any Business Day is equal to the sum of all Premiums credited under the Contract less the “adjusted sum” of each withdrawal made. Please note that withdrawals to pay advisory fees are not considered withdrawals for the purpose of the GMDB benefit calculation, however, you should consult a tax advisor regarding the tax treatment of the payment of advisor fees from your Contract.

The adjusted sum of each withdrawal made is equal to the sum of each withdrawal multiplied by the greater of (1) or the following:

•	the value of the Guaranteed Minimum Death Benefit on the Business Day preceding the withdrawal divided by

•	the Accumulation Value on the Business Day of the withdrawal excluding the effect of any transactions on that day.

Multiple withdrawals made on any single day will be aggregated for the purpose of this calculation.

Depending on your Accumulation Value on the date of the withdrawal, the “adjusted sum” of any withdrawal could result in a reduction in your Guaranteed Minimum Death Benefit that is greater than the dollar amount of your withdrawal.

The following example is intended to illustrate how we calculate the Guaranteed Minimum Death Benefit and the impact of withdrawals. Assume:

•	On July 16th, an initial Premium of $10,000 is received by us and the Contract is issued.

•	The Accumulation Value equals $10,000.

•	The Contract death benefit, which is equal to the Accumulation Value, is also $10,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($0), also equals $10,000.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $10,000. Because the Guaranteed Minimum Death Benefit is not greater than the Contract death benefit, we will not instead pay the Guaranteed Minimum Death Benefit.

•	On August 21st, a withdrawal of $2,000 is made from the Contract.

•	Assume that prior to the withdrawal, the Accumulation Value equals $8,500. After the withdrawal, the Accumulation Value equals $6,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $6,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $2,000 withdrawal is equal to the withdrawal ($2,000) multiplied by the greater of:

1.	(1); or

2.

the prior Business Day’s Guaranteed Minimum Death Benefit ($10,000) divided by the current Accumulation Value excluding the effect of any transactions on that day ($8,500). This equals 1.1764706 ($10,000/$8,500).

•	Because 1.176 is greater than 1, the withdrawal ($2,000) is multiplied by 1.1764706 to equal $2,352.94.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($10,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $7,647.06.

If a death benefit were to be paid on this date, it would be equal to the Guaranteed Minimum Death Benefit of $7,647.06, because this amount is greater than the Contract death benefit of $6,500.

•	On September 1st, an additional Premium of $20,000 is received by us.

•	Assume that prior to receipt of the Premium, the Accumulation Value equals $9,000. After the Premium is received, the Accumulation Value equals $29,000.

•	The Contract death benefit, which is equal to the Accumulation Value after the Premium is received, is $29,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($2,352.94), equals $27,647.06 ($30,000–$2,352.94).

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $29,000, which is greater than the Guaranteed Minimum Death Benefit of $27,647.06.

•	On September 28th, a withdrawal of $5,000 is made from the Contract.

Intelligent Variable Annuity Prospectus	21

•	Assume that prior to the withdrawal, the Accumulation Value equals $31,500. After the withdrawal, the Accumulation Value equals $26,500.

•	The Contract death benefit, which is equal to the Accumulation Value after the withdrawal, is $26,500.

•	The Guaranteed Minimum Death Benefit is equal to the sum of all Premiums less the “adjusted sum” of each withdrawal.

•	The “adjusted sum” of the $5,000 withdrawal is equal to the withdrawal ($5,000) multiplied by the greater of:

1.	1; or

2.

the prior Business Day’s Guaranteed Minimum Death Benefit ($27,647.06) divided by the current Accumulation Value excluding the effect of any transactions on that day ($31,500). This equals 0.877684 ($27,647.06/$31,500).

•	Because 1 is greater than 0.877684, the withdrawal ($5,000) is multiplied by 1 to equal $5,000.

•	The Guaranteed Minimum Death Benefit, which is equal to the sum of all Premiums ($30,000=$10,000+$20,000) less the “adjusted sum” of each withdrawal ($7,352.94=$2,352.94+$5,000), equals $22,647.06.

If a death benefit were to be paid on this date, it would be equal to the Contract death benefit of $26,500, which is greater than the Guaranteed Minimum Death Benefit of $22,647.06.

The Guaranteed Minimum Death Benefit is a guaranteed minimum, which means that we will only pay this amount if it is greater than the Contract death benefit.

METHODS OF PAYMENT OF DEATH BENEFITS

If a Death Benefit is payable a Beneficiary may elect a lump sum payment, or, subject to the terms of the contract and State specific provisions, elect to have his or her interest distributed over his or her life, or over a period certain not extending beyond his or her life expectancy.

If there is more than one Beneficiary, we will pay each Beneficiary, his or her portion of the death benefit as determined on the Valuation Day we receive (in Good Order at our Administrative Office) all information required to be furnished for payment of that Beneficiary’s portion of the death benefit. Because Beneficiaries may provide the required information to us on different days, Beneficiaries may receive differing amounts, even where all Beneficiaries have been designated so as to share equally in the death benefit proceeds.

Death benefit payments in the form of a period certain or life annuity must begin within one year of date of death. Benefits under a lump sum option must be paid within 5 years of date of death. Upon payment of the entire death benefit, the Contract will terminate. In all events, the death benefit and the termination provisions of the Contract will be administered in accordance with the requirements of IRC Section 72(s).

DELAYS IN PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, or transfer from the Investment Accounts within 7 days after we receive (in Good Order at our Administrative Office) all applicable acceptable notices, and/or due proofs of death. However, we can postpone these payments if:

•	the New York Stock Exchange is closed for trading, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

•

an emergency exists, as a result of which the SEC determines that (A) the disposal of shares in an Investment Account or its corresponding Portfolio is not reasonably practicable, or (B) it is not reasonably practicable to fairly determine the value of the net assets of an Investment Account or its corresponding Portfolio; or

•	an Investment Account’s corresponding Portfolio otherwise suspends payment or redemption of its shares pursuant to an order of the SEC; or

•	you have submitted a check or draft to our Administrative Office, in which case we have the right to defer payment until the check or draft has been honored.

If, pursuant to SEC rules, the TIAA-CREF Life Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund or as a result of Fund liquidity levels, we will delay payment of any transfer, surrender, or death benefit from the TIAA-CREF Life Money Market Investment Account until the Fund is pays redemption proceeds.

TAX MATTERS

FEDERAL INCOME TAXES

The following discussion is based on our understanding of current federal income tax law, and is subject to change. For complete information on your personal tax situation, check with a qualified tax adviser.

TAXATION OF ANNUITIES

Contract Eligibility: The Contract can only be purchased as an individual, Non-Qualified contract. All tax information in this prospectus is limited to Non-Qualified Contracts. We do not currently offer Qualified Contracts.

Non-Natural Persons: When the Owner of any Contract is not a natural person (such as a trust), the Owner must generally include in income any increases in the value of the Contract during the taxable year. There are significant exceptions to this rule, such as grantor trusts and certain trusts for the benefit of individuals and a prospective Contract owner which is not a natural person should discuss these potential exceptions with a qualified tax adviser.

22	Prospectus Intelligent Variable Annuity

The following discussion applies generally to Contracts owned by a natural person that qualify as annuity Contracts for federal income tax purposes.

In General: Internal Revenue Code (IRC) Section 72 governs annuity taxation generally. We believe an Owner who is a natural person usually won’t be taxed on increases in the value of a Contract until there is a distribution (i.e., the Owner withdraws all or part of the Accumulation Value or takes annuity payments). Since transfers among Investment Accounts under the Contract are not considered distributions, they will not be taxed. Assigning, pledging, or agreeing to assign or pledge any part of the Accumulation Value usually will be considered a distribution.

Withdrawals of accumulated investment earnings are taxable as ordinary income. The IRC generally requires withdrawals to be first allocated to investment earnings.

Withdrawals: If you make a withdrawal, the IRC generally treats such a withdrawal as first coming from earnings and then from your Premiums. Such withdrawn earnings are includible in income.

Diversification Requirements. The IRC requires that the investments of each Investment Account of the Separate Account underlying the Contracts be “adequately diversified” in order for Contracts to be treated as annuity contracts for federal income tax purposes. It is intended that each Investment Account, through the Portfolio in which it invests, will satisfy these diversification requirements.

Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of a Contract owner to allocate Premiums and transfer amounts among the Investment Accounts of the Separate Account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract owner from being treated as the Owner of the Separate Account assets supporting the Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the IRC requires any Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, Section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will generally be distributed within five years after the date of such Owner’s death. If the designated Beneficiary is an individual, the entire interest in the contract may be alternatively distributed over his or her life expectancy. However, if the designated Beneficiary is the surviving spouse of the deceased Owner (as defined under federal law), the Contract may be continued with the surviving spouse as the new Owner (See “Death Benefits”—“Special Option for Spouses”).

Contract endorsements contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Penalty Tax on Certain Withdrawals. The IRC also provides that any amount you receive from your Contract that is included in income may be subject to federal penalty tax. The amount of the federal penalty tax is equal to 10% of the amount that is includable in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after the taxpayer reaches age 59 1/2;

(2)	paid after you die;

(3)	paid if the taxpayer becomes totally disabled (as that term is defined in the IRC);

(4)	paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy;

(5)	paid under an immediate annuity; or

(6)	that come from purchase payments made prior to August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified (unless under permitted exceptions) before the later of your attaining age 59 1⁄2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception plus interest for the tax years in which the exception was used.

Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, these amounts are taxed to the recipient if distributed in a lump sum, in the same manner as a surrender of the Contract.

Partial 1035 Exchanges. Section 1035 of the IRC provides that a Contract may be exchanged in a tax-free transaction for another annuity contract. The IRS has also ruled that a partial exchange of an annuity contract, whereby a portion of an annuity contract is directly transferred into another annuity contract, would also qualify as a non-taxable exchange. IRS guidance provides that if a distribution occurs from either of the contracts involved within 180 days of a

Intelligent Variable Annuity Prospectus	23

partial exchange that the IRS may apply general tax principles to determine the substance and hence, the treatment of the transfer. This could result, for example, in the subsequent distribution being treated as money received in the exchange. This 180 day rule does not apply to subsequent distributions taken to effect another 1035 exchange. The IRS guidance also provides that Partial 1035 exchanges are disregarded for purposes of determining whether 2 or more deferred annuity contracts have been purchased from an insurer and its affiliates in a 12 month period. Contract owners should consult their own qualified tax advisers prior to entering into a partial exchange of an annuity contract.

Medicare Tax. Distributions from Contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

OPTIONAL BENEFIT RIDERS

It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a 10% penalty if withdrawn prior to age 59 1⁄2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting or activating any optional benefit under the Contract.

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

Transferring or assigning Contract ownership, pledging the Contract as security for a loan, designating an Annuitant, payee or other Beneficiary who is not also the Owner, selecting certain annuity start dates, or exchanging a Contract can have other tax consequences that we do not discuss here. We will not record a transfer of ownership unless you tell us the transfer is a gift or, if not, provide the amount the new owner paid for the Contract. This information is required for tax reporting purposes. If you are thinking about any of those transactions, contact a qualified tax adviser. Please note this Contract may not be assigned on or after your annuity starting date.

ANNUITY PAYMENTS

Although the tax consequences may vary depending on the annuity payment option you select, in general, only a portion of the annuity payments you receive will be includable in your gross income. In general, the excludable portion of each annuity payment you receive will be determined as follows: by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If, after the annuity commencement date, annuity payments stop because an Annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return. You should consult a tax adviser before electing the Initial Payment Guarantee or a feature with stabilized payments.

PARTIAL ANNUITIZATION

If part of an annuity contract’s value is applied to an annuity that provides payments for one or more lives or for a period of at least ten years, those payments will be taxed as annuity payments instead of withdrawals. While the Contract does not offer partial annuitization, this treatment may be obtained through a Partial 1035 Exchange (as described above) to an immediate annuity contract. Please note that if you choose to apply part of your Accumulation Value to a Fixed Period Annuity for less than ten years, those payments will be taxed less favorably, as withdrawals, rather than as annuity payments. Consult your tax advisor. See “The Contract—the Annuity Period.”

WITHHOLDING

Annuity distributions are usually subject to withholding for the recipient’s federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, IRC Section 72(e) will generally treat as one contract all TIAA Life and TIAA Non-/ deferred annuity Contracts issued to the same Owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10% penalty tax (see above). Consult a qualified tax adviser before buying more than one annuity Contract for the purpose of gaining a tax advantage.

Annuity purchases by residents of Puerto Rico. The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.- source income that is generally subject to United States federal income tax.

Annuity purchases by nonresident aliens and foreign corporations. The discussion above provides general

24	Prospectus Intelligent Variable Annuity

information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. This contract may not be available to certain foreign entity purchasers.

Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity Contract purchase.

OTHER TAX ISSUES

POSSIBLE CHARGE FOR TIAA LIFE’S TAXES

Currently we do not charge the Separate Account for any federal, state, or local taxes on it or its Contracts (other than premium taxes—see “Charges” and “Premium Taxes”), but we reserve the right to charge the Separate Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Federal Estate Taxes, Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a Beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated Beneficiary or the actuarial value of the payments to be received by the Beneficiary. Consult an estate planning adviser for more information.

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2022, the federal estate tax, gift tax and GST tax exemptions and maximum rates are $12,060,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Premium Taxes. Some states, the District of Columbia, and Puerto Rico assess premium taxes on the premiums paid under the Contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, the premium taxes range from (0% to 3.5%) depending on the state.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

TAX ADVICE

What we tell you here about federal and other taxes isn’t comprehensive and is for general information only. It doesn’t cover every situation and cannot be used to avoid any tax. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

GENERAL MATTERS

FINANCIAL CONDITION OF TIAA LIFE

The benefits under your Contract and any rider are paid by us from our General Account assets and/or your Accumulation Value held in the Separate Account. It is important that you understand how your Contract works and how our ability to meet our obligations affects your Contract. Payment of your Contract and rider benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for Accumulation Value allocated to the Investment Accounts. Your Accumulation Value in the Investment Accounts is part of the assets of the Separate Account. These assets are segregated and insulated from our General Account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your Accumulation Value allocated to the Separate Account should generally not be adversely affected by the financial condition of our general account. With very limited exceptions, all assets in the Separate Account attributable to your Accumulation Value and that of all other Contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See “SEPARATE ACCOUNT.”

Intelligent Variable Annuity Prospectus	25

Assets in the General Account. Any guarantees under the Contract that exceed your Accumulation Value in the Separate Account, such as those associated with the death benefit, are paid from our General Account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value in the Separate Account are subject to our financial strength and claims-paying ability and our long- term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well, such as market value adjusted annuities, and we also pay our obligations under these products from the assets in our General Account. These General Account products are subject to our claims-paying ability. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the Contract would generally receive the same priority as our other contract holder obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts required under state law to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations; there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value. We continually evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective Contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our audited financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (“SAI”). For information on how to obtain a free copy of the SAI, see the cover page of this Prospectus.

TELEPHONE AND INTERNET TRANSACTIONS

To speak with a customer service representative to make requests related to your Contract or to obtain more information, you can call the Administrative Office at 877 694-0305.

You can also use the TIAA Life Web Center’s account access feature to check your Accumulation Value and current allocation percentages, and make transfers. You will be led through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made through the Web Center are electronically recorded. To use the Web Center’s account access feature, access the TIAA Life Internet home page at www.tiaa.org. Computer systems may not always be available. Any computer system, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Administrative Office.

We may not be able to verify that you are the person providing instructions through the Web Center, or that you have authorized any such person to act for you. We can suspend or terminate your ability to transact by telephone, fax, or over the Internet at any time for any reason.

CONTACTING TIAA LIFE

We won’t consider any notice, form, request, or payment to have been received by TIAA Life until it reaches our Administrative Office in Good Order. We will not be deemed to have received any Premiums sent to the addresses designated in this prospectus for remitting Premiums until the third party service that administers the receipt of mail through those addresses has processed the payment on our behalf. You can ask questions about the contract by calling us toll-free 877 694-0305.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 877 694-0305, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the

26	Prospectus Intelligent Variable Annuity

prospectus, prospectus supplements, annual and semi- annual reports, or any other required documents, to your household, even if more than one Contract owner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 877 694-0305, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report or account statement that we send you.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA Life nor the Separate Account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a Contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the Separate Account, appropriate adjustments will be made. Any amounts so paid or charged will include compound interest at the effective rate of 6% per year.

PROOF OF SURVIAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a Contract is living on the date payment is due. If this proof is not received after a request in writing, the Separate Account will have the right to make reduced payments or to withhold payments entirely until such proof is received. If under a two-life annuity we have overpaid benefits because we were not notified of a death, we will reduce or withhold subsequent payments until the amount of the overpayment, plus compound interest at the rate of 6% per year, has been recovered.

PROTECTION AGAINST CLAIMS OF CREDITORS

The benefits and rights accruing to you or any other persons under the Contract are exempt from the claims of creditors or legal process to the fullest extent permitted by law.

Unclaimed and Abandoned Property. Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on Contract owners, Annuitants, Beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their Annuitants’, Beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA Life Insurance Company, P.O. Box 724508, Atlanta, Georgia, 31139; by calling us between the hours of 8:00 a.m. and 6:00 p.m. Eastern Time, Monday- Friday at 877 694-0305; or 24 hours a day via our website www.tiaa.org.

LEGAL PROCEEDINGS

Neither the Separate Account, TIAA Life, nor TC Services is involved in any legal action that we consider likely to have a material adverse effect on the Separate Account, the ability of TIAA Life to meet its obligations under the Contract, or the ability of TC Services to perform its contract with the Separate Account.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you remit Premiums, or make a cash withdrawal, or transfer among the Investment Accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you’ll receive a statement confirming those transactions and any Advisory Fees you have authorized immediately following the end of each calendar quarter.

You will be sent a statement each quarter which sets forth the following:

(1)	Premiums paid during the quarter;

(2)	the number and dollar value of Accumulation Units in the Investment Accounts credited during the quarter and in total;

(3)	cash withdrawals during the quarter; and

(4)	any transfers among the Investment Accounts during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the Portfolios and a schedule of investments held by the Portfolios.

Intelligent Variable Annuity Prospectus	27

APPENDIX

Appendix A—Portfolios Available Under the Contract

The following is a list of the Portfolios available under the Contract. Each of the Portfolios listed is available to you as an investment option without a restriction, unless indicated otherwise below. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://vpx.broadridge.com/GetContract1.asp?cid=tiaavpx&fid=88630X845. You can also request this information at no cost by calling 800 842-2252.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type	Portfolio Name and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Asset Allocation	Calamos Growth and Income Portfolio	1.20%	21.40%	15.56%	11.57%
Specialty	Credit Suisse Trust Commodity Return Strategy Portfolio—Class 1[2]	1.05%	27.90%	3.81%	-3.00%
Equity	ClearBridge Variable Aggressive Growth Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.80%	10.30%	11.65%	13.81%
Equity	ClearBridge Variable Small Cap Growth Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.80%	12.61%	21.34%	17.14%
Equity	Delaware VIP International Series Standard Class[2]	0.86%	6.87%	10.81%	8.15%
Equity	Delaware VIP Small Cap Value Series—Standard Class	0.75%	34.42%	9.53%	12.08%
Asset Allocation	DFA VA Equity Allocation Portfolio/ Dimensional Fund Advisors LP2	0.30%	24.37%	—	—
Fixed Income	DFA VA Global Bond Portfolio/ Dimensional Fund Advisors LP	0.24%	-1.04%	1.68%	1.90%
Asset Allocation	DFA VA Global Moderate Allocation Portfolio/ Dimensional Fund Advisors LP2	0.28%	14.20%	9.87%	—
Equity	DFA VA International Small Portfolio/ Dimensional Fund Advisors LP	0.40%	14.56%	10.12%	10.04%
Equity	DFA VA International Value Portfolio/ Dimensional Fund Advisors LP	0.28%	18.11%	7.00%	6.52%
Fixed Income	DFA VA Short-Term Fixed Portfolio/ Dimensional Fund Advisors LP	0.12%	-0.19%	1.10%	0.78%
Equity	DFA VA US Large Value Portfolio/ Dimensional Fund Advisors LP	0.21%	27.04%	10.52%	13.50%
Equity	DFA VA US Targeted Value Portfolio/ Dimensional Fund Advisors LP	0.29%	39.68%	10.45%	13.60%
Asset Allocation	Franklin Income VIP Fund—Class 1	0.47%	17.00%	7.72%	7.65%
Equity	Franklin Mutual Shares VIP Fund—Class 1	0.73%	19.52%	6.72%	9.28%
Equity	Franklin Small-Mid Cap Growth VIP Fund—Class 1	0.83%	10.25%	21.15%	15.99%
Equity	Janus Henderson Forty Portfolio	0.77%	22.90%	25.58%	20.29%
Equity	Janus Henderson Overseas Portfolio	0.87%	13.58%	13.35%	6.25%
Equity	Janus Henderson Mid Cap Value Portfolio	0.67%	19.73%	8.76%	10.30%
Equity	John Hancock Emerging Markets Value Trust[2]	1.03%	11.18%	7.93%	4.25%
Fixed Income	LVIP Delaware Diversified Income—Standard Class/ Lincoln Investment Advisors Corporation[2]	0.54%	-1.30%	4.50%	3.59%
Equity	Matson Money International Equity VI Portfolio	1.14%	14.31%	7.14%	3.96%
Fixed Income	Matson Money Fixed Income VI Portfolio	0.84%	-1.34%	1.55%	1.07%
Equity	Matson Money U.S. Equity VI Portfolio	0.98%	31.26%	11.07%	9.87%

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Type	Portfolio Name and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Equity	MFS Global Equity Series—Initial Class/ Massachusetts Financial Services Company[2]	0.92%	17.21%	14.19%	12.90%
Equity	MFS Growth Series—Initial Class/ Massachusetts Financial Services Company[2]	0.71%	23.53%	24.87%	19.33%
Equity	MFS Massachusetts Investors Growth Stock Portfolio—Initial Class/ Massachusetts Financial Services Company[2]	0.77%	25.97%	22.84%	17.58%
Specialty	MFS Utilities Series—Initial Class/ Massachusetts Financial Services Company[2]	0.78%	14.09%	11.89%	9.93%
Equity	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	1.00%	32.80%	8.35%	11.10%
Equity	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class	0.89%	23.48%	15.72%	14.36%
Equity	PIMCO VIT All Asset Portfolio—Institutional Class/ Pacific Investment Management Company LLC[2]	1.09%	16.41%	8.73%	6.18%
Specialty	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class/ Pacific Investment Management Company LLC[2]	0.78%	33.47%	5.89%	—
Fixed Income	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class/ Pacific Investment Management Company LLC	0.87%	-2.42%	4.70%	—
Fixed Income	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class/ Pacific Investment Management Company LLC	0.77%	-4.01%	3.27%	1.69%
Fixed Income	PIMCO VIT Real Return Portfolio—Institutional Class/ Pacific Investment Management Company LLC	0.52%	5.74%	5.49%	3.21%
Specialty	PSF Natural Resources Portfolio—Class II/ PGIM Investments LLC[2]	0.90%	25.03%	4.58%	-0.52%
Equity	PSF PGIM Jennison Focused Blend Portfolio—Class II/ PGIM Investments LLC	1.24%	16.35%	18.97%	14.58%
Equity	PSF PGIM Jennison Value Portfolio—Class II/ PGIM Investments LLC	0.82%	27.28%	11.51%	11.24%
Equity	PVC Equity Income Account—Class 1/ Principal Global Investors	0.47%	22.47%	14.11%	13.32%
Equity	PVC MidCap Account—Class 1/ Principal Global Investors	0.53%	25.53%	20.05%	17.59%
Equity	Royce Capital Fund Micro-Cap Portfolio—Investment Class[2]	1.33%	29.98%	12.97%	9.24%
Equity	Royce Capital Fund Small-Cap Portfolio—Investment Class[2]	1.08%	28.82%	6.51%	8.63%
Equity	Templeton Developing Markets VIP Fund—Class 1	1.19%	-5.51%	10.86%	5.10%
Asset Allocation	TIAA-CREF Life Balanced Fund/ Teachers Advisors, LLC[2]	0.10%	9.78%	9.89%	—
Fixed Income	TIAA-CREF Life Core Bond Fund/ Teachers Advisors, LLC[2]	0.35%	-0.99%	3.93%	3.50%
Equity	TIAA-CREF Life Growth Equity Fund/ Teachers Advisors, LLC	0.52%	16.16%	24.03%	19.23%
Equity	TIAA-CREF Life Growth & Income Fund/ Teachers Advisors, LLC	0.52%	25.17%	17.65%	15.96%
Equity	TIAA-CREF Life International Equity Fund/ Teachers Advisors, LLC[2]	0.60%	10.84%	9.84%	9.16%
Equity	TIAA-CREF Life Large-Cap Value Fund/ Teachers Advisors, LLC[2]	0.52%	26.85%	10.37%	12.50%
Money Market	TIAA-CREF Life Money Market Fund/ Teachers Advisors, LLC[2]	0.15%	0.00%	0.99%	0.52%
Specialty	TIAA-CREF Life Real Estate Securities Fund/ Teachers Advisors, LLC[2]	0.57%	39.53%	14.83%	13.01%

Intelligent Variable Annuity Prospectus	29

Type	Portfolio Name and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Equity	TIAA-CREF Life Small-Cap Equity Fund/ Teachers Advisors, LLC[2]	0.53%	24.76%	11.96%	13.63%
Equity	TIAA-CREF Life Social Choice Equity Fund/ Teachers Advisors, LLC[2]	0.22%	26.35%	17.97%	15.64%
Equity	TIAA-CREF Life Stock Index Fund/ Teachers Advisors, LLC	0.08%	25.63%	17.87%	16.22%
Specialty	T. Rowe Price® Health Sciences Portfolio I2	0.94%	13.10%	19.52%	20.43%
Fixed Income	T. Rowe Price® Limited-Term Bond Portfolio[2]	0.50%	0.13%	2.27%	1.62%
Asset Allocation	Vanguard VIF Balanced Portfolio/ Wellington Management Company LLP	0.20%	19.02%	12.32%	11.40%
Equity	Vanguard VIF Capital Growth Portfolio/ PRIMECAP Management Company	0.34%	21.54%	18.12%	17.35%
Equity	Vanguard VIF Conservative Allocation Portfolio	0.13%	5.99%	8.09%	7.16%
Asset Allocation	Vanguard VIF Equity Index Portfolio	0.14%	28.54%	18.31%	16.39%
Fixed Income	Vanguard VIF Global Bond Index Portfolio	0.13%	-1.84%	—	—
Fixed Income	Vanguard VIF High-Yield Bond Portfolio/ Wellington Management Co. LLP	0.26%	3.68%	5.69%	6.05%
Equity	Vanguard VIF International Portfolio/ Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.	0.38%	-1.54%	20.47%	13.57%
Equity	Vanguard VIF Mid-Cap Index Portfolio	0.17%	24.36%	15.72%	14.97%
Asset Allocation	Vanguard VIF Moderate Allocation Portfolio	0.12%	10.07%	10.31%	9.22%
Specialty	Vanguard VIF Real Estate Index Portfolio	0.26%	40.20%	11.25%	11.43%
Equity	Vanguard VIF Small Company Growth Portfolio/ ArrowMark Colorado Holdings, LLC, and The Vanguard Group, Inc.	0.30%	14.22%	15.59%	14.89%
Fixed Income	Vanguard VIF Total Bond Market Index Portfolio	0.14%	-1.72%	3.50%	2.77%
Equity	Vanguard VIF Total International Stock Market Index Portfolio	0.10%	8.52%	—	—
Equity	Vanguard VIF Total Stock Market Index Portfolio	0.13%	25.64%	17.79%	16.13%
Specialty	VY® CBRE Global Real Estate Portfolio—Class 1/ Voya Investments LLC[4]	0.87%	34.47%	10.10%	9.17%
Equity	Wanger International[2]	1.20%	18.81%	14.08%	10.49%
Equity	Wanger Select	0.89%	5.83%	13.97%	13.64%
Equity	Wanger Acorn[3]	1.08%	8.90%	15.88%	14.79%
Fixed Income	Western Asset Variable Global High Yield Bond Portfolio—Class I/ Legg Mason Partners Fund Advisor, LLC	0.82%	1.33%	5.36%	5.80%

[1]	If the name of the adviser or sub-adviser is not listed, it is because the name is incorporated into the name of the Portfolio or the Portfolio’s company.
[2]	The Fund’s annual expenses reflect a temporary fee reduction. Please refer to the Fund Prospectus for additional information.
[3]	Effective May 1, 2022 the Wanger USA fund is renamed Wanger Acorn.
[4]	Effective May 1, 2022 VY Clarion Global Real Estate Portfolio is renamed VY CBRE Global Real Estate Portfolio.

30	Prospectus Intelligent Variable Annuity

For more information about Intelligent Variable Annuity

How to reach us

TIAA Life website

Account performance, personal account information and transactions, product descriptions, and information about investment choices and income options

www.tiaa.org

24 hours a day, 7 days a week

Administrative Office

877 694-0305

8:00 a.m. to 6:00 p.m. ET Monday–Friday

The Statement of Additional Information (“SAI”) dated May 1, 2022 includes additional information about the Separate Account and the Contract. The SAI has been filed with the SEC and is incorporated by reference into this prospectus and is legally part of the prospectus. We will provide the SAI without charge upon request. For a free copy of the SAI and to make inquiries about your Contract please call 877 694-0305 or write to us at our Administrative Office:

TIAA-CREF Life Insurance Company

P.O. Box 724508

Atlanta, Georgia 31139

You may also obtain reports and other information about the Separate Account on the SEC’S website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier. C000053679

A11511

05/22

Statement of Additional Information

Intelligent Variable Annuity

Individual Flexible Premium Deferred Variable

Annuity Contract

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

MAY 1, 2022

This Statement of Additional Information (“SAI”) contains additional information regarding the Intelligent Variable Annuity—an individual flexible premium deferred variable annuity contract (the “Contract”) funded through TIAA-CREF Life Separate Account VA-1 and offered by TIAA-CREF Life Insurance Company (the “Company” or “TIAA-CREF Life”).

This SAI is not a prospectus, and should be read together with the current prospectus for the Contract dated May 1, 2022. You may obtain a copy of the prospectus at no charge by writing us at: TIAA-CREF Life Insurance Company, P.O. Box 724508 Atlanta, GA 31139; by calling us toll-free at 877 694-0305; by visiting our website at: www.tiaa.org/public/prospectuses; or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov/. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

Purchases of Securities Being Offered	B-3

Annuity Payments	B-3

Additional Information	B-4
State Regulation	B-4
Legal Matters	B-4
Registration Statement	B-4

Financial Statements	B-4

General Information and History

TIAA-CREF Life Insurance Company and TIAA

The Contract is issued by TIAA-CREF Life Insurance Company (TIAA Life), a stock life insurance company organized under the laws of the State of New York on November 20, 1996. All of the stock of TIAA Life is held by Teachers Insurance and Annuity Association of America (TIAA). TIAA Life’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA Life is solely responsible for its contractual obligations.

TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund (CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in the State of New York in 1952. Together, TIAA and CREF, form a retirement system for the nation’s education and research communities and form one of the largest retirement systems in the U.S., based on assets under management. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

The Separate Account

On July 27, 1998, we established TIAA-CREF Life Separate Account VA-1 under New York law. We own the assets in the Separate Account and we are obligated to pay all benefits under the Contract. We may use the Separate Account to support other variable annuity contracts we issue. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the 1940 Act and qualifies as a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Investment Accounts, each of which invests in shares of one Portfolio. The Investment Accounts buy and sell Portfolio shares at net asset value. Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

The assets in the Separate Account are kept separate from our General Account and our other separate accounts. Assets equal to the reserves and contract liabilities of the Separate Account will not be charged with liabilities that arise from any other business we may conduct. We may transfer assets, in excess of the reserves and contract liabilities of the Separate Account, to our General Account. All income, gains and losses, whether or not realized, of an Investment Account will be credited to or charged against that Investment Account without regard to our other income, gains or losses. The valuation of all assets in the Separate Account will be determined in accordance with all applicable laws and regulations. The Separate Account may include other Investment Accounts that are not available under the Contract and are not discussed in this prospectus.

Financial Support Agreement

TIAA Life has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as TIAA’s rating at all times. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any Contractowner of TIAA Life with recourse to TIAA.

Services

Pursuant to an administrative service agreement with our parent company, TIAA, McCamish Systems LLC, a Georgia Limited Liability Company, provides product administration to TIAA Life. McCamish Systems LLC is located at 3225 Cumberland Blvd SE, Suite 700, Atlanta, GA 30339. For years 2021, 2020, and 2019, TIAA Life provided total compensation for product administrative services of $5,118,865, $5,345,441 and $5,643,860, respectively, for all life insurance and non-qualified annuities product administration.

We also have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities,

B-2	Statement of Additional Information ∎ Intelligent Variable Annuity

other non-cash investment properties, and/or monies in the Separate Account of TIAA Life. State Street Bank and Trust Company is located at One Lincoln Street, Boston, Massachusetts, 02111. For years 2021, 2020, and 2019, TIAA Life paid custody fees of $430,900, $417.892 and $397,448, respectively.

TIAA Life on behalf of the Separate Account has entered an agreement whereby JP Morgan will provide certain custodial settlement and other associated services to the Separate Account. JP Morgan is located at Chase Metrotech Center, Brooklyn, NY 11245. For years 2021, 2020, and 2019, TIAA Life provided compensation for trade settlement services of $62,375, $61,210 and $56,704, respectively.

Experts

Independent Registered Public Accounting Firm

TIAA-CREF Life Insurance Company Statutory-Basis Financial Statements

The statutory-basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Separate Account Financial Statements

The financial statements of TIAA Separate Account VA-1 as of December 31, 2021 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TIAA Statutory-Basis Financial Statements

The statutory-basis financial statements as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Principal Underwriter

Distribution of the Contract. We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contract, but reserve the right to discontinue the offering. The Contract is offered by TIAA-CREF Individual & Institutional Services, LLC (“TC Services”), the principal underwriter of the Contract. TC Services, a subsidiary of TIAA, which is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, or FINRA. TC Services may also enter into selling agreements with third parties to distribute the Contract. TC Services is considered the “principal underwriter” for interests in the Contract. Anyone distributing the Contract must be a registered representative of TC Services or an entity that has entered into a selling agreement with TC Services. The main office of TC Services is at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the Contracts, although we pay TC Services a fee from our General Account assets for sales of the Contracts. We paid TC Services for the fiscal year ended December 31, $1,361,332, $1,734,737, $1,324,848, in 2021, 2020, and 2019, respectively. We intend to recoup payments made to TC Services through fees and charges imposed under the Policy.

Purchases of Securities Being Offered

The Contract is a non-qualified deferred variable annuity product offered to individual investors who desire to accumulate funds on a tax-deferred basis for retirement or other long-term investment purposes and to receive future payment of those funds as lifetime income or through other payment options. As discussed in the prospectus, TIAA does not charge a sales load nor offer different levels of classes under the Contract and only accepts premium payments of after-tax dollars.

There are no special purchase plans or special exchange privileges in the Contract as described in the prospectus. However, a contract owner may exchange among other certain investment accounts available in the prospectus, subject to the terms of the Contract. TIAA has adopted policies restricting frequent trading activity, which are discussed further in the prospectus under the heading “Transfer Policies Regarding Market Timing and Frequent Trading”.

Annuity Payments

Generally, you pick the date when you want annuity payments to begin when you first apply for a Contract. You can choose or change this annuity starting date at any time before annuity payments begin. All annuity payments will be made out of the fixed account. You can apply your Accumulation Value to provide annuity payments from a fixed account that is part of our General Account. Annuity payments will be based, among other things, on the amount of your Accumulation Value selected for annuitization, your choice of Income Option, and your choice among the payout options. You may elect to receive monthly, quarterly, semi-annual or annual payments.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-3

Your payments are based on your Accumulation Value selected for annuitization determined on the last Business Day before the annuity starting date. At the annuity starting date, the dollar amount of each annuity payment resulting from your Accumulation Value selected for annuitization is fixed, based upon:

•	the annuity option you choose

•	the length of the fixed period or guaranteed period, as applicable

•	the frequency of payment you choose

•	the ages of the Annuitant and any Second Annuitant, and

•	the current annuity rates, not to be less than those specified in your Contract’s rate schedule.

Payments are not variable—they will not change based on the investment experience of any Investment Account. Before choosing to annuitize, you should consult your tax advisor.

For a further discussion of Annuity payments, see the prospectus under the heading “The Contract—The Annuity Period”.

Additional information

State Regulation

TIAA Life and the Separate Account are subject to regulation by the New York Department of Financial Services (“Department”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA Life and the Separate Account must file with the Department periodic statements on forms promulgated by the Department. The Separate Account books and assets are subject to review and examination by the Department and the Department’s agents at all times, and a full examination into the affairs of the Separate Account is made at least every five years. In addition, a full examination of the Separate Account’s operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA Life’s right to issue the contracts, have been passed upon by Kenneth Reitz, General Counsel of TIAA Life.

Registration Statement

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, and all material rights and obligations with respect to the Contracts are disclosed in the Prospectus. Not all of the information set forth in the registration statement, and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.

Financial Statements

Audited financial statements of the Separate Account, TIAA Life, and Teachers Insurance and Annuity Association of America (TIAA) follow.

TIAA Life’s financial statements should be considered only as bearing upon TIAA Life’s ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the financial support agreement with TIAA Life. They should not be considered as bearing on TIAA Life’s ability to meet its obligations under the Contracts nor on the investment performance of the assets held in the Separate Account.

B-4	Statement of Additional Information ∎ Intelligent Variable Annuity

Intelligent Variable Annuity ∎ Statement of Additional Information	B-5

Report of independent registered public accounting firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA-CREF Life Separate Account VA-1

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 indicated in the table below as of December 31, 2021, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 as of December 31, 2021, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

TIAA-CREF Life Balanced(1)	MFS Massachusetts Investors Growth Stock Portfolio(1)

TIAA-CREF Life Core Bond(1)	MFS Utilities Series—Initial Class(1)

TIAA-CREF Life Growth Equity(1)	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class(1)

TIAA-CREF Life Growth & Income(1)	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class(1)

TIAA-CREF Life International Equity(1)	PIMCO VIT All Asset Portfolio—Institutional Class(1)

TIAA-CREF Life Large-Cap Value(1)	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class(1)

TIAA-CREF Life Money Market(1)	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class(1)

TIAA-CREF Life Real Estate Securities(1)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class(1)

TIAA-CREF Life Small-Cap Equity(1)	PIMCO VIT Real Return Portfolio—Institutional Class(1)

TIAA-CREF Life Social Choice Equity(1)	PVC Equity Income Account—Class 1(1)

TIAA-CREF Life Stock Index(1)	PVC MidCap Account—Class 1(1)

Calamos Growth and Income Portfolio(1)	PSF PGIM Jennison Focused Blend Portfolio—Class II (formerly Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II)(1)

ClearBridge Variable Aggressive Growth Portfolio—Class I(1)	PSF Natural Resources Portfolio—Class II (formerly Prudential Series Fund—Natural Resources Portfolio—Class II)(1)

ClearBridge Variable Small Cap Growth Portfolio—Class I(1)	PSF PGIM Jennison Value Portfolio—Class II (formerly Prudential Series Fund—Value Portfolio– Class II)(1)

Credit Suisse Trust-Commodity Return Strategy Portfolio(1)	Royce Capital Fund Micro-Cap Portfolio—Investment Class(1)

Delaware VIP Diversified Income Series—Standard Class(3)	Royce Capital Fund Small-Cap Portfolio—Investment Class(1)

LVIP Delaware Diversified Income Fund—Standard Class(4)	T. Rowe Price Health Sciences Portfolio I(1)

Delaware VIP International Series—Standard Class(2)	T. Rowe Price Limited-Term Bond Portfolio(1)

Delaware VIP Small Cap Value Series—Standard Class(1)	Templeton Developing Markets VIP Fund—Class 1(1)

DFA VA Equity Allocation Portfolio(1)	Vanguard VIF Balanced Portfolio(5)

DFA VA Global Bond Portfolio(1)	Vanguard VIF Capital Growth Portfolio(1)

DFA VA Global Moderate Allocation Portfolio(1)	Vanguard VIF Conservative Allocation Portfolio(6)

DFA VA International Small Portfolio(1)	Vanguard VIF Equity Index Portfolio(1)

DFA VA International Value Portfolio(1)	Vanguard VIF Global Bond Index Portfolio(7)

DFA VA Short-Term Fixed Portfolio(1)	Vanguard VIF High Yield Bond Portfolio(1)

DFA VA US Large Value Portfolio(1)	Vanguard VIF International Portfolio(8)

DFA VA US Targeted Value Portfolio(1)	Vanguard VIF Mid-Cap Index Portfolio(1)

Franklin Income VIP Fund—Class 1(1)	Vanguard VIF Moderate Allocation Portfolio(9)

Franklin Mutual Shares VIP Fund—Class 1(1)	Vanguard VIF Real Estate Index Portfolio(1)

Franklin Small-Mid Cap Growth VIP Fund—Class 1(1)	Vanguard VIF Small Company Growth Portfolio(1)

Janus Henderson Forty Portfolio—Institutional Shares(1)	Vanguard VIF Total Bond Market Index Portfolio(1)

Janus Henderson Overseas Portfolio—Institutional Shares(1)	Vanguard VIF Total International Stock Market Index Portfolio(10)

Janus Henderson Mid Cap Value Portfolio—Institutional Shares(1)	Vanguard VIF Total Stock Market Index Portfolio(7)

John Hancock Emerging Markets Value Trust(1)	VY Clarion Global Real Estate Portfolio—Class I(1)

Matson Money Fixed Income VI Portfolio(1)	Wanger International(1)

Matson Money International Equity VI Portfolio(1)	Wanger Select(1)

Matson Money U.S. Equity VI Portfolio(1)	Wanger USA(1)

MFS Global Equity Series—Initial Class(1)	Western Asset Variable Global High Yield Bond Portfolio—Class I(1)

MFS Growth Series—Initial Class(1)

(1)	Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the years ended December 31, 2021 and December 31, 2020.
(2)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period December 11, 2020 (commencement of operations) through December 31, 2020.

(3)

Statement of operations for the period January 1, 2021 through April 30, 2021 and statement of changes in net assets for the period January 1, 2021 through April 30, 2021 and the year ended December 31, 2020.

(4)	Statement of operations and statement of changes in net assets for the period April 30, 2021 (date of fund merger) through December 31, 2021.

B-6	Statement of Additional Information ∎ Intelligent Variable Annuity

(5)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period June 3, 2020 (commencement date) through December 31, 2020.

(6)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period May 13, 2020 (commencement date) through December 31, 2020.

(7)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period May 12, 2020 (commencement date) through December 31, 2020.

(8)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period May 27, 2020 (commencement date) through December 31, 2020.

(9)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period May 14, 2020 (commencement date) through December 31, 2020.

(10)

Statement of operations for the year ended December 31, 2021 and statement of changes in net assets for the year ended December 31, 2021 and the period May 15, 2020 (commencement date) through December 31, 2020.

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts of TIAA-CREF Life Separate Account VA-1 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Separate Account VA-1 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Baltimore, Maryland

April 27, 2022

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VA-1 since 2005.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-7

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

ASSETS

Investments, at value	$75,689,675	$181,621,044	$146,561,948	$186,575,718	$114,704,671

Total assets	$75,689,675	$181,621,044	$146,561,948	$186,575,718	$114,704,671

NET ASSETS

Accumulation fund	$75,689,675	$181,621,044	$133,414,919	$161,937,579	$109,254,371

Annuity fund	—	—	13,147,029	24,638,139	5,450,300

Net assets	$75,689,675	$181,621,044	$146,561,948	$186,575,718	$114,704,671

Investments, at cost	$65,418,808	$182,916,421	$121,795,979	$127,653,051	$91,506,202

Shares held in corresponding Funds	5,296,688	17,198,962	7,019,250	7,159,467	11,345,665

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$—	$—	$90.63	$122.12	$42.34

Lifetime Variable Select Annuity	$—	$46.01	$90.69	$122.06	$42.34

Intelligent Variable Annuity

Band 1	43.60	46.66	91.95	123.80	42.92

Band 2	44.11	47.66	93.91	126.44	43.84

Band 3	44.46	48.33	95.24	128.23	44.46

Band 4	44.99	49.36	97.27	130.96	45.41

Band 5	43.25	46.01	90.67	122.07	42.32

Band 6	43.77	46.99	92.60	124.67	43.22

Band 7	44.11	47.66	93.91	126.44	43.84

Band 8	44.64	48.67	95.91	129.13	44.77

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	TIAA-CREF Life Balanced Sub-Account	TIAA-CREF Life Core Bond Sub-Account	TIAA-CREF Life Growth Equity Sub-Account	TIAA-CREF Life Growth & Income Sub-Account	TIAA-CREF Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$1,291,346	$4,178,794	$376,885	$1,378,997	$1,215,188

Expenses

Administrative expenses	72,180	207,628	246,763	300,493	159,263

Mortality and expense risk charges	147,712	347,715	464,393	574,285	292,068

Guaranteed minimum death benefits	35,382	55,547	17,201	17,979	21,293

Total expenses	255,274	610,890	728,357	892,757	472,624

Net investment income (loss)	1,036,072	3,567,904	(351,472)	486,240	742,564

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,292,948	2,583,754	14,748,226	11,840,412	4,924,787

Capital gain distributions	1,682,298	2,970,355	26,813,250	3,539,804	—

Net realized gain (loss)	4,975,246	5,554,109	41,561,476	15,380,216	4,924,787

Net change in unrealized appreciation (depreciation) on investments	427,912	(11,444,724)	(20,492,762)	22,170,040	4,577,514

Net realized and unrealized gain (loss) on investments	5,403,158	(5,890,615)	21,068,714	37,550,256	9,502,301

Net increase (decrease) in net assets from operations	$6,439,230	$(2,322,711)	$20,717,242	$38,036,496	$10,244,865

B-8	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

ASSETS

Investments, at value	$79,163,443	$82,010,951	$98,462,270	$67,159,800	$97,583,372

Total assets	$79,163,443	$82,010,951	$98,462,270	$67,159,800	$97,583,372

NET ASSETS

Accumulation fund	$71,844,671	$82,010,951	$89,386,039	$61,336,726	$89,325,425

Annuity fund	7,318,772	—	9,076,231	5,823,074	8,257,947

Net assets	$79,163,443	$82,010,951	$98,462,270	$67,159,800	$97,583,372

Investments, at cost	$61,785,046	$82,010,951	$71,356,693	$52,525,391	$70,010,692

Shares held in corresponding Funds	4,162,116	82,010,951	4,937,927	3,833,322	4,291,265

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$130.26	$—	$182.50	$173.66	$117.20

Lifetime Variable Select Annuity	$130.29	$11.36	$182.63	$173.76	$117.64

Intelligent Variable Annuity

Band 1	132.07	11.53	185.07	176.08	118.80

Band 2	134.89	11.78	189.02	179.84	121.34

Band 3	136.80	11.95	191.70	182.38	123.06

Band 4	139.72	12.20	195.79	186.27	125.68

Band 5	130.23	11.37	182.49	173.62	117.15

Band 6	133.00	11.61	186.38	177.32	119.64

Band 7	134.89	11.78	189.02	179.84	121.34

Band 8	137.76	12.03	193.05	183.67	123.92

	TIAA-CREF Life Large-Cap Value Sub-Account	TIAA-CREF Life Money Market Sub-Account	TIAA-CREF Life Real Estate Securities Sub-Account	TIAA-CREF Life Small-Cap Equity Sub-Account	TIAA-CREF Life Social Choice Equity Sub-Account

INVESTMENT INCOME

Dividends	$995,492	$—	$1,284,451	$295,193	$953,288

Expenses

Administrative expenses	117,875	98,337	148,601	107,246	143,572

Mortality and expense risk charges	216,594	170,300	282,161	201,030	275,211

Guaranteed minimum death benefits	13,380	34,122	6,264	6,751	11,696

Total expenses	347,849	302,759	437,026	315,027	430,479

Net investment income (loss)	647,643	(302,759)	847,425	(19,834)	522,809

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,755,580	—	3,883,561	2,674,507	4,714,166

Capital gain distributions	—	—	182,530	—	2,357,742

Net realized gain (loss)	3,755,580	—	4,066,091	2,674,507	7,071,908

Net change in unrealized appreciation (depreciation) on investments	12,016,658	—	23,144,377	10,247,201	12,444,703

Net realized and unrealized gain (loss) on investments	15,772,238	—	27,210,468	12,921,708	19,516,611

Net increase (decrease) in net assets from operations	$16,419,881	$(302,759)	$28,057,893	$12,901,874	$20,039,420

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-9

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

ASSETS

Investments, at value	$675,674,148	$5,212,462	$35,627,833	$7,603,649	$561,268

Total assets	$675,674,148	$5,212,462	$35,627,833	$7,603,649	$561,268

NET ASSETS

Accumulation fund	$614,799,813	$5,212,462	$35,627,833	$7,603,649	$561,268

Annuity fund	60,874,335	—	—	—	—

Net assets	$675,674,148	$5,212,462	$35,627,833	$7,603,649	$561,268

Investments, at cost	$387,596,426	$3,848,421	$39,518,002	$7,743,006	$530,958

Shares held in corresponding Funds	16,471,822	228,117	1,480,176	209,352	22,687

UNIT VALUE

Personal Annuity Select/Single Premium Immediate Annuity	$145.50	$—	$—	$—	$—

Lifetime Variable Select Annuity	$145.43	$—	$—	$—	$—

Intelligent Variable Annuity

Band 1	147.51	45.22	57.25	77.98	20.41

Band 2	150.66	46.18	58.47	79.65	20.66

Band 3	152.79	—	59.30	80.77	20.83

Band 4	156.05	47.84	60.57	82.50	21.09

Band 5	145.45	44.59	56.45	76.89	20.24

Band 6	148.55	—	57.66	78.53	—

Band 7	150.66	—	58.47	79.65	20.66

Band 8	153.87	47.17	59.72	81.34	—

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	TIAA-CREF Life Stock Index Sub-Account	Calamos Growth and Income Portfolio Sub-Account	ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account	ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account	Credit Suisse Trust- Commodity Return Strategy Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$7,703,206	$18,387	$60,173	$—	$25,862

Expenses

Administrative expenses	959,947	4,878	36,521	7,317	434

Mortality and expense risk charges	1,837,908	544	77,350	12,820	898

Guaranteed minimum death benefits	115,157	1,701	17,257	2,979	60

Total expenses	2,913,012	7,123	131,128	23,116	1,392

Net investment income (loss)	4,790,194	11,264	(70,955)	(23,116)	24,470

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	51,031,659	135,759	1,325,626	1,129,845	71,318

Capital gain distributions	1,596,060	371,689	9,866,807	903,305	—

Net realized gain (loss)	52,627,719	507,448	11,192,433	2,033,150	71,318

Net change in unrealized appreciation (depreciation) on investments	80,713,180	413,411	(7,653,221)	(1,353,843)	13,545

Net realized and unrealized gain (loss) on investments	133,340,899	920,859	3,539,212	679,307	84,863

Net increase (decrease) in net assets from operations	$138,131,093	$932,123	$3,468,257	$656,191	$109,333

B-10	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Delaware VIP Diversified Income Series— Standard Class Sub-Account‡	Delaware VIP International Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account

ASSETS

Investments, at value	$—	$49,043,236	$37,968,691	$13,515,667

Total assets	$—	$49,043,236	$37,968,691	$13,515,667

NET ASSETS

Accumulation fund	$—	$49,043,236	$37,968,691	$13,515,667

Net assets	$—	$49,043,236	$37,968,691	$13,515,667

Investments, at cost	$—	$46,924,551	$27,315,275	$11,176,244

Shares held in corresponding Funds	—	2,468,205	833,744	904,663

Intelligent Variable Annuity

Band 1	$—	$18.78	$100.78	$42.54

Band 2	—	19.18	102.93	42.83

Band 3	—	19.45	104.39	43.02

Band 4	—	19.86	106.61	43.31

Band 5	—	18.52	99.37	42.35

Band 6	—	18.91	101.49	42.64

Band 7	—	19.18	102.93	42.83

Band 8	—	19.59	105.12	43.12

	Delaware VIP Diversified Income Series— Standard Class Sub-Account‡	Delaware VIP International Series— Standard Class Sub-Account	Delaware VIP Small Cap Value Series— Standard Class Sub-Account	DFA VA Equity Allocation Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$2,190,898	$472,504	$309,392	$272,244

Expenses

Administrative expenses	22,425	49,131	36,457	20,097

Mortality and expense risk charges	41,234	100,239	71,339	35,472

Guaranteed minimum death benefits	9,057	21,180	14,603	4,836

Total expenses	72,716	170,550	122,399	60,405

Net investment income (loss)	2,118,182	301,954	186,993	211,839

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(219,337)	512,221	1,316,931	7,587,968

Capital gain distributions	1,940,684	1,001,610	—	641,181

Net realized gain (loss)	1,721,347	1,513,831	1,316,931	8,229,149

Net change in unrealized appreciation (depreciation) on investments	(5,294,827)	1,292,997	8,879,407	(2,939,417)

Net realized and unrealized gain (loss) on investments	(3,573,480)	2,806,828	10,196,338	5,289,732

Net increase (decrease) in net assets from operations	$(1,455,298)	$3,108,782	$10,383,331	$5,501,571

‡	Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class on April 30, 2021.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-11

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

ASSETS

Investments, at value	$60,365,756	$45,573,078	$53,869,996	$101,462,981	$84,241,990

Total assets	$60,365,756	$45,573,078	$53,869,996	$101,462,981	$84,241,990

NET ASSETS

Accumulation fund	$60,365,756	$45,573,078	$53,869,996	$101,462,981	$84,241,990

Net assets	$60,365,756	$45,573,078	$53,869,996	$101,462,981	$84,241,990

Investments, at cost	$61,197,099	$41,071,093	$47,634,887	$85,268,226	$84,711,889

Shares held in corresponding Funds	5,782,161	2,888,028	3,943,631	7,600,223	8,275,245

Intelligent Variable Annuity

Band 1	$28.20	$43.49	$54.57	$41.62	$25.63

Band 2	28.61	44.03	55.36	42.23	26.00

Band 3	28.89	44.39	55.90	42.64	26.26

Band 4	29.31	44.93	56.72	43.26	26.64

Band 5	27.93	43.14	54.04	41.22	25.38

Band 6	28.33	43.67	54.83	41.82	25.75

Band 7	28.61	44.03	55.36	42.23	26.00

Band 8	29.03	44.57	56.17	42.84	26.38

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	DFA VA Global Bond Portfolio Sub-Account	DFA VA Global Moderate Allocation Portfolio Sub-Account	DFA VA International Small Portfolio Sub-Account	DFA VA International Value Portfolio Sub-Account	DFA VA Short-Term Fixed Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$447,276	$660,881	$1,360,996	$3,974,485	$5,341

Expenses

Administrative expenses	61,957	44,126	53,151	99,773	84,775

Mortality and expense risk charges	113,057	83,254	108,647	196,590	167,822

Guaranteed minimum death benefits	18,037	21,337	19,342	35,935	32,850

Total expenses	193,051	148,717	181,140	332,298	285,447

Net investment income (loss)	254,225	512,164	1,179,856	3,642,187	(280,106)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(192,071)	3,895,953	803,988	1,034,485	(75,878)

Capital gain distributions	5,870	1,481,566	3,670,785	—	—

Net realized gain (loss)	(186,201)	5,377,519	4,474,773	1,034,485	(75,878)

Net change in unrealized appreciation (depreciation) on investments	(883,647)	(290,103)	1,325,616	11,267,942	(88,278)

Net realized and unrealized gain (loss) on investments	(1,069,848)	5,087,416	5,800,389	12,302,427	(164,156)

Net increase (decrease) in net assets from operations	$(815,623)	$5,599,580	$6,980,245	$15,944,614	$(444,262)

B-12	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account

ASSETS

Investments, at value	$73,868,099	$51,710,619	$10,751,979	$2,463,532	$15,279,844

Total assets	$73,868,099	$51,710,619	$10,751,979	$2,463,532	$15,279,844

NET ASSETS

Accumulation fund	$73,868,099	$51,710,619	$10,751,979	$2,463,532	$15,279,844

Net assets	$73,868,099	$51,710,619	$10,751,979	$2,463,532	$15,279,844

Investments, at cost	$57,779,108	$39,830,430	$9,537,380	$2,279,416	$13,928,829

Shares held in corresponding Funds	2,230,317	2,193,917	615,454	125,562	571,850

Intelligent Variable Annuity

Band 1	$75.53	$77.07	$38.18	$40.72	$97.37

Band 2	76.64	78.19	39.00	41.59	99.45

Band 3	77.38	78.95	39.55	42.18	100.86

Band 4	78.51	80.10	40.39	43.08	103.01

Band 5	74.81	76.33	37.65	40.15	96.01

Band 6	75.90	77.44	38.45	41.01	98.06

Band 7	76.64	78.19	39.00	41.59	99.45

Band 8	77.76	79.33	39.83	42.48	101.57

	DFA VA US Large Value Portfolio Sub-Account	DFA VA US Targeted Value Portfolio Sub-Account	Franklin Income VIP Fund—Class 1 Sub-Account	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account	Franklin Small-Mid Cap Growth VIP Fund—Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$1,207,099	$687,188	$472,685	$75,199	$—

Expenses

Administrative expenses	68,701	46,270	10,116	2,342	15,932

Mortality and expense risk charges	139,552	87,662	11,615	1,911	28,480

Guaranteed minimum death benefits	23,927	15,116	4,541	1,296	6,259

Total expenses	232,180	149,048	26,272	5,549	50,671

Net investment income (loss)	974,919	538,140	446,413	69,650	(50,671)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,546,895	2,837,805	46,798	(8,317)	2,502,900

Capital gain distributions	—	3,451,316	—	—	1,546,357

Net realized gain (loss)	2,546,895	6,289,121	46,798	(8,317)	4,049,257

Net change in unrealized appreciation (depreciation) on investments	11,821,210	6,960,163	1,054,466	327,446	(2,500,697)

Net realized and unrealized gain (loss) on investments	14,368,105	13,249,284	1,101,264	319,129	1,548,560

Net increase (decrease) in net assets from operations	$15,343,024	$13,787,424	$1,547,677	$388,779	$1,497,889

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-13

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account i

ASSETS

Investments, at value	$18,167,963	$1,907,030	$9,530,632	$46,070,153	$71,416,766

Total assets	$18,167,963	$1,907,030	$9,530,632	$46,070,153	$71,416,766

NET ASSETS

Accumulation fund	$18,167,963	$1,907,030	$9,530,632	$46,070,153	$71,416,766

Net assets	$18,167,963	$1,907,030	$9,530,632	$46,070,153	$71,416,766

Investments, at cost	$16,150,481	$1,403,388	$7,850,716	$39,326,721	$72,309,968

Shares held in corresponding Funds	294,218	44,443	498,464	4,391,816	6,780,287

Intelligent Variable Annuity

Band 1	$198.60	$81.74	$45.77	$34.43	$18.88

Band 2	202.83	83.49	46.75	34.79	19.29

Band 3	205.70	84.67	47.41	35.04	19.56

Band 4	210.09	86.48	48.42	35.41	19.98

Band 5	195.83	—	45.13	34.18	18.62

Band 6	200.00	—	46.09	34.55	19.02

Band 7	202.83	—	46.75	34.79	19.29

Band 8	207.16	85.27	47.74	35.16	19.70

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	Janus Henderson Forty Portfolio—Institutional Shares Sub-Account	Janus Henderson Overseas Portfolio—Institutional Shares Sub-Account	Janus Henderson Mid Cap Value Portfolio—Institutional Shares Sub-Account	John Hancock Emerging Markets Value Trust Sub-Account	LVIP Delaware Diversified Income Fund— Standard Class Sub-Account i

INVESTMENT INCOME

Dividends	$—	$22,131	$40,803	$1,117,773	$1,297,549

Expenses

Administrative expenses	18,085	1,979	9,245	46,435	47,502

Mortality and expense risk charges	22,616	291	9,167	99,026	78,765

Guaranteed minimum death benefits	5,890	383	3,196	20,965	18,959

Total expenses	46,591	2,653	21,608	166,426	145,226

Net investment income (loss)	(46,591)	19,478	19,195	951,347	1,152,323

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,564,984	132,937	471,600	1,056,819	101,125

Capital gain distributions	2,071,404	—	—	—	—

Net realized gain (loss)	5,636,388	132,937	471,600	1,056,819	101,125

Net change in unrealized appreciation (depreciation) on investments	(1,905,042)	98,020	1,115,302	2,741,969	(893,202)

Net realized and unrealized gain (loss) on investments	3,731,346	230,957	1,586,902	3,798,788	(792,077)

Net increase (decrease) in net assets from operations	$3,684,755	$250,435	$1,606,097	$4,750,135	$360,246

i	For the period April 30, 2021 (commencement of operations) to December 31, 2021.

B-14	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account

ASSETS

Investments, at value	$31,137,028	$21,163,092	$30,374,202	$6,310,237	$1,186,132

Total assets	$31,137,028	$21,163,092	$30,374,202	$6,310,237	$1,186,132

NET ASSETS

Accumulation fund	$31,137,028	$21,163,092	$30,374,202	$6,310,237	$1,186,132

Net assets	$31,137,028	$21,163,092	$30,374,202	$6,310,237	$1,186,132

Investments, at cost	$31,292,993	$18,832,205	$24,663,322	$5,378,050	$932,130

Shares held in corresponding Funds	1,235,596	807,752	846,550	234,581	14,946

Intelligent Variable Annuity

Band 1	$26.13	$32.63	$50.38	$45.59	$135.18

Band 2	26.44	33.02	50.98	46.56	138.07

Band 3	26.65	33.28	51.38	47.22	140.02

Band 4	—	33.68	51.99	48.23	143.01

Band 5	25.93	32.38	49.99	44.95	133.30

Band 6	26.23	32.76	50.58	45.91	136.14

Band 7	26.44	33.02	50.98	46.56	138.07

Band 8	26.76	—	51.58	47.55	141.01

	Matson Money Fixed Income VI Portfolio Sub-Account	Matson Money International Equity VI Portfolio Sub-Account	Matson Money U.S. Equity VI Portfolio Sub-Account	MFS Global Equity Series—Initial Class Sub-Account	MFS Growth Series—Initial Class Sub-Account

INVESTMENT INCOME

Dividends	$94,977	$618,603	$267,474	$37,033	$—

Expenses

Administrative expenses	30,365	20,129	28,343	5,988	1,154

Mortality and expense risk charges	69,201	46,338	63,856	7,892	1,276

Guaranteed minimum death benefits	10,669	6,005	8,471	1,922	296

Total expenses	110,235	72,472	100,670	15,802	2,726

Net investment income (loss)	(15,258)	546,131	166,804	21,231	(2,726)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	223,113	1,322,037	2,990,683	332,401	79,186

Capital gain distributions	—	624,270	1,842,205	359,098	148,812

Net realized gain (loss)	223,113	1,946,307	4,832,888	691,499	227,998

Net change in unrealized appreciation (depreciation) on investments	(713,097)	87,757	2,471,050	223,879	13,791

Net realized and unrealized gain (loss) on investments	(489,984)	2,034,064	7,303,938	915,378	241,789

Net increase (decrease) in net assets from operations	$(505,242)	$2,580,195	$7,470,742	$936,609	$239,063

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-15

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio— I Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

ASSETS

Investments, at value	$10,388,847	$4,062,199	$50,975,144	$2,679,856	$5,757,005

Total assets	$10,388,847	$4,062,199	$50,975,144	$2,679,856	$5,757,005

NET ASSETS

Accumulation fund	$10,388,847	$4,062,199	$50,975,144	$2,679,856	$5,757,005

Net assets	$10,388,847	$4,062,199	$50,975,144	$2,679,856	$5,757,005

Investments, at cost	$9,194,206	$3,588,145	$37,948,007	$2,007,449	$5,461,610

Shares held in corresponding Funds	376,817	106,035	2,507,385	72,370	493,740

Intelligent Variable Annuity

Band 1	$55.28	$83.55	$40.62	$56.58	$24.60

Band 2	56.46	85.34	41.48	57.78	25.12

Band 3	57.26	86.55	42.07	58.60	25.48

Band 4	58.48	88.39	42.97	59.85	26.02

Band 5	54.51	82.39	40.05	55.79	24.26

Band 6	55.67	84.14	40.90	56.98	24.77

Band 7	56.46	85.34	41.48	57.78	25.12

Band 8	57.67	87.16	42.37	59.02	25.66

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account	MFS Utilities Series—Initial Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio— I Class Sub-Account	Neuberger Berman Advisers Management Trust Sustainable Equity PortfolioI— Class Sub-Account	PIMCO VIT All Asset Portfolio— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$22,437	$60,240	$294,536	$9,702	$640,484

Expenses

Administrative expenses	9,608	3,504	49,520	2,551	5,856

Mortality and expense risk charges	15,593	5,134	103,681	3,552	6,489

Guaranteed minimum death benefits	4,935	1,691	22,685	796	1,282

Total expenses	30,136	10,329	175,886	6,899	13,627

Net investment income (loss)	(7,699)	49,911	118,650	2,803	626,857

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	1,079,447	77,058	1,085,448	217,627	304,433

Capital gain distributions	1,194,945	117,382	—	49,609	—

Net realized gain (loss)	2,274,392	194,440	1,085,448	267,236	304,433

Net change in unrealized appreciation (depreciation) on investments	(54,852)	231,261	12,392,899	257,058	(24,531)

Net realized and unrealized gain (loss) on investments	2,219,540	425,701	13,478,347	524,294	279,902

Net increase (decrease) in net assets from operations	$2,211,841	$475,612	$13,596,997	$527,097	$906,759

B-16	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account

ASSETS

Investments, at value	$3,207,060	$44,395,949	$6,028,777	$120,385,968	$111,693,858

Total assets	$3,207,060	$44,395,949	$6,028,777	$120,385,968	$111,693,858

NET ASSETS

Accumulation fund	$3,207,060	$44,395,949	$6,028,777	$120,385,968	$111,693,858

Net assets	$3,207,060	$44,395,949	$6,028,777	$120,385,968	$111,693,858

Investments, at cost	$2,782,667	$45,121,651	$6,278,086	$112,145,802	$86,508,224

Shares held in corresponding Funds	415,961	3,546,002	551,077	8,605,144	3,261,135

Intelligent Variable Annuity

Band 1	$22.44	$33.62	$19.82	$21.60	$61.05

Band 2	22.72	34.03	20.25	22.06	62.35

Band 3	22.91	34.31	20.53	22.37	63.23

Band 4	23.19	34.73	20.97	22.85	64.58

Band 5	22.26	33.34	19.55	21.29	60.20

Band 6	22.54	33.76	19.96	21.75	61.48

Band 7	22.72	34.03	20.25	22.06	62.35

Band 8	23.00	34.45	20.68	22.53	63.68

	PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PVC Equity Income Account— Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$104,920	$1,975,823	$289,137	$5,902,862	$2,097,939

Expenses

Administrative expenses	2,334	42,658	5,612	114,943	106,188

Mortality and expense risk charges	4,325	92,239	6,026	219,251	195,624

Guaranteed minimum death benefits	1,057	18,447	1,259	46,665	43,922

Total expenses	7,716	153,344	12,897	380,859	345,734

Net investment income (loss)	97,204	1,822,479	276,240	5,522,003	1,752,205

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	104,039	80,284	18,075	2,931,249	6,339,207

Capital gain distributions	—	—	86,629	—	60,574

Net realized gain (loss)	104,039	80,284	104,704	2,931,249	6,399,781

Net change in unrealized appreciation (depreciation) on investments	365,802	(3,053,589)	(624,037)	(2,340,692)	12,843,675

Net realized and unrealized gain (loss) on investments	469,841	(2,973,305)	(519,333)	590,557	19,243,456

Net increase (decrease) in net assets from operations	$567,045	$(1,150,826)	$(243,093)	6,112,560	$20,995,661

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-17

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	PVC MidCap Account— Class 1 Sub-Account	PSF PGIM Jennison Focused Blend Portfolio—Class II	PSF Natural Resources Portfolio—Class II	PSF PGIM Jennison Value Portfolio—Class II	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account

ASSETS

Investments, at value	$9,512,542	$28,553,011	$2,170,647	$9,492,820	$1,466,839

Total assets	$9,512,542	$28,553,011	$2,170,647	$9,492,820	$1,466,839

NET ASSETS

Accumulation fund	$9,512,542	$28,553,011	$2,170,647	$9,492,820	$1,466,839

Net assets	$9,512,542	$28,553,011	$2,170,647	$9,492,820	$1,466,839

Investments, at cost	$7,901,496	$18,367,607	$1,647,885	$6,572,290	$1,418,059

Shares held in corresponding Funds	127,241	520,281	66,239	205,117	99,312

Intelligent Variable Annuity

Band 1	$87.34	$61.87	$50.55	$63.31	$34.61

Band 2	89.20	63.19	51.63	64.66	35.34

Band 3	90.46	64.09	52.36	65.57	35.84

Band 4	92.39	65.45	53.48	66.97	36.61

Band 5	86.12	61.01	49.84	62.42	34.12

Band 6	87.95	62.31	50.91	63.75	34.85

Band 7	89.20	63.19	51.63	64.66	35.34

Band 8	91.10	64.54	52.73	66.04	36.10

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	PVC MidCap Account— Class 1 Sub-Account	PSF PGIM Jennison Focused Blend Portfolio—Class II	PSF Natural Resources Portfolio—Class II	PSF PGIM Jennison Value Portfolio—Class II	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account

INVESTMENT INCOME

Dividends	$11,342	$—	$—	$—	$—

Expenses

Administrative expenses	8,843	27,858	2,246	9,034	1,372

Mortality and expense risk charges	10,550	44,930	1,960	3,334	1,441

Guaranteed minimum death benefits	3,196	9,448	647	3,283	552

Total expenses	22,589	82,236	4,853	15,651	3,365

Net investment income (loss)	(11,247)	(82,236)	(4,853)	(15,651)	(3,365)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	685,690	1,991,174	256,613	320,984	231,770

Capital gain distributions	571,859	—	—	—	62,472

Net realized gain (loss)	1,257,549	1,991,174	256,613	320,984	294,242

Net change in unrealized appreciation (depreciation) on investments	743,853	2,182,579	206,516	1,814,554	(60,111)

Net realized and unrealized gain (loss) on investments	2,001,402	4,173,753	463,129	2,135,538	234,131

Net increase (decrease) in net assets from operations	$1,990,155	$4,091,517	$458,276	$2,119,887	$230,766

B-18	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T.Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Balanced Portfolio Sub-Account

ASSETS

Investments, at value	$9,375,218	$8,262,413	$58,154,691	$22,945,867	$4,801,575

Total assets	$9,375,218	$8,262,413	$58,154,691	$22,945,867	$4,801,575

NET ASSETS

Accumulation fund	$9,375,218	$8,262,413	$58,154,691	$22,945,867	$4,801,575

Net assets	$9,375,218	$8,262,413	$58,154,691	$22,945,867	$4,801,575

Investments, at cost	$7,615,958	$7,477,631	$57,924,616	$22,212,085	$4,482,611

Shares held in corresponding Funds	996,304	127,664	11,844,133	2,132,515	169,010

Intelligent Variable Annuity

Band 1	$25.57	$59.90	$27.69	$20.22	$35.61

Band 2	26.11	60.54	28.10	20.65	35.70

Band 3	26.48	60.97	28.38	20.95	35.76

Band 4	27.05	61.62	28.80	21.39	35.85

Band 5	25.21	59.48	27.42	19.94	35.55

Band 6	25.75	60.11	27.83	20.36	35.64

Band 7	26.11	60.54	28.10	20.65	35.70

Band 8	26.67	61.18	28.59	21.09	35.79

	Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T.Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Balance Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$127,886	$—	$744,053	$234,247	$17,564

Expenses

Administrative expenses	8,958	8,153	55,948	22,290	2,451

Mortality and expense risk charges	8,547	14,532	118,817	42,173	3,913

Guaranteed minimum death benefits	3,033	4,511	26,446	8,264	293

Total expenses	20,538	27,196	201,211	72,727	6,657

Net investment income (loss)	107,348	(27,196)	542,842	161,520	10,907

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	379,498	792,908	313,911	1,369,123	58,402

Capital gain distributions	—	508,988	352,859	433,771	48,742

Net realized gain (loss)	379,498	1,301,896	666,770	1,802,894	107,144

Net change in unrealized appreciation (depreciation) on investments	1,553,071	(288,705)	(1,361,280)	(3,360,799)	271,350

Net realized and unrealized gain (loss) on investments	1,932,569	1,013,191	(694,510)	(1,557,905)	378,494

Net increase (decrease) in net assets from operations	$2,039,917	$985,995	$(151,668)	$(1,396,385)	$389,401

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-19

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

ASSETS

Investments, at value	$19,992,554	$3,340,872	$179,891,179	$1,884,372	$57,834,058

Total assets	$19,992,554	$3,340,872	$179,891,179	$1,884,372	$57,834,058

NET ASSETS

Accumulation fund	$19,992,554	$3,340,872	$179,891,179	$1,884,372	$57,834,058

Net assets	$19,992,554	$3,340,872	$179,891,179	$1,884,372	$57,834,058

Investments, at cost	$15,895,807	$3,287,077	$120,006,783	$1,891,738	$55,796,983

Shares held in corresponding Funds	394,408	116,814	2,747,689	88,468	7,175,441

Intelligent Variable Annuity

Band 1	$63.67	$30.52	$65.17	$24.95	$35.54

Band 2	64.34	30.60	65.86	25.01	35.92

Band 3	64.80	30.65	66.33	25.05	36.18

Band 4	65.49	30.73	67.04	25.12	36.56

Band 5	63.22	30.47	64.71	—	35.29

Band 6	63.89	30.55	65.40	24.97	35.67

Band 7	64.34	30.60	65.86	25.01	35.92

Band 8	65.03	—	66.56	—	36.30

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Conservative Allocation Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account	Vanguard VIF Global Bond Index Portfolio Sub-Account	Vanguard VIF High Yield Bond Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$152,847	$14,058	$1,934,895	$23,971	$2,227,657

Expenses

Administrative expenses	17,411	2,148	158,755	1,782	55,282

Mortality and expense risk charges	29,943	3,517	224,459	2,989	116,420

Guaranteed minimum death benefits	2,082	511	31,604	104	22,266

Total expenses	49,436	6,176	414,818	4,875	193,968

Net investment income (loss)	103,411	7,882	1,520,077	19,096	2,033,689

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	568,852	44,106	6,071,501	(24,334)	232,972

Capital gain distributions	1,068,179	31,365	5,780,806	17,867	—

Net realized gain (loss)	1,637,031	75,471	11,852,307	(6,467)	232,972

Net change in unrealized appreciation (depreciation) on investments	1,424,247	14,692	25,855,076	(33,166)	(447,653)

Net realized and unrealized gain (loss) on investments	3,061,278	90,163	37,707,383	(39,633)	(214,681)

Net increase (decrease) in net assets from operations	$3,164,689	$98,045	$39,227,460	$(20,537)	$1,819,008

B-20	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF International Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

ASSETS

Investments, at value	$4,702,654	$102,675,097	$3,511,531	$45,268,186	$22,559,511

Total assets	$4,702,654	$102,675,097	$3,511,531	$45,268,186	$22,559,511

LIABILITIES

Amounts due to TIAA	$—	$—	$1,441	$—	$—

Total liabilities	$—	$—	$1,441	$—	$—

NET ASSETS

Accumulation fund	$4,702,654	$102,675,097	$3,510,090	$45,268,186	$22,559,511

Net assets	$4,702,654	$102,675,097	$3,510,090	$45,268,186	$22,559,511

Investments, at cost	$4,903,700	$79,130,369	$3,303,154	$35,366,520	$17,427,040

Shares held in corresponding Funds	118,455	3,482,873	103,616	2,733,586	851,302

Intelligent Variable Annuity

Band 1	$42.32	$56.78	$33.66	$46.30	$58.15

Band 2	42.43	57.39	33.74	46.80	58.77

Band 3	42.50	57.79	33.80	47.13	59.19

Band 4	42.61	58.41	33.88	47.63	59.82

Band 5	42.25	56.38	33.60	45.98	57.74

Band 6	42.36	56.98	33.69	46.47	58.36

Band 7	42.43	57.39	33.74	46.80	58.77

Band 8	42.53	58.00	—	47.29	59.40

	Vanguard VIF International Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Moderate Allocation Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$14,397	$1,000,007	$30,706	$669,067	$90,438

Expenses

Administrative expenses	5,264	93,217	2,531	37,500	24,758

Mortality and expense risk charges	6,604	185,801	4,532	71,739	44,063

Guaranteed minimum death benefits	2,467	36,657	933	11,572	9,149

Total expenses	14,335	315,675	7,996	120,811	77,970

Net investment income (loss)	62	684,332	22,710	548,256	12,468

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(113,282)	4,215,918	51,969	2,341,923	2,012,750

Capital gain distributions	361,999	5,967,977	74,400	885,308	1,157,011

Net realized gain (loss)	248,717	10,183,895	126,369	3,227,231	3,169,761

Net change in unrealized appreciation (depreciation) on investments	(486,564)	8,717,132	73,513	8,665,239	44,943

Net realized and unrealized gain (loss) on investments	(237,847)	18,901,027	199,882	11,892,470	3,214,704

Net increase (decrease) in net assets from operations	$(237,785)	$19,585,359	$222,592	$12,440,726	$3,227,172

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-21

Statements of assets and liabilities TIAA-CREF Life Separate Account VA-1 ∎ December 31, 2021

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account

ASSETS

Investments, at value	$296,786,444	$22,548,130	$22,822,380	$10,046,987	$15,732,900

Total assets	$296,786,444	$22,548,130	$22,822,380	$10,046,987	$15,732,900

NET ASSETS

Accumulation fund	$296,786,444	$22,548,130	$22,822,380	$10,046,987	$15,732,900

Net assets	$296,786,444	$22,548,130	$22,822,380	$10,046,987	$15,732,900

Investments, at cost	$297,424,595	$22,234,707	$20,889,636	$8,001,585	$12,350,891

Shares held in corresponding Funds	24,286,943	930,587	400,815	728,570	482,308

Intelligent Variable Annuity

Band 1	$29.42	$37.41	$43.27	$59.62	$96.72

Band 2	29.73	37.50	43.37	60.68	98.78

Band 3	29.94	37.56	43.45	61.39	100.18

Band 4	30.26	37.66	43.56	62.47	102.32

Band 5	29.21	—	43.19	58.93	95.37

Band 6	29.52	37.44	43.30	59.97	97.40

Band 7	29.73	37.50	43.37	60.68	98.78

Band 8	30.05	37.59	43.48	61.75	100.89

Statements of operations

TIAA Separate Account VA-1  ∎  For the period or year ended December 31, 2021

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account	Vanguard VIF Total International Stock Market Index Portfolio Sub-Account	Vanguard VIF Total Stock Market Index Portfolio Sub-Account	VY Clarion Global Real Estate Portfolio—Class I Sub-Account	Wanger International Sub-Account

INVESTMENT INCOME

Dividends	$5,267,989	$88,477	$94,591	$263,254	$85,561

Expenses

Administrative expenses	272,215	13,549	14,118	9,119	15,481

Mortality and expense risk charges	540,845	22,741	25,681	16,846	26,940

Guaranteed minimum death benefits	105,820	3,152	3,688	3,397	5,938

Total expenses	918,880	39,442	43,487	29,362	48,359

Net investment income (loss)	4,349,109	49,035	51,104	233,892	37,202

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	2,373,574	384,433	868,617	106,620	849,499

Capital gain distributions	2,112,472	42,134	405,903	—	235,945

Net realized gain (loss)	4,486,046	426,567	1,274,520	106,620	1,085,444

Net change in unrealized appreciation (depreciation) on investments	(13,728,438)	(126,152)	1,459,026	2,322,653	1,482,863

Net realized and unrealized gain (loss) on investments	(9,242,392)	300,415	2,733,546	2,429,273	2,568,307

Net increase (decrease) in net assets from operations	$(4,893,283)	$349,450	$2,784,650	$2,663,165	$2,605,509

B-22	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

concluded

	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

ASSETS

Investments, at value	$2,394,976	$3,723,120	$15,644,100

Total assets	$2,394,976	$3,723,120	$15,644,100

NET ASSETS

Accumulation fund	$2,394,976	$3,723,120	$15,644,100

Net assets	$2,394,976	$3,723,120	$15,644,100

Investments, at cost	$2,360,045	$3,580,217	$15,638,121

Shares held in corresponding Funds	124,092	144,643	2,175,814

Intelligent Variable Annuity

Band 1	$82.94	$137.10	$20.20

Band 2	84.71	140.02	20.63

Band 3	85.91	142.00	20.92

Band 4	87.74	145.03	21.36

Band 5	81.78	135.18	19.91

Band 6	83.52	138.06	20.34

Band 7	84.71	140.02	20.63

Band 8	86.51	143.00	21.07

	Wanger Select Sub-Account	Wanger USA Sub-Account	Western Asset Variable Global High Yield Bond Portfolio—Class I Sub-Account

INVESTMENT INCOME

Dividends	$—	$28,117	$698,914

Expenses

Administrative expenses	2,612	3,374	15,577

Mortality and expense risk charges	3,340	5,594	28,141

Guaranteed minimum death benefits	932	1,427	6,194

Total expenses	6,884	10,395	49,912

Net investment income (loss)	(6,884)	17,722	649,002

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	235,764	480,631	151,866

Capital gain distributions	280,430	98,066	—

Net realized gain (loss)	516,194	578,697	151,866

Net change in unrealized appreciation (depreciation) on investments	(361,385)	(336,045)	(643,437)

Net realized and unrealized gain (loss) on investments	154,809	242,652	(491,571)

Net increase (decrease) in net assets from operations	$147,925	$260,374	$157,431

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-23

Statements of changes in net assets

TIAA-CREF Life Separate Account VA-1  ∎  For the period or year ended

	TIAA-CREF Life Balanced Sub-Account		TIAA-CREF Life Core Bond Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$1,036,072	$1,053,433	$3,567,905	$4,186,675

Net realized gain (loss)	4,975,246	4,694,318	5,554,109	3,144,690

Net change in unrealized appreciation (depreciation) on investments	427,912	2,552,267	(11,444,724)	4,346,047

Net increase (decrease) in net assets from operations	6,439,230	8,300,018	(2,322,710)	11,677,412

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,682,679	834,187	9,145,246	5,822,274

Net contractowner transfers	(2,561,320)	877,966	8,814,782	189,130

Withdrawals and death benefits (b)	(1,390,115)	(5,915,241)	(8,490,798)	(5,414,437)

Net increase (decrease) in net assets resulting from contractowner transactions	(268,756)	(4,203,088)	9,469,230	596,967

Net increase (decrease) in net assets	6,170,474	4,096,930	7,146,520	12,274,379

NET ASSETS

Beginning of period	69,519,201	65,422,271	174,474,524	162,200,145

End of period	$75,689,675	$69,519,201	$181,621,044	$174,474,524

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,724,820	1,847,578	3,616,426	3,623,226

Units purchased	86,687	23,084	194,406	126,444

Units sold/transferred	(95,546)	(145,842)	(7,486)	(133,244)

End of period	1,715,961	1,724,820	3,803,346	3,616,426

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-24	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Growth Equity Sub-Account		TIAA-CREF Life Growth & Income Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(351,472)	$(199,487)	$486,240	$1,033,406

Net realized gain (loss)	41,561,476	18,313,822	15,380,216	11,764,905

Net change in unrealized appreciation (depreciation) on investments	(20,492,762)	23,798,094	22,170,040	12,827,570

Net increase (decrease) in net assets from operations	20,717,242	41,912,429	38,036,496	25,625,881

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,352,334	1,576,553	1,314,266	2,475,574

Net contractowner transfers	(5,828,210)	7,773,343	6,320,581	(1,918,011)

Annuity payments	(2,221,686)	(1,506,205)	(3,630,855)	(2,503,908)

Withdrawals and death benefits (b)	(8,463,982)	(7,030,231)	(12,286,419)	(9,524,044)

Net increase (decrease) in net assets resulting from contractowner transactions	(13,161,544)	813,460	(8,282,427)	(11,470,389)

Net increase (decrease) in net assets	7,555,698	42,725,889	29,754,069	14,155,492

NET ASSETS

Beginning of period	139,006,250	96,280,361	156,821,649	142,666,157

End of period	$146,561,948	$139,006,250	$186,575,718	$156,821,649

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,593,859	1,605,455	1,392,198	1,531,052

Units purchased	38,261	24,469	11,612	30,080

Units sold/transferred	(183,893)	(36,065)	(97,873)	(168,934)

End of period	1,448,227	1,593,859	1,305,937	1,392,198

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-25

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life International Equity Sub-Account		TIAA-CREF Life Large-Cap Value Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$742,564	$946,469	$647,643	$832,857

Net realized gain (loss)	4,924,787	(160,255)	3,755,580	(1,677,402)

Net change in unrealized appreciation (depreciation) on investments	4,577,514	12,036,700	12,016,658	1,950,049

Net increase (decrease) in net assets from operations	10,244,865	12,822,914	16,419,881	1,105,504

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	11,801,863	4,117,018	799,764	554,806

Net contractowner transfers	1,882,472	(193,914)	3,753,423	257,700

Annuity payments	(908,794)	(654,757)	(1,273,072)	(758,695)

Withdrawals and death benefits (b)	(5,609,675)	(4,274,091)	(3,291,016)	(3,075,242)

Net increase (decrease) in net assets resulting from contractowner transactions	7,165,866	(1,005,744)	(10,901)	(3,021,431)

Net increase (decrease) in net assets	17,410,731	11,817,170	16,408,980	(1,915,927)

NET ASSETS

Beginning of period	97,293,940	85,476,770	62,754,463	64,670,390

End of period	$114,704,671	$97,293,940	$79,163,443	$62,754,463

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,355,155	2,399,024	547,428	601,251

Units purchased	281,791	126,952	6,637	6,037

Units sold/transferred	(120,026)	(170,821)	(13,669)	(59,860)

End of period	2,516,920	2,355,155	540,396	547,428

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-26	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Money Market Sub-Account		TIAA-CREF Life Real Estate Securities Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(302,759)	$10,612	$847,425	$1,255,076

Net realized gain (loss)	—	—	4,066,091	5,637,296

Net change in unrealized appreciation (depreciation) on investments	—	—	23,144,377	(6,742,803)

Net increase (decrease) in net assets from operations	(302,759)	10,612	28,057,893	149,569

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	49,498,964	37,011,076	707,581	1,326,934

Net contractowner transfers	(25,621,098)	(4,529,935)	1,426,518	(1,227,400)

Annuity payments	—	—	(1,035,670)	(735,139)

Withdrawals and death benefits (b)	(36,224,842)	(23,098,342)	(4,224,883)	(4,885,239)

Net increase (decrease) in net assets resulting from contractowner transactions	(12,346,976)	9,382,799	(3,126,454)	(5,520,844)

Net increase (decrease) in net assets	(12,649,735)	9,393,411	24,931,439	(5,371,275)

NET ASSETS

Beginning of period	94,660,686	85,267,275	73,530,831	78,902,106

End of period	$82,010,951	$94,660,686	$98,462,270	$73,530,831

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	8,006,910	7,230,642	509,844	555,684

Units purchased	4,284,336	3,185,996	4,604	10,897

Units sold/transferred	(5,344,099)	(2,409,728)	(31,274)	(56,736)

End of period	6,947,147	8,006,910	483,174	509,844

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-27

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	TIAA-CREF Life Small-Cap Equity Sub-Account		TIAA-CREF Life Social Choice Equity Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(19,834)	$144,216	$522,809	$709,789

Net realized gain (loss)	2,674,507	(1,531,080)	7,071,908	7,148,333

Net change in unrealized appreciation (depreciation) on investments	10,247,201	7,321,116	12,444,703	5,037,312

Net increase (decrease) in net assets from operations	12,901,874	5,934,252	20,039,420	12,895,434

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,790,884	1,011,178	1,389,885	532,534

Net contractowner transfers	1,692,576	1,892,839	2,804,992	1,299,558

Annuity payments	(1,124,766)	(684,974)	(916,853)	(706,139)

Withdrawals and death benefits (b)	(2,350,231)	(2,201,362)	(4,146,650)	(3,768,108)

Net increase (decrease) in net assets resulting from contractowner transactions	8,463	17,681	(868,626)	(2,642,155)

Net increase (decrease) in net assets	12,910,337	5,951,933	19,170,794	10,253,279

NET ASSETS

Beginning of period	54,249,463	48,297,530	78,412,578	68,159,299

End of period	$67,159,800	$54,249,463	$97,583,372	$78,412,578

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	349,947	355,428	759,926	814,960

Units purchased	10,475	9,376	13,351	6,394

Units sold/transferred	(13,298)	(14,857)	(25,347)	(61,428)

End of period	347,124	349,947	747,930	759,926

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-28	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	TIAA-CREF Life Stock Index Sub-Account		Calamos Growth and Income Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$4,790,194	$5,829,874	$11,264	$11,187

Net realized gain (loss)	52,627,719	40,670,670	507,448	223,742

Net change in unrealized appreciation (depreciation) on investments	80,713,180	47,490,916	413,411	595,216

Net increase (decrease) in net assets from operations	138,131,093	93,991,460	932,123	830,145

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	25,123,963	18,994,470	81,329	17,404

Net contractowner transfers	(3,073,561)	(9,234,739)	(162,656)	(331,784)

Annuity payments	(7,901,386)	(5,285,685)	—	—

Withdrawals and death benefits (b)	(36,396,376)	(30,536,489)	(58,094)	(92,006)

Net increase (decrease) in net assets resulting from contractowner transactions	(22,247,360)	(26,062,443)	(139,421)	(406,386)

Net increase (decrease) in net assets	115,883,733	67,929,017	792,702	423,759

NET ASSETS

Beginning of period	559,790,415	491,861,398	4,419,760	3,996,001

End of period	$675,674,148	$559,790,415	$5,212,462	$4,419,760

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,293,622	4,582,865	112,880	126,682

Units purchased	185,581	197,205	1,918	506

Units sold/transferred	(342,384)	(486,448)	(5,284)	(14,308)

End of period	4,136,819	4,293,622	109,514	112,880

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-29

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	ClearBridge Variable Aggressive Growth Portfolio—Class I Sub-Account		ClearBridge Variable Small Cap Growth Portfolio—Class I Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(70,955)	$133,389	$(23,116)	$(15,514)

Net realized gain (loss)	11,192,433	2,882,368	2,033,150	381,379

Net change in unrealized appreciation (depreciation) on investments	(7,653,221)	2,128,206	(1,353,843)	1,262,493

Net increase (decrease) in net assets from operations	3,468,257	5,143,963	656,191	1,628,358

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	869,252	537,625	496,622	162,866

Net contractowner transfers	(2,493,216)	(1,903,227)	500,921	526,720

Withdrawals and death benefits (b)	(1,111,113)	(997,986)	(99,165)	(601,879)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,735,077)	(2,363,588)	898,378	87,707

Net increase (decrease) in net assets	733,180	2,780,375	1,554,569	1,716,065

NET ASSETS

Beginning of period	34,894,653	32,114,278	6,049,080	4,333,015

End of period	$35,627,833	$34,894,653	$7,603,649	$6,049,080

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	657,391	712,351	85,050	87,099

Units purchased	14,893	12,089	6,756	3,263

Units sold/transferred	(62,759)	(67,049)	3,109	(5,312)

End of period	609,525	657,391	94,915	85,050

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-30	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account		Delaware VIP Diversified Income Series—Standard Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021‡	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$24,470	$5,942	$2,118,182	$1,593,954

Net realized gain (loss)	71,318	(29,868)	1,721,347	1,618,402

Net change in unrealized appreciation (depreciation) on investments	13,545	25,386	(5,294,827)	3,318,244

Net increase (decrease) in net assets from operations	109,333	1,460	(1,455,298)	6,530,600

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	28,492	1,021	750,453	4,140,094

Net contractowner transfers	212,839	43,585	(66,951,183)	(1,412,851)

Withdrawals and death benefits (b)	(803)	—	(837,781)	(4,356,371)

Net increase (decrease) in net assets resulting from contractowner transactions	240,528	44,606	(67,038,511)	(1,629,128)

Net increase (decrease) in net assets	349,861	46,066	(68,493,809)	4,901,472

NET ASSETS

Beginning of period	211,407	165,341	68,493,809	63,592,337

End of period	$561,268	$211,407	$—	$68,493,809

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	13,025	10,022	3,483,231	3,585,820

Units purchased	1,601	71	39,263	229,416

Units sold/transferred	12,500	2,932	(3,522,494)	(332,005)

End of period	27,126	13,025	—	3,483,231

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
‡	Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class on April 30, 2021.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-31

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Delaware VIP International Series—Standard Class Sub-Account
	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$301,954	$(9,134)

Net realized gain (loss)	1,513,831	11,076

Net change in unrealized appreciation (depreciation) on investments	1,292,997	825,688

Net increase (decrease) in net assets from operations	3,108,782	827,630

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	932,337	38,865

Net contractowner transfers	(462,728)	46,273,581

Withdrawals and death benefits (b)	(1,618,053)	(57,178)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,148,444)	46,255,268

Net increase (decrease) in net assets	1,960,338	47,082,898

NET ASSETS

Beginning of period	47,082,898	—

End of period	$49,043,236	$47,082,898

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,616,376	—

Units purchased	49,312	2,184

Units sold/transferred	(111,795)	2,614,192

End of period	2,553,893	2,616,376

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-32	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Delaware VIP Small Cap Value Series—Standard Class Sub-Account		DFA VA Equity Allocation Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$186,993	$248,527	$211,839	$388,083

Net realized gain (loss)	1,316,931	(720,165)	8,229,149	606,613

Net change in unrealized appreciation (depreciation) on investments	8,879,407	793,061	(2,939,417)	2,495,778

Net increase (decrease) in net assets from operations	10,383,331	321,423	5,501,571	3,490,474

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	975,025	724,993	1,444,929	1,827,970

Net contractowner transfers	(3,928,999)	1,561,018	(23,170,494)	(2,624,785)

Withdrawals and death benefits (b)	(1,286,518)	(700,931)	(535,836)	(1,542,336)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,240,492)	1,585,080	(22,261,401)	(2,339,151)

Net increase (decrease) in net assets	6,142,839	1,906,503	(16,759,830)	1,151,323

NET ASSETS

Beginning of period	31,825,852	29,919,349	30,275,497	29,124,174

End of period	$37,968,691	$31,825,852	$13,515,667	$30,275,497

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	414,160	381,025	874,635	941,028

Units purchased	10,613	11,808	36,434	63,178

Units sold/transferred	(57,124)	21,327	(596,214)	(129,571)

End of period	367,649	414,160	314,855	874,635

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-33

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA Global Bond Portfolio Sub-Account		DFA VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$254,225	$(173,220)	$512,164	$289,090

Net realized gain (loss)	(186,201)	(289,515)	5,377,519	1,283,629

Net change in unrealized appreciation (depreciation) on investments	(883,647)	1,130,757	(290,103)	2,580,541

Net increase (decrease) in net assets from operations	(815,623)	668,022	5,599,580	4,153,260

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,560,756	3,014,978	2,543,249	1,780,046

Net contractowner transfers	(243,085)	2,270,456	(1,454,445)	(1,599,204)

Withdrawals and death benefits (b)	(2,730,264)	(1,797,504)	(1,369,429)	(681,952)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,412,593)	3,487,930	(280,625)	(501,110)

Net increase (decrease) in net assets	(2,228,216)	4,155,952	5,318,955	3,652,150

NET ASSETS

Beginning of period	62,593,972	58,438,020	40,254,123	36,601,973

End of period	$60,365,756	$62,593,972	$45,573,078	$40,254,123

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,150,951	2,031,469	1,039,844	1,049,133

Units purchased	54,475	105,481	60,675	52,205

Units sold/transferred	(103,197)	14,001	(66,535)	(61,494)

End of period	2,102,229	2,150,951	1,033,984	1,039,844

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-34	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	DFA VA International Small Portfolio Sub-Account		DFA VA International Value Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$1,179,856	$772,704	$3,642,187	$1,735,787

Net realized gain (loss)	4,474,773	(968,646)	1,034,485	(4,918,225)

Net change in unrealized appreciation (depreciation) on investments	1,325,616	4,925,330	11,267,942	4,243,007

Net increase (decrease) in net assets from operations	6,980,245	4,729,388	15,944,614	1,060,569

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,661,357	1,584,542	3,093,907	8,251,857

Net contractowner transfers	(2,958,020)	(1,246,089)	(5,799,025)	3,865,574

Withdrawals and death benefits (b)	(2,045,737)	(1,433,342)	(4,122,538)	(2,616,369)

Net increase (decrease) in net assets resulting from contractowner transactions	(3,342,400)	(1,094,889)	(6,827,656)	9,501,062

Net increase (decrease) in net assets	3,637,845	3,634,499	9,116,958	10,561,631

NET ASSETS

Beginning of period	50,232,151	46,597,652	92,346,023	81,784,392

End of period	$53,869,996	$50,232,151	$101,462,981	$92,346,023

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,035,593	1,048,019	2,571,556	2,230,189

Units purchased	31,273	41,543	76,697	273,536

Units sold/transferred	(95,105)	(53,969)	(250,293)	67,831

End of period	971,761	1,035,593	2,397,960	2,571,556

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-35

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	DFA VA Short-Term Fixed Portfolio Sub-Account		DFA VA US Large Value Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(280,106)	$220,778	$974,919	$1,005,654

Net realized gain (loss)	(75,878)	38,114	2,546,895	(1,882,247)

Net change in unrealized appreciation (depreciation) on investments	(88,278)	(86,160)	11,821,210	961,623

Net increase (decrease) in net assets from operations	(444,262)	172,732	15,343,024	85,030

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,264,057	6,200,032	3,190,988	2,437,699

Net contractowner transfers	3,808,160	5,673,794	772,453	1,189,954

Withdrawals and death benefits (b)	(6,288,274)	(3,035,464)	(4,162,334)	(2,249,341)

Net increase (decrease) in net assets resulting from contractowner transactions	3,783,943	8,838,362	(198,893)	1,378,312

Net increase (decrease) in net assets	3,339,681	9,011,094	15,144,131	1,463,342

NET ASSETS

Beginning of period	80,902,309	71,891,215	58,723,968	57,260,626

End of period	$84,241,990	$80,902,309	$73,868,099	$58,723,968

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	3,091,942	2,756,325	969,763	929,499

Units purchased	242,414	239,530	45,009	47,049

Units sold/transferred	(99,235)	96,087	(52,526)	(6,785)

End of period	3,235,121	3,091,942	962,246	969,763

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-36	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	DFA VA US Targeted Value Portfolio Sub-Account		Franklin Income VIP Fund-Class 1 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$538,140	$436,834	$446,413	$480,788

Net realized gain (loss)	6,289,121	(4,351,358)	46,798	(453,334)

Net change in unrealized appreciation (depreciation) on investments	6,960,163	6,012,555	1,054,466	(141,695)

Net increase (decrease) in net assets from operations	13,787,424	2,098,031	$1,547,677	(114,241)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,675,892	2,229,694	165,143	177,791

Net contractowner transfers	1,259,814	978,726	202,922	(844,715)

Withdrawals and death benefits (b)	(1,684,791)	(1,941,059)	(362,191)	(79,884)

Net increase (decrease) in net assets resulting from contractowner transactions	2,250,915	1,267,361	5,874	(746,808)

Net increase (decrease) in net assets	16,038,339	3,365,392	1,553,551	(861,049)

NET ASSETS

Beginning of period	35,672,280	32,306,888	9,198,428	10,059,477

End of period	$51,710,619	$35,672,280	$10,751,979	$9,198,428

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	634,088	595,172	272,177	301,598

Units purchased	37,513	52,172	4,642	5,873

Units sold/transferred	(12,405)	(13,256)	(4,958)	(35,294)

End of period	659,196	634,088	271,861	272,177

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-37

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Franklin Mutual Shares VIP Fund—Class 1 Sub-Account		Franklin Small-Mid Cap Growth VIP Fund— Class 1 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$69,650	$50,707	$(50,671)	$(39,789)

Net realized gain (loss)	(8,317)	(87,482)	4,049,257	2,207,232

Net change in unrealized appreciation (depreciation) on investments	327,446	(100,301)	(2,500,697)	3,566,254

Net increase (decrease) in net assets from operations	388,779	(137,076)	1,497,889	5,733,697

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	23,369	11,605	1,100,852	962,817

Net contractowner transfers	127,062	(11,672)	(3,434,208)	894,712

Withdrawals and death benefits (b)	(80,663)	(34,943)	(803,717)	(596,152)

Net increase (decrease) in net assets resulting from contractowner transactions	69,768	(35,010)	(3,137,073)	1,261,377

Net increase (decrease) in net assets	458,547	(172,086)	(1,639,184)	6,995,074

NET ASSETS

Beginning of period	2,004,985	2,177,071	16,919,028	9,923,954

End of period	$2,463,532	$2,004,985	$15,279,844	$16,919,028

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	56,641	58,555	185,781	169,533

Units purchased	571	380	11,495	14,888

Units sold/transferred	1,034	(2,294)	(44,348)	1,360

End of period	58,246	56,641	152,928	185,781

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-38	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Janus Henderson Forty Portfolio— Institutional Shares Sub-Account		Janus Henderson Overseas Portfolio— Institutional Shares Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(46,591)	$(2,470)	$19,478	$18,812

Net realized gain (loss)	5,636,388	1,950,953	132,937	52,419

Net change in unrealized appreciation (depreciation) on investments	(1,905,042)	2,746,181	98,020	200,735

Net increase (decrease) in net assets from operations	3,684,755	4,694,664	250,435	271,966

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,027,578	213,542	27,366	25,402

Net contractowner transfers	(2,485,120)	(153,068)	(59,325)	(19,492)

Withdrawals and death benefits (b)	(1,160,626)	(360,514)	(253,666)	(24,633)

Net increase (decrease) in net assets resulting from contractowner transactions	(2,618,168)	(300,040)	(285,625)	(18,723)

Net increase (decrease) in net assets	1,066,587	4,394,624	(35,190)	253,243

NET ASSETS

Beginning of period	17,101,376	12,706,752	1,942,220	1,688,977

End of period	$18,167,963	$17,101,376	$1,907,030	$1,942,220

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	102,201	105,856	25,642	26,172

Units purchased	5,973	1,783	330	442

Units sold/transferred	(19,944)	(5,438)	(3,824)	(972)

End of period	88,230	102,201	22,148	25,642

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-39

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Janus Henderson Mid Cap Value Portfolio— Institutional Shares Sub-Account		John Hancock Emerging Markets Value Trust Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$19,195	$70,926	$951,347	$812,374

Net realized gain (loss)	471,600	(397,422)	1,056,819	(1,867,896)

Net change in unrealized appreciation (depreciation) on investments	1,115,302	172,953	2,741,969	3,565,679

Net increase (decrease) in net assets from operations	1,606,097	(153,543)	4,750,135	2,510,157

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	112,802	40,447	1,577,703	3,111,764

Net contractowner transfers	(337,674)	(457,009)	(3,003,361)	1,238,568

Withdrawals and death benefits (b)	(334,938)	(209,879)	(1,634,741)	(1,283,739)

Net increase (decrease) in net assets resulting from contractowner transactions	(559,810)	(626,441)	(3,060,399)	3,066,593

Net increase (decrease) in net assets	1,046,287	(779,984)	1,689,736	5,576,750

NET ASSETS

Beginning of period	8,484,345	9,264,329	44,380,417	38,803,667

End of period	$9,530,632	$8,484,345	$46,070,153	$44,380,417

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	214,177	232,793	1,415,316	1,279,346

Units purchased	2,451	1,191	46,161	119,991

Units sold/transferred	(16,785)	(19,807)	(136,878)	15,979

End of period	199,843	214,177	1,324,599	1,415,316

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-40	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	LVIP Delaware Diversified Income Fund—Standard Class Sub-Account	Matson Money Fixed Income VI Portfolio Sub-Account
	December 31, 2021i	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$1,152,323	$(15,258)	$73,834

Net realized gain (loss)	101,125	223,113	224,940

Net change in unrealized appreciation (depreciation) on investments	(893,202)	(713,097)	429,603

Net increase (decrease) in net assets from operations	360,246	(505,242)	728,377

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,198,116	3,892,652	1,360,156

Net contractowner transfers	71,720,447	4,395,542	(1,223,125)

Withdrawals and death benefits (b)	(1,862,043)	(3,881,269)	(2,215,357)

Net increase (decrease) in net assets resulting from contractowner transactions	71,056,520	4,406,925	(2,078,326)

Net increase (decrease) in net assets	71,416,766	3,901,683	(1,349,949)

NET ASSETS

Beginning of period	—	27,235,345	28,585,294

End of period	$71,416,766	$31,137,028	$27,235,345

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	—	1,014,218	1,095,113

Units purchased	61,664	147,455	51,907

Units sold/transferred	3,613,797	16,592	(132,802)

End of period	3,675,461	1,178,265	1,014,218

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.
i	For the period April 30, 2021 (commencement of operations) to December 31, 2021.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-41

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Matson Money International Equity VI Portfolio Sub-Account		Matson Money U.S. Equity VI Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$546,131	$198,693	$166,804	$155,143

Net realized gain (loss)	1,946,307	(2,216,677)	4,832,888	(1,733,084)

Net change in unrealized appreciation (depreciation) on investments	87,757	2,602,131	2,471,050	3,198,952

Net increase (decrease) in net assets from operations	2,580,195	584,147	7,470,742	1,621,011

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	2,607,386	857,120	3,544,456	1,100,521

Net contractowner transfers	(358,420)	(815,659)	(2,761,952)	(1,589,835)

Withdrawals and death benefits (b)	(2,397,662)	(910,596)	(3,386,742)	(1,304,640)

Net increase (decrease) in net assets resulting from contractowner transactions	(148,696)	(869,135)	(2,604,238)	(1,793,954)

Net increase (decrease) in net assets	2,431,499	(284,988)	4,866,504	(172,943)

NET ASSETS

Beginning of period	18,731,593	19,016,581	25,507,698	25,680,641

End of period	$21,163,092	$18,731,593	$30,374,202	$25,507,698

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	647,066	671,470	655,412	694,424

Units purchased	80,925	36,755	75,104	36,339

Units sold/transferred	(86,865)	(61,159)	(134,811)	(75,351)

End of period	641,126	647,066	595,705	655,412

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-42	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	MFS Global Equity Series—Initial Class Sub-Account		MFS Growth Series—Initial Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$21,231	$42,267	$(2,726)	$(2,632)

Net realized gain (loss)	691,499	316,135	227,998	199,403

Net change in unrealized appreciation (depreciation) on investments	223,879	308,396	13,791	77,376

Net increase (decrease) in net assets from operations	936,609	666,798	239,063	274,147

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	201,505	300,075	6,824	683

Net contractowner transfers	(334,766)	(634,356)	(187,583)	(23,109)

Withdrawals and death benefits (b)	(113,663)	(217,579)	(3)	(12,935)

Net increase (decrease) in net assets resulting from contractowner transactions	(246,924)	(551,860)	(180,762)	(35,361)

Net increase (decrease) in net assets	689,685	114,938	58,301	238,786

NET ASSETS

Beginning of period	5,620,552	5,505,614	1,127,831	889,045

End of period	$6,310,237	$5,620,552	$1,186,132	$1,127,831

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	139,676	155,109	9,914	10,342

Units purchased	4,642	9,942	60	7

Units sold/transferred	(10,652)	(25,375)	(1,521)	(435)

End of period	133,666	139,676	8,453	9,914

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-43

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	MFS Massachusetts Investors Growth Stock Portfolio Sub-Account		MFS Utilities Series—Initial Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(7,699)	$8,117	$49,911	$61,398

Net realized gain (loss)	2,274,392	1,170,594	194,440	148,118

Net change in unrealized appreciation (depreciation) on investments	(54,852)	465,443	231,261	(94,200)

Net increase (decrease) in net assets from operations	2,211,841	1,644,154	475,612	115,316

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	375,166	247,326	21,378	35,156

Net contractowner transfers	(862,827)	(1,041,585)	454,829	(261,262)

Withdrawals and death benefits (b)	(542,323)	(85,187)	(193,702)	(80,885)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,029,984)	(879,446)	282,505	(306,991)

Net increase (decrease) in net assets	1,181,857	764,708	758,117	(191,675)

NET ASSETS

Beginning of period	9,206,990	8,442,282	3,304,082	3,495,757

End of period	$10,388,847	$9,206,990	$4,062,199	$3,304,082

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	204,144	228,832	43,743	49,023

Units purchased	7,854	6,838	276	579

Units sold/transferred	(29,328)	(31,526)	3,174	(5,859)

End of period	182,670	204,144	47,193	43,743

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-44	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account		Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio—I Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$118,650	$316,329	$2,803	$6,323

Net realized gain (loss)	1,085,448	(3,552,674)	267,236	30,363

Net change in unrealized appreciation (depreciation) on investments	12,392,899	3,668,497	257,058	337,724

Net increase (decrease) in net assets from operations	13,596,997	432,152	527,097	374,410

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,744,034	1,217,916	47,111	10,691

Net contractowner transfers	(6,820,825)	3,544,781	(49,234)	(231,570)

Withdrawals and death benefits (b)	(1,637,746)	(1,100,753)	(210,571)	(35,600)

Net increase (decrease) in net assets resulting from contractowner transactions	(6,714,537)	3,661,944	(212,694)	(256,479)

Net increase (decrease) in net assets	6,882,460	4,094,096	314,403	117,931

NET ASSETS

Beginning of period	44,092,684	39,998,588	2,365,453	2,247,522

End of period	$50,975,144	$44,092,684	$2,679,856	$2,365,453

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,409,665	1,241,917	49,930	56,721

Units purchased	46,750	46,985	916	283

Units sold/transferred	(228,467)	120,763	(5,062)	(7,074)

End of period	1,227,948	1,409,665	45,784	49,930

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-45

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT All Asset Portfolio—Institutional Class Sub-Account		PIMCO VIT Commodity Real Return Strategy Portfolio—Institutional Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$626,857	$218,859	$97,204	$83,378

Net realized gain (loss)	304,433	(28,499)	104,039	(145,057)

Net change in unrealized appreciation (depreciation) on investments	(24,531)	134,614	365,802	134,009

Net increase (decrease) in net assets from operations	906,759	324,974	567,045	72,330

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	53,627	25,536	333,164	76,430

Net contractowner transfers	(1,342,896)	1,142,149	815,285	(130,847)

Withdrawals and death benefits (b)	(68,882)	(102,768)	(87,574)	(13,209)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,358,151)	1,064,917	1,060,875	(67,626)

Net increase (decrease) in net assets	(451,392)	1,389,891	1,627,920	4,704

NET ASSETS

Beginning of period	6,208,397	4,818,506	1,579,140	1,574,436

End of period	$5,757,005	$6,208,397	$3,207,060	$1,579,140

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	282,257	238,859	92,418	93,161

Units purchased	2,276	1,332	17,797	5,381

Units sold/transferred	(59,012)	42,066	30,532	(6,124)

End of period	225,521	282,257	140,747	92,418

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-46	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$1,822,479	$1,650,927	$276,240	$115,577

Net realized gain (loss)	80,284	(105,070)	104,704	(139,545)

Net change in unrealized appreciation (depreciation) on investments	(3,053,589)	846,289	(624,037)	512,191

Net increase (decrease) in net assets from operations	(1,150,826)	2,392,146	(243,093)	488,223

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,858,608	1,630,265	257,923	114,793

Net contractowner transfers	4,407,951	(773,363)	517,739	166,620

Withdrawals and death benefits (b)	(1,438,582)	(1,375,153)	(55,615)	(84,629)

Net increase (decrease) in net assets resulting from contractowner transactions	4,827,977	(518,251)	720,047	196,784

Net increase (decrease) in net assets	3,677,151	1,873,895	476,954	685,007

NET ASSETS

Beginning of period	40,718,798	38,844,903	5,551,823	4,866,816

End of period	$44,395,949	$40,718,798	$6,028,777	$5,551,823

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,164,784	1,183,651	258,749	250,396

Units purchased	54,602	50,461	12,597	5,824

Units sold/transferred	85,830	(69,328)	21,066	2,529

End of period	1,305,216	1,164,784	292,412	258,749

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-47

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PVC Equity Income Account—Class 1 Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$5,522,003	$1,273,764	$1,752,205	$1,407,149

Net realized gain (loss)	2,931,249	2,024,267	6,399,781	4,267,216

Net change in unrealized appreciation (depreciation) on investments	(2,340,692)	8,021,035	12,843,675	175,339

Net increase (decrease) in net assets from operations	6,112,560	11,319,066	20,995,661	5,849,704

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,276,100	1,639,866	3,588,453	2,671,941

Net contractowner transfers	6,998,647	(4,551,967)	(6,450,372)	(1,436,698)

Withdrawals and death benefits (b)	(4,157,332)	(4,234,952)	(3,832,795)	(2,402,897)

Net increase (decrease) in net assets resulting from contractowner transactions	6,117,415	(7,147,053)	(6,694,714)	(1,167,654)

Net increase (decrease) in net assets	12,229,975	4,172,013	14,300,947	4,682,050

NET ASSETS

Beginning of period	108,155,993	103,983,980	97,392,911	92,710,861

End of period	$120,385,968	$108,155,993	$111,693,858	$97,392,911

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	5,162,100	5,546,458	1,902,641	1,927,094

Units purchased	153,709	83,295	63,497	61,050

Units sold/transferred	121,566	(467,653)	(182,557)	(85,503)

End of period	5,437,375	5,162,100	1,783,581	1,902,641

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-48	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	PVC MidCap Account—Class 1 Sub-Account		PSF PGIM Jennison Focused Blend Portfolio—Class II Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(11,247)	$29,674	$(82,236)	$(70,701)

Net realized gain (loss)	1,257,549	795,079	1,991,174	2,969,748

Net change in unrealized appreciation (depreciation) on investments	743,853	456,631	2,182,579	3,258,797

Net increase (decrease) in net assets from operations	1,990,155	1,281,384	4,091,517	6,157,844

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	28,649	25,232	333,515	328,854

Net contractowner transfers	(548,561)	(449,411)	(1,089,992)	(1,405,799)

Withdrawals and death benefits (b)	(239,660)	(86,819)	(940,706)	(342,110)

Net increase (decrease) in net assets resulting from contractowner transactions	(759,572)	(510,998)	(1,697,183)	(1,419,055)

Net increase (decrease) in net assets	1,230,583	770,386	2,394,334	4,738,789

NET ASSETS

Beginning of period	8,281,959	7,511,573	26,158,677	21,419,888

End of period	$9,512,542	$8,281,959	$28,553,011	$26,158,677

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	115,256	123,685	476,961	509,716

Units purchased	355	418	5,620	7,449

Units sold/transferred	(10,660)	(8,847)	(34,386)	(40,204)

End of period	104,951	115,256	448,195	476,961

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-49

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	PSF Natural Resources Portfolio—Class II Sub-Account		PSF PGIM Jennison Value Portfolio—Class II Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(4,853)	$(3,846)	$(15,651)	$(16,864)

Net realized gain (loss)	256,613	(152,286)	320,984	700,000

Net change in unrealized appreciation (depreciation) on investments	206,516	394,123	1,814,554	(393,955)

Net increase (decrease) in net assets from operations	458,276	237,991	2,119,887	289,181

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	63,550	121,340	114,260	58,909

Net contractowner transfers	(264,825)	73,539	(558,280)	90,392

Withdrawals and death benefits (b)	(78,933)	(26,434)	(240,569)	(104,040)

Net increase (decrease) in net assets resulting from contractowner transactions	(280,208)	168,445	(684,589)	45,261

Net increase (decrease) in net assets	178,068	406,436	1,435,298	334,442

NET ASSETS

Beginning of period	1,992,579	1,586,143	8,057,522	7,723,080

End of period	$2,170,647	$1,992,579	$9,492,820	$8,057,522

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	47,296	42,343	154,521	154,974

Units purchased	1,286	3,882	1,866	1,307

Units sold/transferred	(7,420)	1,071	(13,178)	(1,760)

End of period	41,162	47,296	143,209	154,521

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-50	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Royce Capital Fund Micro-Cap Portfolio— Investment Class Sub-Account		Royce Capital Fund Small-Cap Portfolio— Investment Class Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(3,365)	$(1,259)	$107,348	$47,897

Net realized gain (loss)	294,242	(11,643)	379,498	(889,898)

Net change in unrealized appreciation (depreciation) on investments	(60,111)	123,672	1,553,071	495,539

Net increase (decrease) in net assets from operations	230,766	110,770	2,039,917	(346,462)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,648	3,863	102,756	86,729

Net contractowner transfers	575,116	68,084	395,291	245,513

Withdrawals and death benefits (b)	(2,575)	(31,871)	(284,870)	(102,330)

Net increase (decrease) in net assets resulting from contractowner transactions	574,189	40,076	213,177	229,912

Net increase (decrease) in net assets	804,955	150,846	2,253,094	(116,550)

NET ASSETS

Beginning of period	661,884	511,038	7,122,124	7,238,674

End of period	$1,466,839	$661,884	$9,375,218	$7,122,124

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	23,943	22,956	345,773	327,784

Units purchased	50	188	3,933	5,363

Units sold/transferred	17,069	799	2,456	12,626

End of period	41,062	23,943	352,162	345,773

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-51

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	T. Rowe Price® Health Sciences Portfolio I Sub-Account		T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$(27,196)	$(18,424)	$542,842	$808,049

Net realized gain (loss)	1,301,896	649,096	666,770	80,716

Net change in unrealized appreciation (depreciation) on investments	(288,705)	685,487	(1,361,280)	1,187,228

Net increase (decrease) in net assets from operations	985,995	1,316,159	(151,668)	2,075,993

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	546,661	67,202	2,772,859	2,197,203

Net contractowner transfers	(790,573)	1,117,232	5,042,652	1,213,828

Withdrawals and death benefits (b)	(156,254)	(133,397)	(2,315,242)	(1,825,269)

Net increase (decrease) in net assets resulting from contractowner transactions	(400,166)	1,051,037	5,500,269	1,585,762

Net increase (decrease) in net assets	585,829	2,367,196	5,348,601	3,661,755

NET ASSETS

Beginning of period	7,676,584	5,309,388	52,806,090	49,144,335

End of period	$8,262,413	$7,676,584	$58,154,691	$52,806,090

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	142,871	127,566	1,877,247	1,824,084

Units purchased	10,378	1,507	99,175	81,055

Units sold/transferred	(16,977)	13,798	94,213	(27,892)

End of period	136,272	142,871	2,070,635	1,877,247

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-52	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Templeton Developing Markets VIP Fund— Class 1 Sub-Account		Vanguard VIF Balanced Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$161,520	$656,643	$10,907	$(817)

Net realized gain (loss)	1,802,894	1,437,547	107,144	1,642

Net change in unrealized appreciation (depreciation) on investments	(3,360,799)	995,323	271,350	47,614

Net increase (decrease) in net assets from operations	(1,396,385)	3,089,513	389,401	48,439

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,175,085	1,227,588	359,486	515,411

Net contractowner transfers	653,802	(355,133)	3,353,767	178,302

Withdrawals and death benefits (b)	(956,047)	(348,625)	(42,952)	(279)

Net increase (decrease) in net assets resulting from contractowner transactions	3,872,840	523,830	3,670,301	693,434

Net increase (decrease) in net assets	2,476,455	3,613,343	4,059,702	741,873

NET ASSETS

Beginning of period	20,469,412	16,856,069	741,873	—

End of period	$22,945,867	$20,469,412	$4,801,575	$741,873

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	931,382	898,681	24,650	—

Units purchased	191,794	70,597	11,128	18,273

Units sold/transferred	(16,369)	(37,896)	98,523	6,377

End of period	1,106,807	931,382	134,301	24,650

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-53

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Conservative Allocation Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$103,411	$159,799	$7,882	$(743)

Net realized gain (loss)	1,637,031	869,383	75,471	8,226

Net change in unrealized appreciation (depreciation) on investments	1,424,247	1,060,240	14,692	39,102

Net increase (decrease) in net assets from operations	3,164,689	2,089,422	98,045	46,585

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,215,085	668,368	584,244	295,835

Net contractowner transfers	1,261,851	(1,989,078)	1,858,986	501,896

Withdrawals and death benefits (b)	(178,105)	(287,127)	(43,419)	(1,300)

Net increase (decrease) in net assets resulting from contractowner transactions	2,298,831	(1,607,837)	2,399,811	796,431

Net increase (decrease) in net assets	5,463,520	481,585	2,497,856	843,016

NET ASSETS

Beginning of period	14,529,034	14,047,449	843,016	—

End of period	$19,992,554	$14,529,034	$3,340,872	$843,016

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	272,397	308,654	29,089	—

Units purchased	19,904	14,885	19,698	10,831

Units sold/transferred	17,029	(51,142)	60,286	18,258

End of period	309,330	272,397	109,073	29,089

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-54	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Equity Index Portfolio Sub-Account		Vanguard VIF Global Bond Index Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$1,520,077	$1,561,363	$19,096	$(1,604)

Net realized gain (loss)	11,852,307	5,179,315	(6,467)	77

Net change in unrealized appreciation (depreciation) on investments	25,855,076	13,828,465	(33,166)	25,799

Net increase (decrease) in net assets from operations	39,227,460	20,569,143	(20,537)	24,272

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	7,562,334	2,821,570	835,365	6,000

Net contractowner transfers	1,003,470	2,788,714	342,340	1,209,937

Withdrawals and death benefits (b)	(2,398,763)	(1,730,680)	(511,070)	(1,935)

Net increase (decrease) in net assets resulting from contractowner transactions	6,167,041	3,879,604	666,635	1,214,002

Net increase (decrease) in net assets	45,394,501	24,448,747	646,098	1,238,274

NET ASSETS

Beginning of period	134,496,678	110,047,931	1,238,274	—

End of period	$179,891,179	$134,496,678	$1,884,372	$1,238,274

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	2,602,149	2,510,619	48,404	—

Units purchased	133,002	64,901	33,518	236

Units sold/transferred	(21,221)	26,629	(6,692)	48,168

End of period	2,713,930	2,602,149	75,230	48,404

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-55

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF International Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$2,033,689	$2,448,644	$62	$(1,339)

Net realized gain (loss)	232,972	(1,001,980)	248,717	44,552

Net change in unrealized appreciation (depreciation) on investments	(447,653)	553,462	(486,564)	285,518

Net increase (decrease) in net assets from operations	1,819,008	2,000,126	(237,785)	328,731

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	3,884,626	1,323,700	3,333,800	457,430

Net contractowner transfers	4,205,234	(805,858)	1,094,842	1,274,379

Withdrawals and death benefits (b)	(2,348,185)	(1,836,871)	(1,547,590)	(1,153)

Net increase (decrease) in net assets resulting from contractowner transactions	5,741,675	(1,319,029)	2,881,052	1,730,656

Net increase (decrease) in net assets	7,560,683	681,097	2,643,267	2,059,387

NET ASSETS

Beginning of period	50,273,375	49,592,278	2,059,387	—

End of period	$57,834,058	$50,273,375	$4,702,654	$2,059,387

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,446,661	1,502,947	47,598	—

Units purchased	111,179	37,785	75,280	12,617

Units sold/transferred	51,971	(94,071)	(12,102)	34,981

End of period	1,609,811	1,446,661	110,776	47,598

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-56	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Mid-Cap Index Portfolio Sub-Account		Vanguard VIF Moderate Allocation Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$684,332	$766,722	$22,710	$(1,565)

Net realized gain (loss)	10,183,895	2,633,611	126,369	21,237

Net change in unrealized appreciation (depreciation) on investments	8,717,132	9,822,709	73,513	134,864

Net increase (decrease) in net assets from operations	19,585,359	13,223,042	222,592	154,536

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	7,699,453	6,054,165	756,851	448,053

Net contractowner transfers	(3,167,222)	(3,140,988)	1,068,340	932,985

Withdrawals and death benefits (b)	(3,998,629)	(2,587,165)	(6,360)	(66,907)

Net increase (decrease) in net assets resulting from contractowner transactions	533,602	326,012	1,818,831	1,314,131

Net increase (decrease) in net assets	20,118,961	13,549,054	2,041,423	1,468,667

NET ASSETS

Beginning of period	82,556,136	69,007,082	1,468,667	—

End of period	$102,675,097	$82,556,136	$3,510,090	$1,468,667

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	1,782,243	1,753,536	47,773	—

Units purchased	147,561	161,008	23,319	15,138

Units sold/transferred	(142,477)	(132,301)	32,999	32,635

End of period	1,787,327	1,782,243	104,091	47,773

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-57

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$548,256	$554,195	$12,468	$61,024

Net realized gain (loss)	3,227,231	(471,138)	3,169,761	51,887

Net change in unrealized appreciation (depreciation) on investments	8,665,239	(1,288,140)	44,943	4,375,628

Net increase (decrease) in net assets from operations	12,440,726	(1,205,083)	3,227,172	4,488,539

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	4,888,555	908,069	440,089	670,482

Net contractowner transfers	5,429,887	1,336,428	(4,156,324)	(59,970)

Withdrawals and death benefits (b)	(5,894,554)	(643,375)	(1,519,475)	(583,287)

Net increase (decrease) in net assets resulting from contractowner transactions	4,423,888	1,601,122	(5,235,710)	27,225

Net increase (decrease) in net assets	16,864,614	396,039	(2,008,538)	4,515,764

NET ASSETS

Beginning of period	28,403,572	28,007,533	24,568,049	20,052,285

End of period	$45,268,186	$28,403,572	$22,559,511	$24,568,049

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	847,177	792,578	474,877	476,339

Units purchased	129,764	28,834	7,627	17,350

Units sold/transferred	(12,089)	25,765	(99,530)	(18,812)

End of period	964,852	847,177	382,974	474,877

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-58	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$4,349,109	$4,320,247	$49,035	$(3,905)

Net realized gain (loss)	4,486,046	4,584,991	426,567	145,054

Net change in unrealized appreciation (depreciation) on investments	(13,728,438)	5,377,013	(126,152)	439,574

Net increase (decrease) in net assets from operations	(4,893,283)	14,282,251	349,450	580,723

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	33,863,230	33,175,392	6,416,406	394,809

Net contractowner transfers	37,516,807	17,052,920	12,703,539	2,424,137

Withdrawals and death benefits (b)	(12,074,849)	(9,856,561)	(216,604)	(104,330)

Net increase (decrease) in net assets resulting from contractowner transactions	59,305,188	40,371,751	18,903,341	2,714,616

Net increase (decrease) in net assets	54,411,905	54,654,002	19,252,791	3,295,339

NET ASSETS

Beginning of period	242,374,539	187,720,537	3,295,339	—

End of period	$296,786,444	$242,374,539	$22,548,130	$3,295,339

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	7,980,037	6,630,258	95,004	—

Units purchased	1,148,926	1,129,121	170,774	13,278

Units sold/transferred	844,061	220,658	334,914	81,726

End of period	9,973,024	7,980,037	600,692	95,004

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-59

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended

	Vanguard VIF Total Stock Market Index Portfolio Sub-Account		VY Clarion Global Real Estate Portfolio- Class I Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$51,104	$(4,802)	$233,892	$399,364

Net realized gain (loss)	1,274,520	177,620	106,620	144,802

Net change in unrealized appreciation (depreciation) on investments	1,459,026	473,718	2,322,653	(995,093)

Net increase (decrease) in net assets from operations	2,784,650	646,536	2,663,165	(450,927)

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	7,564,285	408,844	120,102	101,440

Net contractowner transfers	8,279,837	3,271,040	(373,539)	138,478

Withdrawals and death benefits (b)	(123,526)	(9,286)	(386,680)	(196,123)

Net increase (decrease) in net assets resulting from contractowner transactions	15,720,596	3,670,598	(640,117)	43,795

Net increase (decrease) in net assets	18,505,246	4,317,134	2,023,048	(407,132)

NET ASSETS

Beginning of period	4,317,134	—	8,023,939	8,431,071

End of period	$22,822,380	$4,317,134	$10,046,987	$8,023,939

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	124,577	—	177,098	176,576

Units purchased	192,202	13,169	2,256	2,684

Units sold/transferred	208,982	111,408	(14,644)	(2,162)

End of period	525,761	124,577	164,710	177,098

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-60	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

continued

	Wanger International Sub-Account		Wanger Select Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$37,202	$209,514	$(6,884)	$10,101

Net realized gain (loss)	1,085,444	(247,514)	516,194	64,356

Net change in unrealized appreciation (depreciation) on investments	1,482,863	1,926,325	(361,385)	408,955

Net increase (decrease) in net assets from operations	2,605,509	1,888,325	147,925	483,412

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	223,226	139,142	14,572	20,140

Net contractowner transfers	(998,372)	(211,750)	(168,693)	(27,194)

Withdrawals and death benefits (b)	(975,320)	(337,450)	(128,230)	(54,887)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,750,466)	(410,058)	(282,351)	(61,941)

Net increase (decrease) in net assets	855,043	1,478,267	(134,426)	421,471

NET ASSETS

Beginning of period	14,877,857	13,399,590	2,529,402	2,107,931

End of period	$15,732,900	$14,877,857	$2,394,976	$2,529,402

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	177,891	183,057	31,332	33,075

Units purchased	2,391	2,070	168	333

Units sold/transferred	(22,258)	(7,236)	(3,763)	(2,076)

End of period	158,024	177,891	27,737	31,332

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

See notes to financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-61

Statements of changes in net assets TIAA-CREF Life Separate Account VA-1 ∎ For the period or year ended	concluded

	Wanger USA Sub-Account		Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account
	December 31, 2021	December 31, 2020	December 31, 2021	December 31, 2020

FROM OPERATIONS

Net investment income (loss)	$17,722	$(6,623)	$649,002	$517,875

Net realized gain (loss)	578,697	197,038	151,866	(173,575)

Net change in unrealized appreciation (depreciation) on investments	(336,045)	371,919	(643,437)	561,714

Net increase (decrease) in net assets from operations	260,374	562,334	157,431	906,014

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,137,584	200,712	320,776	419,418

Net contractowner transfers	(1,114,774)	161,456	794,787	(544,881)

Withdrawals and death benefits (b)	(70,187)	(15,438)	(456,587)	(406,786)

Net increase (decrease) in net assets resulting from contractowner transactions	(47,377)	346,730	658,976	(532,249)

Net increase (decrease) in net assets	212,997	909,064	816,407	373,765

NET ASSETS

Beginning of period	3,510,123	2,601,059	14,827,693	14,453,928

End of period	$3,723,120	$3,510,123	$15,644,100	$14,827,693

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	26,841	24,703	723,860	756,374

Units purchased	8,274	1,829	15,647	22,082

Units sold/transferred	(8,625)	309	15,563	(54,596)

End of period	26,490	26,841	755,070	723,860

(a)	Amounts presented are net of premium expense charges.
(b)	Amounts include payments for other daily and monthly fee and expense charges.

B-62	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to financial statements

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VA-1 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on July 27, 1998 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, as a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of three different variable annuity contracts: the Personal Annuity Select and Single Premium Immediate Annuity (the “Original Contract”), the Lifetime Variable Select Annuity (the “Lifetime Contract”) and the Intelligent Variable Annuity (the “Intelligent VA”). Premiums received from the contracts are allocated to investment accounts, the (“Sub-Accounts”) of which some invest in the TIAA-CREF Life Funds (the “Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser. The Original Contract currently offers 8 investment Sub-Account options, the Lifetime Contract currently offers 10 investment Sub-Account options and the Intelligent VA offers 76 investment Sub-Account options. Accumulation unit values are calculated daily for each investment account. Effective in 2008, the Personal Annuity Select and Lifetime Variable Select Annuity are no longer available to new customers. However, policy owners that existed prior to that date may continue to invest their premiums in the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the Sub-Accounts based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts. Initial annuity payments are calculated based on the value of a participant’s accumulation on the last valuation day before the annuity start date, the income option chosen, an assumed annual investment return and expense and mortality assumptions. Annuity payments vary after the initial payment based on investment performance and Sub-Account expenses.

Net assets allocated to contracts in the payout period are computed according to the Annuity 2000 Mortality Table with four year setbacks for contracts issued prior to 2015 and 2012 Individual Annuity Reserving for contracts issued after 2014. The 2012 IAR Mortality Table is used for determining the minimum standard of valuation for any individual annuity or pure endowment contract issued after January 1, 2015. The mortality risk is fully borne by TIAA-CREF Life and may result in additional amounts being transferred into the variable annuity account by TIAA-CREF Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to TIAA-CREF Life.

Effective August 31, 2021, the following funds names changed. The Prudential Series Fund—Jennison 20/20 Focus Portfolio—Class II changed to PSF PGIM Jennison Focused Blend Portfolio—Class II, Prudential Series Fund—Natural Resources Portfolio—Class II changed to PSF Natural Resources Portfolio—Class II and Prudential Series Fund—Value Portfolio—Class II changed to PSF PGIM Jennison Value Portfolio—Class II.

Effective April 30, 2021, the Delaware VIP Diversified Income Series-Standard Class merged operations with LVIP Delaware Diversified Income Fund-Standard Class: this fund is closed to new investors.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VA-1 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-63

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Other matters: The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)
•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2021, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

TIAA-CREF Life provides all administrative services for the Sub-Accounts. Daily charges are deducted from the net assets of the Sub-Accounts for services required to administer the Separate Account and the contracts, and to cover certain insurance risks borne by TIAA-CREF Life. The following are the current administrative expense charges for the contracts:

Administrative expense

(as a percentage of average account value)

	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	0.30%	0.20%	0.20%

Current fee	0.10%	0.20%	0.20%

TIAA-CREF Life imposes a daily charge that is deducted from the net assets of the Sub-Accounts for bearing certain mortality and expense risks in connection with the contracts. The following are the mortality and expense risk charges for the contracts:

Mortality and expense risk charges

(as a percentage of average account value)

	Personal Annuity Select	Lifetime Variable Select

Maximum contractual fee	1.00%	1.00%

Current fee	0.40%	0.40%

Intelligent Variable Annuity

	Maximum contractual fee	Current fee

If accumulation value is less than $100,000	0.40%	0.40%

If accumulation value is between $100,000-$500,000	0.25%	0.25%

If accumulation value is greater than $500,000	0.15%	0.15%

After the first 10 contract years	0.00%	0.00%

B-64	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

There are other daily, monthly, and annual fees and expenses that a contrac towner will pay when buying, owning and surrendering the policy. These fees and expenses include as follows:

Additional expense charges	Intelligent Variable Annuity	Personal Annuity Select	Lifetime Variable Select

Maximum annual contract fees (waived for accumulation values > $25,000)	$25	$0	$25

Optional guaranteed minimum death benefit charge	0.10%	None	None

Premium taxes (a)	1.00% to 3.50%	1.00% to 3.50%	1.00% to 3.50%

Maximum transfer fee	$0	$0	$25

(a)	Only applicable in certain states.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to Advisors. The contracts are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA. Services may also enter into selling agreements with third parties to distribute the contracts.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2021 were as follows:

Sub-Accounts	Purchases	Sales

TIAA-CREF Life Balanced	$16,260,251	$13,810,637

TIAA-CREF Life Core Bond	54,670,545	38,663,056

TIAA-CREF Life Growth Equity	46,683,300	33,383,066

TIAA-CREF Life Growth & Income	27,953,288	32,209,671

TIAA-CREF Life International Equity	27,172,631	19,264,201

TIAA-CREF Life Large-Cap Value	19,684,909	19,048,167

TIAA-CREF Life Money Market	99,574,530	112,224,265

TIAA-CREF Life Real Estate Securities	15,546,051	17,642,549

TIAA-CREF Life Small-Cap Equity	14,058,884	14,070,255

TIAA-CREF Life Social Choice Equity	17,395,241	15,383,316

TIAA-CREF Life Stock Index	83,696,547	99,557,652

Calamos Growth and Income Portfolio	900,158	656,625

ClearBridge Variable Aggressive Growth Portfolio-Class I	16,010,611	8,949,836

ClearBridge Variable Small Cap Growth Portfolio-Class I	6,575,452	4,796,884

Credit Suisse Trust-Commodity Return Strategy Portfolio	2,052,591	1,787,593

Delaware VIP Diversified Income Series-Standard Class	10,003,399	72,983,045

Delaware VIP International Series - Standard Class	9,674,037	9,518,917

Delaware VIP Small Cap Value Series-Standard Class	8,012,388	12,065,887

DFA VA Equity Allocation Portfolio	4,568,745	25,977,126

DFA VA Global Bond Portfolio	11,130,568	12,283,066

DFA VA Global Moderate Allocation Portfolio	20,041,934	18,328,830

DFA VA International Small Portfolio	12,824,353	11,316,112

DFA VA International Value Portfolio	18,153,441	21,338,910

DFA VA Short-Term Fixed Portfolio	22,748,524	19,244,688

DFA VA US Large Value Portfolio	18,095,132	17,319,106

DFA VA US Targeted Value Portfolio	19,228,266	12,987,895

Franklin Income VIP Fund-Class 1	2,405,480	1,953,193

Franklin Mutual Shares VIP Fund-Class 1	670,201	530,783

Franklin Small-Mid Cap Growth VIP Fund-Class 1	7,292,355	8,933,743

Janus Henderson Forty Portfolio-Institutional Shares	10,920,726	11,514,082

Janus Henderson Overseas Portfolio-Institutional Shares	239,429	505,576

Janus Henderson Mid Cap Value Portfolio-Institutional Shares	3,185,053	3,725,667

John Hancock Emerging Markets Value Trust	7,947,802	10,056,854

LVIP Delaware Diversified Income Fund-Standard Class	84,607,208	12,398,365

Matson Money Fixed Income VI Portfolio	12,706,062	8,314,395

Matson Money International Equity VI Portfolio	8,191,753	7,170,047

Matson Money U.S. Equity VI Portfolio	11,836,677	12,431,906

MFS Global Equity Series-Initial Class	1,692,339	1,558,935

MFS Growth Series-Initial Class	306,759	341,436

MFS Massachusetts Investors Growth Stock Portfolio	5,095,008	4,937,746

Intelligent Variable Annuity ∎ Statement of Additional Information	B-65

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

Sub-Accounts	Purchases	Sales

MFS Utilities Series-Initial Class	$1,350,217	$900,417

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class	9,586,046	16,181,933

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class	592,379	752,660

PIMCO VIT All Asset Portfolio-Institutional Class	2,351,974	3,083,268

PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class	1,935,640	777,560

PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class	12,115,171	5,464,714

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class	2,391,704	1,308,788

PIMCO VIT Real Return Portfolio-Institutional Class	40,329,050	28,689,631

PVC Equity Income Account-Class 1	20,499,353	25,381,289

PVC MidCap Account-Class 1	3,849,295	4,048,254

PSF PGIM Jennison Focused Blend Portfolio-Class II	2,570,510	4,349,929

PSF Natural Resources Portfolio-Class II	852,916	1,137,976

PSF PGIM Jennison Value Portfolio-Class II	565,441	1,265,680

Royce Capital Fund Micro-Cap Portfolio-Investment Class	3,450,465	2,817,169

Royce Capital Fund Small-Cap Portfolio-Investment Class	4,152,815	3,832,289

T. Rowe Price® Health Sciences Portfolio I	3,242,065	3,160,441

T. Rowe Price® Limited-Term Bond Portfolio	16,778,323	10,382,354

Templeton Developing Markets VIP Fund-Class 1	10,588,852	6,120,721

Vanguard VIF Balanced Portfolio	4,273,410	543,460

Vanguard VIF Capital Growth Portfolio	6,058,257	2,587,835

Vanguard VIF Conservative Allocation Portfolio	4,888,741	2,449,683

Vanguard VIF Equity Index	30,944,660	17,476,736

Vanguard VIF Global Bond Index Portfolio	2,436,099	1,732,502

Vanguard VIF High Yield Bond Portfolio	20,733,307	12,957,943

Vanguard VIF International Portfolio	10,499,382	7,256,269

Vanguard VIF Mid-Cap Index Portfolio	29,572,586	22,386,676

Vanguard VIF Moderate Allocation Portfolio	2,827,181	911,241

Vanguard VIF Real Estate Index Portfolio	19,587,630	13,730,178

Vanguard VIF Small Company Growth Portfolio	7,960,122	12,026,352

Vanguard VIF Total Bond Market Index Portfolio	104,918,676	39,151,908

Vanguard VIF Total International Stock Market Index Portfolio	21,474,182	2,479,673

Vanguard VIF Total Stock Market Index Portfolio	24,898,890	8,721,288

VY Clarion Global Real Estate Portfolio-Class I	2,763,753	3,169,978

Wanger International	4,754,876	6,232,195

Wanger Select	1,426,482	1,435,286

Wanger USA	2,513,426	2,445,016

Western Asset Variable Global High Yield Bond Portfolio-Class I	4,025,361	2,717,382

B-66	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 5—condensed financial information

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Balanced Sub-Account
2021	1,716	$39.64 to $41.02	$43.25 to $44.99	$75,690	1.79%	0.10% to 0.60%	9.13% to 9.67%
2020	1,725	$34.93 to $35.97	$39.64 to $41.02	$69,519	2.04%	0.10% to 0.60%	13.48% to 14.05%
2019	1,848	$29.57 to $30.30	$34.93 to $35.97	$65,422	2.13%	0.10% to 0.60%	5.60% to 18.69%
2018	1,804	$31.47 to $31.90	$29.57 to $30.30	$53,909	0.02%	0.10% to 0.60%	(6.56)% to (5.70)%
2017	1,790	$27.82 to $28.10	$31.47 to $31.90	$56,804	0.00%	0.25% to 0.60%	13.14% to 13.54%

TIAA-CREF Life Core Bond Sub-Account
2021	3,803	$46.75 to $49.90	$46.01 to $49.36	$181,621	2.36%	0.10% to 0.60%	(1.58)% to (1.08)%
2020	3,616	$43.60 to $46.31	$46.75 to $49.90	$174,475	2.89%	0.10% to 0.60%	7.21% to 7.75%
2019	3,623	$40.07 to $42.35	$43.60 to $46.31	$162,200	2.93%	0.10% to 0.60%	8.82% to 9.37%
2018	3,791	$40.63 to $42.09	$40.07 to $42.35	$155,292	2.59%	0.10% to 0.60%	(1.38)% to 1.08%
2017	3,968	$39.10 to $40.36	$40.63 to $42.09	$164,269	0.02%	0.25% to 0.60%	3.92% to 4.28%

TIAA-CREF Life Growth Equity Sub-Account
2021	1,448	$78.49 to $83.82	$90.63 to $97.27	$146,562	0.28%	0.10% to 0.60%	15.47% to 16.05%
2020	1,594	$54.85 to $58.28	$78.49 to $83.82	$139,006	0.33%	0.10% to 0.60%	43.10% to 43.82%
2019	1,605	$42.21 to $44.63	$54.85 to $58.28	$96,280	0.41%	0.10% to 0.60%	29.95% to 30.60%
2018	1,830	$42.55 to $44.09	$42.21 to $44.63	$82,867	0.34%	0.10% to 0.60%	(6.95)% to (0.46)%
2017	1,825	$31.82 to $32.86	$42.55 to $44.09	$82,458	0.00%	0.25% to 0.60%	33.74% to 34.20%

TIAA-CREF Life Growth & Income Sub-Account
2021	1,306	$98.10 to $104.73	$122.06 to $130.96	$186,576	0.90%	0.10% to 0.60%	24.42% to 25.05%
2020	1,392	$81.94 to $87.04	$98.10 to $104.73	$156,822	1.28%	0.10% to 0.60%	19.72% to 20.32%
2019	1,531	$63.36 to $66.97	$81.94 to $87.04	$142,666	1.02%	0.10% to 0.60%	29.32% to 29.97%
2018	1,617	$68.72 to $71.19	$63.36 to $66.97	$115,416	0.89%	0.10% to 0.60%	(8.49)% to (6.02)%
2017	1,719	$55.80 to $57.60	$68.72 to $71.19	$130,438	0.00%	0.25% to 0.60%	23.17% to 23.60%

TIAA-CREF Life International Equity Sub-Account
2021	2,517	$38.41 to $41.00	$42.32 to $45.41	$114,705	1.18%	0.10% to 0.60%	10.18% to 10.73%
2020	2,355	$33.50 to $35.59	$38.41 to $41.00	$97,294	1.64%	0.10% to 0.60%	14.65% to 15.23%
2019	2,399	$27.39 to $28.94	$33.50 to $35.59	$85,477	2.10%	0.10% to 0.60%	22.34% to 22.95%
2018	2,392	$36.05 to $37.34	$27.39 to $28.94	$69,147	1.03%	0.10% to 0.60%	(24.65)% to (23.77)%
2017	2,501	$27.27 to $28.15	$36.05 to $37.34	$94,539	1.17%	0.25% to 0.60%	32.19% to 32.65%

TIAA-CREF Life Large-Cap Value Sub-Account
2021	540	$103.28 to $110.25	$130.23 to $139.72	$79,163	1.49%	0.10% to 0.60%	26.09% to 26.72%
2020	547	$99.90 to $106.11	$103.28 to $110.25	$62,754	2.00%	0.10% to 0.60%	3.38% to 3.90%
2019	601	$78.11 to $82.55	$99.90 to $106.11	$64,670	1.77%	0.10% to 0.60%	27.89% to 28.53%
2018	651	$91.51 to $94.79	$78.11 to $82.55	$54,419	1.39%	0.10% to 0.60%	(14.65)% to (12.52)%
2017	689	$81.95 to $84.59	$91.51 to $94.79	$67,071	0.00%	0.25% to 0.60%	11.67% to 12.06%

TIAA-CREF Life Money Market Sub-Account
2021	6,947	$11.43 to $12.21	$11.36 to $12.20	$82,011	0.00%	0.10% to 0.60%	(0.60)% to (0.10)%
2020	8,007	$11.45 to $12.17	$11.43 to $12.21	$94,661	0.36%	0.10% to 0.60%	(0.19)% to 0.31%
2019	7,231	$11.29 to $11.94	$11.45 to $12.17	$85,267	2.06%	0.10% to 0.60%	1.48% to 1.99%
2018	7,021	$11.16 to $11.57	$11.29 to $11.94	$81,218	1.71%	0.10% to 0.60%	1.07% to 1.46%
2017	5,648	$11.15 to $11.52	$11.16 to $11.57	$64,243	0.75%	0.25% to 0.60%	0.14% to 0.49%

TIAA-CREF Life Real Estate Securities Sub-Account
2021	483	$131.58 to $140.46	$182.49 to $195.79	$98,462	1.64%	0.10% to 0.60%	38.69% to 39.39%
2020	510	$130.71 to $138.84	$131.58 to $140.46	$73,531	2.30%	0.10% to 0.60%	0.66% to 1.17%
2019	556	$100.12 to $105.82	$130.71 to $138.84	$78,902	1.94%	0.10% to 0.60%	30.55% to 31.20%
2018	587	$105.18 to $108.95	$100.12 to $105.82	$62,735	1.98%	0.10% to 0.60%	(4.80)% to 2.42%
2017	653	$94.20 to $97.24	$105.18 to $108.95	$72,619	0.00%	0.25% to 0.60%	11.65% to 12.04%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-67

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

TIAA-CREF Life Small-Cap Equity Sub-Account
2021	347	$140.01 to $149.46	$173.62 to $186.27	$67,160	0.51%	0.10% to 0.60%	24.01% to 24.63%
2020	350	$124.87 to $132.63	$140.01 to $149.46	$54,249	0.85%	0.10% to 0.60%	12.13% to 12.69%
2019	355	$101.53 to $107.31	$124.87 to $132.63	$48,298	0.56%	0.10% to 0.60%	22.98% to 23.60%
2018	388	$116.14 to $120.30	$101.53 to $107.31	$42,482	0.60%	0.10% to 0.60%	(13.54)% to (10.41)%
2017	427	$101.68 to $104.96	$116.14 to $120.30	$53,059	0.00%	0.25% to 0.60%	14.21% to 14.61%

TIAA-CREF Life Social Choice Equity Sub-Account
2021	748	$93.27 to $99.57	$117.15 to $125.68	$97,583	1.17%	0.10% to 0.60%	25.60% to 26.23%
2020	760	$77.89 to $82.74	$93.27 to $99.57	$78,413	1.57%	0.10% to 0.60%	19.75% to 20.35%
2019	815	$59.64 to $63.04	$77.89 to $82.74	$68,159	1.56%	0.10% to 0.60%	30.60% to 31.25%
2018	835	$63.53 to $65.80	$59.64 to $63.04	$53,603	1.64%	0.10% to 0.60%	(6.11)% to (3.87)%
2017	868	$52.84 to $54.54	$63.53 to $65.80	$58,670	0.01%	0.25% to 0.60%	20.24% to 20.66%

TIAA-CREF Life Stock Index Sub-Account
2021	4,137	$116.46 to $124.34	$145.43 to $156.05	$675,674	1.35%	0.10% to 0.60%	24.88% to 25.50%
2020	4,294	$97.01 to $103.06	$116.46 to $124.34	$559,790	1.69%	0.10% to 0.60%	20.04% to 20.64%
2019	4,583	$74.61 to $78.87	$97.01 to $103.06	$491,861	1.67%	0.10% to 0.60%	30.03% to 30.68%
2018	4,565	$79.24 to $82.09	$74.61 to $78.87	$371,932	1.62%	0.10% to 0.60%	(5.88)% to (5.37)%
2017	4,509	$65.87 to $68.01	$79.24 to $82.09	$389,529	0.00%	0.25% to 0.60%	20.29% to 20.71%

Calamos Growth and Income Portfolio Sub-Account
2021	110	$36.95 to $39.44	$44.59 to $47.84	$5,212	0.37%	0.10% to 0.59%	20.67% to 21.28%
2020	113	$30.36 to $32.25	$36.95 to $39.44	$4,420	0.48%	0.10% to 0.60%	21.70% to 22.31%
2019	127	$24.33 to $25.71	$30.36 to $32.25	$3,996	1.64%	0.10% to 0.60%	24.81% to 25.44%
2018	142	$25.60 to $26.51	$24.33 to $25.71	$3,556	1.24%	0.10% to 0.60%	(9.14)% to (4.63)%
2017	157	$22.29 to $23.01	$25.60 to $26.51	$4,098	0.85%	0.25% to 0.60%	14.82% to 15.22%

ClearBridge Variable Aggressive Growth Portfolio-Class I Sub-Account
2021	610	$51.49 to $54.97	$56.45 to $60.57	$35,628	0.16%	0.10% to 0.60%	9.64% to 10.19%
2020	657	$43.89 to $46.62	$51.49 to $54.97	$34,895	0.83%	0.10% to 0.60%	17.31% to 17.90%
2019	712	$35.30 to $37.31	$43.89 to $46.62	$32,114	0.98%	0.10% to 0.60%	24.32% to 24.95%
2018	723	$38.75 to $40.14	$35.30 to $37.31	$26,114	0.62%	0.10% to 0.60%	(15.40)% to (8.57)%
2017	703	$33.52 to $34.60	$38.75 to $40.14	$27,798	0.54%	0.25% to 0.60%	15.60% to 16.00%

ClearBridge Variable Small Cap Growth Portfolio-Class I Sub-Account
2021	95	$68.69 to $73.33	$76.89 to $82.50	$7,604	0.00%	0.10% to 0.60%	11.94% to 12.50%
2020	85	$48.24 to $51.24	$68.69 to $73.33	$6,049	0.00%	0.10% to 0.60%	42.41% to 43.12%
2019	87	$38.25 to $40.43	$48.24 to $51.24	$4,333	0.00%	0.10% to 0.60%	26.11% to 26.75%
2018	131	$37.20 to $38.54	$38.25 to $40.43	$5,142	0.00%	0.10% to 0.60%	(16.84)% to 3.18%
2017	83	$30.12 to $31.09	$37.20 to $38.54	$3,153	0.00%	0.25% to 0.60%	23.52% to 23.96%

Credit Suisse Trust-Commodity Return Strategy Portfolio Sub-Account
2021	27	$15.92 to $16.50	$20.24 to $21.09	$561	5.83%	0.10% to 0.60%	(4.92)% to 27.77%
2020	13	$16.26 to $16.77	$15.92 to $16.50	$211	3.76%	0.10% to 0.60%	(2.07)% to (1.58)%
2019	10	$15.33 to $15.61	$16.26 to $16.77	$165	0.88%	0.10% to 0.59%	1.61% to 6.42%
2018	8	$17.46 to $17.72	$15.33 to $15.61	$124	2.67%	0.24% to 0.59%	(12.19)% to (11.12)%
2017	13	$17.30 to $17.49	$17.46 to $17.72	$224	9.44%	0.25% to 0.60%	0.91% to 1.26%

Delaware VIP International Series—Standard Class Sub-Account
2021	2,554	$17.35 to $18.28	$18.52 to $19.86	$49,043	0.96%	0.10% to 0.60%	6.23% to 6.76%
2020(x)	2,616	$17.35 to $18.28	$17.43 to $18.61	$47,083	0.00%	0.12% to 0.71%	1.19% to 1.21%

Delaware VIP Small Cap Value Series-Standard Class Sub-Account
2021	368	$74.37 to $79.39	$99.37 to $106.61	$37,969	0.85%	0.10% to 0.60%	33.61% to 34.28%
2020	414	$76.27 to $81.02	$74.37 to $79.39	$31,826	1.34%	0.10% to 0.60%	(2.49)% to (2.00)%
2019	381	$59.88 to $63.29	$76.27 to $81.02	$29,919	1.04%	0.10% to 0.60%	27.37% to 28.01%
2018	382	$72.34 to $74.93	$59.88 to $63.29	$23,516	0.84%	0.10% to 0.60%	(17.22)% to (13.63)%
2017	390	$64.94 to $67.04	$72.34 to $74.93	$28,809	0.83%	0.25% to 0.60%	11.38% to 11.77%

B-68	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

DFA VA Equity Allocation Portfolio Sub-Account
2021		315	$34.26 to $34.86	$42.35 to $43.31	$13,516	1.34%	0.10% to 0.60%	8.04% to 24.25%
2020		875	$30.73 to $31.11	$34.26 to $34.86	$30,275	1.75%	0.10% to 0.60%	11.49% to 12.05%
2019		941	$24.55 to $24.73	$30.73 to $31.11	$29,124	1.93%	0.10% to 0.60%	25.16% to 25.78%
2018		862	$27.83 to $27.86	$24.55 to $24.73	$21,249	1.91%	0.10% to 0.60%	(12.41)% to (11.09)%
2017	(v)	668	$25.00	$27.83 to $27.86	$18,616	3.18%	0.25% to 0.49%	11.30% to 11.43%

DFA VA Global Bond Portfolio Sub-Account
2021		2,102	$28.39 to $29.65	$27.93 to $29.31	$60,366	0.72%	0.10% to 0.60%	(1.63)% to (1.14)%
2020		2,151	$28.15 to $29.25	$28.39 to $29.65	$62,594	0.03%	0.10% to 0.60%	0.85% to 1.36%
2019		2,031	$27.18 to $28.10	$28.15 to $29.25	$58,438	2.72%	0.10% to 0.60%	0.05% to 4.08%
2018		1,742	$26.88 to $27.41	$27.18 to $28.10	$48,220	5.17%	0.10% to 0.60%	1.14% to 1.88%
2017		1,342	$26.48 to $26.91	$26.88 to $27.41	$36,643	1.93%	0.25% to 0.60%	1.50% to 1.86%

DFA VA Global Moderate Allocation Portfolio Sub-Account
2021		1,034	$38.00 to $39.38	$43.14 to $44.93	$45,573	1.50%	0.10% to 0.60%	13.52% to 14.09%
2020		1,040	$34.35 to $35.42	$38.00 to $39.38	$40,254	1.14%	0.10% to 0.60%	10.62% to 27.85%
2019		1,049	$29.25 to $30.02	$34.35 to $35.42	$36,602	2.37%	0.10% to 0.60%	17.42% to 18.01%
2018		1,025	$31.61 to $32.07	$29.25 to $30.02	$30,373	2.28%	0.10% to 0.60%	(8.44)% to (7.08)%
2017		835	$27.76 to $28.07	$31.61 to $32.07	$26,670	1.24%	0.25% to 0.60%	13.88% to 14.27%

DFA VA International Small Portfolio Sub-Account
2021		972	$47.46 to $49.56	$54.04 to $56.72	$53,870	2.56%	0.10% to 0.60%	13.88% to 14.45%
2020		1,036	$43.63 to $45.34	$47.46 to $49.56	$50,232	2.19%	0.10% to 0.60%	8.76% to 9.30%
2019		1,048	$35.43 to $36.63	$43.63 to $45.34	$46,598	2.82%	0.10% to 0.60%	23.16% to 23.77%
2018		1,010	$44.43 to $45.32	$35.43 to $36.63	$36,357	1.74%	0.10% to 0.60%	(20.40)% to (19.97)%
2017		856	$34.39 to $34.96	$44.43 to $45.32	$38,536	2.98%	0.25% to 0.60%	29.17% to 29.62%

DFA VA International Value Portfolio Sub-Account
2021		2,398	$35.11 to $36.66	$41.22 to $43.26	$101,463	3.98%	0.10% to 0.60%	17.41% to 18.00%
2020		2,572	$35.95 to $37.36	$35.11 to $36.66	$92,346	2.60%	0.10% to 0.60%	(2.35)% to (1.86)%
2019		2,230	$31.22 to $32.28	$35.95 to $37.36	$81,784	4.14%	0.10% to 0.60%	15.17% to 15.74%
2018		1,587	$37.88 to $38.64	$31.22 to $32.28	$50,351	3.08%	0.10% to 0.60%	(17.81)% to (17.29)%
2017		1,138	$30.29 to $30.79	$37.88 to $38.64	$43,737	3.45%	0.25% to 0.60%	25.06% to 25.49%

DFA VA Short-Term Fixed Portfolio Sub-Account
2021		3,235	$25.58 to $26.72	$25.38 to $26.64	$84,242	0.01%	0.10% to 0.60%	(0.79)% to (0.29)%
2020		3,092	$25.59 to $26.59	$25.58 to $26.72	$80,902	0.64%	0.10% to 0.60%	0.00% to 0.50%
2019		2,756	$25.11 to $25.96	$25.59 to $26.59	$71,891	2.31%	0.10% to 0.60%	1.90% to 2.41%
2018		2,701	$24.82 to $25.32	$25.11 to $25.96	$68,908	1.68%	0.10% to 0.60%	1.17% to 1.52%
2017		2,254	$24.76 to $25.17	$24.82 to $25.32	$56,713	1.27%	0.25% to 0.60%	0.23% to 0.58%

DFA VA US Large Value Portfolio Sub-Account
2021		962	$59.24 to $61.86	$74.81 to $78.51	$73,868	1.76%	0.10% to 0.60%	26.28% to 26.91%
2020		970	$60.43 to $62.79	$59.24 to $61.86	$58,724	2.34%	0.10% to 0.60%	(1.97)% to (1.47)%
2019		929	$48.33 to $49.97	$60.43 to $62.79	$57,261	2.17%	0.10% to 0.60%	25.03% to 25.66%
2018		942	$55.33 to $56.43	$48.33 to $49.97	$46,258	2.35%	0.10% to 0.60%	(13.48)% to (10.85)%
2017		775	$46.74 to $47.51	$55.33 to $56.43	$43,475	2.38%	0.25% to 0.60%	18.37% to 18.78%

DFA VA US Targeted Value Portfolio Sub-Account
2021		659	$54.97 to $57.41	$76.33 to $80.10	$51,711	1.49%	0.10% to 0.60%	38.85% to 39.54%
2020		634	$53.18 to $55.26	$54.97 to $57.41	$35,672	1.86%	0.10% to 0.60%	3.36% to 3.88%
2019		595	$43.66 to $45.14	$53.18 to $55.26	$32,307	1.57%	0.10% to 0.60%	21.83% to 22.44%
2018		527	$52.20 to $53.25	$43.66 to $45.14	$23,397	1.07%	0.10% to 0.60%	(22.68)% to (15.20)%
2017		416	$47.85 to $48.63	$52.20 to $53.25	$22,040	1.28%	0.25% to 0.60%	9.11% to 9.49%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-69

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Franklin Income VIP Fund-Class 1 Sub-Account
2021		272	$32.37 to $34.56	$37.65 to $40.39	$10,752	4.67%	0.10% to 0.60%	16.31% to 16.89%
2020		272	$32.25 to $34.26	$32.37 to $34.56	$9,198	5.83%	0.10% to 0.60%	0.37% to 0.87%
2019		302	$27.87 to $29.46	$32.25 to $34.26	$10,059	5.41%	0.10% to 0.60%	15.72% to 16.30%
2018		310	$29.24 to $30.28	$27.87 to $29.46	$8,883	4.82%	0.10% to 0.60%	(4.67)% to (3.11)%
2017		334	$26.75 to $27.61	$29.24 to $30.28	$9,986	4.28%	0.25% to 0.60%	9.29% to 9.67%

Franklin Mutual Shares VIP Fund-Class 1 Sub-Account
2021		58	$33.80 to $36.08	$40.15 to $43.08	$2,464	3.21%	0.10% to 0.60%	18.81% to 19.40%
2020		57	$35.73 to $37.95	$33.80 to $36.08	$2,005	2.79%	0.10% to 0.60%	(5.42)% to (4.94)%
2019		59	$29.24 to $30.91	$35.73 to $37.95	$2,177	2.09%	0.10% to 0.60%	22.19% to 22.80%
2018		61	$32.28 to $33.44	$29.24 to $30.91	$1,843	2.41%	0.10% to 0.60%	(9.40)% to (9.02)%
2017		69	$29.89 to $30.85	$32.28 to $33.44	$2,291	2.40%	0.25% to 0.60%	7.99% to 8.36%

Franklin Small-Mid Cap Growth VIP Fund-Class 1 Sub-Account
2021		153	$87.61 to $93.52	$96.01 to $103.01	$15,280	0.00%	0.10% to 0.60%	9.59% to 10.14%
2020		186	$56.67 to $60.19	$87.61 to $93.52	$16,919	0.00%	0.10% to 0.60%	54.59% to 55.37%
2019		170	$43.25 to $45.72	$56.67 to $60.19	$9,924	0.00%	0.10% to 0.60%	31.01% to 31.67%
2018		138	$45.88 to $47.52	$43.25 to $45.72	$6,145	0.00%	0.10% to 0.60%	(9.40)% to (5.39)%
2017		141	$37.91 to $39.13	$45.88 to $47.52	$6,625	0.00%	0.25% to 0.60%	21.02% to 21.44%

Janus Henderson Forty Portfolio-Institutional Shares Sub-Account
2021		88	$160.30 to $171.12	$195.83 to $210.09	$18,168	0.00%	0.10% to 0.60%	22.16% to 22.77%
2020		102	$115.68 to $122.88	$160.30 to $171.12	$17,101	0.27%	0.10% to 0.60%	38.57% to 39.26%
2019		106	$84.85 to $89.68	$115.68 to $122.88	$12,707	0.15%	0.10% to 0.60%	36.34% to 37.02%
2018		93	$83.70 to $86.70	$84.85 to $89.68	$8,104	0.00%	0.10% to 0.60%	(6.92)% to 1.73%
2017		120	$64.62 to $66.70	$83.70 to $86.70	$10,337	0.00%	0.25% to 0.60%	29.54% to 29.99%

Janus Henderson Overseas Portfolio-Institutional Shares Sub-Account
2021		22	$71.39 to $76.21	$80.60 to $86.48	$1,907	1.12%	0.10% to 0.50%	13.01% to 13.47%
2020		26	$61.75 to $65.60	$71.39 to $76.21	$1,942	1.37%	0.10% to 0.59%	15.60% to 16.18%
2019		26	$48.91 to $51.70	$61.75 to $65.60	$1,689	1.90%	0.10% to 0.60%	26.26% to 26.89%
2018		27	$57.85 to $59.93	$48.91 to $51.70	$1,362	1.65%	0.10% to 0.60%	(18.44)% to (15.16)%
2017		28	$44.39 to $45.82	$57.85 to $59.93	$1,666	1.67%	0.25% to 0.60%	30.34% to 30.79%

Janus Henderson Mid-Cap Value Portfolio-Institutional Shares Sub-Account
2021		200	$37.92 to $40.48	$45.13 to $48.42	$9,531	0.44%	0.10% to 0.60%	19.01% to 19.61%
2020		214	$38.50 to $40.90	$37.92 to $40.48	$8,484	1.22%	0.10% to 0.60%	(1.51)% to (1.02)%
2019		233	$29.72 to $31.41	$38.50 to $40.90	$9,264	1.18%	0.10% to 0.60%	29.57% to 30.22%
2018		238	$34.62 to $35.86	$29.72 to $31.41	$7,263	1.02%	0.10% to 0.60%	(14.15)% to (12.77)%
2017		281	$30.56 to $31.55	$34.62 to $35.86	$9,982	0.76%	0.25% to 0.60%	13.26% to 13.65%

John Hancock Emerging Markets Value Trust Sub-Account
2021		1,325	$30.91 to $31.86	$34.18 to $35.41	$46,070	2.41%	0.10% to 0.60%	10.58% to 11.14%
2020		1,415	$29.98 to $30.75	$30.91 to $31.86	$44,380	2.60%	0.10% to 0.60%	3.10% to 3.62%
2019		1,279	$27.20 to $27.76	$29.98 to $30.75	$38,804	3.48%	0.10% to 0.60%	10.23% to 10.78%
2018		997	$31.63 to $31.97	$27.20 to $27.76	$27,363	2.88%	0.10% to 0.60%	(15.69)% to (10.51)%
2017		756	$23.98 to $24.15	$31.63 to $31.97	$24,077	1.95%	0.25% to 0.60%	31.88% to 32.35%

LVIP Delaware Diversified Income Fund-Standard Class Sub-Account
2021	(af)	3,675	$18.57 to $19.85	$18.62 to $19.98	$71,417	2.76%	0.10% to 0.60%	0.30% to 0.63%

Matson Money Fixed Income VI Portfolio Sub-Account
2021		1,178	$26.44 to $27.17	$25.93 to $26.76	$31,137	0.31%	0.20% to 0.60%	(1.93)% to (1.54)%
2020		1,014	$25.76 to $26.30	$26.44 to $27.17	$27,235	0.66%	0.20% to 0.60%	0.50% to 2.97%
2019		1,095	$24.80 to $25.22	$25.76 to $26.30	$28,585	1.69%	0.25% to 0.60%	3.90% to 4.26%
2018		1,099	$24.80 to $25.14	$24.80 to $25.22	$27,526	2.22%	0.25% to 0.60%	(0.01)% to 0.34%
2017		1,054	$24.74 to $24.98	$24.80 to $25.14	$26,361	0.95%	0.25% to 0.60%	0.26% to 0.61%

B-70	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Matson Money International Equity VI Portfolio Sub-Account
2021		641	$28.49 to $29.49	$32.38 to $33.68	$21,163	3.07%	0.10% to 0.60%	13.62% to 14.19%
2020		647	$27.95 to $28.78	$28.49 to $29.49	$18,732	1.57%	0.25% to 0.60%	1.95% to 2.46%
2019		671	$23.96 to $24.55	$27.95 to $28.78	$19,017	2.29%	0.10% to 0.60%	16.66% to 17.24%
2018		629	$29.87 to $30.28	$23.96 to $24.55	$15,237	1.62%	0.25% to 0.60%	(19.80)% to (15.66)%
2017		513	$23.63 to $23.87	$29.87 to $30.28	$15,452	2.07%	0.25% to 0.60%	26.42% to 26.87%

Matson Money U.S. Equity VI Portfolio Sub-Account
2021		596	$38.31 to $39.24	$49.99 to $51.99	$30,374	0.94%	0.10% to 0.60%	7.47% to 30.93%
2020		655	$36.50 to $37.25	$38.31 to $39.24	$25,508	1.06%	0.25% to 0.60%	1.95% to 2.46%
2019		694	$29.93 to $30.44	$36.50 to $37.25	$25,681	0.87%	0.25% to 0.60%	21.96% to 22.39%
2018		662	$34.33 to $34.80	$29.93 to $30.44	$20,010	0.88%	0.25% to 0.60%	(12.83)% to (12.52)%
2017		614	$30.47 to $30.78	$34.33 to $34.80	$21,247	1.13%	0.25% to 0.60%	12.65% to 13.04%

MFS Global Equity Series-Initial Class Sub-Account
2021		134	$38.58 to $41.19	$44.95 to $48.23	$6,310	0.62%	0.10% to 0.60%	16.51% to 17.09%
2020		140	$34.26 to $36.39	$38.58 to $41.19	$5,621	1.19%	0.10% to 0.60%	12.61% to 13.17%
2019		155	$26.40 to $27.90	$34.26 to $36.39	$5,506	1.11%	0.10% to 0.60%	29.79% to 30.44%
2018		139	$29.42 to $30.48	$26.40 to $27.90	$3,786	0.90%	0.10% to 0.60%	(10.29)% to (7.09)%
2017		182	$23.86 to $24.63	$29.42 to $30.48	$5,495	0.90%	0.25% to 0.60%	23.33% to 23.76%

MFS Growth Series-Initial Class Sub-Account
2021		8	$108.55 to $115.88	$133.30 to $143.01	$1,186	0.00%	0.10% to 0.60%	22.79% to 23.41%
2020		10	$82.82 to $87.97	$108.55 to $115.88	$1,128	0.00%	0.10% to 0.58%	31.07% to 31.73%
2019		10	$60.31 to $63.74	$82.82 to $87.97	$889	0.00%	0.10% to 0.59%	37.32% to 38.01%
2018		14	$59.10 to $61.22	$60.31 to $63.74	$892	0.08%	0.10% to 0.60%	(9.74)% to 2.41%
2017		15	$45.24 to $46.70	$59.10 to $61.22	$910	0.10%	0.25% to 0.60%	30.62% to 31.08%

MFS Massachusetts Investors Growth Stock Portfolio Sub-Account
2021		183	$43.53 to $46.47	$54.51 to $58.48	$10,389	0.23%	0.10% to 0.60%	25.22% to 25.85%
2020		204	$35.74 to $37.97	$43.53 to $46.47	$9,207	0.43%	0.10% to 0.60%	21.79% to 22.40%
2019		229	$25.69 to $27.15	$35.74 to $37.97	$8,442	0.68%	0.10% to 0.60%	39.12% to 39.81%
2018		152	$25.64 to $26.56	$25.69 to $27.15	$4,014	0.52%	0.10% to 0.60%	(9.18)% to 0.56%
2017		229	$20.09 to $20.73	$25.64 to $26.56	$6,016	0.65%	0.25% to 0.60%	27.66% to 28.10%

MFS Utilities Series-Initial Class Sub-Account
2021		47	$72.65 to $77.55	$82.39 to $88.39	$4,062	1.72%	0.10% to 0.60%	13.41% to 13.98%
2020		44	$69.01 to $73.30	$72.65 to $77.55	$3,304	2.34%	0.10% to 0.60%	5.27% to 5.80%
2019		49	$55.51 to $58.67	$69.01 to $73.30	$3,496	4.04%	0.10% to 0.60%	24.32% to 24.94%
2018		45	$55.26 to $57.24	$55.51 to $58.67	$2,556	1.02%	0.10% to 0.60%	(2.98)% to 0.81%
2017		51	$48.41 to $49.97	$55.26 to $57.24	$2,854	4.21%	0.25% to 0.60%	14.15% to 14.55%

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio Sub-Account
2021		1,228	$30.34 to $32.39	$40.05 to $42.97	$50,975	0.59%	0.10% to 0.60%	32.00% to 32.66%
2020		1,410	$31.34 to $33.29	$30.34 to $32.39	$44,093	1.28%	0.10% to 0.60%	(3.20)% to (2.72)%
2019		1,242	$27.01 to $28.55	$31.34 to $33.29	$39,999	0.73%	0.10% to 0.60%	16.05% to 16.63%
2018		1,182	$32.07 to $33.22	$27.01 to $28.55	$32,688	0.66%	0.10% to 0.60%	(19.53)% to (15.33)%
2017		1,194	$27.64 to $28.53	$32.07 to $33.22	$39,124	0.87%	0.25% to 0.60%	16.04% to 16.44%

Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio-I Class Sub-Account
2021		46	$45.45 to $48.52	$55.79 to $59.85	$2,680	0.38%	0.10% to 0.60%	22.74% to 23.35%
2020		50	$38.24 to $40.62	$45.45 to $48.52	$2,365	0.60%	0.10% to 0.60%	18.85% to 19.44%
2019	(w)	57	$33.59 to $36.74	$38.24 to $40.62	$2,248	0.59%	0.10% to 0.60%	10.14% to 10.51%

PIMCO VIT All Asset Portfolio-Institutional Class Sub-Account
2021		226	$20.96 to $22.38	$24.26 to $26.02	$5,757	10.93%	0.10% to 0.60%	15.72% to 16.30%
2020		282	$19.50 to $20.71	$20.96 to $22.38	$6,208	5.33%	0.10% to 0.60%	7.52% to 8.06%
2019		239	$17.52 to $18.52	$19.50 to $20.71	$4,819	3.09%	0.10% to 0.60%	11.25% to 11.80%
2018		239	$18.60 to $19.26	$17.52 to $18.52	$4,304	3.26%	0.10% to 0.60%	(5.77)% to (3.31)%
2017		232	$16.45 to $16.98	$18.60 to $19.26	$4,422	4.96%	0.25% to 0.60%	13.09% to 13.48%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-71

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

					For the period ended December 31,

Period	Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PIMCO VIT Commodity Real Return Strategy Portfolio-Institutional Class Sub-Account
2021	141	$16.78 to $17.39	$22.26 to $23.19	$3,207	4.50%	0.10% to 0.60%	32.67% to 33.34%
2020	92	$16.63 to $17.15	$16.78 to $17.39	$1,579	6.13%	0.10% to 0.60%	0.89% to 1.40%
2019	93	$14.99 to $15.38	$16.63 to $17.15	$1,574	4.56%	0.10% to 0.60%	10.97% to 11.52%
2018	117	$17.54 to $17.80	$14.99 to $15.38	$1,782	2.09%	0.10% to 0.61%	(14.56)% to (8.48)%
2017	99	$17.23 to $17.43	$17.54 to $17.80	$1,754	11.29%	0.25% to 0.60%	1.79% to 2.14%

PIMCO VIT Emerging Markets Bond Portfolio-Institutional Class Sub-Account
2021	1,305	$34.38 to $35.63	$33.34 to $34.73	$44,396	4.63%	0.10% to 0.60%	(3.00)% to (2.51)%
2020	1,165	$32.36 to $33.37	$34.38 to $35.63	$40,719	4.73%	0.10% to 0.60%	6.23% to 6.76%
2019	1,184	$28.32 to $29.06	$32.36 to $33.37	$38,845	4.57%	0.10% to 0.60%	14.26% to 14.83%
2018	1,196	$29.86 to $30.30	$28.32 to $29.06	$34,255	4.29%	0.10% to 0.60%	(5.16)% to (3.09)%
2017	999	$27.30 to $27.60	$29.86 to $30.30	$30,107	5.21%	0.25% to 0.60%	9.40% to 9.78%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
2021	292	$20.49 to $21.87	$19.55 to $20.97	$6,029	5.16%	0.10% to 0.60%	(4.59)% to (4.11)%
2020	259	$18.69 to $19.85	$20.49 to $21.87	$5,552	2.58%	0.10% to 0.60%	9.62% to 10.17%
2019	250	$17.69 to $18.70	$18.69 to $19.85	$4,867	2.61%	0.10% to 0.60%	5.65% to 6.18%
2018	284	$18.55 to $19.21	$17.69 to $18.70	$5,192	6.53%	0.10% to 0.60%	(4.63)% to (2.39)%
2017	298	$17.15 to $17.70	$18.55 to $19.21	$5,673	2.19%	0.25% to 0.60%	8.14% to 8.52%

PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account
2021	5,437	$20.26 to $21.63	$21.29 to $22.85	$120,386	5.14%	0.10% to 0.60%	5.11% to 5.64%
2020	5,162	$18.22 to $19.35	$20.26 to $21.63	$108,156	1.57%	0.10% to 0.60%	11.21% to 11.77%
2019	5,546	$16.88 to $17.84	$18.22 to $19.35	$103,984	1.81%	0.10% to 0.60%	7.95% to 8.49%
2018	5,926	$17.33 to $17.96	$16.88 to $17.84	$102,503	2.60%	0.10% to 0.60%	(2.65)% to (1.36)%
2017	5,337	$16.80 to $17.34	$17.33 to $17.96	$94,591	2.54%	0.25% to 0.60%	3.19% to 3.55%

PVC Equity Income Account-Class 1 Sub-Account
2021	1,784	$49.45 to $52.79	$60.20 to $64.58	$111,694	1.98%	0.10% to 0.60%	21.73% to 22.34%
2020	1,903	$46.74 to $49.65	$49.45 to $52.79	$97,393	2.02%	0.10% to 0.60%	5.80% to 6.33%
2019	1,927	$36.43 to $38.50	$46.74 to $49.65	$92,711	1.93%	0.10% to 0.60%	28.31% to 28.96%
2018	1,983	$38.58 to $39.96	$36.43 to $38.50	$74,025	1.96%	0.10% to 0.60%	(9.96)% to (4.35)%
2017	2,059	$32.06 to $33.09	$38.58 to $39.96	$81,197	2.30%	0.25% to 0.60%	20.35% to 20.77%

PVC MidCap Account-Class 1 Sub-Account
2021	105	$69.02 to $73.68	$86.12 to $92.39	$9,513	0.13%	0.10% to 0.60%	24.78% to 25.40%
2020	115	$58.68 to $62.32	$69.02 to $73.68	$8,282	0.72%	0.10% to 0.60%	17.63% to 18.22%
2019	124	$41.25 to $43.60	$58.68 to $62.32	$7,512	0.28%	0.10% to 0.60%	42.24% to 42.95%
2018	132	$44.41 to $46.00	$41.25 to $43.60	$5,606	0.26%	0.10% to 0.60%	(7.11)% to (5.09)%
2017	152	$35.59 to $36.74	$44.41 to $46.00	$6,907	0.55%	0.25% to 0.60%	24.77% to 25.20%

PSF PGIM Jennison Focused Blend Portfolio-Class II Sub-Account
2021	448	$52.75 to $56.32	$61.01 to $65.45	$28,553	0.00%	0.10% to 0.60%	15.65% to 16.23%
2020	477	$40.69 to $43.23	$52.75 to $56.32	$26,159	0.00%	0.10% to 0.60%	29.63% to 30.28%
2019	510	$31.88 to $33.70	$40.69 to $43.23	$21,420	0.00%	0.10% to 0.60%	27.63% to 28.27%
2018	537	$34.03 to $35.24	$31.88 to $33.70	$17,584	0.00%	0.10% to 0.60%	(12.98)% to (5.96)%
2017	580	$26.38 to $27.23	$34.03 to $35.24	$20,194	0.00%	0.25% to 0.60%	28.97% to 29.42%

PSF Natural Resources Portfolio-Class II Sub-Account
2021	41	$40.10 to $42.81	$49.84 to $53.48	$2,171	0.00%	0.10% to 0.60%	24.28% to 24.90%
2020	47	$36.08 to $38.33	$40.10 to $42.81	$1,993	0.00%	0.10% to 0.60%	11.15% to 11.71%
2019	42	$32.92 to $34.80	$36.08 to $38.33	$1,586	0.00%	0.10% to 0.60%	9.59% to 10.14%
2018	46	$40.60 to $42.06	$32.92 to $34.80	$1,550	0.00%	0.10% to 0.60%	(22.93)% to (18.62)%
2017	43	$41.06 to $42.39	$40.60 to $42.06	$1,798	0.00%	0.25% to 0.60%	(1.13)% to (0.78)%

B-72	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

PSF PGIM Jennison Value Portfolio-Class II Sub-Account
2021		143	$49.34 to $52.67	$62.42 to $66.97	$9,493	0.00%	0.10% to 0.60%	26.52% to 27.16%
2020		155	$48.12 to $51.11	$49.34 to $52.67	$8,058	0.00%	0.10% to 0.60%	2.53% to 3.05%
2019		155	$38.55 to $40.74	$48.12 to $51.11	$7,723	0.00%	0.10% to 0.60%	24.83% to 25.45%
2018		133	$43.20 to $44.75	$38.55 to $40.74	$5,270	0.00%	0.10% to 0.60%	(10.77)% to (7.42)%
2017		144	$37.31 to $38.51	$43.20 to $44.75	$6,362	0.00%	0.25% to 0.60%	15.81% to 16.22%

Royce Capital Fund Micro-Cap Portfolio-Investment Class Sub-Account
2021		41	$26.41 to $28.19	$34.12 to $36.61	$1,467	0.00%	0.10% to 0.60%	29.20% to 29.85%
2020		24	$21.46 to $22.80	$26.41 to $28.19	$662	0.00%	0.10% to 0.60%	7.83% to 23.67%
2019		23	$18.06 to $19.09	$21.46 to $22.80	$511	0.00%	0.10% to 0.59%	18.84% to 19.43%
2018		57	$19.98 to $20.69	$18.06 to $19.09	$1,053	0.00%	0.14% to 0.72%	(19.51)% to (9.27)%
2017		40	$19.11 to $19.72	$19.98 to $20.69	$823	0.26%	0.25% to 0.60%	4.56% to 4.92%

Royce Capital Fund Small-Cap Portfolio-Investment Class Sub-Account
2021		352	$19.69 to $21.02	$25.21 to $27.05	$9,375	1.43%	0.10% to 0.60%	28.05% to 28.69%
2020		346	$21.33 to $22.66	$19.69 to $21.02	$7,122	1.09%	0.10% to 0.60%	(7.71)% to (7.24)%
2019		328	$18.08 to $19.11	$21.33 to $22.66	$7,239	0.73%	0.10% to 0.60%	17.96% to 18.55%
2018		302	$19.85 to $20.56	$18.08 to $19.11	$5,619	0.72%	0.10% to 0.60%	(11.77)% to (8.57)%
2017		329	$18.95 to $19.56	$19.85 to $20.56	$6,691	0.95%	0.25% to 0.60%	4.75% to 5.11%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2021		136	$52.91 to $54.53	$59.48 to $61.62	$8,262	0.00%	0.10% to 0.60%	12.43% to 12.99%
2020		143	$41.06 to $42.11	$52.91 to $54.53	$7,677	0.00%	0.10% to 0.60%	28.84% to 29.49%
2019		128	$32.04 to $32.69	$41.06 to $42.11	$5,309	0.00%	0.10% to 0.60%	28.17% to 28.82%
2018		142	$31.88 to $32.22	$32.04 to $32.69	$4,580	0.00%	0.10% to 0.60%	(9.53)% to 0.85%
2017		95	$25.14 to $25.32	$31.88 to $32.22	$3,038	0.00%	0.25% to 0.60%	26.82% to 27.27%

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2021		2,071	$27.55 to $28.79	$27.42 to $28.80	$58,155	1.33%	0.10% to 0.60%	(0.47)% to 0.03%
2020		1,877	$26.47 to $27.53	$27.55 to $28.79	$52,806	1.97%	0.10% to 0.60%	4.08% to 4.61%
2019		1,824	$25.52 to $26.40	$26.47 to $27.53	$49,144	2.40%	0.10% to 0.60%	3.73% to 4.25%
2018		1,768	$25.37 to $25.89	$25.52 to $26.40	$45,791	2.01%	0.10% to 0.60%	0.57% to 1.45%
2017		1,638	$25.26 to $25.69	$25.37 to $25.89	$42,082	1.47%	0.25% to 0.60%	0.45% to 0.80%

Templeton Developing Markets VIP Fund-Class 1 Sub-Account
2021		1,107	$21.23 to $22.66	$19.94 to $21.39	$22,946	1.05%	0.10% to 0.60%	(6.07)% to (5.60)%
2020		931	$18.19 to $19.32	$21.23 to $22.66	$20,469	4.39%	0.10% to 0.60%	16.69% to 17.27%
2019		899	$14.42 to $15.24	$18.19 to $19.32	$16,856	1.24%	0.10% to 0.60%	26.16% to 26.79%
2018		967	$17.16 to $17.77	$14.42 to $15.24	$14,312	1.14%	0.10% to 0.60%	(15.95)% to (13.49)%
2017		1,033	$12.27 to $12.67	$17.16 to $17.77	$18,148	1.16%	0.25% to 0.60%	39.81% to 40.30%

Vanguard VIF Balanced Portfolio Sub-Account
2021		134	$25.95 to $27.58	$35.55 to $35.85	$4,802	0.71%	0.10% to 0.60%	2.83% to 19.06%
2020	(y)	25	$25.95 to $27.58	$30.07 to $30.15	$742	0.00%	0.11% to 0.51%	9.44% to 15.20%

Vanguard VIF Capital Growth Portfolio Sub-Account
2021		309	$52.33 to $53.93	$63.22 to $65.49	$19,993	0.88%	0.10% to 0.60%	20.81% to 21.42%
2020		272	$44.81 to $45.96	$52.33 to $53.93	$14,529	1.49%	0.10% to 0.60%	16.77% to 17.36%
2019		309	$35.64 to $36.37	$44.81 to $45.96	$14,047	1.08%	0.10% to 0.60%	10.16% to 26.37%
2018		316	$36.28 to $36.67	$35.64 to $36.37	$11,385	0.81%	0.10% to 0.60%	(10.44)% to (1.43)%
2017		277	$28.33 to $28.53	$36.28 to $36.67	$10,125	0.64%	0.25% to 0.60%	28.06% to 28.51%

Vanguard VIF Conservative Allocation Portfolio Sub-Account
2021		109	$28.92 to $29.02	$30.47 to $30.73	$3,341	0.62%	0.10% to 0.56%	4.34% to 5.88%
2020	(z)	29	$24.93 to $27.33	$28.92 to $29.02	$843	0.00%	0.10% to 0.51%	6.07% to 15.62%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-73

Notes to financial statements

TIAA-CREF Life Separate Account VA-1

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Equity Index Portfolio Sub-Account
2021		2,714	$50.64 to $52.20	$64.71 to $67.04	$179,891	1.22%	0.10% to 0.60%	27.78% to 28.42%
2020		2,602	$43.10 to $44.21	$50.64 to $52.20	$134,497	1.65%	0.10% to 0.60%	17.49% to 18.08%
2019		2,511	$33.03 to $33.70	$43.10 to $44.21	$110,048	1.79%	0.10% to 0.60%	11.44% to 31.17%
2018		2,208	$34.79 to $35.17	$33.03 to $33.70	$73,845	1.64%	0.10% to 0.60%	(5.08)% to (3.49)%
2017		2,056	$28.77 to $28.98	$34.79 to $35.17	$72,226	1.74%	0.25% to 0.60%	20.93% to 21.35%

Vanguard VIF Global Bond Index Portfolio Sub-Account
2021		75	$25.54 to $25.61	$24.95 to $25.12	$1,884	1.34%	0.10% to 0.50%	(2.33)% to (1.94)%
2020	(aa)	48	$24.87 to $25.43	$25.54 to $25.61	$1,238	0.00%	0.11% to 0.50%	0.50% to 2.73%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2021		1,610	$34.25 to $35.30	$35.29 to $36.56	$57,834	4.03%	0.10% to 0.60%	3.06% to 3.57%
2020		1,447	$32.60 to $33.44	$34.25 to $35.30	$50,273	5.59%	0.10% to 0.60%	5.04% to 5.57%
2019		1,503	$28.36 to $28.94	$32.60 to $33.44	$49,592	5.63%	0.10% to 0.60%	14.98% to 15.56%
2018		1,380	$29.33 to $29.64	$28.36 to $28.94	$39,486	4.50%	0.10% to 0.60%	(3.32)% to (2.22)%
2017		1,186	$27.57 to $27.77	$29.33 to $29.64	$35,021	4.23%	0.25% to 0.60%	6.37% to 6.74%

Vanguard VIF International Portfolio Sub-Account
2021		111	$43.17 to $43.32	$42.25 to $42.61	$4,703	0.27%	0.10% to 0.60%	(2.13)% to (1.64)%
2020	(ab)	48	$27.47 to $36.04	$43.17 to $43.32	$2,059	0.00%	0.10% to 0.61%	19.95% to 56.75%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2021		1,787	$45.61 to $47.01	$56.38 to $58.41	$102,675	1.07%	0.10% to 0.60%	23.61% to 24.23%
2020		1,782	$38.86 to $39.86	$45.61 to $47.01	$82,556	1.46%	0.10% to 0.60%	17.37% to 17.95%
2019		1,754	$29.87 to $30.49	$38.86 to $39.86	$69,007	1.39%	0.10% to 0.60%	30.09% to 30.74%
2018		1,486	$33.15 to $33.50	$29.87 to $30.49	$44,813	1.09%	0.10% to 0.60%	(11.63)% to (9.56)%
2017		1,098	$28.00 to $28.21	$33.15 to $33.50	$36,655	1.02%	0.25% to 0.60%	18.37% to 18.78%

Vanguard VIF Moderate Allocation Portfolio Sub-Account
2021		104	$30.71 to $30.81	$33.60 to $33.88	$3,510	1.21%	0.10% to 0.60%	9.42% to 9.96%
2020	(ac)	48	$25.04 to $30.25	$30.71 to $30.81	$1,469	0.00%	0.10% to 0.62%	1.58% to 22.65%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2021		965	$32.99 to $34.00	$45.98 to $47.63	$45,268	1.79%	0.10% to 0.60%	39.37% to 40.07%
2020		847	$34.88 to $35.77	$32.99 to $34.00	$28,404	2.49%	0.10% to 0.60%	(5.42)% to (4.95)%
2019		793	$27.24 to $27.80	$34.88 to $35.77	$28,008	2.66%	0.10% to 0.60%	28.04% to 28.68%
2018		796	$28.96 to $29.27	$27.24 to $27.80	$21,909	2.72%	0.10% to 0.60%	(7.66)% to 2.13%
2017		615	$27.80 to $28.00	$28.96 to $29.27	$17,944	2.17%	0.25% to 0.60%	4.15% to 4.52%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2021		383	$50.86 to $52.42	$57.74 to $59.82	$22,560	0.36%	0.10% to 0.60%	13.53% to 14.10%
2020		475	$41.54 to $42.60	$50.86 to $52.42	$24,568	0.65%	0.10% to 0.60%	22.45% to 23.06%
2019		476	$32.62 to $33.29	$41.54 to $42.60	$20,052	0.46%	0.10% to 0.60%	27.34% to 27.98%
2018		471	$35.38 to $35.76	$32.62 to $33.29	$15,529	0.35%	0.10% to 0.60%	(18.32)% to (7.50)%
2017		361	$28.83 to $29.04	$35.38 to $35.76	$12,857	0.45%	0.25% to 0.60%	22.73% to 23.16%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2021		9,973	$29.90 to $30.82	$29.21 to $30.26	$296,786	1.94%	0.10% to 0.60%	(2.30)% to (1.82)%
2020		7,980	$27.96 to $28.67	$29.90 to $30.82	$242,375	2.36%	0.10% to 0.60%	6.94% to 7.47%
2019		6,630	$25.88 to $26.41	$27.96 to $28.67	$187,721	2.32%	0.10% to 0.60%	8.02% to 8.57%
2018		4725	$26.07 to $26.35	$25.88 to $26.41	$123,467	2.05%	0.10% to 0.60%	(0.73)% to 1.87%
2017		3213	$25.35 to $25.53	$26.07 to $26.35	$84,390	1.88%	0.25% to 0.60%	2.86% to 3.22%

Vanguard VIF Total International Stock Market Index Portfolio Sub-Account
2021		601	$34.64 to $34.73	$37.41 to $37.66	$22,548	0.66%	0.10% to 0.50%	7.99% to 8.42%
2020	(ad)	95	$24.95 to $29.59	$34.64 to $34.73	$3,295	0.00%	0.10% to 0.50%	16.98% to 34.81%

B-74	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

						For the period ended December 31,

Period		Accumulation units outstanding, end of period (000’s)	Accumulation unit value, beginning of period lowest to highest	Accumulation unit value, end of period lowest to highest	Net assets, end of period (000’s)	Ratio of investment income to average net assets(c)(f)	Ratio of expenses to average net assets lowest to highest(a)(c)(g)	Total return(b)(h)

Vanguard VIF Total Stock Market Index Portfolio Sub-Account
2021		526	$34.59 to $34.70	$43.19 to $43.56	$22,822	0.67%	0.10% to 0.60%	11.74% to 25.51%
2020	(ae)	125	$25.21 to $28.95	$34.59 to $34.70	$4,317	0.00%	0.10% to 0.60%	20.76% to 38.95%

VY Clarion Global Real Estate Portfolio-Class I Sub-Account
2021		165	$44.09 to $46.51	$58.93 to $62.47	$10,047	2.89%	0.10% to 0.60%	33.66% to 34.33%
2020		177	$46.61 to $48.92	$44.09 to $46.51	$8,024	5.90%	0.10% to 0.60%	(5.40)% to (4.92)%
2019		177	$37.59 to $39.25	$46.61 to $48.92	$8,431	2.84%	0.10% to 0.60%	23.99% to 24.61%
2018		192	$41.34 to $42.46	$37.59 to $39.25	$7,368	5.54%	0.10% to 0.60%	(9.07)% to (7.20)%
2017		197	$37.54 to $38.43	$41.34 to $42.46	$8,281	3.77%	0.25% to 0.60%	10.11% to 10.49%

Wanger International Sub-Account
2021		158	$80.75 to $86.21	$95.37 to $102.32	$15,733	0.55%	0.10% to 0.60%	18.10% to 18.69%
2020		178	$71.04 to $75.45	$80.75 to $86.21	$14,878	2.03%	0.10% to 0.60%	13.68% to 14.25%
2019		183	$54.98 to $58.10	$71.04 to $75.45	$13,400	0.83%	0.10% to 0.60%	29.21% to 29.86%
2018		191	$67.20 to $69.61	$54.98 to $58.10	$10,777	2.08%	0.10% to 0.60%	(20.81)% to (17.91)%
2017		220	$50.87 to $52.50	$67.20 to $69.61	$15,153	1.20%	0.25% to 0.60%	32.12% to 32.58%

Wanger Select Sub-Account
2021		28	$77.74 to $82.99	$81.78 to $87.74	$2,395	0.00%	0.10% to 0.60%	5.20% to 5.73%
2020		31	$61.75 to $65.59	$77.74 to $82.99	$2,529	0.79%	0.10% to 0.60%	25.90% to 26.53%
2019		33	$48.04 to $50.78	$61.75 to $65.59	$2,108	0.08%	0.10% to 0.60%	28.53% to 29.17%
2018		48	$55.18 to $57.16	$48.04 to $50.78	$2,393	0.17%	0.10% to 0.60%	(23.32)% to (12.63)%
2017		43	$43.83 to $45.24	$55.18 to $57.16	$2,458	0.18%	0.25% to 0.60%	25.91% to 26.35%

Wanger USA Sub-Account
2021		26	$124.88 to $133.31	$135.18 to $145.03	$3,723	0.83%	0.10% to 0.60%	8.25% to 8.79%
2020		27	$101.13 to $107.42	$124.88 to $133.31	$3,510	0.00%	0.10% to 0.60%	23.49% to 24.10%
2019		25	$77.60 to $82.02	$101.13 to $107.42	$2,601	0.28%	0.10% to 0.59%	30.32% to 30.97%
2018		26	$79.23 to $82.07	$77.60 to $82.02	$2,080	0.11%	0.10% to 0.60%	(15.02)% to (1.71)%
2017		16	$66.65 to $68.80	$79.23 to $82.07	$1,317	0.00%	0.25% to 0.60%	18.87% to 19.28%

Western Asset Variable Global High Yield Bond Portfolio-Class I Sub-Account
2021		755	$19.77 to $21.11	$19.91 to $21.36	$15,644	4.49%	0.10% to 0.60%	0.72% to 1.22%
2020		724	$18.53 to $19.69	$19.77 to $21.11	$14,828	4.06%	0.10% to 0.60%	6.67% to 7.21%
2019		756	$16.30 to $17.23	$18.53 to $19.69	$14,454	5.21%	0.10% to 0.60%	13.70% to 14.27%
2018		830	$17.07 to $17.68	$16.30 to $17.23	$13,873	5.11%	0.10% to 0.60%	(4.50)% to (2.11)%
2017		853	$15.80 to $16.31	$17.07 to $17.68	$14,899	5.42%	0.25% to 0.60%	8.00% to 8.38%

(a)	Does not include expenses of underlying fund.
(b)

Not annualized for periods less than one year. Certain bands for some Sub-Accounts were activated in 2021. The commencement date of the activated bands varies across Sub-Accounts. The total return presented for the activated bands represents the return from commencement to December 31, 2021.

(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the underlying fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.

(g)

These amounts represent the annualized expenses of the Sub-Account, consisting primarily of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners total returns may not be within the ranges presented.

(v)	Sub-account commenced operations on July 11, 2017.
(w)	Sub-account commenced operations on April 30, 2019.
(x)	Sub-account commenced operations on December 11, 2020.
(y)	Sub-account commenced operations on June 3, 2020.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-75

Notes to financial statements TIAA-CREF Life Separate Account VA-1	concluded

(z)	Sub-account commenced operations on May 13, 2020.
(aa)	Sub-account commenced operations on May 12, 2020.
(ab)	Sub-account commenced operations on May 27, 2020.
(ac)	Sub-account commenced operations on May 14, 2020.
(ad)	Sub-account commenced operations on May 15, 2020.
(ae)	Sub-account commenced operations on May 12, 2020.
(af)	Sub-account commenced operations on April 30, 2021.

B-76	Statement of Additional Information ∎ Intelligent Variable Annuity

Intelligent Variable Annuity ∎ Statement of Additional Information	B-77

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with affiliated entities. As discussed in Note 1 to the financial statements, effective December 31, 2019, the Company no longer manufactures life insurance products for new customers and will continue to service all existing life insurance contracts. Our opinion is not modified with respect to these matters.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of

B-78	Statement of Additional Information ∎ Intelligent Variable Annuity

internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

New York, New York

March 10, 2022

Intelligent Variable Annuity ∎ Statement of Additional Information	B-79

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2021	2020

ADMITTED ASSETS

Bonds	$12,437,853	$11,168,305

Preferred stocks	10,022	183

Cash, cash equivalents and short-term investments	165,900	282,344

Contract loans	44,839	43,089

Other invested assets	10,552	4,810

Investment income due and accrued	90,401	90,841

Net deferred federal income tax asset	17,414	17,788

Reinsurance amounts receivable	13,498	4,531

Other assets	29,087	42,329

Separate account assets	4,806,546	4,106,499

Total admitted assets	$17,626,112	$15,760,719

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$11,833,612	$10,723,935

Asset valuation reserve	64,958	56,002

Interest maintenance reserve	39,155	32,341

Federal income tax payable to TIAA	5,990	6,703

Other amounts payable on reinsurance	8,603	9,226

Other liabilities	37,015	18,686

Separate account liabilities	4,795,122	4,095,043

Total liabilities	$16,784,455	$14,941,936

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	61,657	38,783

Total capital and surplus	841,657	818,783

Total liabilities, capital and surplus	$17,626,112	$15,760,719

B-80	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2021	2020	2019

REVENUES

Insurance and annuity premiums and other considerations	$435,313	$369,414	$627,093

Net investment income	362,614	353,764	306,108

Commissions and expense allowances on reinsurance ceded	9,732	10,615	15,729

Reserve adjustments on reinsurance ceded	(7,468)	(8,867)	6,029

Separate account fees and other revenues	22,141	18,691	24,455

Total revenues	$822,332	$743,617	$979,414

EXPENSES

Policy and contract benefits	$398,599	$356,581	$382,263

Increase (decrease) in policy and contract reserves	46,123	(186,639)	400,597

Insurance expenses and taxes (excluding federal income taxes)	71,026	73,322	148,245

Commissions on premiums	5,649	7,531	18,919

Interest on deposit-type contracts	90,088	113,162	83,936

Net transfers to separate accounts	58,877	44,786	140,213

Total expenses	$670,362	$408,743	$1,174,173

Income (loss) before federal income tax and net realized capital gains (losses)	151,970	334,874	(194,759)

Federal income tax expense	29,067	18,634	3,653

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(1,093)	(4,721)	(9,371)

Net income (loss)	$121,810	$311,519	$(207,783)

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-81

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2018	$2,500	$557,500	$(59,116)	$500,884

Net income (loss)	—	—	(207,783)	(207,783)

Change in asset valuation reserve	—	—	(195)	(195)

Change in surplus in separate accounts	—	—	(2,422)	(2,422)

Change in liability for reinsurance in unauthorized companies	—	—	(1,575)	(1,575)

Change in net deferred income tax	—	—	49,276	49,276

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(48,505)	(48,505)

Deferred premium asset limitation	—	—	830	830

Other assets	—	—	27	27

Capital contribution	—	220,000	—	220,000

Balance, December 31, 2019	$2,500	$777,500	$(269,463)	$510,537

Net income (loss)	—	—	311,519	311,519

Change in reserve on account of change in valuation basis	—	—	(4,574)	(4,574)

Change in asset valuation reserve	—	—	(3,321)	(3,321)

Change in surplus in separate accounts	—	—	(1,089)	(1,089)

Change in liability for reinsurance in unauthorized companies	—	—	4,217	4,217

Change in net deferred income tax	—	—	(48,432)	(48,432)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	48,676	48,676

Deferred premium asset limitation	—	—	1,275	1,275

Other assets	—	—	(25)	(25)

Balance, December 31, 2020	$2,500	$777,500	$38,783	$818,783

Net income (loss)	—	—	121,810	121,810

Change in net unrealized capital gains (losses) on investments, net of $302 in taxes	—	—	1,137	1,137

Change in reserve on account of change in valuation basis	—	—	1,568	1,568

Change in asset valuation reserve	—	—	(8,956)	(8,956)

Change in surplus in separate accounts	—	—	(719)	(719)

Change in liability for reinsurance in unauthorized companies	—	—	(11,600)	(11,600)

Change in net deferred income tax	—	—	3,346	3,346

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(3,418)	(3,418)

Deferred premium asset limitation	—	—	1,304	1,304

Other assets	—	—	2	2

Dividends to stockholders	—	—	(81,600)	(81,600)

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

B-82	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2021	2020	2019

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$435,901	$370,067	$619,203

Net investment income	362,285	338,936	298,580

Separate account fees and other revenues	31,658	30,941	41,853

Total Receipts	829,844	739,944	959,636

Policy and contract benefits	416,205	363,787	375,875

Commissions and expenses paid	76,745	80,840	167,402

Federal income taxes paid	34,054	18,764	1,047

Net transfers to separate accounts	57,632	43,977	141,797

Total Disbursements	584,636	507,368	686,121

Net cash from operations	245,208	232,576	273,515

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	1,222,345	1,131,646	874,143

Net gains on cash, cash equivalents and short-term investments	4	12	1

Miscellaneous proceeds	—	1,805	15,198

Cost of investments acquired:

Bonds	1,697,286	3,619,359	1,626,571

Net increase in contract loans	1,750	3,262	6,055

Stocks	8,400	—	—

Miscellaneous applications	7,468	15,339	1

Net cash used in investments	(492,555)	(2,504,497)	(743,285)

CASH FROM FINANCING AND OTHER

Additional paid in capital	—	—	220,000

Net deposits on deposit-type contracts funds	192,558	2,307,362	353,547

Dividends to stockholders	(81,600)	—	—

Other cash provided (applied)	19,945	(32,476)	3,849

Net cash from financing and other	130,903	2,274,886	577,396

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	(116,444)	2,965	107,626

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	282,344	279,379	171,753

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$165,900	$282,344	$279,379

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-83

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 1—Organization and Operations

TIAA-CREF Life Insurance Company commenced operations as a legal reserve life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a legal reserve life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

Effective December 31, 2019, the Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—Significant Accounting Policies

Basis of Presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2021	2020	2019

Net income (loss), New York SAP			$121,810	$311,519	$(207,783)

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional Reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(377)	(638)	1,381

Additional Reserves for Variable Annuities	51R	Increase/(decrease) in policy and contract reserves	27	—	—

Net income (loss), NAIC SAP			$121,460	$310,881	$(206,402)

Capital and surplus, New York SAP			$841,657	$818,783	$510,537

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	669	746	466

Separate Account Assets	56	Separate account assets	—	—	6,845

Separate Account Liabilities	56	Separate account liabilities	—	—	(8,414)

Additional Reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	6,099	6,476	7,114

Additional Reserves for Variable Annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	27	—	—

Capital and surplus, NAIC SAP			$848,452	$826,005	$516,548

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Stable Value Separate Account (“SVSA”) products were accounted for at book value in accordance with New York Insurance Law (“NYIL”) Section 1414. The separate account liabilities for the benefits guaranteed under the contracts are carried at book value in accordance with NYIL section 4217, NYDFS Regulation No. 151. During 2020, the contract backed by the Stable Value Separate Account-3 was terminated, the market value of the account was distributed, the liabilities were settled and the account was closed. As of December 31, 2021 and 2020, there were no remaining balances within the SVSA product.

B-84	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to antiselection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

The Company’s risk based capital as of December 31, 2021 and 2020 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

Intelligent Variable Annuity ∎ Statement of Additional Information	B-85

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during March 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Company’s business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

The Russian invasion of Ukraine has created significant uncertainty in the global financial markets and economies. The duration and extent of this uncertainty and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA Life will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting Policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future

B-86	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the general account. The Company’s separate accounts are legally insulated from the general account with the exception of the

Intelligent Variable Annuity ∎ Statement of Additional Information	B-87

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value, except the SVSA which supported book value separate account agreements, in which case the assets were accounted for at amortized cost in accordance with NYDFS guidance. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2021	2020	Change

Net deferred tax assets	$34,405	$30,987	$3,418

Deferred premium assets	33,924	35,228	(1,304)

Sundry receivables	24	26	(2)

Total	$68,353	$66,241	$2,112

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholder’s reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs

B-88	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2021	2020	2019

Exchange/restructure/transfer of bond investments	$58,809	$213,446	$148,047

Capitalized interest on bonds	$2,682	$2,877	$2,461

Interest credited on deposit-type contracts	$89,488	$112,220	$83,808

Deposits of bond investments on deposit-type contracts	$783,824	$—	$—

Application of New Accounting Pronouncements:

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and fair value for perpetual and mandatory convertible preferred stock, with the fair value capped by any currently effective call price. All preferred stock held by the Company is classified as perpetual preferred stock. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In May 2021, the NAIC adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The revisions incorporate additional disclosure elements and a data-capture template for certain disclosures in SSAP No. 103R. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In August 2021, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revision clarifies that the “effective call price” valuation limitation, for all instruments within the scope of the standard, shall only apply if the call is currently exercisable by the issuer or if the issuer has announced that the instrument will be redeemed or called. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

Note 3—Long-Term Bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	Excess of
2021	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$222,553	$4,941	$(1,550)	$225,944

All other governments	57,755	4,116	—	61,871

States, territories & possessions	29,754	2,629	—	32,383

Political subdivisions of states, territories, & possessions	37,235	1,256	(6)	38,485

Special revenue & special assessment, non-guaranteed agencies & government	1,002,809	40,094	(3,946)	1,038,957

Industrial & miscellaneous	11,074,022	771,448	(88,212)	11,757,258

Hybrids	13,725	395	—	14,120

Total	$12,437,853	$824,879	$(93,714)	$13,169,018

Intelligent Variable Annuity ∎ Statement of Additional Information	B-89

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	Excess of
2020	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$253,013	$10,724	$—	$263,737

All other governments	64,257	6,693	—	70,950

States, territories & possessions	29,742	3,119	—	32,861

Political subdivisions of states, territories, & possessions	8,207	1,301	—	9,508

Special revenue & special assessment, non-guaranteed agencies & government	1,048,484	60,616	(359)	1,108,741

Industrial & miscellaneous	9,750,877	1,232,018	(2,400)	10,980,495

Hybrids	13,725	999	—	14,724

Total	$11,168,305	$1,315,470	$(2,759)	$12,481,016

Impairment Review Process: All securities are subjected to the Company_s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2021

All other bonds	$2,903,178	$(73,467)	$2,829,711	$193,827	$(10,342)	$183,485

Loaned-backed and structured bonds	693,825	(9,304)	684,521	17,991	(601)	17,390

Total	$3,597,003	$(82,771)	$3,514,232	$211,818	$(10,943)	$200,875

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2020

All other bonds	$188,714	$(2,083)	$186,631	$2,508	$(513)	$1,995

Loaned-backed and structured bonds	57,137	(151)	56,986	423	(13)	410

Total	$245,851	$(2,234)	$243,617	$2,931	$(526)	$2,405

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

B-90	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2021		December 31, 2020
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$279,304	$282,418	$439,183	$444,456

Due after one year through five years	2,411,036	2,485,399	2,035,808	2,156,250

Due after five years through ten years	4,593,916	4,703,519	3,783,398	4,170,798

Due after ten years	3,565,037	4,084,119	3,364,536	4,091,381

Subtotal	10,849,293	11,555,455	9,622,925	10,862,885

Residential mortgage-backed securities	533,789	543,587	730,155	756,566

Commercial mortgage-backed securities	602,818	611,716	326,225	353,638

Asset-backed securities	451,953	458,260	489,000	507,927

Subtotal	1,588,560	1,613,563	1,545,380	1,618,131

Total	$12,437,853	$13,169,018	$11,168,305	$12,481,016

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2021		2020

NAIC 1 and 2	$12,437,567	100.0%	$11,162,826	100.0%

NAIC 3 through 6	286	0.0	5,479	0.0

Total	$12,437,853	100.0%	$11,168,305	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2021	2020

Finance and financial services	27.6%	24.8%

Manufacturing	16.7%	18.0%

Public utilities	12.3%	12.4%

Real estate investment trusts	5.2%	4.9%

Services	5.1%	5.1%

Revenue and special obligations	5.0%	4.2%

Commercial mortgage-backed securities	4.9%	2.9%

Residential mortgage-backed securities	4.3%	6.6%

Oil and gas	3.9%	4.6%

Asset-backed securities	3.6%	4.4%

Communications	3.4%	3.4%

Transportation	3.1%	3.5%

Retail & wholesale trade	2.7%	2.9%

U.S. governments	0.9%	1.2%

Mining	0.5%	0.5%

Other governments	0.5%	0.6%

Other	0.3%	—%

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-91

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Note 4—Investment Income and Capital Gains and Losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Bonds	$368,507	$360,856	$313,669

Stocks	180	—	—

Other invested assets	338	339	340

Cash, cash equivalents and short-term investments	26	416	1,167

Contract loans	2,017	1,921	1,700

Total gross investment income	371,068	363,532	316,876

Investment expenses	(13,297)	(12,287)	(12,069)

Net investment income before amortization/(accretion) of IMR	357,771	351,245	304,807

Amortization/(accretion) of IMR	4,843	2,519	1,301

Net investment income	$362,614	$353,764	$306,108

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Bonds	$14,835	$17,576	$(279)

Cash, cash equivalent and short-term investments	4	12	1

Total before capital gain (loss) tax and transfers to IMR, net of taxes	14,839	17,588	(278)

Transfers to IMR, net of taxes	(11,658)	(18,699)	(6,292)

Capital gain/loss tax benefit (expense)	(4,274)	(3,610)	(2,801)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$(1,093)	$(4,721)	$(9,371)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2021	2020	2019

Other-than-temporary impairments:

Bonds	$1,048	$916	$9,477

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2021	2020	2019

Proceeds from sales	$272,978	$424,785	$219,451

Gross gains on sales	$9,640	$19,345	$5,466

Gross losses on sales	$596	$8,885	$1,362

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 5—Disclosures about Fair Value of Financial Instruments

Fair Value of Financial Instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

B-92	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2021 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$13,169,018	$12,437,853	$—	$13,161,446	$7,572

Preferred stock	10,022	10,022	1,320	8,702	—

Other invested assets	5,624	4,645	—	5,624	—

Separate account assets	4,806,546	4,806,546	4,786,724	19,822	—

Contract loans	44,839	44,839	—	—	44,839

Cash, cash equivalent & short term investments	165,900	165,900	—	165,900	—

Total	$18,201,949	$17,469,805	$4,788,044	$13,361,494	$52,411

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$8,026,651	$8,026,651	$—	$—	$8,026,651

Separate account liabilities	4,795,122	4,795,122	—	—	4,795,122

Total	$12,821,773	$12,821,773	$—	$—	$12,821,773

Intelligent Variable Annuity ∎ Statement of Additional Information	B-93

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2020 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$12,481,016	$11,168,305	$—	$12,469,817	$11,199

Preferred stock	3,725	183	3,725	—	—

Other invested assets	6,003	4,667	—	6,003	—

Separate account assets	4,106,499	4,106,499	4,083,823	22,676	—

Contract loans	43,089	43,089	—	—	43,089

Cash, cash equivalent & short term investments	282,322	282,344	31,275	251,047	—

Total	$16,922,654	$15,605,087	$4,118,823	$12,749,543	$54,288

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$6,961,431	$6,961,431	$—	$—	$6,961,431

Separate account liabilities	4,095,043	4,095,043	—	—	4,095,043

Total	$11,056,474	$11,056,474	$—	$—	$11,056,474

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2021 and 2020. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

B-94	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and Liabilities Measured and Reported at Fair Value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

2021	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$1,320	$8,702	$—	$10,022

Separate account assets	4,786,724	19,822	—	4,806,546

Total assets at fair value	$4,788,044	$28,524	$—	$4,816,568

Total liabilities at fair value	$—	$—	$—	$—

2020	Level 1	Level 2	Level 3	Total

Assets at fair value:

Separate account assets	$4,083,823	$22,676	$—	$4,106,499

Total assets at fair value	$4,083,823	$22,676	$—	$4,106,499

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2021 and 2020, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Note 6—Restricted Assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2021
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$7,972	$—	$—	$—	$7,972	$8,044	$(72)	$—	$7,972	0.045%	0.045%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-95

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2020
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$8,044	$—	$—	$—	$8,044	$8,112	$(68)	$—	$8,044	0.051%	0.051%

Note 7—Premiums and Annuity Considerations Deferred and Uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2021		2020
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$21,315	$56,044	$21,452	$57,093

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—Separate Accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2021, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

The Company’s Stable Value Separate Account-3 (“SVSA-3”) was established on November 13, 2013, as a non-unitized guaranteed separate accounts that supports book value separate account agreement contracts issued to certain externally managed stable value funds. The guaranteed investment contracts (“GICs”) backed by the SVSA-3 were terminated effective February 5, 2020. The market value of the account was distributed, and the liabilities were settled. The account was subsequently closed in 2020. The assets of this account were carried at amortized cost.

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI -1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

TIAA Life SVSA-3	Group annuity GIC	Section 4240 (a)(5)(ii) of the New York Insurance Law

B-96	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the general account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s Separate Account assets includes both assets legally insulated and not legally insulated from the general account at December 31, as follows (in thousands):

	2021		2020
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI-1	$458,326	$—	$369,281	$—

TIAA Life VLI-2	282,407	—	237,305	—

TIAA Life VA-1	4,037,260	—	3,469,484	—

TIAA Life MVA-1	—	28,553	—	30,429

Total	$4,777,993	$28,553	$4,076,070	$30,429

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the general account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$116	$—	$318,357	$318,473

Reserves

For accounts with assets at:

Fair value	$16,693	$—	$4,775,690	$4,792,383

Amortized cost	—	—	—	—

Total reserves	$16,693	$—	$4,775,690	$4,792,383

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$16,383	$—	$—	$16,383

At fair value	—	—	4,775,690	4,775,690

Not subject to discretionary withdrawal	310	—	—	310

Total reserves	$16,693	$—	$4,775,690	$4,792,383

Intelligent Variable Annuity ∎ Statement of Additional Information	B-97

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$10	$—	$245,872	$245,882

Reserves

For accounts with assets at:

Fair value	$18,639	$—	$4,072,644	$4,091,283

Amortized cost	—	—	—	—

Total reserves	$18,639	$—	$4,072,644	$4,091,283

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$18,359	$—	$—	$18,359

At fair value	—	—	4,072,644	4,072,644

Not subject to discretionary withdrawal	280	—	—	280

Total reserves	$18,639	$—	$4,072,644	$4,091,283

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$1,623	$—	$371,445	$373,068

Reserves

For accounts with assets at:

Fair value	$21,367	$—	$3,587,488	$3,608,855

Amortized cost	388,268	—	—	388,268

Total reserves	$409,635	$—	$3,587,488	$3,997,123

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$21,247	$—	$—	$21,247

At fair value	388,268	—	3,587,488	3,975,756

Not subject to discretionary withdrawal	120	—	—	120

Total reserves	$409,635	$—	$3,587,488	$3,997,123

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2021	2020	2019

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$319,598	$244,999	$369,654

Transfers from separate accounts	(259,869)	(199,564)	(229,333)

Net transfers to separate accounts	59,729	45,435	140,321

Reconciling adjustments:

Fund transfer exchange gain (loss)	(852)	(649)	(108)

Transfers as reported in the Company’s Statements of Operations	$58,877	$44,786	$140,213

B-98	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 9—Related Party Transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account (the “General Account”) in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s General Account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2021	2020	2019

Payments to TIAA

Operating expenses	$45,886	$51,067	$117,015

Investment expenses	13,156	12,109	11,755

Total	$59,042	$63,176	$128,770

TAL previously provided investment advisory services and other administrative services to the Company’s GIC separate accounts in accordance with an Investment Management Agreement. During 2020, the contracts backed by the SVSA-3, the last remaining GIC separate account, were terminated resulting in TAL no longer providing investment advisory and other administrative services to separate accounts.

Payments made to TAL for services for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to TAL	$—	$145	$2,251

Nuveen Securities, LLC (“NS”), an indirect subsidiary of TIAA’s wholly owned subsidiary Nuveen, LLC, previously distributed registered securities for certain proprietary funds and non-proprietary mutual funds for the Company’s GIC separate accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to NS	$—	$346	$301

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to Services	$3,113	$3,983	$15,673

The Company has a services agreement for certain funding agreements for qualified state tuition programs for which TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly-owned subsidiary of TIAA, is the program manager, are provided to the Company by TFI pursuant to a service agreement between the Company and TFI. Payments associated with this service agreement for the years ended December 31, are as follows (in thousands):

	2021	2020	2019

Payments to TFI	$21,489	$17,286	$12,880

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand, (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2021 and 2020, there were no contributions from TIAA to the Company. During 2019, TIAA contributed $220,000 thousand in capital to the Company.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-99

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of July 1, 2022. As of December 31, 2021, $30,000 thousand of this facility was maintained on a committed basis and there were no balances outstanding.

At December 31, 2021 or 2020, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2021	2020

Amounts due to Parent and affiliates	$11,696	$8,422

Note 10—Federal Income Taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2021 or December 31, 2020.

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2021			2020			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$52,325	$4,345	$56,670	$49,847	$3,187	$53,034	$2,478	$1,158	$3,636

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	52,325	4,345	56,670	49,847	3,187	53,034	2,478	1,158	3,636

d) Deferred tax assets non-admitted	30,407	3,998	34,405	27,845	3,142	30,987	2,562	856	3,418

e) Subtotal net admitted deferred tax asset (c-d)	21,918	347	22,265	22,002	45	22,047	(84)	302	218

f) Deferred tax liabilities	4,504	347	4,851	4,214	45	4,259	290	302	592

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$17,414	$—	$17,414	$17,788	$—	$17,788	$(374)	$—	$(374)

	2021			2020			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	17,414	—	17,414	17,788	—	17,788	(374)	—	(374)

1. Adjusted gross DTA expected to be realized following the balance sheet date	17,414	—	17,414	17,788	—	17,788	(374)	—	(374)

2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	123,636	XXX	XXX	120,149	XXX	XXX	3,487

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	4,504	347	4,851	4,214	45	4,259	290	302	592

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$21,918	$347	$22,265	$22,002	$45	$22,047	$(84)	$302	$218

	2021	2020

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,121%	1,316%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$824,243	$800,995

B-100	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	12/31/2021		12/31/2020		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$52,325	$4,345	$49,847	$3,187	$2,478	$1,158

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$21,918	$347	$22,002	$45	$(84)	$302

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components (in thousands):

	2021	2020	2019

Current Income Tax:

Federal income tax expense	$28,238	$18,948	$4,899

Foreign taxes	—	—	—

Subtotal	$28,238	$18,948	$4,899

Federal income taxes expense/(benefit) on net capital gains/(losses)	4,274	3,610	2,801

Other	829	(314)	(1,246)

Federal and foreign income tax expense	$33,341	$22,244	$6,454

	12/31/2021	12/31/2020	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$8,441	$7,320	$1,121

Deferred acquisition costs	41,012	41,844	(832)

Other (including items < 5% of total ordinary tax assets)	2,872	683	2,189

Subtotal	$52,325	$49,847	$2,478

Non-admitted	30,407	27,845	2,562

Admitted ordinary deferred tax assets	$21,918	$22,002	$(84)

Capital:

Investments	$4,345	$3,187	$1,158

Net capital loss carry-forward	—	—	—

Subtotal	$4,345	$3,187	$1,158

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	3,998	3,142	856

Admitted capital deferred tax assets	347	45	302

Admitted deferred tax assets	$22,265	$22,047	$218

Deferred Tax Liabilities:

Ordinary:

Reserve transition adjustment	$2,718	$3,398	$(680)

Investments	1,694	703	991

Other (including items<5% of total ordinary tax liabilities)	92	113	(21)

Subtotal	$4,504	$4,214	$290

Capital:

Investments	$347	$45	$302

Deferred tax liabilities	$4,851	$4,259	$592

Net Admitted Deferred Tax Assets/Liabilities	$17,414	$17,788	$(374)

Intelligent Variable Annuity ∎ Statement of Additional Information	B-101

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2021, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$35,030	21.00%

Dividends received deduction	(2,336)	(1.40)%

Amortization of interest maintenance reserve	(1,017)	(0.61)%

Tax-exempt interest	(74)	(0.04)%

Liability for unauthorized reinsurance	(2,436)	(1.46)%

Prior year true-up	829	0.50%

Nonadmitted assets and other permanent differences	(1)	—%

Total statutory income taxes	$29,995	17.99%

Federal and foreign income tax expense—ordinary	$29,067	17.44%

Federal and foreign income tax expense—capital	4,274	2.56%

Change in net deferred income tax charge (benefit)	(3,346)	(2.01)%

Total statutory income taxes	$29,995	17.99%

At December 31, 2021, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2019	$—	$2,801	$2,801

2020	—	3,610	3,610

2021	—	4,274	4,274

Total	$—	$10,685	$10,685

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending Inc.

4) CustomerOne Financial Network, Inc.

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc.*

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holding, Inc.

17) T-C SP, Inc.

18) Teachers Insurance and Annuity Association of America

19) Terra Land Company

20) TIAA Board of Governors

21) TIAA-CREF Tuition Financing, Inc.

22) TIAA Commercial Finance, Inc.

23) TIAA FSB Holdings, Inc.

24) TIAA, FSB

B-102	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

25) Tygris Asset Finance, Inc.

26) Tygris Commercial Finance Group, Inc.

27) Westchester Group Asset Management, Inc.

28) Westchester Group Farm Management, Inc.

29) Westchester Group Investment Management Holding Company, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2014 through 2016 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2017 through 2020 are open for examination.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follows VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits, in order to simplify the reserve methodology. Prior to 2020, the Company’s policy and contract reserves on these variable annuity products were calculated under a modeled based method in accordance with Actuarial Guideline 43 (“AG43”). This change in valuation basis was recorded as an opening surplus adjustment in the amount of $4,574 thousand. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The final reported reserve for variable annuities is the greater of those prescribed under VM-21 and Regulation 213. See note 2—Significant Accounting Policies for the amount of additional reserves held as a result of Regulation 213.

The Company also maintains excess reserves based on VM-21 and Regulation 213 at the level of $1,305 thousand and $2,853 thousand as of December 31, 2021 and 2020, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves and held no additional reserves for each of the years ended December 31, 2021 and 2020. The reserve change in 2020 is due to the release of the additional reserves established in 2019 as no additional reserves were required as a result of year-end 2020 asset adequacy analysis. The year end 2020 asset adequacy analysis included favorable mortality experience, growth in the guaranteed funding agreement business, which has low guaranteed crediting rates, and continued expense reductions. The reserve change in 2019 is due to additional reserves established as a result of year-end 2019 asset adequacy analysis. During 2019, the NYDFS included certain requirements for asset adequacy analysis, which included the removal of profits from reinsurance agreements from cash flow testing analysis, which were a driver of the additional reserve amounts.

For the years ended December 31, 2021 and 2020, the Company did not have any Group Annuity reserves.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-103

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$16,383	$—	$16,383	0.3%

At fair value	—	—	3,974,194	3,974,194	77.4%

Total with market value adjustment or at fair value	$—	$16,383	$3,974,194	$3,990,577	77.7%

At book value without adjustment (minimal or no charge or adjustment)	1,028,858	—	—	1,028,858	20.0%

Not subject to discretionary withdrawal	120,604	—	—	120,604	2.3%

Total (direct + assumed)	$1,149,462	$16,383	$3,974,194	$5,140,039	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,149,462	$16,383	$3,974,194	$5,140,039

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$18,359	$—	$18,359	0.5%

At fair value	—	—	3,420,428	3,420,428	73.9%

Total with market value adjustment or at fair value	$—	$18,359	$3,420,428	$3,438,787	74.4%

At book value without adjustment (minimal or no charge or adjustment)	1,074,748	—	—	1,074,748	23.2%

Not subject to discretionary withdrawal	112,476	—	—	112,476	2.4%

Total (direct + assumed)	$1,187,224	$18,359	$3,420,428	$4,626,011	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,187,224	$18,359	$3,420,428	$4,626,011

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$64,737	$64,737	0.8%

At book value without adjustment (minimal or no charge or adjustment)	7,885,425	—	—	7,885,425	97.5%

Not subject to discretionary withdrawal	141,226	—	—	141,226	1.7%

Total (direct + assumed)	$8,026,651	$—	$64,737	$8,091,388	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$8,026,651	$—	$64,737	$8,091,388

B-104	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$50,503	$50,503	0.7%

At book value without adjustment (minimal or no charge or adjustment)	6,830,548	—	—	6,830,548	97.4%

Not subject to discretionary withdrawal	130,883	—	—	130,883	1.9%

Total (direct + assumed)	$6,961,431	$—	$50,503	$7,011,934	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$6,961,431	$—	$50,503	$7,011,934

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

	2021
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,057,607	$2,057,706	$2,075,998

Variable Universal Life	363,663	360,616	371,250

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	629,257

Disability—Active Lives	—	—	11,996

Disability—Disabled Lives	—	—	1,980

Miscellaneous Reserves	—	—	25,613

Total (direct + assumed)	$2,421,270	$2,418,322	$3,116,094

Reinsurance Ceded	—	—	471,573

Total (net)	$2,421,270	$2,418,322	$2,644,521

	2020
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$1,994,484	$1,994,587	$2,008,324

Variable Universal Life	354,108	349,831	361,185

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	636,514

Disability—Active Lives	—	—	11,637

Disability—Disabled Lives	—	—	1,832

Miscellaneous Reserves	—	—	26,484

Total (direct + assumed)	$2,348,592	$2,344,418	$3,045,976

Reinsurance Ceded	—	—	485,319

Total (net)	$2,348,592	$2,344,418	$2,560,657

Intelligent Variable Annuity ∎ Statement of Additional Information	B-105

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

	2021
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$740,872	$736,758	$736,758

Reinsurance Ceded	—	—	—

Total (net)	$740,872	$736,758	$736,758

	2020
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$606,752	$601,713	$601,722

Reinsurance Ceded	—	—	—

Total (net)	$606,752	$601,713	$601,722

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2021 or 2020. The Company has $40,992,196 thousand and $42,700,019 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2021 and 2020, respectively. Premium deficiency reserves related to the above insurance total $9,201 thousand and $10,263 thousand at December 31, 2021 and 2020, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	Years Ended December 31,
	2021	2020	2019

Direct premiums	$525,018	$461,858	$730,552

Ceded premiums	(89,705)	(92,444)	(103,459)

Net premiums	$435,313	$369,414	$627,093

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2021	2020	2019

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$89,705	$92,444	$103,459

Policy and contract benefits	62,808	65,063	55,040

Increase/(decrease) in policy and contract reserves	(9,129)	4,310	14,788

Reserves for life and health, annuities and deposit-type contracts	610,407	622,996	617,187

B-106	Statement of Additional Information ∎ Intelligent Variable Annuity

concluded

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2021	2020	2019

Change in net unrealized capital gains (losses), net of taxes	$1,137	$—	$—

Change in reserve on account of change in valuation basis	1,568	(4,574)	—

Change in asset valuation reserve	(8,956)	(3,321)	(195)

Change in net deferred federal income tax	3,346	(48,432)	49,276

Change in non-admitted assets	(2,112)	49,926	(47,648)

Change in liability for reinsurance of unauthorized companies	(11,600)	4,217	(1,575)

Change in surplus of separate accounts	(719)	(1,089)	(2,422)

Dividends to stockholders	(81,600)	—	—

As of December 31, 2021 and 2020, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $1,439 thousand and $0 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2021 and 2020. The Company received an additional paid-in capital contribution from TIAA of $220,000 thousand for the year ended December 31, 2019.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $81,600 thousand for the year ended December 31, 2021. The Company did not pay dividends to TIAA for the years ended December 31, 2020 and 2019.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 10, 2022, the date the financial statements were available to be issued.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-107

B-108	Statement of Additional Information ∎ Intelligent Variable Annuity

Report of independent auditors

To the Board of Trustees of Teachers Insurance and Annuity Association of America

Opinions

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and contingency reserves as of December 31, 2021 and 2020, and the related statutory-basis statements of operations, of changes in capital and contingency reserves, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and contingency reserves of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse opinion on U.S. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for adverse opinion on U.S. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-109

Report of independent auditors

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 10, 2022

B-110	Statement of Additional Information ∎ Intelligent Variable Annuity

Statutory–basis statements of admitted assets, liabilities and capital and contingency reserves

Teachers Insurance and Annuity Association of America

	December 31,
(in millions, except share amounts)	2021	2020

ADMITTED ASSETS

Bonds	$197,717	$197,804

Preferred stocks	345	363

Common stocks	9,665	5,644

Mortgage loans	36,793	34,647

Real estate	3,699	3,422

Cash, cash equivalents and short-term investments	628	2,461

Contract loans	1,095	1,493

Derivatives	1,070	627

Securities lending collateral assets	2,247	361

Other long-term investments	34,262	31,318

Investment income due and accrued	1,774	1,867

Net deferred federal income tax asset	1,680	2,155

Other assets	1,202	1,340

Separate account assets	51,255	42,806

Total admitted assets	$343,432	$326,308

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$227,699	$227,332

Dividends due to policyholders	2,005	1,827

Interest maintenance reserve	3,898	3,388

Borrowed money	75	—

Asset valuation reserve	8,345	5,860

Derivatives	221	500

Payable for collateral for securities loaned	2,247	361

Other liabilities	4,817	4,315

Separate account liabilities	51,152	42,724

Total liabilities	300,459	286,307

Capital and Contingency Reserves

Capital stock and additional paid-in capital (2,500 shares of $1,000 par value common stock authorized, issued and outstanding and $550,000 paid-in capital)	3	3

Surplus notes	6,290	6,290

Contingency reserves:

For investment losses, annuity and insurance mortality, and other risks	36,680	33,708

Total capital and contingency reserves	42,973	40,001

Total liabilities, capital and contingency reserves	$343,432	$326,308

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-111

Statutory–basis statements of operations

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2021	2020	2019

REVENUES

Insurance and annuity premiums and other considerations	$14,730	$18,449	$16,003

Annuity dividend additions	945	1,606	1,520

Net investment income	13,542	12,159	12,324

Other revenue	372	447	458

Total revenues	$29,589	$32,661	$30,305

BENEFITS AND EXPENSES

Policy and contract benefits	$20,365	$20,818	$17,803

Dividends to policyholders	2,758	3,262	3,267

Increase in policy and contract reserves	300	7,609	4,117

Net operating expenses	1,406	2,343	2,003

Net transfers to (from) separate accounts	802	(2,713)	1,158

Total benefits and expenses	$25,631	$31,319	$28,348

Income before federal income taxes and net realized capital gains (losses)	$3,958	$1,342	$1,957

Federal income tax expense (benefit)	(266)	(12)	17

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(352)	(750)	(322)

Net income	$3,872	$604	$1,618

B-112	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Statutory–basis statements of changes in capital and

contingency reserves

Teachers Insurance and Annuity Association of America

(in millions)	Capital Stock and Additional Paid-in Capital	Surplus Notes	Contingency Reserves	Total

Balance, December 31, 2018	$3	$5,041	$33,082	$38,126

Net income	—	—	1,618	1,618

Change in net unrealized capital gains on investments, net of $0 in taxes	—	—	118	118

Change in asset valuation reserve	—	—	(1,063)	(1,063)

Change in net deferred income tax	—	—	(284)	(284)

Change in post-retirement benefit liability	—	—	(8)	(8)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	288	288

Other assets	—	—	77	77

Balance, December 31, 2019	$3	$5,041	$33,828	$38,872

Net income	—	—	604	604

Change in net unrealized capital gains on investments, net of $0 in taxes	—	—	(678)	(678)

Change in asset valuation reserve	—	—	463	463

Change in net deferred income tax	—	—	(200)	(200)

Change in post-retirement benefit liability	—	—	(8)	(8)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(51)	(51)

Other assets	—	—	(250)	(250)

Issuance of surplus notes	—	1,249	—	1,249

Balance, December 31, 2020	$3	$6,290	$33,708	$40,001

Net income	—	—	3,872	3,872

Change in net unrealized capital gains (losses) on investments, net of $361 in taxes	—	—	1,645	1,645

Change in asset valuation reserve	—	—	(2,485)	(2,485)

Change in net deferred income tax	—	—	(1,088)	(1,088)

Change in post-retirement benefit liability	—	—	(1)	(1)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	974	974

Other assets	—	—	55	55

Balance, December 31, 2021	$3	$6,290	$36,680	$42,973

See notes to statutory-basis financial statements	Intelligent Variable Annuity ∎ Statement of Additional Information	B-113

Statutory–basis statements of cash flows

Teachers Insurance and Annuity Association of America

	For the Years Ended December 31,
(in millions)	2021	2020	2019

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$14,732	$18,453	$16,008

Net investment income	12,884	11,433	11,669

Miscellaneous income	355	425	440

Total receipts	27,971	30,311	28,117

Policy and contract benefits	20,366	20,469	17,763

Operating expenses	1,646	2,078	1,981

Dividends paid to policyholders	1,635	1,725	1,737

Federal income taxes paid (received)	(232)	(25)	49

Net transfers to (from) separate accounts	807	(2,723)	1,158

Total disbursements	24,222	21,524	22,688

Net cash from operations	3,749	8,787	5,429

CASH FROM INVESTMENTS

Proceeds from investments sold, matured, or repaid:

Bonds	33,590	26,297	17,608

Stocks	6,586	6,441	2,097

Mortgage loans and real estate	3,605	2,349	2,479

Other invested assets	3,562	2,499	1,976

Miscellaneous proceeds	1,725	344	611

Cost of investments acquired:

Bonds	33,943	32,779	18,624

Stocks	8,603	6,413	2,232

Mortgage loans and real estate	5,778	4,017	6,368

Other invested assets	5,864	3,541	3,041

Miscellaneous applications	2,345	1,196	71

Net cash used in investments	(7,465)	(10,016)	(5,565)

CASH FROM FINANCING AND OTHER

Proceeds from issuance of surplus notes	—	1,249	—

Borrowed money	75	—	—

Net deposits on deposit-type contracts funds	66	1,620	465

Other cash provided (applied)	1,742	(81)	(25)

Net cash from financing and other	1,883	2,788	440

NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	(1,833)	1,559	304

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	2,461	902	598

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$628	$2,461	$902

B-114	Statement of Additional Information ∎ Intelligent Variable Annuity	See notes to statutory-basis financial statements

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Governors (“Board of Governors”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security. In addition, TIAA may otherwise engage in any business permitted under the New York Insurance Law for a domestic life stock insurance company, provided that such business supports this purpose, including without limitation by (i) enhancing the creditworthiness, financial strength and reputation of TIAA, (ii) providing all of the holders and beneficiaries of TIAA’s contracts and policies with benefits of scale, increased diversity in offered products and newly innovated products and (iii) providing for additional infrastructure and support to TIAA.

Note 2—significant accounting policies

Basis of presentation:

The financial statements of TIAA are presented on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

During 2020, the Department adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Department did not adopt certain provisions in Regulation No. 172 (11 NYCRR 83). Specifically section 83.4(t) states, “The guidance prescribed in subparagraphs 4.a. and 4.b. of SSAP No. 26R, “Bonds” and Footnote 1 of Statement of Statutory Accounting Principles (“SSAP”) No. 97, is not adopted.” In effect, section 83.4(t) would exclude exchange traded funds (“ETFs”) designated by the SVO as qualifying for bond accounting treatment from receiving such treatment in quarterly and annual financial statements filed in New York and be reflected as equities under SSAP No. 30R, “Unaffiliated Common Stock”. However, the Company received a permitted practice from the Department to continue to report investment grade bond ETF holdings held as of December 4, 2020 as bonds under SSAP No. 26R, Bonds, rather than as equities, for the year ended December 31, 2020 only. The total balance of investment grade ETF holdings treated as bonds as of December 31, 2020 were $1,665 million.

During 2021, the Department amended Regulation No. 172 (11 NYCRR 83) to treat shares of an ETF as bonds for the purpose of a domestic insurer’s risk based capital (“RBC”) report if the ETF meets certain criteria. Further, asset valuation reserve and interest maintenance reserve may be retained under SSAP No. 26R for these ETFs. The total balance of investment grade ETF holdings treated as equities as of December 31, 2021, but treated as bonds for RBC, are $3,647 million. This prescribed practice does not result in a difference to net income or capital and contingency reserves when compared to NAIC SAP.

The table below provides a reconciliation of the Company’s net income and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in millions)	NAIC SAP#	Financial Statement Line	2021	2020	2019

Net income, New York SAP			$3,872	$604	$1,618

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Increase in policy and contract reserves	(2)	(1)	(1)

Net income (loss), NAIC SAP			$3,870	$603	$1,617

Capital and surplus, New York SAP			$42,973	$40,001	$38,872

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	18	20	21

Non-conforming CTL’s reported on schedule D-1	INT 20-10	Bonds	—	419	—

Non-conforming CTL’s reported on schedule BA	INT 20-10	Other long-term investments	—	(419)	—

Capital and surplus, NAIC SAP			$42,991	$40,021	$38,893

Intelligent Variable Annuity ∎ Statement of Additional Information	B-115

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11NYCRR 98), Valuation of Life Insurance Reserves, Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

During 2020, the NAIC adopted certain prescribed accounting practices within Interpretation 2020-10, Reporting Nonconforming Credit Tenant Loans (“CTL”) (“INT 20-10”). Specifically, INT 20-10 provided limited exceptions that extended to October 1, 2021, which allowed nonconforming CTLs to continue to be treated as bonds rather than other long-term investments, if they were previously filed with the Securities Valuation Office (“SVO”). During 2021, the NAIC amended the Purposes and Procedures Manual of the NAIC Investment Analysis Office (“P&P Manual”) to define that CTLs are specific to mortgage loans in scope of SSAP No. 37, Mortgage Loans, and clarify that security structures shall be assessed for accounting and reporting guidance in accordance with SSAP No. 26R, Bonds, and SSAP No. 43R, Loan Backed and Structured Securities, thus the reporting exceptions in INT 20-10 were no longer required.

The Company’s RBC as of December 31, 2021 and 2020 would not have triggered a regulatory event without the use of the New York SAP prescribed and permitted practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with Generally Accepted Accounting Principles (“GAAP”) with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be “available for sale” are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the Asset Valuation Reserve (“AVR”), which is a component of surplus under NAIC SAP;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

B-116	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

•

The Interest Maintenance Reserve (“IMR”) is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to significant risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

•

Revenue recognition for administrative service expense reimbursements are recognized as gross revenue and gross expense in the Statements of Operations when the Company is the principal in the transaction and where the Company controls the administrative services before transferring them to the customer. Under NAIC SAP, the administration expenses incurred are included in operating expenses and any offsetting reimbursements are netted against operating expenses.

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during March 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. There have been no comparable recent events that provide guidance as to the effect the spread of COVID-19 as a global pandemic may have on the Company’s financial performance. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Company’s business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict.

The Russian invasion of Ukraine has created significant uncertainty in the global financial markets and economies. The duration and extent of this uncertainty and the related impact over the long-term cannot be reasonably estimated at this time. While not currently expected to be material, TIAA will continue to monitor the impact on the Company’s business, results of operations, investments, and cash flows.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. There was a reclassification made to the Statements of Admitted Assets, Liabilities, and Capital and Contingency Reserves to include federal income tax payables into other liabilities. No reclassifications were made to the related Statements of Operations, Changes in Capital and Contingency Reserves, and Cash Flows.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-117

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. The principal for Treasury Inflation Protected Securities (“TIPS”) bonds is adjusted based on inflation and is recorded as an unrealized gain or loss and amortized over the remaining life of the security. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value. As previously noted, investment grade bond ETFs were accounted for as bonds as of December 31, 2020 and were stated at fair value, while similar bond ETFs are accounted for as common stocks as of December 31, 2021 and are stated at fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan- backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost basis, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair value of preferred stocks is determined using prices provided by independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus as an unrealized gain or loss. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss. As previously noted, investment grade bond ETFs are accounted for as common stocks as of December 31, 2021 and are stated at fair value, while similar bond ETFs were accounted for as bonds as of December 31, 2020 and were stated at fair value.

Investments in subsidiary, controlled and affiliated (“SCA”) entities are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus, and (2) non-insurance subsidiaries are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Amortized cost consists of the unpaid principal balance of the loans, net of unamortized premiums, discounts, and certain mortgage origination fees. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses

B-118	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate and it is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances indicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded. The Company makes investments in commercial real estate directly, through SCA entities and through real estate limited partnerships which are included in Other long-term investments. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing directly held real estate investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an impairment is required.

Other Long-term Investments: Other long-term investments primarily include investments in joint ventures, partnerships, and limited liability companies which are stated at cost, adjusted for the Company’s underlying equity percentage based on the underlying US GAAP or International Financial Reporting Standards as reflected on the respective entity’s most recent available financial statements.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value, and the amount of the reduction is accounted for as a realized loss.

Investments in non-insurance SCA entities are stated at the value of their underlying audited GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income to the extent they are not in excess of the investee’s undistributed accumulated earnings, and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have a NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short- term, highly liquid investments with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities greater than three months and less than or equal to one year at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short- term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Derivative Instruments: The Company designates its derivative transactions as hedging or replication transactions. Derivatives that qualify and are designated for hedge accounting are reported as assets or liabilities on the balance sheet and accounted for in a manner consistent with the hedged item. Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized in a manner consistent with the disposed hedged item.

Derivatives used in hedging relationships that do not qualify or are not designated for hedge accounting are carried at fair value. Changes in fair value are reported in surplus as net unrealized capital gains (losses). Swap coupon cash flows and income accruals are reported as a component of net investment income. Upon termination the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-119

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Derivatives used in replication transactions are accounted for in a manner consistent with the cash instrument and the replicated asset. Accordingly, these derivatives are carried at amortized cost or fair value. Amortization of derivative premiums is reported as a component of net investment income. Swap coupon cash flows and income accruals are recorded as a component of net investment income. Upon termination, the gain or loss on these contracts is recognized as realized capital gains (losses) and is subject to IMR or AVR treatment.

The Company does not offset the carrying values recognized in the balance sheet for derivatives executed with the same counterparty under the same master netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non- admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate accounts are established in conformity with insurance laws, are segregated from the Company’s general account and are maintained for the benefit of separate account contract holders. Separate accounts are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the balance sheet date. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts denominated in foreign currencies are adjusted to reflect exchange rates at the balance sheet date. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in millions):

	2021	2020	Change

Net deferred federal income tax asset	$1,924	$2,898	$(974)

Furniture and electronic data processing equipment	431	377	54

Invested assets	263	377	(114)

Prepaid expenses	142	139	3

Other	46	44	2

Total	$2,806	$3,835	$(1,029)

Electronic Data Processing Equipment, Computer Software, Furniture and Equipment and Leasehold Improvements: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years or the remaining life of the lease, respectively.

At December 31, the accumulated depreciation on EDP equipment, computer software, furniture and equipment and leasehold improvements is as follows (in millions):

	2021	2020

EDP equipment and computer software	$2,029	$1,979

Furniture and equipment and leasehold improvements	$147	$126

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet; the cash collateral received is reported on the balance sheet with an offsetting liability reported in “Other liabilities.”

B-120	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Securities Lending Program: The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan. The cash collateral received is reported in “Securities lending collateral assets” with an offsetting collateral liability included in “Payable for collateral for securities loaned.” Securities lending income is recorded in the accompanying Statements of Operations in “Net investment income.”

Insurance and Annuity Premiums and Other Considerations: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity premiums and other considerations, including consideration on annuity product rollovers, are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations. Funding agreements used in an investment spread capacity are also included within deposit-type contracts.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the general account and separate account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable general account and separate account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the general account, as well as any separate accounts, not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer. For bonds, excluding loan-back and structured securities, losses from other-than-temporary impairments are recorded entirely to either the AVR or the IMR in accordance with the nature of the impairment.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity non-participating contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) and recorded in December of each year. Dividends on pension annuity non-participating contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its includable insurance and non-insurance subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return. The tax allocation agreements are not applied to subsidiaries that are disregarded under federal tax law.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-121

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Statements of Cash Flows: Noncash activities are excluded from the Statutory - Basis Statements of Cash Flows. These noncash activities for the years ended December 31 include the following (in millions):

	2021	2020	2019

Exchange/transfer/conversion/distribution of invested assets	$2,137	$3,952	$3,493

Annuity dividend additions	$945	$1,606	$1,520

Capitalized interest	$398	$416	$393

Interest credited on deposit-type contracts	$30	$30	$30

Application of new accounting pronouncements:

In April 2020, the NAIC adopted modifications to SSAP No. 15, Debt and Holding Company Obligations, SSAP No. 22R, Leases, and SSAP No. 86, Derivatives. These revisions adopt Financial Accounting Standards Board Accounting Standard Update (“ASU”) No. 2020-04 Reference Rate Reform, which applies to contracts, hedging relationships, and other transactions that reference London Inter-Bank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued because of reference rate reform. Optional expedients eliminate the requirements for remeasurement or dedesignation of transactions, if certain criteria are met. The expedients are effective for the period from March 12, 2020 to December 31, 2022, which is consistent with the effective period of ASU 2020-04. The Company is still assessing the impact of the guidance on the statutory-basis financial statements.

In April 2020, the NAIC adopted modifications to SSAP No. 36, Troubled Debt Restructuring, through Interpretation 2020-03, Troubled Debt Restructuring Due to COVID-19 (“INT 20-03”). This guidance notes a mortgage loan or bank loan modification due to the impacts of COVID-19 on the borrower will not automatically be categorized as a troubled debt restructuring (“TDR”). To qualify for relief, the borrower must have been in good standing as of December 31, 2019 (not more than 30 days past due). This guidance expires at the earlier of 60 days after the date of termination of the National Emergency or January 2, 2022, which is the same end date as the Coronavirus Aid, Relief, and Economic Security (“CARES”) Act. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In May 2020, the NAIC adopted modifications to SSAP Nos. 26R, 36, 43R and 103R through Interpretation 20-07. This guidance clarifies how to determine when restructuring or modification of certain debt investments due to COVID-19 are a TDR. The guidance also clarifies whether a modification that is not a TDR needs to be assessed as an exchange under SSAP No. 103R. This guidance expires at the earlier of 60 days after the date of termination of the National Emergency or January 2, 2022, which is the same end date as the CARES Act. The Company has adopted this guidance and reflected it in its statutory-basis financial statements.

In July 2020, the NAIC adopted modifications to SSAP No. 32, Preferred Stock, effective January 1, 2021. The modifications define carrying value of redeemable preferred stock as amortized cost for NAIC 1-3 designations, the lower of amortized cost or fair value for NAIC 4-6 designations, and fair value for perpetual and mandatory convertible preferred stock, with the fair value capped by any currently effective call price. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In May 2021, the NAIC adopted revisions to Interpretation 20-01 to adopt ASU 2021-01, Reference Rate Reform. This adoption allows an optional transitional expedient to continue existing hedging relationships when modifications are made due to reference rate reform. This guidance will expire on December 31, 2022. The Company is currently assessing the impact over the reference rate reform adoption.

In May 2021, the NAIC adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The revisions incorporate additional disclosure elements and a data-capture template for certain disclosures in SSAP No. 103R. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In August 2021, the NAIC adopted revisions to SSAP No. 32R, Preferred Stock. The revision clarifies that the “effective call price” valuation limitation, for all instruments within the scope of the standard, shall only apply if the call is currently exercisable by the issuer or if the issuer has announced that the instrument will be redeemed or called. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements.

In November 2021, the NAIC adopted revisions to SSAP 43R, Loan Backed and Structured Securities. The revisions clarify that effective December 31, 2021 residual tranches or interest are to be valued at the lower of amortized cost or fair value. The Company adopted this guidance and the adoption did not have a material impact to its statutory-basis financial statements. In addition effective December 31, 2022 residual tranches or interest shall be reported as other long-term investments. The Company has chosen not to early adopt this revision.

B-122	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 3—long-term bonds, preferred stocks, and unaffiliated common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, is shown below (in millions). As previously noted, investment grade bond ETFs were accounted for as bonds as of December 31, 2020 and were stated at fair value, while similar bond ETFs are accounted for as common stocks as of December 31, 2021 and are stated at fair value.

	2021
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$20,035	$3,320	$(153)	$23,202

All other governments	4,418	428	(58)	4,788

States, territories and possessions	736	132	—	868

Political subdivisions of states, territories, and possessions	930	86	(1)	1,015

Special revenue and special assessment, non-guaranteed agencies and government	20,979	1,958	(12)	22,925

Credit tenant loans	10,999	1,353	(19)	12,333

Industrial and miscellaneous	130,766	12,216	(601)	142,381

Hybrids	497	91	(1)	587

Parent, subsidiaries and affiliates	285	—	(3)	282

Bank loans	8,072	57	(31)	8,098

Total	$197,717	$19,641	$(879)	$216,479

	2020
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$27,315	$5,531	$(86)	$32,760

All other governments	4,613	692	(31)	5,274

States, territories and possessions	744	160	—	904

Political subdivisions of states, territories, and possessions	663	105	(1)	767

Special revenue and special assessment, non-guaranteed agencies and government	20,393	2,734	(15)	23,112

Credit tenant loans	11,240	2,037	(8)	13,269

Industrial and miscellaneous	125,775	17,976	(237)	143,514

Hybrids	464	111	(5)	570

Parent, subsidiaries and affiliates	341	—	(4)	337

Bank loans	6,256	58	(124)	6,190

Total	$197,804	$29,404	$(511)	$226,697

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities it deems to have an OTTI in value during the period the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where decline in value is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-123

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities are in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2021

Loan-backed and structured bonds	$4,594	$(97)	$4,497	$1,087	$(100)	$987

All other bonds	17,138	(438)	16,700	4,845	(337)	4,508

Total bonds	$21,732	$(535)	$21,197	$5,932	$(437)	$5,495

Unaffiliated common stocks	698	(23)	675	111	(9)	102

Preferred stocks	13	(1)	12	22	(20)	2

Total bonds and stocks	$22,443	$(559)	$21,884	$6,065	$(466)	$5,599

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2020

Loan-backed and structured bonds	$1,477	$(112)	$1,365	$504	$(75)	$429

All other bonds	9,219	(237)	8,982	2,878	(158)	2,720

Total bonds	$10,696	$(349)	$10,347	$3,382	$(233)	$3,149

Unaffiliated common stocks	129	(7)	122	8	(7)	1

Preferred stocks	32	(16)	16	4	(4)	—

Total bonds and stocks	$10,857	$(372)	$10,485	$3,394	$(244)	$3,150

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed, asset-backed, and bond exchange traded fund securities are shown separately in the table below, as they are not due at a single maturity date (in millions):

	December 31, 2021		December 31, 2020
	Book/ Adjusted Carrying Value	Estimated Fair Value	Book/ Adjusted Carrying Value	Estimated Fair Value

Due in one year or less	$4,521	$4,561	$3,420	$3,468

Due after one year through five years	29,463	30,955	31,057	33,192

Due after five years through ten years	33,316	35,479	35,216	39,440

Due after ten years	77,232	88,305	69,573	85,181

Subtotal	144,532	159,300	139,266	161,281

Residential mortgage-backed securities	20,698	22,646	25,808	29,121

Commercial mortgage-backed securities	10,019	10,348	10,204	10,948

Asset-backed securities	22,468	24,185	20,861	23,682

Exchange-traded funds	—	—	1,665	1,665

Subtotal	53,185	57,179	58,538	65,416

Total	$197,717	$216,479	$197,804	$226,697

B-124	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Bond Diversification: The following table presents the diversification of the carrying values of long-term bond investments at December 31. Loan-backed and structured securities issued by the U.S. government are included in residential mortgage-backed securities and asset-backed securities.

	2021	2020

Asset-backed securities	11.4%	10.5%

Residential mortgage-backed securities	10.5%	13.0%

Public utilities	10.5%	9.9%

Finance and financial services	10.4%	10.1%

Manufacturing	9.8%	9.9%

Other	9.6%	7.8%

Revenue and special obligations	9.5%	7.0%

Services	7.1%	6.9%

Commercial mortgage-backed securities	5.1%	5.2%

U.S. governments	5.0%	8.2%

Real estate investment trusts	4.4%	3.0%

Oil and gas	2.4%	4.2%

All other governments	2.2%	2.3%

Communications	2.1%	2.0%

Total	100.0%	100.0%

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in millions):

	2021		2020

NAIC 1 and 2	$179,733	90.9%	$181,128	91.6%

NAIC 3 through 6	17,984	9.1	16,676	8.4

Total	$197,717	100.0%	$197,804	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

For the years ended December 31, 2021 and 2020, the Company recognized OTTI on loan-backed and structured securities of $14 million and $56 million, respectively.

Other Disclosures: The following table represents the carrying amount of bonds and stocks denominated in a foreign currency as of December 31, (in millions):

	2021	2020

Carrying amount of bonds and stocks denominated in foreign currency	$5,216	$4,332

Carrying amount of bonds and stocks denominated in foreign currency which are collateralized by real estate	$498	$512

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The composition of the mortgage loan portfolio as of December 31, is as follows (in millions):

Loan Type	2021	2020

Commercial loans	$34,281	$31,825

Mezzanine loans	1,967	2,166

Residential loans	545	656

Total	$36,793	$34,647

The maximum and minimum lending rates for mortgage loans originated or purchased during 2021 and 2020 are as follows:

	2021		2020
Loan Type	Maximum	Minimum	Maximum	Minimum

Commercial loans	6.05%	1.40%	5.00%	2.70%

Mezzanine loans	4.70%	2.40%	5.85%	3.65%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-125

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The maximum percentage of any one loan to the value (“LTV”) of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, originated or purchased during 2021 and 2020 are as follows:

	Maximum LTV
Loan Type	2021	2020

Commercial loans	71.5%	69.0%

Mezzanine loans	74.6%	67.6%

There were no residential mortgage loans originated or purchased during 2021 and 2020.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2021 and 2020 have been written down to net realizable values based upon independent appraisals of the collateral. For impaired mortgage loans where the impairments are deemed to be temporary, an allowance for credit losses is established.

Credit quality

For commercial and mezzanine mortgage loans, the primary credit quality indicators are the loan-to-value ratio, debt service coverage ratio and delinquency. Loan-to-value-ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. Debt service coverage compares a property’s net operating income to amounts needed to service the principal and interest due under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and the loan-to- value ratio, as well as the values utilized in calculating these ratios, are updated quarterly, with a portion of the loan portfolio updated annually. Delinquency is defined as a mortgage loan which is past due. Commercial mortgage loans more than 30 days past due are considered delinquent.

For residential mortgage loans, the Company’s primary credit quality indicator is performance versus non- performance. The Company generally defines nonperforming residential mortgage loans as those that are 90 or more days past due and/or on non-accrual status. Generally, nonperforming residential loans have a higher risk of experiencing a credit loss.

The credit quality of the recorded investment, which represents carrying value plus accrued interest, in commercial and mezzanine mortgage loans at December 31, are as follows (in millions):

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2021	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$7,669	$24,283	$31,952	87.8%

Less than 1.20x	3,037	1,291	4,328	11.9%

Construction	—	127	127	0.3%

Total	$10,706	$25,701	$36,407	100.0%

	Recorded Investment—Commercial and Mezzanine
	Loan-to-value Ratios
2020	> 70%	< 70%	Total	% of Total

Debt service coverage ratios:

Greater than 1.20x	$6,845	$25,034	$31,879	93.4%

Less than 1.20x	963	1,275	2,238	6.6%

Construction	—	12	12	—%

Total	$7,808	$26,321	$34,129	100.0%

B-126	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Mortgage Loan Age Analysis: The following table sets forth an age analysis of mortgage loans and identification of mortgage loans in which the Company is a participant or co-lender in a mortgage loan agreement as of December 31, (in millions):

		Residential		Commercial
2021	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$—	$545	$—	$34,430	$1,976	$36,951

30-59 days past due	$—	$—	$3	$—	$—	$—	$3

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$—	$—	$—	$—	$—

180+ days past due	$—	$—	$—	$—	$—	$—	$—

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$5,200	$1,976	$7,176

		Residential		Commercial
2020	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total

Recorded investment

Current	$—	$—	$657	$—	$31,922	$2,176	$34,755

30-59 days past due	$—	$—	$—	$—	$—	$—	$—

60-89 days past due	$—	$—	$—	$—	$—	$—	$—

90-179 days past due	$—	$—	$1	$—	$30	$—	$31

180+ days past due	$—	$—	$1	$—	$—	$—	$1

Participant or co-lender in a mortgage loan agreement

Recorded investment	$—	$—	$—	$—	$6,206	$2,176	$8,382

Mortgage Loan Diversification: The following tables set forth the mortgage loan portfolio by property type and geographic distribution as of December 31:

	Mortgage Loans by Property Type (Commercial & Residential):
	2021	2020
	% of Total	% of Total

Office buildings	27.5%	30.4%

Apartments	24.7	21.2

Shopping centers	20.5	22.8

Industrial buildings	15.3	13.2

Other - commercial	10.5	10.5

Residential	1.5	1.9

Total	100.0%	100.0%

	Mortgage Loans by Geographic Distribution:
	2021		2020
	% of Total		% of Total
	Commercial	Residential	Commercial	Residential

Pacific	20.8%	38.0%	19.8%	42.8%

South Atlantic	19.2	16.9	18.0	16.0

Middle Atlantic	16.3	18.7	18.0	17.2

South Central	11.3	9.5	12.2	7.4

North Central	8.2	3.3	9.8	2.1

New England	7.5	6.4	7.3	6.7

Other	16.7	7.2	14.9	7.8

Total	100.0%	100.0%	100.0%	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Pacific states are AK, CA, HI, OR and WA

Intelligent Variable Annuity ∎ Statement of Additional Information	B-127

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

Middle Atlantic states are PA, NJ and NY

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Other comprises investments in Mountain states (AZ, CO, ID, MT, NV, NM, UT, and WY), Australia, Canada and United Kingdom.

Scheduled Mortgage Loan Maturities: At December 31, contractual maturities for mortgage loans are as follows (in millions):

	2021	2020
	Carrying Value	Carrying Value

Due in one year or less	$2,169	$1,442

Due after one year through five years	13,668	10,680

Due after five years through ten years	16,797	18,369

Due after ten years	4,159	4,156

Total	$36,793	$34,647

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed.

There were no amounts due from related parties that are collateralized by real estate owned by the Company’s investment subsidiaries and affiliates for the years ended December 31, 2021 or 2020.

Note 5—real estate

At December 31, 2021 and 2020, the Company’s directly owned real estate investments, were carried net of third party mortgage encumbrances. There were $709 million of third party mortgage encumbrances as of December 31, 2021, and $690 million for December 31, 2020.

The directly owned real estate portfolio is diversified by property type and geographic region based on carrying value at December 31, as follows:

	Directly Owned Real Estate by Property Type:
	2021	2020
	% of Total	% of Total

Industrial buildings	45.4%	50.7%

Apartments	23.8	21.1

Office buildings	23.7	19.6

Retail	2.9	3.8

Mixed-use projects	2.1	2.4

Income-producing land	1.2	1.2

Land under development	0.9	1.2

Total	100.0%	100.0%

	Directly Owned Real Estate by Geographic Region:
	2021	2020
	% of Total	% of Total

Pacific	29.8%	31.7%

South Atlantic	28.7	27.3

South Central	13.9	15.8

Mountain	11.0	9.9

Middle Atlantic	9.8	9.4

North Central	6.8	5.9

Total	100.0%	100.0%

B-128	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 6—subsidiary, controlled and affiliated entities

The Company holds interests in SCA entities which are reported as common stock or other long-term investments. The carrying value of investments in SCA entities at December 31, are shown below (in millions):

	2021	2020

Net carrying value of the SCA entities

Reported as common stock	$5,137	$4,841

Reported as other long-term investments	22,920	21,909

Total net carrying value	$28,057	$26,750

As of December 31, 2021 and 2020, no investment in a SCA entity exceeded 10% of the Company’s admitted assets, and the Company does not have any investment in foreign insurance subsidiaries.The following tables provide information on the Company’s significant investments in non-insurance SCA entities reported as common stock, as well as information received from the NAIC in response to the filing of the common stock investments as of December 31 (in millions):

	2021
SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$3,503	$3,503	$—

	2021
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	9/16/2021	$3,141	Y	N

	2020
SCA Entities	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount

TIAA FSB Holdings, Inc.	100%	$3,141	$3,141	$—

	2020
SCA Entity	Type of NAIC Filing	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Resubmission Required Y/N

TIAA FSB Holdings, Inc.	Sub-2	8/27/2020	$3,605	Y	N
The Company holds an interest in TIAA-CREF Life Insurance Company (“TIAA Life”), an insurance SCA entity, for which the audited statutory equity reflects NYDFS departures from NAIC SAP as noted below.

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The Department requires in Regulation No. 147 (11NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The Department prescribed a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving, effective December 31, 2020, that the reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-129

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides the monetary effect on net income and surplus as a result of using NYDFS prescribed accounting practices that differed from NAIC SAP, the amount of the investment in the insurance SCA per audited statutory equity and amount of the investment if the insurance SCA had completed statutory financial statements in accordance with NAIC SAP (in millions):

	2021
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$—	$7	$835	$842

*	Per NAIC SAP (without permitted or prescribed practices)

	2020
	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Audited Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*

TIAA Life	$(1)	$7	$811	$818

*	Per NAIC SAP (without permitted or prescribed practices)

During 2021 and 2020, had TIAA Life not departed from NAIC SAP a regulatory event would not have been triggered due to risk based capital.

The Company held bonds of affiliates at December 31, 2021 and 2020 of $285 million and $341 million, respectively.

As of December 31, 2021 and 2020, the net amount due to SCA entities was $561 million and $643 million, respectively. The net amounts are generally settled on a daily or monthly basis. These balances are reported in “Other assets” and “Other liabilities.” The Company has a subsidiary deposit program which allows certain subsidiaries the ability to deposit excess cash with the Company and earn daily interest. The deposits from this program are included in the net amount due to SCA entities and were $835 million and $842 million as of December 31, 2021 and 2020, respectively.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach as defined in SSAP 97, Investments in Subsidiary, Controlled and Affiliated Entities. The financial statements for the downstream non-insurance holding companies are not audited and the Company has limited the value of its investment in these non-insurance holding companies. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The Company’s carrying value in these downstream non-insurance holding companies is $7,754 million and $6,695 million as of December 31, 2021 and 2020, respectively. Significant holdings as of December 31, are as follows (in millions):

	2021	2020
Subsidiary	Carrying Value	Carrying Value

TIAA Global Ag Holdco LLC	$981	$958

T-C Europe, LP	606	441

TIAA Infrastructure Investments, LLC	595	369

TIAA Super Regional Mall Member Sub LLC	534	577

Occator Agricultural Properties, LLC	456	365

T-C Lux Fund Holdings LLC	338	352

T-C MV Member LLC	316	318

NGFF Holdco, LLC	302	252

TGA APAC Fund Holdings, LLC	292	279

TGA MKP Member LLC	202	203

TIAA Wind Investments LLC	186	186

T-C Waterford Blue Lagoon LLC	182	197

TIAA GTR Holdco LLC	170	157

TIAA-Stonepeak Investments I, LLC	150	232

B-130	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	2021	2020
Subsidiary	Carrying Value	Carrying Value

TGA SS Self Storage Portfolio Inv Mbr LLC	140	—

TIAA-Stonepeak Investments II, LLC	139	68

730 Power Development, LLC	114	263

TEFF Holdco LLC	111	103

T-C MV Member II LLC	101	41

TGA Sparrow Investor LLC	83	—

TGA European RE Holdings I LLC	81	30

TGA EastRidge Investor Member LLC	78	75

TGA PC MCF Investor Member LLC	78	—

730 Transmission, LLC	77	112

TGA MS Self Storage Investor Member LLC	70	73

L.A. Teak Holdings, LLC	69	69

TGA SP-MPC Housing Investor Member LLC	69	54

TGA FC Investor Member LLC	69	78

Other	1,165	843

Total	$7,754	$6,695

Note 7—other long-term investments

The components of the Company’s carrying value in other long-term investments are (in millions):

	2021	2020

Affiliated other invested assets	$22,920	$21,909

Unaffiliated other invested assets	10,835	8,922

Receivables for securities, derivative collateral and line of credit	507	487

Total other long-term investments	$34,262	$31,318

As of December 31, 2021 and 2020, affiliated other invested assets consist primarily of investments through downstream legal entities in the following (in millions):

	2021	2020

Real estate	$8,178	$6,934

Operating subsidiaries and affiliates	5,474	5,347

Investment subsidiaries	3,648	3,984

Agriculture and timber	4,177	4,212

Energy and infrastructure	1,443	1,432

Total affiliated other invested assets	$22,920	$21,909

Of the $5,474 million and $5,347 million of operating subsidiaries and affiliates as of December 31, 2021 and 2020, $5,193 million and $5,060 million were attributed to Nuveen, LLC, TIAA’s largest subsidiary, respectively.

As of December 31, 2021 and 2020, unaffiliated other invested assets consist primarily of joint ventures.

The following table presents the OTTI recorded for the years ended December 31, (in millions) for other long-term investments for which the carrying value is not expected to be recovered:

	2021	2020	2019

OTTI	$624	$487	$182

The following table presents the carrying value for other long-term investments denominated in foreign currency for the years ended December 31, (in millions):

	2021	2020

Other long-term investments denominated in foreign currency	$808	$978

Intelligent Variable Annuity ∎ Statement of Additional Information	B-131

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2021, is shown below by asset category (in millions):

	2022	In later years	Total Commitments

Bonds	$725	$232	$957

Stocks	21	29	50

Mortgage loans	415	—	415

Real estate	13	—	13

Other long-term investments	2,004	6,100	8,104

Total	$3,178	$6,361	$9,539

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of real estate and commercial mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. The funding of residential mortgage loan commitments is contingent upon the loan meeting specified guidelines including property appraisal reviews and confirmation of borrower credit. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in millions):

	2021	2020	2019

Bonds	$8,667	$8,772	$8,748

Stocks	231	121	159

Mortgage loans	1,429	1,388	1,407

Real estate	382	333	276

Derivatives	215	204	190

Other long-term investments	3,274	2,022	2,261

Cash, cash equivalents and short-term investments	—	3	9

Total gross investment income	14,198	12,843	13,050

Less investment expenses	(1,070)	(1,064)	(993)

Net investment income before amortization of IMR	13,128	11,779	12,057

Plus amortization of IMR	414	380	267

Net investment income	$13,542	$12,159	$12,324

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write- downs due to OTTI for the years ended December 31, are as follows (in millions):

	2021	2020	2019

Bonds	$832	$1,382	$34

Stocks	45	46	(185)

Mortgage loans	(6)	—	—

Real estate	204	27	112

Derivatives	152	1	132

Other long-term investments	(633)	(538)	(207)

Cash, cash equivalents and short-term investments	(23)	10	—

Total before capital gains taxes and transfers to IMR	571	928	(114)

Transfers to IMR	(923)	(1,678)	(208)

Net realized capital losses less capital gains taxes, after transfers to IMR .	$(352)	$(750)	$(322)

B-132	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31, (in millions):

	2021	2020	2019

Other-than-temporary impairments:

Bonds	$100	$261	$212

Stocks	52	67	236

Mortgage Loans	—	1	—

Other long-term investments	624	487	182

Total	$776	$816	$630

Information related to the sales of long term bonds are as follows for the years ended December 31, (in millions):

	2021	2020	2019

Proceeds from sales	$17,488	$13,528	$6,757

Gross gains on sales	$1,064	$1,656	$250

Gross losses on sales	$174	$71	$75

The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Note 10—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stocks when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using a discounted cash flow analysis, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-133

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Net Asset Value (“NAV”) practical expedient—TIAA has elected the NAV practical expedient for certain investments held by its separate account. These investments are excluded from the valuation hierarchy, as these investments are fair valued using their net asset value as a practical expedient since market quotations or values from independent pricing services are not readily available. The separate account assets that have elected the NAV practical expedient represent investments in limited partnerships and limited liability companies that invest in real estate properties. The fair value, determined by the NAV practical expedient, of these assets were $812 million and $393 million for the years ended December 31, 2021 and 2020, respectively, and total unfunded commitments were $321 million and $677 million for the years ended December 31, 2021 and 2020, respectively. For these investments, redemptions are prohibited prior to liquidation.

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV, at December 31, 2021 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Assets:

Bonds	$216,479	$197,717	$—	$212,612	$3,867	$—

Common stock	4,528	4,528	4,143	54	331	—

Preferred stock	372	345	12	200	160	—

Mortgage loans	37,959	36,793	—	—	37,959	—

Derivatives	828	1,070	—	81	747	—

Other invested assets	95	76	—	95	—	—

Contract loans	1,095	1,095	—	—	1,095	—

Separate account assets	51,325	51,255	19,839	4,867	25,807	812

Cash, cash equivalents & short term investments	628	628	88	540	—	—

Total	$313,309	$293,507	$24,082	$218,449	$69,966	$812

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Liabilities:

Deposit-type contracts	$3,355	$3,355	$—	$—	$3,355	$—

FHLB Debt	75	75	—	—	75	—

Separate account liabilities	51,152	51,152	—	—	51,152	—

Derivatives	188	221	—	190	(2)	—

Total	$54,770	$54,803	$—	$190	$54,580	$—

The following table provides information about the aggregate fair value for all financial instruments and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, 2020 (in millions):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Assets:

Bonds	$226,697	$197,804	$1,665	$219,351	$5,681	$—

Common stock	802	802	487	—	315	—

Preferred stock	457	363	34	147	276	—

Mortgage loans	35,641	34,647	—	—	35,641	—

Derivatives	549	627	—	82	467	—

Other invested assets	100	76	—	100	—	—

Contract loans	1,493	1,493	—	—	1,493	—

Separate account assets	42,982	42,806	16,925	3,368	22,296	393

Cash, cash equivalents & short term investments	2,460	2,461	189	2,271	—	—

Total	$311,181	$281,079	$19,300	$225,319	$66,169	$393

B-134	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Net Asset Value (NAV)

Liabilities:

Deposit-type contracts	$3,254	$3,254	$—	$—	$3,254	$—

Separate account liabilities	42,724	42,724	—	—	42,724	—

Derivatives	495	500	—	495	—	—

Total	$46,473	$46,478	$—	$495	$45,978	$—

The estimated fair values of the financial instruments presented above are determined by the Company using market information available as of December 31, 2021 and 2020. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock, preferred stock, and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies, exchange listed equities, and public real estate investment trusts. Bonds included in level 1 as of December 31, 2020 represent SVO-identified ETFs that qualify for bond treatment as discussed in note 2, and are valued using quoted market prices. As discussed in note 2, similar bond ETFs are classified as common stock as of December 31, 2021 and are valued using quoted market prices. Cash included in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, commodity forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Other invested assets in Level 2 are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two- sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of short-term government agency notes and corporate bonds.

Cash equivalents, short term investments and common stock included in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-135

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Estimated fair value for privately traded common equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment. Included in Level 3 common stock is the Company’s holdings in the Federal Home Loan Bank of New York (“FHLBNY”) stock as described in Note 18 - FHLBNY Membership and Borrowings. As prescribed in the FHLBNY’s capital plan, the par value of the capital stock is $100 and all capital stock is issued, redeemed, repurchased, or transferred at par value. Since there is not an observable market for the FHLBNY’s stock, these securities have been classified as Level 3.

Preferred shares are valued using valuation and discounted cash flow models that require a substantial level of judgment.

Mortgage loans are valued using discounted cash flow models that utilize inputs which include loan and market interest rates, credit spreads, the nature and quality of underlying collateral and the remaining term of the loans.

Derivatives assets classified as Level 3 represent structured financial instruments that rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be corroborated by observable market data. Significant inputs that are unobservable generally include references to inputs outside the observable portion of credit curves or other relevant market measures. These unobservable inputs require significant management judgment or assumptions. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which is determined to be its fair value, and are classified as Level 3. Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent NAV of the partnership.

Separate account liabilities are accounted for at fair value, except the TIAA Stable Value separate account, which supports book value separate account agreements, in which case the assets are accounted for at amortized cost. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

FHLB debt provides additional liquidity to the Company to support general business operations. FHLB debt held by the Company is generally comprised of short term advances and is reflected as borrowed money within the Company’s financial statements. Borrowings outstanding at December 31, 2021 had maturity dates less than three business days from the reporting date. Accordingly, the fair value of the debt is valued using the par value, which approximates fair value.

Deposit-type contracts include funding agreements used in an investment spread capacity. Fair value of funding agreements is determined by discounted cash flow analysis using funding agreement interest rates as of the reporting date. Other deposit-type contracts are valued based on the accumulated account value, which approximates fair value. All deposit-type contracts are classified as Level 3.

B-136	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Assets and liabilities measured and reported at fair value

The following table provides information about the aggregate fair value for financial instruments measured and reported at fair value and their level within the fair value hierarchy as well as investments valued at their NAV at December 31, (in millions):

	2021
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,884	$—	$—	$1,884

Industrial and miscellaneous	—	213	22	—	235

Total bonds	$—	$2,097	$22	$—	$2,119

Common stock

Industrial and miscellaneous	$4,143	$54	$331	$—	$4,528

Total common stocks	$4,143	$54	$331	$—	$4,528

Preferred stock	$12	$85	$83	$—	$180

Total preferred stocks	$12	$85	$83	$—	$180

Derivatives

Interest rate contracts	$—	$12	$—	$—	$12

Foreign exchange contracts	—	375	—	—	375

Total derivatives	$—	$387	$—	$—	$387

Separate accounts assets	$19,820	$2,216	$25,807	$812	$48,655

Total assets at fair value	$23,975	$4,839	$26,243	$812	$55,869

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$122	$—	$—	$122

Credit default swaps	—	1	—	—	1

Total liabilities at fair value	$—	$123	$—	$—	$123

	2020
	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

Assets at fair value:

Bonds

U.S. Government	$—	$1,765	$—	$—	$1,765

Industrial and miscellaneous	1,665	146	90	—	1,901

Total bonds	$1,665	$1,911	$90	$—	$3,666

Common stock

Industrial and miscellaneous	$487	$—	$315	$—	$802

Total common stocks	$487	$—	$315	$—	$802

Preferred stock	$—	$—	$92	$—	$92

Total preferred stocks	$—	$—	$92	$—	$92

Derivatives

Interest rate contracts	$—	$21	$—	$—	$21

Foreign exchange contracts	—	240	—	—	240

Total derivatives	$—	$261	$—	$—	$261

Separate accounts assets	$16,901	$744	$22,296	$393	$40,334

Total assets at fair value	$19,053	$2,916	$22,793	$393	$45,155

Liabilities at fair value:

Derivatives

Foreign exchange contracts	$—	$338	$—	$—	$338

Credit default swaps	—	2	—	—	2

Total liabilities at fair value	$—	$340	$—	$—	$340

Intelligent Variable Annuity ∎ Statement of Additional Information	B-137

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Reconciliation of level 3 assets and liabilities measured and reported at fair value:

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2021 (in millions):

	Balance at 1/1/2021	Transfers into Level 3		Transfers out of Level 3	Total gains & (losses) included in Net Income	Total gains & (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at Ending 12/31/2021

Bonds	$90	$7	[a]	$(43)[c]	$3	$7	$—	$1	$(29)	$(14)	$22

Common stock	315	—		—	43	36	6,199	—	(6,262)	—	331

Preferred stock	92	90	[b]	—	(8)	3	1	—	(95)	—	83

Separate account assets	22,296	—		—	191	3,216	1,421	—	(1,216)	(101)	25,807

Total	$22,793	$97		$(43)	$229	$3,262	$7,621	$1	$(7,602)	$(115)	$26,243

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(c)	The Company transferred bonds out of Level 3 that were not measured and reported at fair value.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2020 (in millions):

	Beginning balance at 1/1/2020	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at Ending 12/31/2020

Bonds	$49	$76	[a]	$—	$(12)	$(11)	$—	$1	$(6)	$(7)	$90

Common stock	248	—		—	13	3	4,954	—	(4,903)	—	315

Preferred stock	28	71	[b]	(26)[c]	2	(19)	60	—	(1)	(23)	92

Separate account assets	22,457	—		—	(101)	(763)	1,466	—	(761)	(2)	22,296

Total	$22,782	$147		$(26)	$(98)	$(790)	$6,480	$1	$(5,671)	$(32)	$22,793

(a)	The Company transferred bonds into Level 3 that were measured and reported at fair value.
(b)	The Company transferred preferred stocks into Level 3 that were measured and reported at fair value.
(c)	The Company transferred preferred stocks out of Level 3 that were not measured and reported at fair value.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

Quantitative information regarding level 3 fair value measurements

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2021 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Fixed maturity securities:

Bank Loans	$18	Market Comparable	Credit analysis/market comparable	$71.25	$71.25

Corporate and other bonds	$4	Market comparable	Credit analysis/market comparable	$6.32	$6.32

Equity securities:

Common stock	$331	Market comparable	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple	8.0x-14.3x	11.9x

		Equity method	Book value multiple	1.0x	1.0x

		Market comparable	Credit analysis/market comparable	$4-$537,819	$48,160

Preferred stock	$83	Market comparable	Earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple	9.4x-12.0x	9.9x

		Market comparable	Price-to-book multiple	4x	4x

		Market comparable	Credit analysis/market comparable	$12.39	$12.39

B-138	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Separate account assets:

Real estate properties and real estate joint ventures	$26,369

		Income approach—discounted cash flow	Discount rate	5.8%-9.5%	6.6%

Office properties			Terminal capitalization rate	4.5%-8.5%	5.5%

		Income approach—direct capitalization	Overall capitalization rate	4.0%-8.0%	5.0%

		Income approach—discounted cash flow	Discount rate	5.0%-8.3%	6.0%

Industrial properties			Terminal capitalization rate	4.0%-6.8%	4.6%

		Income approach—direct capitalization	Overall capitalization rate	2.5%-6.5%	4.0%

		Income approach—discounted cash flow	Discount rate	5.3%-7.3%	5.9%

Residential properties			Terminal capitalization rate	4.0%-5.8%	4.5%

		Income approach—direct capitalization	Overall capitalization rate	3.5%-5.3%	4.0%

Retail properties		Income approach—discounted cash flow	Discount rate	6.0%-11.8%	7.0%

			Terminal capitalization rate	5.0%-9.5%	5.7%

		Income approach—direct capitalization	Overall capitalization rate	4.5%-9.3%	5.2%

Hotel properties		Income approach—discounted cash flow	Discount rate	9.8%	9.8%

			Terminal capitalization rate	7.8%	7.8%

		Income approach— direct capitalization	Overall capitalization rate	7.3%	7.3%

Separate account real estate assets include the values of the related mortgage loans payable in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Mortgage loans payable	$(2,381)

Office properties		Discounted cash flow	Loan-to-value ratio	36.1%-63.5%	45.8%

			Equivalency rate	1.8%-3.7%	3.2%

			Loan-to-value ratio	36.1%-63.5%	45.8%

		Net present value	Weighted average cost of capital risk premium multiple	1.2-1.4	1.3

Industrial properties		Discounted cash flow	Loan-to-value ratio	34.0%-44.9%	38.8%

			Equivalency rate	3.3%-3.7%	3.4%

			Loan-to-value ratio	34.0%-44.9%	38.8%

		Net present value	Weighted average cost of capital risk premium multiple	1.2-1.3	1.3

Residential properties		Discounted cash flow	Loan-to-value ratio	28.8%-53.6%	40.0%

			Equivalency rate	2.1%-3.0%	2.8%

			Loan-to-value ratio	28.8%-53.6%	40.0%

		Net present value	Weighted average cost of capital risk premium multiple	1.3-1.4	1.3

Retail properties		Discounted cash flow	Loan-to-value ratio	36.0%-76.3%	46.0%

			Equivalency rate	3.1%-4.0%	3.5%

			Loan-to-value ratio	36.0%-76.3%	46.0%

		Net present value	Weighted average cost of capital risk premium multiple	1.2-1.9	1.4

Separate account real estate assets include the values of the related loan receivable in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Loan receivable	$1,493

Office properties		Discounted cash flow	Loan-to-value ratio	40.5%-94.7%	72.4%

			Equivalency rate	2.4%-9.5%	5.7%

Industrial properties		Discounted cash flow	Loan-to-value ratio	29.9%-68.7%	64.5%

			Equivalency rate	4.3%-5.1%	4.6%

Residential properties		Discounted cash flow	Loan-to-value ratio	38.4%-74.7%	50.0%

			Equivalency rate	2.5%-8.6%	5.0%

Retail properties		Discounted cash flow	Loan-to-value ratio	59.8%-79.8%	66.1%

			Equivalency rate	3.5%-6.9%	5.2%

Intelligent Variable Annuity ∎ Statement of Additional Information	B-139

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Separate account real estate assets include the values of the real estate operating business in the table below:

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average

Real estate operating business	$326

		Discounted cash flow	Discount rate	7.3%	7.3%

			Terminal growth rate	4.0%	4.0%

		Market approach	EBITDA multiple	21.6x	21.6	x

Additional qualitative information on fair valuation process

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The procedures and framework for fair value methodologies are approved by the TIAA Valuation Committee. The Risk Management Valuation group is responsible for the determination of fair value in accordance with the procedures and framework approved by the TIAA Valuation Committee.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparable, certain adjustments may be made for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, third party appraiser, reviewed by the Company’s internal appraisal staff and as applicable, the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market.

The loans receivable are valued internally by the Risk Management Valuation group, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the liquidity for loans of similar characteristics, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral) and the credit quality of the counterparty. The Real Estate Account continues to use the revised value after valuation adjustments for the loan receivable to calculate the Account’s daily NAV until the next valuation review.

B-140	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Note 11—restricted assets

The following tables provide information on the amounts and nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31, (in millions):

	2021
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,247	$—	$4	$—	$2,251	$365	$1,886	$—	$2,251	0.65%	0.66%

FHLB capital stock	186	—	—	—	186	181	5	—	186	0.05%	0.05%

On deposit with states	16	—	—	—	16	17	(1)	—	16	0.01%	0.01%

Pledged as collateral to FHLB (including assets backing funding agreements)	2,139	—	—	—	2,139	1,990	149	—	2,139	0.62%	0.62%

Pledged as collateral not captured in other categories	63	—	—	—	63	269	(206)	—	63	0.02%	0.02%

Other restricted assets	—	—	25	—	25	23	2	—	25	0.01%	0.01%

Total restricted assets	$4,651	$—	$29	$—	$4,680	$2,845	$1,835	$—	$4,680	1.36%	1.37%

	2020
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase/ (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$361	$—	$4	$—	$365	$395	$(30)	$—	$365	0.11%	0.11%

FHLB capital stock	181	—	—	—	181	104	77	—	181	0.05%	0.06%

On deposit with states	17	—	—	—	17	17	—	—	17	0.01%	0.01%

Pledged as collateral to FHLB (Including assets backing funding agreements)	1,990	—	—	—	1,990	449	1,541	—	1,990	0.60%	0.61%

Pledged as collateral not captured in other categories	269	—	—	—	269	35	234	—	269	0.08%	0.08%

Other restricted assets	—	—	23	—	23	124	(101)	—	23	0.01%	0.01%

Total restricted assets	$2,818	$—	$27	$—	$2,845	$1,124	$1,721	$—	$2,845	0.86%	0.88%

The pledged as collateral not captured in other categories represents derivative collateral the Company has pledged and collateral pledged associated with forward loan purchase agreements.

The other restricted assets represents preferred stocks held within the general account for which the transfer of ownership was restricted by contractual requirements and real estate deposits held within separate accounts.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-141

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following tables provide the collateral received and reflected as assets by the Company and the recognized obligation to return collateral assets as of December 31, (in millions):

	2021
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$773	$773	0.26%	0.27%

Securities lending collateral assets	2,247	2,247	0.76%	0.77%

Total General Account Collateral Assets	$3,020	$3,020	1.02%	1.04%

Separate Account:

Securities lending collateral assets	$4	$4	0.01%	0.01%

Total Separate Account Collateral Assets	$4	$4	0.01%	0.01%

	2021
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Asset (General Account)	$3,020	1.21%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

	2020
Collateral Assets	Book/Adjusted Carrying Value (BACV)	Fair Value	BACV to Total Assets (Admitted and Nonadmitted)	BACV to Total Admitted Assets

General Account:

Cash, cash equivalents and short-term investments	$356	$356	0.12%	0.13%

Securities lending collateral assets	361	361	0.13%	0.13%

Total General Account Collateral Assets	$717	$717	0.25%	0.26%

Separate Account:

Securities lending collateral assets	$4	$4	0.01%	0.01%

Total Separate Account Collateral Assets	$4	$4	0.01%	0.01%

	2020
	Amount	% of Total Liabilities

Recognized Obligation to Return Collateral Assets (General Account)	$717	0.29%

Recognized Obligation to Return Collateral Asset (Separate Account)	$4	0.01%

The Company receives primarily cash collateral for derivatives. The Company reinvests the cash collateral or uses the cash for general corporate purposes.

Note 12—derivative financial instruments

The Company uses derivative instruments for economic hedging and asset replication purposes. The Company does not engage in derivative financial instrument transactions for speculative purposes. The Company does not enter into derivative financial instruments with financing premiums.

Counterparty and Credit Risk: Derivative financial instruments used by the Company may be exchange-traded or contracted in the over-the-counter market (“OTC”). The Company’s OTC derivative transactions are cleared and settled through central clearing counterparties (“OTC-cleared”) or through bilateral contracts with other counterparties (“OTC-bilateral”). Should an OTC-bilateral counterparty fail to perform its obligations under contractual terms, the Company may be exposed to credit-related losses. The current credit exposure of the Company’s derivatives is limited to the net positive fair value of derivatives at the reporting date, after taking into consideration the existence of netting agreements and any collateral received. All of the credit exposure for the Company from OTC-bilateral contracts is with investment grade counterparties. The Company also monitors its counterparty credit quality on an ongoing basis.

B-142	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each derivative counterparty relating to OTC transactions. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, are put in place with a majority of the Company’s derivative OTC-bilateral counterparties. The CSAs allow the Company’s mark-to-market exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. The Company also exchanges cash and securities margin for derivatives traded through a central clearinghouse. As of December 31, 2021 and 2020, counterparties pledged $773 million and $356 million, respectively, of cash collateral and margin to the Company.

The Company must also post collateral or margin to the extent its net position with a given counterparty or clearinghouse is at a loss relative to the counterparty. As of December 31, 2021 and 2020, the Company pledged the following collateral and margin to its counterparties (in millions):

	December 31,
	2021	2020

Cash collateral and margin	$3	$253

Securities collateral and margin	$47	$9

The amount of accounting loss the Company will incur if any party to the derivative contract fails completely to perform according to the terms of the contract and the collateral or other security, if any, for the amount due proved to be of no value to the Company is equal to the gross asset value and accrued interest receivable of all derivative contracts which, as of December 31, 2021 and 2020, were $1,172 million and $713 million, respectively.

Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating falls below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination requires immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features in a liability position on December 31, 2021 and 2020 were $67 million and $265 million, respectively, for which the Company posted collateral of $57 million and $253 million, respectively, through the normal course of business.

Derivative Types: The Company utilizes the following types of derivative financial instruments and strategies within its portfolio:

Interest Rate Swaps: The Company enters into interest rate swap contracts to economically hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. The Company does not apply hedge accounting for these derivatives instruments.

Foreign Currency Swap Contracts: The Company enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. The Company applies hedge accounting to certain of these derivatives instruments and fair value accounting to the majority of these derivatives instruments.

Foreign Currency Forward Contracts: The Company enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. The Company does not apply hedge accounting for these derivatives instruments.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps to hedge against unexpected credit events on selective investments held in the Company’s investment portfolio. The Company pays a periodic fee in exchange for the right to put the underlying investment back to the counterparty at par upon a credit event by the underlying referenced issuer. Credit events are typically defined as bankruptcy, failure to pay, or certain types of restructuring. The Company does not apply hedge accounting for these derivatives instruments.

Written Credit Default Swaps used in Replication Transactions: Credit default swaps are used by the Company in conjunction with long-term bonds as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions (the derivative component) established concurrently with other investments (the cash component) in order to “replicate” the investment characteristics of another permissible instrument (the reference entity). The Company sells credit default swaps on single name corporate or sovereign credits, credit indices, or credit index tranches and provides credit default protection to the buyer. Events or circumstances that would require the Company to perform under a written credit default swap may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, debt restructuring, or default. The Company does not apply hedge accounting for these derivatives instruments.

Asset Swaps: The Company enters into asset swap contracts to hedge against inflation risk associated with its U.S. Treasury Inflation Protected Securities (TIPS). The Company also uses asset swap contracts in certain RSATs. For hedges of its TIPS, the Company pays all cash flows received from the TIPS security to the counterparty in exchange for fixed interest rate coupon

Intelligent Variable Annuity ∎ Statement of Additional Information	B-143

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

payments. The Company applies hedge accounting for asset swaps used in hedging transactions, and does not apply hedge accounting for asset swaps used in RSATs.

Total Return Swaps: The Company enters into total return swap contracts in conjunction with long-term bonds as part of its RSAT strategy. The Company does not apply hedge accounting for these derivatives instruments.

Commodity Forward Contracts: The Company enters into forward contracts to sell crude oil at a specified price on a specified future date in order to economically hedge against the effect of fluctuations in crude oil prices on certain equity investments held in its investment portfolio. The Company does not apply hedge accounting for these derivatives instruments.

The table below illustrates the change in net unrealized capital gains and losses and realized capital gains and losses from derivative instruments. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes (in millions):

	December 31, 2021		December 31, 2020		December 31, 2019
Qualifying hedge relationships	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)	Change in Net Unrealized Capital Gain (Loss)	Net Realized Capital Gain (Loss)

Foreign currency swap contract	$116	$(2)	$(133)	$(1)	$(19)	$(5)

Total qualifying hedge relationships	$116	$(2)	$(133)	$(1)	$(19)	$(5)

Non-qualifying hedge relationships

Commodity forwards	—	—	—	—	—	—

Foreign currency swaps	216	5	(253)	112	(17)	22

Foreign currency forwards	134	123	(76)	(125)	(71)	108

Interest rate contracts	(8)	—	9	—	8	—

Purchased credit default swaps	—	—	—	—	—	—

Total non-qualifying hedge relationships	$342	$128	$(320)	$(13)	$(80)	$130

Derivatives used for other than hedging purposes	—	26	—	15	—	7

Total derivatives	$458	$152	$(453)	$1	$(99)	$132

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to a counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The Company will record an other-than-temporary impairment loss on a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss.

The Company enters into replication transactions whereby credit default swaps have been written by the Company on credit indices, credit index tranches, or single name corporate or sovereign credits. Credit index positions represent replications where credit default swaps have been written by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 liquid investment grade credits domiciled in North America and represents a broad exposure to the investment grade corporate market. Index positions also represent replications where credit default swaps have been written by the Company on the Dow Jones North American High Yield Series of indexes (DJ.NA.HY). Each index is comprised of 100 high yield credits domiciled in North America and represents a broad exposure to the high yield corporate market.

The Company writes contracts on the “Senior” tranche of the Dow Jones North American Investment Grade Index Series 25, 27, 29, 31 and 33, 35 and 37 (DJ.NA.IG.25, DJ.NA.IG.27, DJ.NA.IG.29, DJ.NA.IG.31, DJ.NA.IG.33, DJ.NA.IG.35 and DJ.NA.IG37, respectively), whereby the Company is obligated to perform should the default rates of each index fall between 7%-15%. The Company also writes contracts on the “Super Senior” tranche of the Dow Jones North American High Yield Index Series 27, 31, 33, 35,and 37 (DJ.NA.HY.27, DJ.NA.HY.31, DJ.NA.HY.33, DJ.NA.HY.35 and DJ.NA.HY.37 respectively), whereby the Company is obligated to perform should the default rates of each index fall between 35%-100%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts.

B-144	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Information related to the credit quality of replication positions involving credit default swaps appears below. The values below are listed in order of their NAIC credit designation, with a designation of 1 having the highest credit quality based on the underlying asset referenced by the credit default swap (in millions):

		December 31, 2021			December 31, 2020
	Referenced Credit Obligation	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity	CDS Notional Amount	CDS Estimated Fair Value	Weighted Average Years to Maturity

RSAT NAIC Designation

1 Highest quality	Single name credit default swaps	$—	$—	—	$—	$—	—

	Credit default swaps on indices	11,007	740	4	9,167	468	4
	Subtotal	11,007	740	4	9,167	468	4

2 High quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	96	9	2	—	—	—
	Subtotal	96	9	2	—	—	—

3 Medium quality	Single name credit default swaps	—	—	—	—	—	—

	Credit default swaps on indices	—	—	—	—	—	—
	Subtotal	—	—	—	—	—	—

Total		$11,103	$749	6	$9,167	$468	4

The table below illustrates derivative asset and liability positions held by the Company, including notional amounts, carrying values and estimated fair values. Instruments utilizing hedge accounting treatment are shown as qualifying hedge relationships. Hedging instruments that utilize fair value accounting are shown as non-qualifying hedge relationships. Derivatives used in replication strategies are shown as derivatives used for other than hedging purposes.

		Summary of Derivative Positions
		(in millions)
		December 31, 2021			December 31, 2020
Qualifying Hedge Relationships		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV

Asset swaps	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	1,210	—	(423)	1,210	—	(182)

Foreign currency swap contracts	Assets	1,358	57	122	37	3	5

	Liabilities	2,050	(96)	(67)	1,942	(158)	(157)

Total qualifying hedge relationships		$4,618	$(39)	$(368)	$3,189	$(155)	$(334)

Non-qualifying hedge relationships

Commodity forwards	Assets	$—	$—	$—	$—	$—	$—

	Liabilities	—	—	—	—	—	—

Interest rate contracts	Assets	166	12	9	166	21	20

	Liabilities	—	—	—	—	—	—

Foreign currency swaps	Assets	4,144	327	327	2,946	240	240

	Liabilities	2,502	(105)	(105)	3,163	(234)	(234)

Foreign currency forwards	Assets	1,715	48	48	148	—	—

	Liabilities	2,486	(17)	(17)	4,584	(104)	(104)

Purchased credit default swaps	Assets	—	—	—	—	—	—

	Liabilities	131	(1)	(1)	144	(2)	(2)

Total non-qualifying hedge relationships		$11,144	$264	$261	$11,151	$(79)	$(80)

Derivatives used for other than hedging purposes

Written credit default swaps	Assets	$11,003	$625	$747	$9,067	$363	$467

	Liabilities	100	(1)	2	100	(2)	1

Asset swaps and total return swaps	Assets	10	—	(2)	10	—	(1)

	Liabilities	—	—	—	—	—	—

Total derivatives used for other than hedging purposes		$11,113	$624	$747	$9,177	$361	$467

Total derivatives		$26,875	$849	$640	$23,517	$127	$53

Intelligent Variable Annuity ∎ Statement of Additional Information	B-145

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

For the year ended December 31, 2021 and 2020, the average fair value of derivatives used for other than hedging purposes, was $463 million and $411 million.

Note 13—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding after-tax variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 is registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA” or “VA-2”) is a segregated investment account organized on February 22, 1995, under the insurance laws of the State of New York for the purpose of providing an investment option to TIAA’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. VA-2 is registered with the Commission under the Securities Act of 1933 effective October 2, 1995. VA-2’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 is registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value Separate Account (“TSV”) is an insulated, non-unitized separate account established on March 31, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The separate account supports a flexible premium group deferred fixed annuity contract intended to be offered to employer sponsored retirement plans. The assets of this account are carried at book value.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Separate Account VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Real Estate Account	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Separate Account VA-3	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Stable Value	Group deferred fixed annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets as of December 31 attributed to the following products (in millions):

Product	2021	2020

TIAA Real Estate Account	$28,844	$23,458

TIAA Separate Account VA-3	18,395	15,658

TIAA Separate Account VA-1	1,416	1,218

TIAA Stable Value	2,600	2,472

Total	$51,255	$42,806

In accordance with the products recorded within the separate accounts, some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The general account provides the REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. When the REA cannot fund participant requests, the general account will fund the requests by purchasing accumulation units in the REA. Under this agreement, the Company guarantees participants will be able to redeem their accumulation units at their accumulation unit value determined after the transfer or withdrawal request is received in good order.

B-146	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2021
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$665	$—	$4,443	$5,108

Reserves

For accounts with assets at:

Fair value	$—	$—	$47,883	$47,883

Amortized cost	2,497	—	—	2,497

Total reserves	$2,497	$—	$47,883	$50,380

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,497	$—	$—	$2,497

At fair value	—	—	47,883	47,883

Total reserves	$2,497	$—	$47,883	$50,380

*	Withdrawable at book value without adjustment or charge.

	2020
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,215	$—	$4,077	$5,292

Reserves

For accounts with assets at:

Fair value	$—	$—	$40,105	$40,105

Amortized cost	2,385	—	—	2,385

Total reserves	$2,385	$—	$40,105	$42,490

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$2,385	$—	$—	$2,385

At fair value	—	—	40,105	40,105

Total reserves	$2,385	$—	$40,105	$42,490

*	Withdrawable at book value without adjustment or charge.

	2019
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$711	$—	$4,475	$5,186

Reserves

For accounts with assets at:

Fair value	$—	$—	$41,653	$41,653

Amortized cost	1,606	—	—	1,606

Total reserves	$1,606	$—	$41,653	$43,259

By withdrawal characteristics:

Subject to discretionary withdrawal:

At book value without market value adjustment and with current surrender charge of 5% or less*	$1,606	$—	$—	$1,606

At fair value	—	—	41,653	41,653

Total reserves	$1,606	$—	$41,653	$43,259

*	Withdrawable at book value without adjustment or charge.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-147

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following is a reconciliation of transfers to (from) the Company to the separate accounts for the years ended December 31, (in millions):

	2021	2020	2019

Transfers reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$5,755	$5,631	$5,513

Transfers from separate accounts	(4,953)	(8,343)	(4,355)

Reconciling adjustments:

Fund transfer exchange gain (loss)	—	(1)	—

Transfers reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$802	$(2,713)	$1,158

Note 14—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 for all other products.

Effective January 1, 2020 variable annuity reserving follow VM-21. During 2020, the Company elected the factor based alternative method under VM-21, which is an option allowed for variable annuity writers with no living benefits. This method is similar to the factor based alternative method used prior to 2020 in accordance with AG43. Given the similar methodology under VM-21 and AG43, there was no impact from the change in the reserve valuation basis. Effective December 31, 2020 reserves were also subject to the NYDFS floor prescribed under NYDFS Regulation 213, Principle-Based Reserving. The Company’s reported reserve for variable annuities as of December 31, 2021 and 2020 is the greater of those prescribed under VM-21 and Regulation 213. The Company did not have a material difference in the reported reserve for variable annuities as a result of the floor prescribed under Regulation 213 for the periods ending December 31, 2021 and 2020.

The Company has established policy reserves on deferred and payout annuity contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP. The excess above the minimum is as follows (in millions):

	December 31, 2021	December 31, 2020

Deferred and payout annuity contracts issued after 2000	3,988	$4,118

The Company performed asset adequacy analysis in order to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2021 and 2020.

For ordinary and collective life insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for the vast majority of issues on and after such date. Five-year renewable term policies issued on or after January 1, 1994 use the greater of unitary and segmented reserves, where each segment is equal to the term period. Annual renewable term policies and cost of living riders issued on and after January 1, 1994 uses the segmented reserves, where each segment is equal to one year in length.

Liabilities for incurred but not reported life insurance claims are based on historical experience and set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total active lives disability waiver of premium reserve.

As of December 31, 2021 and 2020, the Company had $201 million and $236 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost are determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest is determined from the basic data.

B-148	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Withdrawal characteristics of individual annuity reserves, group annuity reserves, and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2021
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$26,938	$26,938	14.1%

At book value without adjustment (minimal or no charge or adjustment)	31,721	—	—	31,721	16.5%

Not subject to discretionary withdrawal	133,034	—	—	133,034	69.4%

Total (direct + assumed)	$164,755	$—	$26,938	$191,693	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$164,755	$—	$26,938	$191,693

	2020
INDIVIDUAL ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$22,799	$22,799	12.0%

At book value without adjustment (minimal or no charge or adjustment)	32,869	—	—	32,869	17.4%

Not subject to discretionary withdrawal	133,749	—	—	133,749	70.6%

Total (direct + assumed)	$166,618	$—	$22,799	$189,417	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$166,618	$—	$22,799	$189,417

	2021
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$20,930	$20,930	25.7%

At book value without adjustment (minimal or no charge or adjustment)	33,510	2,488	—	35,998	44.1%

Not subject to discretionary withdrawal	24,592	—	—	24,592	30.2%

Total (direct + assumed)	$58,102	$2,488	$20,930	$81,520	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$58,102	$2,488	$20,930	$81,520

	2020
GROUP ANNUITIES:	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$17,293	$17,293	22.9%

At book value without adjustment (minimal or no charge or adjustment)	32,096	2,378	—	34,474	45.6%

Not subject to discretionary withdrawal	23,833	—	—	23,833	31.5%

Total (direct + assumed)	$55,929	$2,378	$17,293	$75,600	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$55,929	$2,378	$17,293	$75,600

Intelligent Variable Annuity ∎ Statement of Additional Information	B-149

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	2021
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$15	$15	0.4%

At book value without adjustment (minimal or no charge or adjustment)	1,274	9	—	1,283	38.0%

Not subject to discretionary withdrawal	2,081	—	—	2,081	61.6%

Total (direct + assumed)	$3,355	$9	$15	$3,379	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$3,355	$9	$15	$3,379

	2020
DEPOSIT-TYPE CONTRACTS: (no life contingencies)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$12	$12	0.4%

At book value without adjustment (minimal or no charge or adjustment)	1,172	7	—	1,179	36.0%

Not subject to discretionary withdrawal	2,082	—	—	2,082	63.6%

Total (direct + assumed)	$3,254	$7	$12	$3,273	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$3,254	$7	$12	$3,273

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for certain subsidiaries and affiliates. Under management agreements, the Company provides investment advisory and administrative services for TIAA Life and administrative services to TIAA, FSB (“the Bank”) and VA-1. Additionally, the Company entered into a General Service and Facilities Agreements with Nuveen, LLC, for the Company to provide and receive general services at cost inclusive of charges for overhead.

As the common pay-agent, the Company allocated expenses of $2,125 million, $1,894 million and $2,002 million to its various subsidiaries and affiliates for the years ended December 31, 2021, 2020 and 2019, respectively. The expense allocation process determines the portion of the operating expenses attributable to each legal entity based on defined allocation methodologies. These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization of TIAA, are provided at-cost by the Company and two of its subsidiaries, TIAA-CREF Investment Management, LLC (“TCIM”) and TIAA-CREF Individual and Institutional Services, LLC (“TC Services”). Such services are provided in accordance with an Administrative Service Agreement between CREF and the Company, an Investment Management Agreement between CREF and TCIM, and a Principal Underwriting and Distribution Services Agreement between CREF and TC Services (collectively the “CREF Agreements”). The Company is the common pay-agent for CREF and TC Services. The Company collects the distribution expense reimbursements from CREF and then remits those payments to TC Services. The administration and investment expenses incurred by the Company are included in operating expenses and offset against the related expense reimbursements received from CREF and Nuveen Services, respectively. The expense reimbursements under the CREF Agreements and the equivalent expenses, amounted to approximately $563 million, $610 million, and $566 million for the years ended December 31, 2021, 2020 and 2019, respectively.

TC Services maintains a Distribution Agreement with the Company under which TC Services is the principal underwriter and distributor for variable annuity contracts issued by the Company. TC Services also maintains a Distribution Agreement with the Company under which TC Services is the distributor for proprietary and non- proprietary mutual funds. Such activities performed by TC Services are on a cost reimbursement basis. The Company paid $225 million, $274 million and $259 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Distribution Agreement covering proprietary and non-proprietary mutual funds has been amended as of January 1, 2022, whereby the Company will no longer provide cost reimbursements to TC Services for this service.

B-150	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

Effective February 2019, the Company renewed a General Service Agreement whereby the Company provides general administrative services such as technology, marketing, finance, corporate overhead and individual advisory services to the Bank. Expense allocations to the Bank were $84 million, $91 million, and $105 million for the years ended December 31, 2021, 2020, and 2019, respectively.

Teachers Advisors, LLC (“Advisors”) provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Nuveen Securities, LLC (“Securities”), an indirect subsidiary of Nuveen, LLC, distributes registered securities for certain proprietary funds and non-proprietary mutual funds.

The Company has Investment Management Agreements with Advisors and Nuveen Alternatives Advisors, LLC, wholly-owned subsidiaries of Nuveen, LLC, to manage, at a negotiated fee, investments held within the Company’s General Account including investments owned by investment subsidiaries of the Company. The Company paid $187 million, $210 million and $215 million to Advisors and $278 million, $269 million and $233 million to Nuveen Alternatives Advisers, LLC, for the years ended December 31, 2021, 2020 and 2019, respectively.

The Company has an Omnibus Service Agreement with Nuveen, LLC, pursuant to which Nuveen, LLC directly or through its subsidiaries agreed to provide services complementary to investment management to the Company at cost, inclusive of charges for overhead. The Company paid $7 million to Nuveen, LLC for each of the years ended December 31, 2021, 2020 and 2019.

Effective January 1, 2019, the Company entered into a sublease agreement for certain leases and leasehold improvements with Nuveen Services, LLC. The Company makes the applicable lease payments on behalf of Nuveen Services, LLC and then allocates those costs. Under the sublease agreement, the Company allocated $16 million, $16 million and $15 million to Nuveen Services, LLC for the years ended December 31, 2021, 2020, 2019, respectively.

All services necessary for the operation of the REA are provided at-cost by the Company and TC Services. The Company provides investment management and administrative services for the REA in accordance with an Investment Management and Administrative Agreement. Distribution services for the REA are provided in accordance with a Distribution Agreement among TC Services, the Company and the REA (collectively the “Agreements”). The Company and TC Services receive payments from the REA on a daily basis according to formulae established annually and adjusted periodically for performance of these Agreements. The daily fee is based on an estimate of the at-cost expenses necessary to operate the REA and is based on projected REA expense and asset levels, with the objective of keeping the fees as close as possible to actual expenses attributable to operating the REA. At the end of each quarter, any differences between the daily fees paid and actual expenses for the quarter are added to or deducted from REA’s fee in equal daily installments over the remaining days in the immediately following quarter. Reimbursements collected under the Agreements amounted to approximately $140 million, $140 million, and $150 million for the periods ended December 31, 2021, 2020 and 2019, respectively.

The Company provides certain separate account guarantees, including a liquidity guarantee to REA, and is compensated for these guarantees. See Note 20 Contingencies and Guarantees for additional information on separate account guarantees.

The Company has a Service Agreement with the Bank, whereby the Bank provides general services in support of the Company’s and its subsidiaries’ activities at cost inclusive of charges for overhead. The Company paid $11 million, $7 million and $11 million to the Bank for the years ended December 31, 2021, 2020 and 2019, respectively.

The Bank services certain residential mortgage loans held by the Company. As of December 31, 2021 and 2020, the Company held $459 million and $487 million of residential mortgage loans serviced by the Bank, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with Nuveen Investments, an indirect subsidiary of Nuveen, LLC, whereby the Company provides cash disbursements and related services at cost. The Company allocated $145 million, $118 million, and $119 million to Nuveen Investments for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA Endowment and Philanthropic Services (“TEPS”), an indirect subsidiary of TIAA, whereby the Company provides cash disbursements and related services at cost. The Company allocated $39 million, $52 million, and $63 million to TEPS for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a Cash Disbursement and Reimbursement Agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a subsidiary of the Company, whereby the Company provides cash disbursements and related services at cost. The Company allocated $73 million, $83 million, and $72 million to TFI for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a Service Agreement with TIAA India, an indirect wholly-owned subsidiary of the Company, whereby TIAA India provides information technology and non-technology services for the Company and its affiliates. The Company paid $85 million, $74 million, and $68 million to TIAA India for the years ended December 31, 2021, 2020, and 2019, respectively.

The Company has a Technology Support and Services Agreement with MyVest Corporation (“MyVest”), a wholly- owned subsidiary of the Company, whereby MyVest provides project and program management services for the Company. The Company paid

Intelligent Variable Annuity ∎ Statement of Additional Information	B-151

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

$35 million, $30 million, and $28 million to MyVest for the years ended December 31, 2021, 2020, and 2019, respectively. The Company agrees to provide MyVest administrative services for use in its day to day operations. MyVest reimbursed the Company for administrative services in the amount of $1 million for each of the years ended December 31, 2021, 2020 and 2019, respectively.

The Bank provides Custody and Trustee Services for TIAA Institutional Retirement, Retiree Health and Retirement Choice Plus Plans as well as perform IRA Custodial services for an IRA and Investment Solutions IRA Agreements which is paid by bank fees. The Company paid $6 million, $6 million, and $5 million to the Bank for the years ended December 31, 2021, 2020, and 2019, respectively.

Effective April 1, 2021, the Company entered into a service and subcontracting agreement with TIAA Shared Services, LLC (“TSS”), a wholly-owned subsidiary of the Company. Under the agreement, TSS serves as an internal administrative service provider for the Company as well as for CREF and the Company’s affiliates with existing administrative services agreements with the Company. The Company pays to TSS compensation it receives (and TSS reimburses the Company for disbursements it makes) relating to the provision of administrative services for the Company. The Company also reimburses TSS at cost for administrative services provided in support of the Company’s insurance business and the fulfillment of its contractual obligation to provide such services to CREF and the Company’s affiliates. The Company also provides to TSS any services necessary to conduct its operations, and TSS reimburses the Company at cost for these services. TSS reimbursed the Company $340 million for the year ended December 31, 2021.

Note 16—federal income taxes

By charter, the Company is a stock life insurance company operating on a non-profit basis. However, the Company has been fully subject to federal income taxation as a stock life insurance company since January 1, 1998.

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2021 or December 31, 2020.

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2021			12/31/2020			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross Deferred Tax Assets	$4,869	$914	$5,783	$5,623	$596	$6,219	$(754)	$318	$(436)

b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted Gross Deferred Tax Assets (a–b)	4,869	914	5,783	5,623	596	6,219	(754)	318	(436)

d) Deferred Tax Assets Non-admitted	1,794	130	1,924	2,767	131	2,898	(973)	(1)	(974)

e) Subtotal Net Admitted Deferred Tax Asset (c-d)	3,075	784	3,859	2,856	465	3,321	219	319	538

f) Deferred Tax Liabilities	1,450	729	2,179	771	395	1,166	679	334	1,013

g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (e–f)	$1,625	$55	$1,680	$2,085	$70	$2,155	$(460)	$(15)	$(475)

	12/31/2021			12/31/2020			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components SSAP No. 101
a) Federal Income Taxes Paid In Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From (a) above After Application of the Threshold Limitation.(The Lesser of (b)1 and (b)2 Below)	1,625	55	1,680	2,085	70	2,155	(460)	(15)	(475)
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date	1,625	55	1,680	2,085	70	2,155	(460)	(15)	(475)
2. Adjusted Gross DTA Allowed per Limitation Threshold	XXX	XXX	6,189	XXX	XXX	5,672	XXX	XXX	517

c) Adjusted Gross DTA (Excluding The Amount Of DTA From (a) and (b) above) Offset by Gross DTL	1,450	729	2,179	771	395	1,166	679	334	1,013
d) DTA Admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$3,075	$784	$3,859	$2,856	$465	$3,321	$219	$319	$538

B-152	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

	2021	2020

Ratio percentage used to determine recovery period and threshold limitation amount	1,088%	964%

Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in millions)	$41,259	$37,811

	12/31/2021		12/31/2020		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in millions)

Determination of adjusted gross DTAs and net admitted DTAs, by tax character as a percentage

Adjusted Gross DTAs Amount From Above	$4,869	$914	$5,623	$596	$(754)	$318

Percentage Of Adjusted Gross DTAs By Tax Character Attributable To The Impact Of Tax Planning Strategies	—%	—%	—%	—%	—%	—%

Net Admitted Adjusted Gross DTAs Amount From Above	$3,075	$784	$2,856	$465	$219	$319

Percentage Of Net Admitted Adjusted Gross DTAs By Tax Character Admitted Because Of The Impact Of Tax Planning Strategies	17.93%	—%	14.70%	—%	3.23%	—%

The Company supports the admittance of $548 million of DTA with $2,700 million of tax planning strategies. The Company does not have tax planning strategies that include the use of reinsurance.

The Company has no temporary differences for which DTLs are not recognized.

Income taxes incurred consist of the following major components (in millions):

	2021	2020	2019

Current Income Tax:

Federal income tax expense (benefit)	$(139)	$(352)	$(189)

Foreign taxes	1	—	—

Subtotal	$(138)	$(352)	$(189)

Federal income taxes expense on net capital gains	447	439	204

Generation/(utilization) of loss carry-forwards	(308)	(87)	(15)

Intercompany tax sharing expense/(benefit)	(271)	(22)	(2)

Other	4	10	19

Federal and foreign income tax expense / (benefit)	$(266)	$(12)	$17

	12/31/2021	12/31/2020	Change

Deferred Tax Assets:

Ordinary:

Policyholder reserves	$476	$595	$(119)

Investments	412	463	(51)

Policyholder dividends accrual	420	383	37

Fixed assets	182	183	(1)

Compensation and benefits accrual	330	305	25

Net operating loss carry-forward	108	527	(419)

Other (including items < 5% of total ordinary tax assets)	549	622	(73)

Intangible assets – business in force and software	2,392	2,545	(153)

Subtotal	$4,869	$5,623	$(754)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	1,794	2,767	(973)

Admitted ordinary deferred tax assets	$3,075	$2,856	$219

Capital:

Investments	$892	$575	$317

Real estate	22	21	1

Subtotal	$914	$596	$318

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	130	131	(1)

Admitted capital deferred tax assets	784	465	319

Admitted deferred tax assets	$3,859	$3,321	$538

Intelligent Variable Annuity ∎ Statement of Additional Information	B-153

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

	12/31/2021	12/31/2020	Change

Deferred Tax Liabilities:

Ordinary:

Investments	$1,243	$513	$730

Reserves transition adjustment	205	256	(51)

Other (including items < 5% of total ordinary tax liabilities)	2	2	—

Subtotal	$1,450	$771	$679

Capital:

Investments	$729	$395	$334

Subtotal	$729	$395	$334

Deferred tax liabilities	$2,179	$1,166	$1,013

Net Deferred Tax:

Assets/Liabilities	$1,680	$2,155	$(475)

The provision for federal and foreign income taxes incurred differs from the amount obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2021 are as follows (in millions):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$951	21.00%

Dividends received deduction	(94)	(2.08)%

Amortization of interest maintenance reserve	(87)	(1.92)%

Other	52	1.16%

Total statutory income taxes	$822	18.16%

Federal and foreign income tax expense (benefit)—Ordinary	$(266)	(5.86)%

Federal and foreign income tax expense (benefit)—Capital	—	—%

Change in net deferred income tax charge (benefit)	1,088	24.02%

Total statutory income taxes	$822	18.16%

As of December 31, 2021, the Company had the following net operating loss carry forwards (in millions):

Year Incurred	Net Operating Losses	Year of Expiration

2015	$231	2030

2017	283	2032

Total	$514

As of December 31, 2021, the Company had $0 foreign tax credit carry forwards.

As of December 31, 2021, the Company has no taxes available for recoupment in the event of future losses. At December 31, 2021, and 2020, the Company has no capital loss carry forwards.

At December 31, 2021, the Company has general business credits of $33 million generated during the years 2004 to 2020 and expiring between 2024 to 2040.

The Company does not have any protective tax deposits on deposit with the Internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in tax-sharing agreements. Under the general agreement, which applies to all of the below listed entities except those denoted with an asterisk (*), current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

1) 730 Texas Forest Holdings, Inc.

2) AMC Holding, Inc.

3) Business Property Lending, Inc.

4) CustomerOne Financial Network, Inc.

B-154	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

5) Elite Lender Services, Inc.

6) GreenWood Resources, Inc.

7) MyVest Corporation

8) ND Properties, Inc.

9) NIS/R&T, Inc.*

10) Nuveen Holdings, Inc.*

11) Nuveen Holdings 1, Inc. *

12) Nuveen Investments, Inc.*

13) Nuveen Investments Holdings, Inc.*

14) Nuveen Securities, LLC*

15) Oleum Holding Company, Inc.

16) T-C Europe Holding, Inc.

17) T-C SP, Inc.

18) Terra Land Company

19) TIAA-CREF Life Insurance Company

20) TIAA Board of Governors

21) TIAA-CREF Tuition Financing, Inc.

22) TIAA Commercial Finance, Inc.

23) TIAA FSB Holdings, Inc.

24) TIAA, FSB

25) Tygris Asset Finance, Inc.

26) Tygris Commercial Finance Group, Inc.

27) Westchester Group Asset Management, Inc.

28) Westchester Group Farm Management, Inc.

29) Westchester Group Investment Management Holding Company, Inc.

30) Westchester Group Investment Management, Inc.

31) Westchester Group Real Estate, Inc.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc. makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen Holdings 1, Inc. is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

Amounts receivable (payable) from the Company’s subsidiaries for federal income taxes are $7 million and ($27) million at December 31, 2021 and 2020, respectively.

The Company’s tax years 2014 through 2016 are currently under examination by the Internal Revenue Service (“IRS”), and tax years 2017 through 2020 are open for examination.

Note 17—repurchase and securities lending programs

Repurchase program

The Company has a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. For repurchase agreements, the Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

The Company has procedures in place to monitor the value of the collateral held and the fair value of the securities transferred under the agreements. If at any time the value of the collateral received from the counterparty falls below 95% of the fair value of the securities transferred, the Company is entitled to receive additional collateral from its counterparty. The Company monitors the estimated fair value of the securities sold under the agreements on a daily basis with additional collateral sent/obtained as necessary. If the counterparty were to default on its obligation to return the securities sold under the agreement on the repurchase date, the Company has the right to retain the collateral.

During the years ended December 31, 2021 and 2020, the Company engaged in certain repurchase transactions as cash taker. These transactions were “bilateral” in nature and the Company did not engage in any “Tri-party” repurchase transactions during the year. Additionally, there were no securities sold during the years ended December 31, 2021 and 2020 that resulted in default.

As of December 31, 2021 and 2020, the Company had no outstanding repurchase agreements.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-155

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

Securities lending program

The Company has a securities lending program whereby it may lend securities to qualified institutional borrowers to earn additional income. The Company receives collateral (in the form of cash) against the loaned securities and maintains collateral in an amount not less than 102% of the market value of loaned securities during the period of the loan; any additional collateral required due to changes in security values is delivered to the Company the next business day. Cash collateral received by the Company will generally be invested in high-quality short-term instruments or bank deposits.

As of December 31, 2021, the estimated fair value of the Company’s securities on loan under the program was $2,190 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2021, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $2,247 million included in “Payable for collateral for securities loaned”. This collateral received is cash and has not been sold or re-pledged as of December 31, 2021.

Of the cash collateral received from the program, $2,247 million is held as cash or reinvested in overnight, government backed, repurchase agreements as of December 31, 2021. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2021 (in millions):

	Amortized Cost	Fair Value

Open	$2,247	$2,247

Total collateral reinvested	$2,247	$2,247

As of December 31, 2020 the estimated fair value of the Company’s securities on loan under the program was $353 million. The estimated fair value of collateral held by the Company for the bonds on loan as of December 31, 2020, was reported in “Securities lending collateral assets” with an offsetting collateral liability of $361 million included in “Payable for collateral for securities loaned.” This collateral received was cash and had not been sold or re-pledged as of December 31, 2020.

Of the cash collateral received from the program, $361 million was held as cash as of December 31, 2020. Thus, the collateral remains liquid and could be returned in the event of a collateral call. The amortized cost and fair value of the reinvested cash collateral by the maturity date of the invested asset is as follows as of December 31, 2020 (in millions):

	Amortized Cost	Fair Value

Open	$361	$361

Total collateral reinvested	$361	$361

Note 18—federal home loan bank of new york membership and borrowings

The Company is a member of the FHLBNY. Through its membership, the Company has the ability to conduct business activity (“advances”) with the FHLBNY. It is part of the Company’s strategy to utilize these funds to provide additional liquidity to supplement existing sources. The Company is required to pledge collateral to the FHLBNY in the form of eligible securities for all advances received. The Company considers the amount of collateral pledged to the FHLBNY as the amount encumbered by advances from the FHLBNY at a point in time. The Company has determined the estimated maximum borrowing capacity as about $17,172 million. The Company calculated this amount using 5% of total net admitted assets at the current reporting date.

The following table shows the FHLBNY capital stock held in the general account as of December 31, (in millions):

	2021	2020

Membership stock—class A	$—	$—

Membership stock—class B	89	87

Activity stock	97	94

Excess stock	—	—

Total	$186	$181

There were no FHLBNY capital stock held in separate accounts as of December 31, 2021 and 2020.

Membership stock at December 31, 2021 and 2020, is not eligible for redemption.

The Company had $2,080 million and $2,081 million in funding agreements and $75 million and $0 in debt outstanding at December 31, 2021 and December 31, 2020 respectively.

B-156	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

The following table shows the maximum collateral pledged to FHLBNY in the general account during the year ending December 31, (in millions):

	2021			2020
	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral

Total	$3,729	$3,352	$3,387	$4,460	$4,019	$4,124

There was no collateral pledged to FHLBNY in the separate accounts during the years ended December 31, 2021 and 2020.

The following table shows the maximum borrowing from FHLBNY in the general account during the year ending December 31, (in millions):

	2021	2020

Debt	$2,750	$2,114

Funding agreements	$637	$2,010

Total	$3,387	$4,124

There were no borrowings from FHLBNY in the separate accounts during the year ended December 31, 2021 and 2020.

The following table shows the collateral pledged to FHLB in the general account as of December 31, 2021 and 2020 (in millions):

	2021			2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing

Total	$2,377	$2,139	$2,155	$2,275	$1,990	$2,081

There was no collateral pledged to FHLB in the separate account as of December 31, 2021 and 2020.

Note 19—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves increased or (reduced) by each item below for the years ended December 31 are as follows (in millions):

	2021	2020	2019

Net income	$3,872	$604	$1,618

Change in net unrealized capital gains (losses), net of taxes	1,645	(678)	118

Change in asset valuation reserve	(2,485)	463	(1,063)

Change in net deferred income tax	(1,088)	(200)	(284)

Change in non-admitted assets	1,029	(301)	365

Change in post-retirement benefit liability	(1)	(8)	(8)

As of December 31, 2021 and 2020, the portion of contingency reserves represented by cumulative net unrealized gains was $3,943 million and $1,938 million, gross of deferred taxes, respectively.

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Governors, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On May 7, 2020, the Company issued surplus notes in an aggregate principal amount of $1,250 million. The notes bear interest at an annual rate of 3.300%, and have a maturity date of May 15, 2050. Proceeds from the issuance of the notes were $1,248 million, net of issuance discount. Interest on the notes is scheduled to be paid semiannually on May 15 and November 15 of each year through the maturity date.

Intelligent Variable Annuity ∎ Statement of Additional Information	B-157

Notes to statutory–basis financial statements

Teachers Insurance and Annuity Association of America

The following table provides information related to the Company’s outstanding surplus notes as of December 31, 2021 (in millions):

Date Issued	Interest Rate	Original Issue Amount of Note	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Life-To-Date Principal Paid	Date of Maturity

12/16/2009	6.850%	$2,000	$1,049	$1,049	$72	$863	$950	12/16/2039

09/18/2014	4.900%	1,650	1,649	1,649	81	565	—	09/15/2044

09/18/2014	4.375%*	350	349	349	15	107	—	09/15/2054

05/08/2017	4.270%	2,000	1,994	1,994	86	386	—	05/15/2047

05/07/2020	3.300%	1,250	1,249	1,249	41	63	—	05/15/2050

Total		$7,250	$6,290	$6,290	$295	$1,984	$950

*

The Company will bear interest at a fixed annual rate of 4.375% from and including September 18, 2014 to but excluding September 15, 2024 payable semi-annually in arrears on March 15 and September 15 of each year, commencing March 15, 2015, then at an annual floating rate equal to Three-Month LIBOR plus 2.661% (see note below) from and including September 15, 2024 to but excluding the date on which the Fixed-to-Floating Rate Notes are paid in full, payable quarterly, in arrears on March 15, June 15, September 15 and December 15 of each year, commencing December 15, 2024.

Note: Three-Month USD LIBOR will cease to be published after June 30, 2023. TIAA’s $350 million in surplus notes maturing in 2054 include fallback language if LIBOR is unavailable, which establishes a new annual rate, subject to further interpretation based on the NY law and any federal law that may be passed.

For the years ended December 31, 2021 and 2020, the Company did not have any related parties as holders of surplus notes or unapproved interest or principal. There were no amounts of current year interest offset or principal paid and the notes were not contractually linked. Surplus note payments are not subject to administrative offsetting and proceeds were not used to purchase assets directly from the holder of the note.

The instruments listed in the above table, are unsecured debt obligations of the type generally referred to as “surplus notes” and are issued in accordance with Section 1307 of the New York Insurance Law. The surplus notes are subordinated in right of payment to all present and future indebtedness, policy claims and other creditor claims of the Company and rank pari passu with any future surplus notes of the Company and with any other similarly subordinated obligations.

The notes were issued in transactions pursuant to Rule 144A under the Securities Act of 1933, as amended, and the notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company.

No subsidiary or affiliate of the Company is an obligor or guarantor of the notes, which are solely obligations of the Company. No affiliates of the Company hold any portion of the notes.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the notes are not part of the legal liabilities of the Company. The notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus a pre-defined spread, plus in each case, accrued and unpaid interest payments on the notes to be redeemed to the redemption date.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company has not paid dividends to its shareholder.

Note 20—contingencies and guarantees

Subsidiary and affiliate guarantees:

At December 31, 2021, the Company has a financial support agreement with TIAA Life. Under this agreement, the Company will provide support so TIAA Life will have the greater of (a) capital and surplus of $250 million, (b) the amount of capital and surplus

B-158	Statement of Additional Information ∎ Intelligent Variable Annuity

continued

necessary to maintain TIAA Life’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or (c) such other amount as necessary to maintain TIAA Life’s financial strength rating at least the same as the Company’s rating at all times. Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. At December 31, 2021, the capital and surplus of TIAA Life was in excess of the minimum capital and surplus amount referenced, and its total adjusted capital was in excess of the referenced RBC-based amount calculated at December 31, 2021.

The Company has agreed that it will cause TIAA Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA Life with recourse to or against any of the assets of the Company.

The Company has unconditionally guaranteed $1,000 million in 4.0% senior unsecured notes issued by Nuveen, LLC due in 2028. The Company agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity, upon acceleration, redemption, repayment or otherwise, and as if such payment were made by Nuveen, LLC. The guarantee is made to/on behalf of a wholly-owned subsidiary, and as such the liability is excluded from recognition. The maximum potential amount of future payments the Company could be required to make under the guarantee as of December 31, 2021, is $1,280 million, which includes the future undiscounted interest payments. Should action under the guarantee be required, the Company would contribute cash to Nuveen, LLC, to fund the obligation, thereby increasing the Company’s investment in Nuveen, LLC, as reported in other invested assets. Based on Nuveen, LLC’s financial position and operations, the Company views the risk of performance under this guarantee as remote.

Additionally, the Company has the following agreements and lines of credit with subsidiaries, affiliates, and other related parties:

The Company provides a $100 million unsecured 364-day revolving line of credit arrangement with TIAA Life. $30 million of this facility is maintained on a committed basis with an expiration date of July 1, 2022. As of December 31, 2021, there were no balances outstanding.

The Company also provides a $1,000 million uncommitted line of credit to certain accounts of CREF and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. As of December 31, 2021, there were no balances outstanding. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the Funds have exhausted the availability of the current $1,000 million committed credit facility maintained with a group of banks.

The Company guarantees CREF transfers to the Company for the immediate purchase of lifetime payout annuities will produce guaranteed payments that will never be less than the amounts calculated at the stipulated interest rate and mortality defined in the applicable CREF contract.

The Company also provides a $300 million unsecured and uncommitted 364-day revolving line of credit arrangement with the Bank. This line has an expiration date of September 7, 2022. As of December 31, 2021, there were no balances outstanding.

The Company also provides a $100 million committed 364-day revolving line of credit arrangement with Nuveen, LLC. This line has an expiration date of December 22, 2022. As of December 31, 2021, there were no balances outstanding.

The Company also provides a $200 million unsecured revolving line of credit arrangement with T-C M-T REIT LLC. This line has an open ended expiration date and is effective until terminated. As of December 31, 2021, $200 million was outstanding.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at the accumulation unit value next determined after the transfer or withdrawal request is received in good order.

As of December 31, 2021, there are no outstanding liquidity units under the liquidity guarantee provided to REA by the Company.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a

Intelligent Variable Annuity ∎ Statement of Additional Information	B-159

Notes to statutory–basis financial statements	concluded

Teachers Insurance and Annuity Association of America

result of adverse mortality experience. The Company also guarantees expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Other contingencies:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC; federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”), seeking a broad range of information. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 21—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 10, 2022, the date the financial statements were available to be issued.

B-160	Statement of Additional Information ∎ Intelligent Variable Annuity

730 Third Avenue

New York, NY 10017-3206

A11525 (05/22)

PART C: OTHER INFORMATION

Item 27. Exhibits.

(a)	Board of Directors Resolution.

(A) Resolution of the Board of Directors of TIAA-CREF Life Insurance Company establishing TIAA-CREF Life Separate Account VA-1 (Registrant)1

(b)	Custodian Agreements.

None

(c)	Underwriting Contracts.

(A)	Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc. (TPIS)[8]

(B)	Selling Agreement between TPIS and TIAA-CREF Individual and Institutional Services, Inc. and Amendment thereto[1]

(C)	Principal Underwriter Distribution Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts.(14)

(D)	Cash Disbursement and Reimbursement Agreement for the TIAA-CREF Life Insurance Company Unit Investment Trust Separate Accounts.(14)

(E)

Amendment to the Master Services Agreement dated as of November 3, 2010, by and among, on the one hand, Infosys Limited, Infosys BPM Limited, and Infosys McCamish Systems LLC, and, on the other hand, Teachers Insurance and Annuity Association of America, entered into as of August 1, 2018. (25)

(d)	Contracts.

(A)	Form of Contract[9]

(B)	Endorsement for partial annuitization and maturity age[19]

(C)	Form of the Guaranteed Living withdrawal Benefit Rider[19]

(D)	Endorsement for Internal Revenue Code Section 72(s)[21]

(E)	Endorsement for Right to Examine Your Contract provision[26]

(e)	Applications.

Form of Application26

(f)	Depositor’s Certificate of Incorporation and By-Laws.

(A)	Charter of TIAA-CREF Life Insurance Company[2]

(B)	Bylaws of TIAA-CREF Life Insurance Company[2]

(g)	Reinsurance Contracts.

None

(h)	Participation Agreements.

(A)	Form of Participation/Distribution Agreement with TIAA-CREF Life Funds[2]

(B)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares.[3]

(C)	Form of Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares.[3]

(D)	Form of Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares.[3]

(E)	Form of Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc.[3]

(F)	Form of Participation Agreement among TIAA-CREF Life, Teachers Personal Investors Services, Inc., Franklin Templeton Variable Insurance Products Trust, and Franklin/Templeton Distributors, Inc.[3]

(G)	Form of Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company.[3]

(H)	Form of Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc.[3]

(I)	Form of Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC.[3]

(J)	Form of Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund.[3]

(K)	Form of Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P.[3]

(L)	Form of Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC.[3]

(M)	Form of Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC.[3]

(N)	Form of Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust.[3]

(O)	Form of Participation Agreement among TIAA-CREF Life, WM Variable Trust, and WM Funds Distributor, Inc.[3]

(P)	Form of Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC.[3]

(Q)	Form of Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA Life Insurance Company.[4]

(R)

Amendment to Participation and Distribution Agreement by and among TIAA-CREF Life, TIAA-CREF Life on behalf of the Registrant, and Teachers Personal Investors Services, Inc., dated as of October 19, 2004.[5]

(S)	Amendment to Participation and Distribution Agreement among TIAA-CREF Life Insurance Company, TIAA-CREF Life Funds, and Teachers Personal Investors Services, Inc., dated as of September 15, 2005.[6]

(T)	Form of Amendment to Fund Participation Agreement between Calamos Financial Services LLC and TIAA-CREF Life Insurance Company.[4]

(U)	Form of Amendment to Fund Participation Agreement by and between Delaware VIP Trust, Delaware Management Company, Delaware Distributors, L.P. and TIAA-CREF Life Insurance Company.[4]

(V)	Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Mason Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company.[10]

(W)

Amendment to Participation Agreement by and among Legg Mason Investors Services, LLC, Legg Mason Partners Variable Income Trust, Legg Mason Partners Variable Equity Trust, and TIAA-CREF Life Insurance Company.[10]

(X)

Form of Amendment to Participation Agreement by and among Credit Suisse Trust, Credit Suisse Asset Management LLC, and Credit Suisse Asset Management Securities, Inc and TIAA-CREF Life Insurance Company.[4]

(Y)	Form of Fund/SERV and Networking Supplement to Participation Agreement by and among MFS Variable Insurance Trust and Massachusetts Financial Services Company.[4]

(Z)	Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Institutional Shares, dated July 24, 2007.[10]

(AA)	Amendment to Participation Agreement between TIAA-CREF Life and Janus Aspen Series with respect to Service Shares, dated July 24, 2007.[10]

(AB)	Amendment to Participation Agreement among TIAA-CREF Life, Calamos Advisors Trust, Calamos Advisors LLC, and Calamos Financial Services LLC with respect to Institutional Shares, dated July 24, 2007.[10]

(AC)	Amendment to Participation Agreement among TIAA-CREF Life, Credit Suisse Trust, Credit Suisse Asset Management, LLC, and Credit Suisse Asset Management Securities, Inc., dated July 24, 2007.[10]

(AD1)

Form of Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company and Teachers Personal Investors Services, LLC, dated July 24, 2007.[9]

(AD2)

Amendment No. 2 to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company dated August 1, 2007.[10]

(AE)	Amendment to Participation Agreement among TIAA-CREF Life, MFS Variable Insurance Trust, and Massachusetts Financial Services Company, dated July 1, 2007.[10]

(AF)	Amendment to Participation Agreement among TIAA-CREF Life, Neuberger Berman Advisers Management Trust, and Neuberger Berman Management, Inc., dated July 27, 2007.[10]

(AG)	Amendment to Participation Agreement among TIAA-CREF Life, PIMCO Variable Insurance Trust, and Allianz Global Investors Distributors LLC, dated July 24, 2007.[10]

(AH)	Amendment to Participation Agreement among TIAA-CREF Life, Royce & Associates, LLC, and Royce Capital Fund, dated July 24, 2007.[10]

(AI)	Amendment to Participation Agreement among TIAA-CREF Life, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P., dated July 24, 2007.[10]

(AJ)	Form of Amendment to Participation Agreement among TIAA-CREF Life, Salomon Brothers Variable Series Fund Inc., and Legg Mason Investor Services, LLC, dated July 27, 2007.[9]

(AK)	Form of Amendment to Participation Agreement among TIAA-CREF Life, Greenwich Street Series Fund, and Legg Mason Investor Services, LLC, dated July 27, 2007.[9]

(AL)	Amendment to Participation Agreement among TIAA-CREF Life, Columbia Wanger Asset Management, LLP, Columbia Management Distributors, Inc., and Wanger Advisors Trust, dated July 24, 2007.[10]

(AM)	Amendment to Participation Agreement among TIAA-CREF Life, The Prudential Series Fund, Prudential Investments LLC, and Prudential Investment Management Services LLC, dated July 24, 2007.[10]

(AN)	Amendment to Participation Agreement between Principal Variable Contracts Fund, Inc., Principal Funds Distributor Inc. and TIAA-CREF Life Insurance Company, dated as of July 24, 2007.[10]

(AO)	Form of Shareholder Information Agreement between Credit Suisse Asset Management Securities, Inc. and TIAA-CREF Life Insurance Company.[4]

(AP)	Form of Shareholder Information Agreement between Delaware Service Company, Inc. Securities, Inc. and TIAA-CREF Life Insurance Company.[4]

(AQ)	Form of Shareholder Information Agreement between Neuberger Berman Management Inc. and TIAA-CREF Life Insurance Company.[4]

(AR)	Form of Shareholder Information Agreement between Prudential Investment Management Services LLC and TIAA-CREF Life Insurance Company.[4]

(AS)	Form of Shareholder Information Agreement between Royce Fund Services, Inc. and TIAA-CREF.[4]

(AT)	Form of Shareholder Information Agreement between Teachers Personal Investors Services, Inc. and TIAA-CREF Life Insurance Company.[7]

(AU)	Form of Shareholder Information Agreement between MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company.[4]

(AV)	Form of Shareholder Information Agreement between Allianz Global Investors Distributors LLC and TIAA-CREF Life Insurance Company.[4]

(AW)	Form Shareholder Information Agreement between Franklin Templeton Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company.[4]

(AX)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company.[4]

(AY)	Form of Amendment to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company.[4]

(AZ)	Distribution and Administrative Service Agreement between Neuberger Management Inc and TIAA-CREF Life Insurance Company.[4]

(BA)	Form of Administrative Services Agreement between Columbia Management Distributors, Inc. and TIAA-CREF Life Insurance Company.[4]

(BB)	Administrative Services Agreement between Credit Suisse Asset Management, LLC and TIAA-CREF Life Insurance Company.[4]

(BC)	Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company.[4]

(BD)	Administrative Services Agreement between Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company.[4]

(BE)	Administrative Services Agreement between Janus Capital Management LLC and TIAA-CREF Life Insurance Company.[4]

(BF)	Distribution and Shareholder Services Agreement between Janus Distributors LLC and TIAA-CREF Life Insurance Company.[4]

(BG)	Administrative Services Agreement between Royce & Associates, LLC and TIAA-CREF Life Insurance Company.[10]

(BH)	Amendment No. 1 to the Administrative Services Agreement by and between Franklin Templeton Services, LLC, and TIAA-CREF Life Insurance Company.[10]

(BI)	Amendment No. 1 to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company.[10]

(BJ)	Amendment No. 1 to Administrative Services Agreement by and among Legg Mason Investors Services, LLC and TIAA-CREF Life Insurance Company.[10]

(BN)	Form of Participation Agreement among TIAA-CREF Life, ING Investors Trust, and ING Funds Distributor, LLC with respect to institutional shares.[12]

(BQ)	Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (14)

(BR)	Form of Participation Agreement by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (15)

(BS)

Amendment to Fund Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., TIAA-CREF Life Insurance Company, and TIAA-CREF Institutional and Individual Services, LLC.(16)

(BT)	Amendment to Fund Participation Agreement between ING Investors Trust, ING Investments Distributor, LLC, and TIAA-CREF Life Insurance Company.(16)

(BU)	Amendment to Fund Participation Agreement between T. Rowe Price Associates, Inc. and TIAA-CREF Life Insurance Company. (16)

(BV)	Amendment to Fund Participation Agreement between T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc., and TIAA-CREF Life Insurance Company. (16)

(BW)	Amendment to Fund Participation Agreement between Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC and TIAA-CREF Life Insurance Company. (17)

(BX)	Amendment to Fund Participation Agreement between DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and TIAA-CREF Life Insurance Company. (17)

(BY)	Amendment to Fund Participation Agreement between PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA- CREF Life Insurance Company. (17)

(BZ)	Participation Agreement among the RBB Fund, Inc., Matson Money, Inc., Foreside Funds Distributors LLC, and TIAA-CREF Life Insurance Company.(19)

(CA)	Participation Agreement among TIAA-CREF Life Funds, Teachers Personal Investors Services, Inc., Teachers Advisors, Inc. and TIAA-CREF Life Insurance Company.(19)

(CB)	Participation Agreement among John Hancock Variable Insurance Trust, John Hancock Distributors LLC, and TIAA-CREF Life Insurance Company.(20)

(CC)	Amendment to Fund Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and TIAA-CREF Life Insurance Company.(20)

(CD)	Amendment to Fund Participation Agreement among T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investment Services, Inc.and TIAA-CREF Life Insurance Company.(20)

(CE)	Amendment to Fund Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and TIAA-CREF Life Insurance Company.(20)

(CF)	Amendment to the Fund Participation Agreement among John Hancock Variable Insurance Fund, and TIAA-CREF Life Insurance Company. (22)

(CG)

Amended and Restated Underlying Fund Agreement among DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc., the DFA Investment Trust Company, Dimensional Fund Advisors LP, and TIAA-CREF Life Insurance Company (23)

(CH)	Amendment to Fund Participation Agreement by and among Neuberger Berman Advisors Management Trust, Neuberger Investment Advisers LLC, and TIAA-CREF Life Insurance Company. (25)

(CI)	Amendment to Fund Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., and TIAA-CREF Life Insurance Company. (26)

(CK)	Amendment to Fund Participation Agreement by and among PIMCO Variable Insurance Trust and PIMCO Investments LLC and TIAA-CREF Life Insurance Company. (28)

(CL)	Amendment to Fund Participation Agreement by and among Calamos Advisors Trust and TIAA-CREF Life Insurance Company. (28)

(CM)	Amendment to Fund Participation Agreement by and among Principal Variable Contracts Funds, Inc. and TIAA-CREF Life Insurance Company. (28)

(CN)

Amendment to Fund Participation Agreement by and among Delaware VIP Trust, Delaware Management Company, a series of Macquarie Investment Management Business Trust and TIAA-CREF Life Insurance Company. (28)

(CO)	Amendment to Fund Participation Agreement by and among Neuberger Berman Advisers Management Trust and TIAA-CREF Life Insurance Company. (28)

(CP)	Amendment to Fund Participation Agreement by and among Credit Suisse Trust and Credit Suisse Securities LLC and TIAA-CREF Life Insurance Company. (28)

(CQ)	Amendment to Fund Participation Agreement by and among Voya Investors Trust and Voya Investments Distributor, LLC and TIAA-CREF Life Insurance Company. (28)

(CR)	Amendment to Fund Participation Agreement by and among Nuveen Securities, LLC and TIAA-CREF Life Insurance Company. (28)

(CS)	Amendment to Fund Participation Agreement by and among Wanger Advisors Trust, Columbia Wanger Asset Management, LLC and TIAA-CREF Life Insurance Company. (28)

(CT)	Amendment to Fund Participation Agreement by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc. and TIAA-CREF Life Insurance Company. (28)

(CU)	Amendment to Fund Participation Agreement by and among John Hancock Variable Insurance Trust, John Hancock Distributors, LLC and TIAA-CREF Life Insurance Company. (28)

(CV)	Amendment to Fund Participation Agreement by and among Legg Mason Partners Variable Equity Trust, Legg Mason Investor Services, LLC and TIAA-CREF Life Insurance Company. (28)

(CW)	Amendment to Fund Participation Agreement by and among Matson Money Funds, Herald Investment Marketing, LLC and TIAA-CREF Life Insurance Company. (28)

(CX)	Amendment to Fund Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and TIAA-CREF Life Insurance Company. (28)

(CY)	Amendment to Fund Participation Agreement by and among The Prudential Series Fund, PGIM Investments LLC, Prudential Investment Management Services LLC, and TIAA-CREF Life Insurance Company. (28)

(CZ)	Amendment to Fund Participation Agreement by and among Janus Aspen Series and TIAA-CREF Life Insurance Company. (28)

(DA)

Amendment to Fund Participation Agreement by and among T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Investments Services, Inc. and TIAA-CREF Life Insurance Company. (28)

(DB)	Participation Agreement among Lincoln Variable Insurance Products Trust, Lincoln Financial Distributors, Inc., Lincoln Investment Advisors Corporation and TIAA-CREF Life Insurance Company. (28)

(DC)	Amendment to Fund Participation Agreement by and among DFA Investment Dimensions Group Inc., and TIAA-CREF Life Insurance Company - filed herewith

(DD)	Amendment to Fund Participation Agreement by and among Vanguard Variable Insurance Fund, and TIAA-CREF Life Insurance Company - filed herewith

(i)	Administrative Contracts.

(A)	Administrative Services Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc[12]

(B)	Form of Administrative Services Agreement by and between McCamish Systems, LLC and TIAA-CREF Life Insurance Company.[11]

(C)

Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the Separate Account.[11]

(D)	Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and TIAA-CREF Life Insurance Company on behalf of the Separate Account.[11]

(j)	Other Material Contracts.

(A)	Investment Advisory Agreement between TIAA-CREF Life Funds and Teachers Advisors, Inc[12]

(B)	Service and Subcontracting agreement by and between Teachers Insurance and Annuity Association of America and TIAA Shared Services, LLC. (28)

(k)	Legal Opinion.

(A)	Legality Opinion and Consent of Ken Reitz, Esquire. - filed herewith

(l)	Other Consents

(A)	Written Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm - filed herewith

(m)	Omitted Financial Statements.

None

(n)	Initial Capital Agreements.

None

(o)	Form of Initial Summary Prospectus.

None

(p)	Powers of Attorney.

(A)	Powers of Attorney (21)

(B)	Powers of Attorney (23)

(C)	Powers of Attorney (24)

(D)	Powers of Attorney (27)

(E)	Powers of Attorney (28)

(F)	Powers of Attorney (29)

[2]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, filed January 31, 2002 (File No. 333-62162).
[3]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed March 9, 2006, (File Nos. 333-128699 and 811-10393).
[4]	Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, filed May 2, 2007 (File Nos. 333-128699 and 811-10393).
[5]	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6, filed May 3, 2005 (File Nos. 333-62162 and 811-10393).
[6]	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6, filed May 1, 2006 (File Nos. 333-128699 and 811-10393).
[7]	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, filed May 1, 2007 (File Nos. 333-46414 and 811-08963).
[8]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed December 9, 1998 (File Nos. 333-61761 and 811-08963).
[9]	Incorporated by reference to the initial filing of the Registration Statement on Form N-4, filed August 2, 2007 (File Nos. 333-145064 and 811-08963).
[10]	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed October 29, 2007 (File Nos. 333-145064 and 811-08963).
[11]	Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, filed April 18, 2008 (File Nos. 333-145064 and 811-08963).
[12]	Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, filed on May 1, 2010 (File Nos 333-145064 and 811-08963).
[13]	Incorporated by reference to the Registration Statement on Form N-6, filed on January 31, 2012 (File Nos 333-179272 and 811-22659).
[14]	Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, filed on April 14, 2012 (File Nos 333-145064 and 811-08963).
[15]	Incorporated by reference to the Registration Statement on Form N-6, filed on August 3, 2012 (File Nos 333-183060 and 811-22659).
[16]	Incorporated by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, filed on April 24, 2013 (File Nos 333-128699 and 811-10393).
[17]	Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, filed on February 7, 2014 (File Nos 333-128699 and 811-10393).
[18]	To be included by amendment to this registration.
[19]	Incorporated by reference to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, filed on February 28, 2014 (File Nos 333-145064 and 811-08963).
[20]	Incorporated by reference to the Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, filed on April 28, 2015 (File Nos 333-145064 811-08963).
[21]	Incorporated by reference to the Registration Statement on Form S-1 filed on March 23, 2016 (File No 333-210342)
[22]	Incorporated by reference to the Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, filed on April 29, 2016 (File Nos 333-145064 811-08963).
[23]	Incorporated by reference to the Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, filed on April 27, 2017 (File Nos 333-128699 and 811-10393).
[24]	Incorporated by reference to the Registration Statement on Form N-6, filed on February 28, 2019 (File Nos 333-229945 and 811-10393).
[25]	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-6, filed on April 29, 2019 (File Nos 333-128699 and 811-10393).
[26]	Incorporated by reference to the Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963).
[27]	Incorporated by reference to the Post-Effective Amendment No. 15 to the Registration Statement on Form N-4, filed on May 1, 2020 (File Nos 333-145064 and 811-08963).
[28]	Incorporated by reference to the Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, filed on April 27, 2021 (File Nos 333-145064 and 811-08963).
[29]	Incorporated by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, filed on January 11, 2022 (File Nos 333-145064 and 811-08963).

Item 28. Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
William G. Griesser	Director, Chairman, President and Chief Executive Officer
Rashmi Badwe	Director
Christine E. Dugan	Director
Bradley Finkle	Director
Anne Dobkowski	Director
Eric T. Jones	Director
Nicholas Calarco	Director
Christopher A. Baraks	Vice President, Corporate Tax Controller
Barry C. Corday	Senior Director, Illustration Actuary
Stacy Eisenhauer	Vice President, Chief Financial Officer
Carol Fracasso	Vice President, Business Management Consumer Services Officer
Jennifer Sisom	Vice President, Treasurer
Peter Pisapia	Chief Compliance Officer of the TIAA Life Separate Accounts
Kenneth W. Reitz	General Counsel
Wayne M. Smiley	Chief Compliance Officer
Ali Iqbal	Director
Timothy Penrose	Director
Wayne Agard	Secretary

*	The principal business address for each officer and director is 730 Third Avenue, New York, New York 10017-3206

Item 29. Persons Controlled by or under Common Control with the Depositor or the Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
HOLDING COMPANY SYSTEM*

Seven Persons serve as members of TIAA Board of Overseers
TIAA Board of Overseers
Teachers Insurance and Annuity Association of America ("TIAA")
Nuveen, LLC
Investment Subsidiaries and Investment vehicles
Real Estate Separate Account Subsidiaries
TIAA-CREF Life Insurance Company
MyVest Corporation
Nuveen Services, LLC
TIAA-CREF Asset Management LLC
Nuveen Finance, LLC
Envisage Information Systems, LLC
TIAA-CREF Individual & Institutional Services, LLC
TIAA GBS Holding LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA Global Business Services (India) Private Limited
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC
Nuveen Holdings 1, Inc.
Teachers Advisors, LLC
TIAA-CREF Tuition Financing, Inc.
TIAA Shared Services LLC
Nuveen International Holdings LLC
Nuveen Real Estate Global LLC
Nuveen Holdings, Inc.
TIAA-CREF Redwood, LLC
TIAA Endowment & Philanthropic Services, LLC
Nuveen UK Limited
Nuveen Global Investments LLC
Nuveen Investments, Inc.
TIAA FSB Holdings, Inc.
Everbank Funding, LLC
TIAA, FSB
Nuveen Canada Company
Nuveen Real Estate Project Management Services LLC
NIS/R&T, Inc.
Nuveen Japan Co. Ltd.
Nuveen Alternative Investments, LLC
TIAA RFS, LLC
TIAA-CREF Insurance Agency, LLC
TIAA Advisory, LLC
TIAA International Holdings 1 Limited
TIAA International Holdings 2 Limited
Nuveen Hong Kong Limited
Nuveen Securities, LLC
TIAA International Holdings 3 Limited
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Symphony Alternative Assets Management LLC
Nuveen Real Estate Limited
Nuveen Alternatives Advisors LLC
Nuveen Investments Holdings, Inc.
AGR Partners LLC
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Nuveen Churchill Advisors LLC
NCBDC Holdings LLC
Nuveen NWQ Holdings, LLC
NWQ Partners, LLC
NWQ Investment Management Company, LLC
Westchester Group Investment Management, Inc.
Westchester Group Investment Management Holding Company, Inc.
Santa Barbara Asset Management, LLC
GreenWood Resources, Inc.
Beaver Investment Holdings LLC
Gresham Investment Management LLC
Gresham Investment Management Asia Pte Ltd.
Nuveen Churchill Administration LLC
Churchill Asset Management LLC
Gresham Asset Management LLC

*This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America (the "Company") and certain of its subsidiaries. This chart does not include all downstream subsidiaries of the Company, such as investment vehicles or funds managed by the Company or its subsidiaries, and is not indicative of the percentage ownership interests held.

Effective as of December 31, 2020

This chart is a representation of the organizational structure of TIAA and does not detail each subsidiary of TIAA. For a complete list of subsidiaries, please refer to the attachment.

Exhibit A

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Adastra Management Inc.	AB, Canada	Polar Star Canadian Oil and Gas Holding, ULC	Shareholder	40	To act as the sole manager of a corporation.

AGR Partners LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To manage agricultural investments.

AGR Services LLC	DE	AGR Partners LLC	Member	99	To employ personnel.

AGR Services LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

AMC Holding, Inc.	FL	TIAA, FSB	Shareholder	100	To act as a shell holding company.

Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.

Asia Pacific Cities Management S.à r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Business Property Lending, Inc.	DE	TIAA, FSB	Shareholder	100	To act as a servicer of securitized commercial mortgage loans.

CAM HR Resources LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

CAM HR Resources LLC	DE	Churchill Asset Management LLC	Managing Member	99	To employ personnel.

Churchill Agency Services LLC	DE	Churchill Asset Management LLC	Member	100	To act as administrative and collateral agent in connection with certain investments.

Churchill Asset Management LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To act as a registered investment adviser for senior loan investments, primarily in U.S. middle-market companies.

Elite Lender Services, Inc.	FL	TIAA, FSB	Shareholder	100	To engage in residential mortgage settlement services and act as a title insurance agency.

Envisage Information Systems, LLC	NY	Teachers Insurance and Annuity Association of America	Member	100	To operate a software development company.

Greenwood Resources Brasil, Ltda.	Brazil	GreenWood Resources, Inc.	Shareholder	1	To provide property management services.

Greenwood Resources Brasil, Ltda.	Brazil	Greenwood Resources Forest Management, LLC	Shareholder	99	To provide property management services

GreenWood Resources Capital Management, LLC	DE	GreenWood Resources, Inc.	Member	100	To act as a registered investment advisor.

GreenWood Resources Poland SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ	Poland	Greenwood Resources Forest Management, LLC	Shareholder	100	To provide property management services.

GreenWood Resources, Inc.	DE	Beaver Investment Holdings LLC	Shareholder	100	To act as an advisor and manager of timber and related investments.

Gresham Asset Management LLC		Nuveen Investments, Inc.	Managing Member	100	To serve as a shell entity.

Gresham Investment Management Asia Pte Ltd.	Singapore	Gresham Investment Management LLC	Managing Member	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Gresham Investment Management LLC	DE	Nuveen Investments, Inc.	Managing Member	78.9	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services to Nuveen Group-sponsored investment vehicles.

GWR Uruguay S.A.	Uruguay	Greenwood Resources Forest Management, LLC	Shareholder	100	To act as a property manager.

Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds

Jatoba Brasil Investimentos Florestais Ltda	Brazil	GTR Brasil Participações Ltda.	Shareholder	100	To facilitate asset acquisitions of timber assets.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
MyVest Corporation	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To provide digital financial account management services.

Nuveen Administration Limited	United Kingdom	Nuveen Real Estate Limited	Shareholder	100	To provide administrative services and act as employer.

Nuveen Alternatives Advisors LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide advisory services for alternative investments.

Nuveen Alternatives Europe S.a.r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To act as an authorised alternative investment fund manager and a management company.

Nuveen Alternatives Services LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide administrative services and to act as General Partner

Nuveen Asset Management Europe S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To hold or distribute investments.

Nuveen Asset Management, LLC	DE	Nuveen Fund Advisors, LLC	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Nuveen Beteiligung Verwaltungs Gmbh	Germany	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Canada Company	Canada	Nuveen International Holdings LLC	Shareholder	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Nuveen Churchill Advisors LLC	DE	NCBDC Holdings LLC	Member	100	To act as a primary adviser.

Nuveen Consulting (Shanghai) Co Ltd	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting.

Nuveen Corporate Secretarial Services Limited	United Kingdom	Nuveen Group Holdings Limited	Shareholder	100	To provide administrative services.

Nuveen France SAS	France	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory services.

Nuveen Fund (Europe) Management Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Fund Advisors, LLC	DE	Nuveen Investments, Inc.	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles. U.S. Securities and Exchange Commission registered investment adviser. U.S. Commodity Futures Trading Commission registered commodity pool operator.

Nuveen Fund Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Hong Kong Limited	Hong Kong	TGAM HK HC LLC	Shareholder	100	To provide distribution, advisory, and marketing services.

Nuveen Investment Consulting (Shanghai) Company Limited	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	Entity formed provide investment consulting.

Nuveen Italy S.R.L.	Italy	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Japan Co., LTD	Japan	Nuveen International Holdings LLC	Shareholder	100	To engage in investment management, agency business, financial instruments exchange, market and investment research, and a financial distribution business office.

Nuveen Management AIFM Limited	United Kingdom	Nuveen Europe Holdings Limited	Shareholder	100	To act as an asset manager.

Nuveen Management Austria GmbH	Austria	Nuveen Group Holdings Limited	Shareholder	65	To manage real estate funds.

Nuveen Management Company (Luxembourg) No 1 Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.

Nuveen Management Finland Oy	Finland	Nuveen Group Holdings Limited	Shareholder	100	To act as an employer for the asset manager in connection with a fund.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Nuveen Property Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Nuveen Real Estate (Australia) Limited	Australia	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory and management services.

Nuveen Real Estate Global Cities Advisors, LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide investment advisory services.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 1 Limited	Shareholder	0.4	To act as the holding company for the legal entities.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 3 Limited	Shareholder	99.6	To act as the holding company for the legal entities.

Nuveen Real Estate Management Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate Project Management Services LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide construction and development management services.

Nuveen Securities, LLC	DE	Nuveen Investments, Inc.	Member	100	To act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients. U.S. Securities and Exchange Commission registered broker-dealer and Financial Industry Regulatory Authority member.

Nuveen Services, LLC	DE	Nuveen, LLC	Member	100	To act as the employer entity and to enter into commercial relationships pertaining to the provision of shared services.

Nuveen Singapore Private Limited	Singapore	Nuveen Group Holdings Limited	Shareholder	100	To act as a real estate investment advisor.

Nuveen UK Limited	United Kingdom	Nuveen International Holdings LLC	Shareholder	100	To provide distribution and marketing services.

NWQ Investment Management Company, LLC	DE	NWQ Partners, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Permian Investor Asset Manager LLC	DE	Nuveen Permian Investor Asset Manager Member LLC	Member	50	To hold real estate and other investments.

Plata Wine Partners, LLC	CA	Plata Managers LLC	Member	10	To hold agricultural investments.

Plata Wine Partners, LLC	CA	Plata Advisors LLC	Member	45	To hold agricultural investments.

Plata Wine Partners, LLC	CA	The Plata Wine Partners Trust	Member	45	To hold agricultural investments.

Santa Barbara Asset Management, LLC	DE	Nuveen Investments, Inc.	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

Symphony Alternative Asset Management LLC	DE	Symphony Asset Management LLC	Managing Member	100	To act as an asset manager of CLO products.

Symphony Asset Management LLC	CA	Nuveen Investments Holdings, Inc.	Managing Member	49	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Symphony Asset Management LLC	CA	Nuveen Investments, Inc.	Member	51	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Taurion, S.A.	Uruguay	Global Timber Spain S.L.	Shareholder	100	To hold alternative investments.

Teachers Advisors, LLC	DE	Nuveen Finance, LLC	Member	100	To act as a registered investment advisor to provide investment management services.

TIAA Advisory, LLC	DE	TIAA RFS, LLC	Managing Member	100	To provide investment advisory services to managed account programs.

TIAA Commercial Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	To engage in equipment leasing and commercial financing.

TIAA Endowment & Philanthropic Services, LLC	DE	TIAA-CREF Redwood, LLC	Member	100	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Singapore Holding Company Pte. Ltd.	Shareholder	99	To provide certain information technology related services.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Holding LLC	Shareholder	1	To provide certain information technology related services.

TIAA, FSB	FL	TIAA FSB Holdings, Inc.	Shareholder	100	To engage in banking, lending, and trust activities.

TIAA-CREF Asset Management UK Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To provide real estate investment advisory services

TIAA-CREF Individual & Institutional Services, LLC	DE	Teachers Insurance and Annuity Association of America	Member	100	To act as a registered broker-dealer and investment advisor and to provide distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Fixed and Variable Annuity and Variable Life Products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products.

TIAA-CREF Insurance Agency, LLC	DE	TIAA RFS, LLC	Managing Member	100	To act as a licensed life insurance agent offering insurance services and products.

TIAA-CREF Investment Management, LLC	DE	TIAA-CREF Asset Management LLC	Member	100	To act as a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

TIAA-CREF Life Insurance Company	NY	Teachers Insurance and Annuity Association of America	Shareholder	100	To issue guaranteed and variable annuities and funding agreements to the general public.

TIAA-CREF Luxembourg S.A.R.L.	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	To provide accounting and domiciliary services to legal entities.

TIAA-CREF Tuition Financing, Inc.	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To administer and provide program management services on behalf of state entities to qualified tuition programs formed pursuant to Section 529 of the Internal Revenue Code.

Tygris Asset Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	This entity is dormant.

Westchester Group Chile Investment Management, SpA	Chile	Westchester Group Investment Management, Inc.	Shareholder	100	To facilitate management operations in Chile.

Westchester Group Farm Management, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide farm management services.

Westchester Group Investment Management, Inc.	DE	Westchester Group Investment Management Holding Company, Inc.	Shareholder	100	To operate an agricultural asset management business.

Westchester Group of Europe Limited	United Kingdom	Westchester Group Investment Management, Inc.	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group of Poland Sp. Z.o.o.	Poland	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group Real Estate, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide brokerage services related to agricultural investments.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Real Estate, Inc.	Shareholder	1	To manage farmland funds.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Investment Management, Inc.	Shareholder	99	Private limited company that manages farmland funds

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership% *	Business Purpose
Westchester Group SRL	Romania	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester NGFF Investment, LLC	DE	Westchester Group Investment Management, Inc.	Shareholder	100	To hold investments for employee long-term incentive.

Winslow Capital Management, LLC	DE	Nuveen WCM Holdings, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

*

Note: TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 30. Indemnification

The TIAA-CREF Life bylaws provide that the TIAA-CREF Life Insurance Company will indemnify, in the manner and to the fullest extent permitted by law, each person made or threatened to be made a party to any action, suit or proceeding, whether or not by or in the right of the TIAA-CREF Life Insurance Company, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that he or she or his or her testator or intestate is or was a director, officer or employee of the TIAA-CREF Life Insurance Company, or is or was serving at the request of the TIAA-CREF Life Insurance Company as director, officer or employee of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, if such director, officer or employee acted, in good faith, for a purpose which he reasonably believed to be in, or in the case of service for any other corporation or any partnership, joint venture trust, employee benefit plan or other enterprise, not opposed to, the best interests of the TIAA-CREF Life Insurance Company and in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. To the fullest extent permitted by law such indemnification shall include judgments, fines, amounts paid in settlement, and reasonable expenses, including attorneys’ fees. No payment of indemnification, advance or allowance under the foregoing provisions shall be made unless a notice shall have been filed with the Superintendent of the New York State Department of Financial Services not less than thirty days prior to such payment specifying the persons to be paid, the amounts to be paid, the manner in which payment is authorized and the nature and status, at the time of such notice, of the litigation or threatened litigation.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“Securities Act”) may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)

Other Activity. TIAA-CREF Individual & Institutional Services, LLC (“TC Services”) acts as principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. TC Services is also principal underwriter for TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA-CREF Life Funds, and variable annuity contracts issued by TIAA-CREF Life Separate Account VA-1 and TIAA Separate Account VA-1.

(b)	Management.

Name and Principal Business Address*	Positions and Offices with Underwriter

Rashmi Badwe	Manager

Raymond Bellucci	Manager, Senior Managing Director
William G. Griesser	Manager, Senior Managing Director
Eric T. Jones	Manager

Angela Kahrmann	Manager, President, Chief Executive Officer, Chairman

Ross Abbott	Chief Operating Officer

Christopher Baraks	Vice President
David Barber	Chief Financial Officer

Pamela Lewis Marlborough	Assistant Secretary, Managing Director, Chief Legal Officer
Lisa Lynn	Managing Director, Chief Compliance Officer
Jennifer Sisom	Vice President, Treasurer
Wayne Agard	Secretary

*	The address of each Director and Officer is c/o TIAA-CREF Individual & Institutional Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c)	Compensation From the Registrant. None

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain 22 Kimberly Road East Brunswick, NJ 08816, 64 Leone Lane, Chester, New York, 10918, 11333 East 53 Street, Denver, CO 80239, State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, JPMorgan Chase Bank, 4 Chase Metrotech Center Brooklyn, NY 11245, and McCamish Systems LLC, Storage of Documents: Iron Mountain, 660 Distribution Drive, Atlanta, GA 30336, Storage of Electronic Date: Quality Technology Services, 300 Satellite Blvd, Suwanee, GA 30024.

Item 33. Management Services

Not applicable.

Item 34. Fee Representation

TIAA - CREF Life Insurance Company (“TIAA Life”) represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by TIAA Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Separate Account VA-1 has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th of April, 2022.

TIAA-CREF LIFE SEPARATE ACCOUNT VA-1

By:	TIAA-CREF Life Insurance Company (On behalf of the Registrant and itself)

By:	*
William G. Griesser
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons on April 28, 2022, in the capacities indicated.

Signature	Title

*	President and Chief Executive Officer
William G. Griesser

/s/ Stacy Eisenhauer	Vice President and Chief Financial Officer
Stacy Eisenhauer	(Principal Financial and Accounting Officer)

*	Director
William G. Griesser

*	Director
Rashmi Badwe

*	Director
Christine E. Dugan

*	Director
Bradley Finkle

*	Director
Anne Dobkowski

*	Director
Eric T. Jones

*	Director
Ali Iqbal

*	Director
Nicholas Calarco

*	Director
Timothy Penrose

Signed by Kenneth W. Reitz, Esq. as attorney-in-fact pursuant to a Power of Attorney effective: March 30, 2020, April 27, 2021, and January 10, 2022.

/s/ Kenneth W. Reitz

Kenneth W. Reitz, Esq. Attorney-in-fact